Registration No. 333-112626

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☒ Post-Effective Amendment No. 14

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 92

Massachusetts Mutual Variable Annuity Separate Account 4

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code (413) 788-8411

John E. Deitelbaum

Corporate Vice President, Assistant Secretary & Associate General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2009 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	on pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Individual or Group Deferred Variable Annuity Contract

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus

1	Cover Page

2	Index of Special Terms

3	Table of Fees and Expenses

4	Condensed Financial Information

5	The Company; Investment Choices; Appendix F – The Funds; Appendix G – The Funds

6	Expenses; Distribution

7	Ownership; Purchasing a Contract; Voting Rights; Contract Value; Cover Page

8	The Income Phase

9	Death Benefit

10	Contract Value; Distribution

11	Right to Cancel Your Contract; Suspension of Payments or Transfers; Withdrawals

12	Taxes

13	Legal Proceedings

14	Table of Contents of the Statement of Additional Information

Caption in Statement of Additional Information

15	Cover Page

16	Table of Contents

17	Company

18	Distribution; Experts; Custodian

19	Purchase of Securities Being Offered

20	Distribution

21	Not applicable

22	Annuity Payments

23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

MassMutual Transitions Select SM

This prospectus describes an individual deferred variable annuity contract offered by Massachusetts Mutual Life Insurance Company. The contract may not be available in all states. The contract provides for accumulation of contract value and annuity payments on a fixed and/or variable basis. Certain features of this contract involve payment of a credit. If you elect any of these features, your contract expenses may be higher with the feature, than without them. The amount of any credits may be more than offset by the charges for your elected features.

You, the contract owner, have a number of investment choices in this contract. These investment choices include various fixed account choices as well as the following funds which are offered through our separate account, Massachusetts Mutual Variable Annuity Separate Account 4.

AIM Variable Insurance Funds

•	AIM V.I. Financial Services Fund
•	AIM V.I. Global Health Care Fund
•	AIM V.I. Technology Fund

Fidelity® Variable Insurance Products

•	Fidelity® VIP Contrafund® Portfolio

ING Investors Trust

•	ING Clarion Global Real Estate Portfolio

MML Series Investment Fund

•	MML Aggressive Allocation Fund
•	MML American Funds® Core Allocation Fund
•	MML American Funds® Growth Fund
•	MML American Funds® International Fund
•	MML Asset Allocation Fund
•	MML Balanced Allocation Fund
•	MML Blue Chip Growth Fund
•	MML Concentrated Growth Fund
•	MML Conservative Allocation Fund
•	MML Emerging Growth Fund
•	MML Equity Income Fund
•	MML Equity Index Fund
•	MML Foreign Fund
•	MML Global Fund
•	MML Growth Allocation Fund
•	MML Growth & Income Fund
•	MML Income & Growth Fund
•	MML Large Cap Growth Fund
•	MML Large Cap Value Fund
•	MML Mid Cap Growth Fund
•	MML Mid Cap Value Fund
•	MML Moderate Allocation Fund
•	MML NASDAQ-100® Fund[1]
•	MML Small Cap Growth Equity Fund
•	MML Small Cap Index Fund
•	MML Small/Mid Cap Value Fund
•	MML Small Company Value Fund

MML Series Investment Fund II

•	MML Blend Fund
•	MML China Fund
•	MML Enhanced Index Core Equity Fund
•	MML Equity Fund
•	MML Inflation-Protected and Income Fund
•	MML Managed Bond Fund
•	MML Money Market Fund
•	MML Small Cap Equity Fund
•	MML Strategic Emerging Markets Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Balanced Fund/VA**
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA**
•	Oppenheimer Main Street Fund®/VA
•	Oppenheimer MidCap Fund/VA
•	Oppenheimer Money Fund/VA*
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

•	Oppenheimer International Growth Fund/VA

PIMCO Variable Insurance Trust

•	PIMCO VIT CommodityRealReturn Strategy Portfolio

*	Unavailable in contracts issued on or after January 19, 2008.
**	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this fund via purchase payments or transfers.
[1]

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contract.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2009. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 68 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Retirement Income Service Center at (800) 272-2216 or write to our Retirement Income Service Center using the following address: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Annuity Service Center HUB, W058, 1295 State Street, Springfield, MA 01111-0111)

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2009

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

2008 Version	4

Accumulation Phase	4

Accumulation Unit	19

Age	11

Annuitant	10

Annuity Date	30

Annuity Options	32

Annuity Payments	31

Annuity Unit Value	31

Contract Anniversary	34

Free Withdrawals	29

Income Phase	30

Interest Rate Factor Adjustment	18

Non-Qualified	61

Pre-2008 Version	4

Purchase Payment	11

Qualified	61

Retirement Income Service Center	4

Separate Account	15

Tax Deferral	5

Window Period	18

Contacting the Company

How to Contact Us.  You may contact us by calling your registered representative or our Retirement Income Service Center at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time. You may also e-mail us by visiting www.massmutual.com/annuities. Additionally, you may write to our Retirement Income Service Center using the following address: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067 or to our overnight mail address at MassMutual Financial Group, Annuity Service Center HUB, W058, 1295 State Street, Springfield, MA 01111-0111.

Sending Forms and Written Requests in Good Order.  From time to time you may want to submit a written request for a withdrawal, a change of beneficiary, or some other action. We can only act upon your request if we receive it in “good order.” Contact our Retirement Income Service Center to learn what information we require for your request to be in “good order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form.

Overview

2008 and Pre-2008 Versions of the Transitions Select Contract.  This prospectus describes two versions of the Transitions Select contract: the 2008 Version (contracts applied for on or after 9/8/08, subject to state availability); and the Pre-2008 Version (applied for prior to 9/8/08 or in states where the 2008 Version is unavailable). The primary differences are disclosed in the following sections: “Table of Fees and Expenses,” “Additional Features – GMIB 5 & GMIB 6,” “Appendix F – Funds” and “Appendix G – Funds.” Additionally, the expenses for each fund are disclosed in each fund prospectus. The expenses for funds offered in the 2008 Version are generally higher than for the funds in the Pre-2008 Version. See “Table of Fees and Expenses – Annual Fund Operating Expenses” for the minimum and maximum fund expenses in each version.

The following is intended as a summary. Please read each section of this prospectus for additional detail.

This annuity is a contract between “you,” the owner and “us,” Massachusetts Mutual Life Insurance Company. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. This date must be at least 5 years (13 months for contracts issued in New York) from when you purchase the contract.

The contract, like all deferred annuity contracts, has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase you can apply purchase payments to your contract and we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase. You can participate in both phases simultaneously if you apply a portion of your contract value to an annuity option.

Contract Type.  The contract described in this prospectus is an individual deferred variable annuity. The contract provides for accumulation of contract value and annuity payments on a fixed and/or variable basis.

The Prospectus and the Contract.  This prospectus describes general provisions of the contract, but is not intended to address all details of the contract. Where the prospectus and contract differ, the contract will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. Each contract is subject to the law of the state in which the contract is issued. Some of the terms of your contract may differ from the terms of the contract delivered in another state because of state-specific legal requirements. Some of the subject matters in which there may be state-specific contract provisions include:

•	the contingent deferred sales charge schedule and application of an interest rate factor adjustment, if applicable;

•	the availability of certain investment choices;

•	certain contract features;

•	free look rights;

•	the minimum interest rate credited to the fixed account;

•	premium taxes; and

•	fund transfer rights.

If you would like information regarding state-specific contract provisions, you should contact your registered representative or call our Retirement Income Service Center at the number shown on page 1 of this prospectus.

Additional Features.  For an additional charge or credit and subject to certain terms and restrictions the following features are available for you to elect: Guaranteed Minimum Accumulation Benefit (GMAB); Additional Death Benefit Features; Nine Year Contingent Deferred Sales Charge Feature; 10%/20% Free Withdrawal Feature; Nursing Home Waiver Benefit; Electronic Document Delivery Credit; Case Size Credit; and Equalizer Benefit. See “Additional Features” for details.

Death Benefits.  The contract offers three death benefit features during the accumulation phase: the Basic Death Benefit; the Annual Ratchet Death Benefit (for an additional charge); and the Contract Value Death Benefit. Once the income phase commences, payments upon death may be available to beneficiaries depending on the annuity option elected. See “Death Benefit,” “Additional Features” and “Income Phase.”

Annuity Options.  We make annuity payments based on the annuity option you elect. When you elect an annuity option you also elect among a number of features, including but not limited to: duration, number of payees, payments to beneficiaries, and whether payments will be variable and/or fixed payments. See “The Income Phase.”

Investment Choices.  The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include over forty funds and various fixed accounts. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select as well as the interest we credit on the fixed accounts. The number of investment choices may be restricted if you elect certain additional features. See “Investment Choices,” “Additional Features,” “Appendix F – Funds” and “Appendix G – Funds.”

Withdrawals.  Subject to certain restrictions, you may periodically make partial withdrawals of your contract value. If you make a full withdrawal of your contract value, all your rights under the contract will be terminated. Income taxes, tax penalties, a contingent deferred sales charge, and any applicable interest rate factor adjustment may apply to any withdrawal you request. See “Withdrawals,” “Expenses – Contingent Deferred Sales Charge,” “Appendix B – Long Term Guarantee Fixed Account Interest Rate Factor Adjustment,” and “Taxes.”

Transfers.  Subject to certain restrictions, you may periodically transfer contract value among available investment choices. See “Transfers and Transfer Programs.”

Fees.  Your contract value will be subject to certain fees. These charges will be reflected in your contract value and may be reflected in any annuity payments you choose to receive from the contract. See “Expenses” and “Table of Fees and Expenses.”

Taxation.  The Internal Revenue Code of 1986, as amended, has certain rules that apply to the contract. These tax treatments apply to earnings from the contract, withdrawals, death benefits and annuity options. See “Taxes.”

Tax Deferral.  You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan. Investors should consider buying a variable annuity to fund a qualified plan for the annuity’s additional features such as lifetime income payments and death benefit protection.

Right to Cancel Your Contract.  You have a right to examine your contract. If you change your mind about owning your contract, you can generally cancel it within 10 calendar days after receiving it. However, this time period may vary by state. See “Right to Cancel Your Contract.”

Table of Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I.  The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

	Current	Maximum
Transfer Fee
During the Accumulation Phase	12 free transfers per calendar year, thereafter, $20 per transfer.[1]	12 free transfers per calendar year, thereafter, $20 per transfer.[1]
Contingent Deferred Sales Charge (as a percentage of amount withdrawn or applied to an annuity option)

	Current	Maximum
Standard	7%[2]	7%[2]
Optional Nine Year (credit provided if elected)	8%[2]	8%[2]

[1]

Currently, any transfers made as part of an Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee and, therefore, do not count toward your 12 free transfers every calendar year.

[2]	Contingent Deferred Sales Charge Schedules

Standard
Contract year when withdrawal is made or when contract value is applied to an annuity option	1	2	3	4	5	6	7	8 and later

Percentage of amount withdrawn or applied to an annuity option	7%	7%	7%	6%	5%	4%	3%	0%
Optional Nine Year (credit provided if elected)
Contract year when withdrawal is made or when contract value is applied to an annuity option	1	2	3	4	5	6	7	8	9	10 or later

Percentage of amount withdrawn or applied to an annuity option	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

	Current	Maximum
Annual Contract Maintenance Charge	$40[3]	$60[3]

Separate Account Annual Expenses (as a percentage of average account value in the separate account)
	Current	Maximum
Mortality and Expense Risk Charge	1.00%	1.70%
Administrative Charge	0.15%	0.25%
Total Separate Account Annual Expenses	1.15%	1.95%

[3]	Currently waived if contract value is $100,000 or greater when we are to assess the charge.

Additional Feature Charges

For MassMutual Guaranteed Income Plus 5 and MassMutual Guaranteed Income Plus 6, the charge is a percentage of the current GMIB value. For the Guaranteed Minimum Withdrawal Benefit, the charge is a percentage of the current benefit base. For all other additional features, in the first contract year, the charge is a percentage of your purchase payments. On the last day of your first contract year and on the last day of each contract year thereafter, the annual charge is a percentage of your contract value on that date.

	Current Charge	Maximum Charge

10%/20% Free Withdrawal Feature	0.25%	0.35%

	Current Charge	Maximum Charge

Annual Ratchet Death Benefit	0.40%	0.90%

	Current Charge	Maximum Charge

Equalizer Benefit	0.50%	0.60%

Guaranteed Minimum Income Benefit	Current Charge	Maximum Charge

MassMutual Guaranteed Income Plus 5 (2008 and Pre-2008 Versions “GMIB 5”) not available in contracts we currently issue	0.65%	1.50%

MassMutual Guaranteed Income Plus 6 (2008 and Pre-2008 Versions “GMIB 6”) not available in contracts we currently issue	0.80%	1.50%

Basic GMIB not available in contracts we currently issue	0.60%	1.25%

Guaranteed Minimum Accumulation Benefit	Current Charge	Maximum Charge

For contracts issued on or after 9/1/06	0.45%	1.00%

For contracts issued prior to 9/1/06	0.35%	1.00%

Guaranteed Minimum Withdrawal Benefit MassMutual Lifetime Payment Plus not available in contracts we currently issue	Current Charge	Maximum Charge

Single Life	0.60%	1.50%

Joint Life	0.85%	1.50%

	Current Charge	Maximum Charge

Nursing Home Waiver Benefit	0.05%	0.10%

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. Below are the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2008. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in each fund prospectus.

2008 Version:  for contracts applied for on or after 9/8/08, subject to state availability

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.55%	2.15%

Pre-2008 Version:  for contracts applied for prior to 9/8/08 or in states where the 2008 Version is unavailable

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.44%	2.15%

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. Currently the income phase is not available until 5 years (13 months for contracts issued in New York) after you purchase your contract.

Both Example I and Example II assume:

•	that your contract is the 2008 Version,
•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that you elected the maximum number of additional contract features, including MassMutual Guaranteed Income Plus 5,
•

that the maximum fees and expenses in the “Table of Fees and Expenses” apply (including total separate account annual expenses of 1.95% and an annual charge of 3.45% which is the maximum separate account charge for the maximum number of additional contract features), and

•

that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$1,392	$2,828	$4,166	$7,473	$782	$2,320	$3,828	$7,473
Sub-account with minimum total operating expenses	$1,239	$2,402	$3,500	$6,372	$618	$1,865	$3,130	$6,372

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. Currently the income phase is not available until 5 years (13 months for contracts issued in New York) after you purchase your contract.

Both Example I and Example II assume:

•	that your contract is the 2008 Version,
•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that you elected the basic death benefit and did not elect any additional contract features,
•	that the current fees and expenses in the “Table of Fees and Expenses” apply (including total separate account annual expenses of 1.15%), and
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$985	$1,710	$2,263	$3,695	$344	$1,049	$1,776	$3,695
Sub-account with minimum total operating expenses	$833	$1,254	$1,490	$2,087	$180	$559	$962	$2,087

The examples using current expenses reflect the annual contract maintenance charge of $40 as an annual charge of 0.06%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.09%.

The examples do not reflect any premium taxes. However, premium taxes may apply.

In “Appendix A” there is an accumulation unit value history.

The examples should not be considered a representation of past or future expenses.

The Company

In this prospectus, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and programs and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner of the contract. The owner is named at the time you apply for a contract. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a contract to you if you have passed age 90 (age 85 for contracts issued in New York and Oklahoma) as of the date we proposed to issue the contract. As the owner of the contract, you exercise all rights under the contract. On and after the annuity date, you continue as the owner. You may change the owner of a non-qualified contract at any time prior to the annuity date by written request. However, in certain states you may not change owners without our approval. We will refuse or accept any requested change on a non-discriminatory basis. Please refer to your contract. Changing the owner may result in tax consequences.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Joint Owner

Non-qualified contracts can be owned by joint owners. We will use the age of the oldest joint owner to determine all applicable benefits under the contract. We will not issue a contract to you if either proposed joint owner has passed age 90 (age 85 for contracts issued in New York and Oklahoma) as of the date we propose to issue the contract. If a joint owner dies, we will treat the surviving joint owner as the primary beneficiary. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated in the prospectus, we require the signatures of both the joint owners for all transactions if there are joint owners.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed age 90 (age 85 for contracts issued in New York and Oklahoma) as of the date we proposed to issue the contract. You may change the annuitant before the annuity date subject to our approval. However, the annuitant may not be changed on a contract owned by a non-natural person unless the contract was issued under a plan pursuant to IRS Code Section 401(a), 403(b), 408(a) or 408(b). We will use the age of the annuitant to determine all applicable benefits under a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

A surviving spouse who is the sole primary beneficiary under the contract may elect a lump sum payment of the death benefit, apply the death benefit to an annuity option or continue the contract. If an election is not made within 60 calendar days of our receipt of due proof of death we will consider the surviving spouse to have continued the contract in his or her name. Generally, if the contract is continued then: 1) the initial value will equal the death benefit amount; 2) all applicable contract features and benefits will be in the surviving spouse’s name; and 3) the surviving spouse will exercise all of the contract owner’s rights under the contract. Exceptions are as follows: a) if at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age then the contract cannot be continued and b) if at the time the owner purchased the contract the surviving spouse was over the maximum allowable age for electing a certain feature then the feature is not available for continuance. We further limit the surviving spouse’s rights applicable to continuing any elected Guaranteed Minimum Withdrawal Benefit, see “Additional Features – Guaranteed Minimum Withdrawal Benefit—Payment of the Contract’s Death Benefit and MassMutual Lifetime Payment Plus.” An election to continue the contract can only be made once while the contract is in effect.

Age

How We Determine Age of Annuitant, Owner and Beneficiary

In this prospectus the term “age,” except when discussed in regards to specific tax provisions, is defined as “insurance age,” which is a person’s age on his/her birthday nearest the date for which the age is being determined. This means we calculate your age based on your nearest birthday, which could be either your last birthday or your next. For example: A person’s 50th birthday is May 1, 2008; today’s date is December 1, 2008; that person’s insurance age is age 51. Even though the person has not yet turned 51 by the calendar, his insurance age is 51. This will happen every year on the day a person moves to within six months of his or her next birthday.

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is $3,000 for qualified contracts and $5,000 for non-qualified contracts.

Effective March 25, 2009, if you applied for a non-qualified or qualified contract with an election of the Guaranteed Minimum Income Benefit 5 (GMIB 5) or a Guaranteed Minimum Withdrawal Benefit (GMWB) “MassMutual Lifetime Payment Plus,” the minimum amount we accepted for your initial purchase payment was $25,000. The GMIB 5 and GMWB are not available in contracts we currently issue.

You can make additional purchase payments to your contract. However, additional payments of less than $250 are subject to our approval.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1.5 million up to age 75; or

•	$500,000 if older than age 75 or if the owner is a non-natural person.

These amounts may vary by state.

If there are joint owners, age refers to the oldest joint owner.

Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

You may submit your initial purchase payment, along with your completed application, by giving them to your registered representative. You can make additional purchase payments:

•	by mailing your check, that clearly indicates your name and contract number, to our lockbox:

First Class Mail

MassMutual Transitions Select

Retirement Income Payment Services

MassMutual P.O. Box 74908

Chicago, IL 60675-4908

Overnight Mail

MassMutual Transitions Select

Retirement Income Payment Services

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 4908

Chicago, IL 60654

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

MassMutual Account #323956297

Ref: Annuity Contract #

Name: (Your Name)

You may also send purchase payments to our Retirement Income Service Center. We have the right to reject any application or purchase payment.

Delay of Application.  Our receipt of your application may be delayed due to circumstances outside of our control (for example, delays due to failure of the selling broker-dealer or sales agent to forward the application to us promptly or due to delays in determining whether the contract is suitable for you). Any such delays will affect when we can issue your contract and when your initial purchase payment will be allocated among your investment choices.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making subsequent purchase payments to your contract. Contact our Retirement Income Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

General Overview.  When you purchase your contract, we will apply your purchase payment among the investment choices according to the allocation instructions you provide. If you make additional purchase payments and do not provide new allocation instructions, we will apply each according to the allocation instructions we have on record.

If you own the contract with a joint owner, we will accept allocation instructions from either you or the joint owner, unless we are instructed otherwise.

We reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 investment choices (including the fixed accounts) at any one time in the event administrative burdens require such a limitation.

If you are participating in a transfer program, an Asset Allocation Program, a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit or Guaranteed Minimum Withdrawal Benefit, allocation restrictions apply. See “Transfers and Transfer Programs,” “Additional Features – Guaranteed Minimum Accumulation Benefit,” “Additional Features – Guaranteed Minimum Income Benefit” and “Additional Features – Guaranteed Minimum Withdrawal Benefit.”

The Fixed Account and the Long Term Guarantee Fixed Accounts.  You may allocate up to 70% of each purchase payment between The Fixed Account and the Long Term Guarantee Fixed Accounts. If you are participating in a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, or Guaranteed Minimum Withdrawal Benefit, you cannot make allocations to The Fixed Account or to the Long Term Guarantee Fixed Accounts. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to The Fixed Account or the Long Term Guarantee Fixed Accounts.

We will only exercise our right to discontinue access to The Fixed Account and the Long-Term Guarantee Fixed Accounts if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner.

Applying Purchase Payments.  Once we receive your purchase payment and the necessary information at our Retirement Income Service Center or lockbox, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will notify you. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or obtain your permission to keep it until we receive all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Retirement Income Service Center or lockbox as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will notify you. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Retirement Income Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest.

Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are charges associated with these benefits and advantages. Owning a variable annuity represents a long-term financial commitment.

Before you purchase a variable annuity contract, you should consider:

•	if you have a long-term investment horizon.

•	if you can afford to make the initial and any subsequent purchase payments based on your other assets and income.

•	if you understand how the product works and how charges may impact your contract performance.

•	if you are willing to tolerate market fluctuations based on underlying fund performance.

•	if you have a need for the benefits offered with a variable annuity such as tax-deferral and lifetime income.

•	if using a variable annuity contract to fund a tax-qualified plan such as an IRA is the right investment decision for you, since a variable annuity does not provide any additional tax advantages.

•

if purchasing a variable annuity is the right investment decision for you if the owner of the contract will be a non-natural person, since generally tax-deferral is not provided when a non-natural person owns a variable annuity contract.

•

if purchasing a variable annuity is the right investment decision for you if you are an older person, given the long-term financial commitment, potential market fluctuations and charges associated with a variable annuity, as well as whether you are in a tax bracket that justifies the need for tax-deferral.

•

if you are replacing your current annuity contract by purchasing the proposed variable annuity contract. If so, carefully compare the costs and benefits of your existing annuity contract with the costs and benefits of the proposed variable annuity contract, and understand what benefits of your existing annuity contract you may be forfeiting.

•

if your registered representative is receiving additional compensation for selling this variable annuity contract. Please refer to the “Distribution” section for more information about additional compensation arrangements.

•

if you are purchasing this contract with the intention to make frequent fund transfers. If you are, you should not purchase this variable annuity contract. Please refer to the “Limits on Frequent Trading and Market Timing Activity” section for more information.

Some variable annuity contracts offer certain features for an additional charge. These features may be additional death benefits, Guaranteed Minimum Income Benefits, Guaranteed Minimum Accumulation Benefits or Guaranteed Minimum Withdrawal Benefits. Before electing an additional feature understand the benefits and costs involved. Also, consider whether you have a need for what the feature offers. For the contract described in this prospectus there is a discussion of these features in “Additional Features.”

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long-term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Right to Cancel Your Contract

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 calendar days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Retirement Income Service Center. If you purchase this contract as an IRA or your state requires it, we will return the greater of your purchase payments less any withdrawals you took, or the contract value. For contracts issued in New York, you will receive your contract value plus any previously deducted charges.

Investment Choices

This section discloses information about our separate account; certain fund types (asset allocation and feeder funds); compensation we receive from funds, advisers and sub-advisers; and fixed investment choices. For a brief description of the funds which are offered through our separate account see “Appendix F – Funds” for the 2008 Version and “Appendix G – Funds” for the Pre-2008 Version. The fund prospectuses contain more detailed information about the funds. We will deliver current fund prospectuses to you. You may also contact our Retirement Income Service Center and request current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

Choose Investment Choices Appropriate for You.  When electing among your available investment choices consider your circumstances, investment goals, financial situation and risk tolerance. After you elect investment choices for your initial purchase payment you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Understand the Risks Associated with Your Investment Choices.  If your contract value is allocated to a fund your contract value will be influenced by the investment performance of that fund. You will want to read the fund prospectus, especially the section discussing the risks of investing in the fund. We will deliver current fund prospectuses to you. You may also contact our Retirement Income Service Center and request current fund prospectuses at any time.

Be Informed.  Read this prospectus. Also review information about the funds: the fund prospectus, statement of additional information, annual report and semiannual report.

The Separate Account

We established Massachusetts Mutual Variable Annuity Separate Account 4 (the separate account) as a separate account under Massachusetts law on July 9, 1997. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The separate account holds the assets that underlie the contracts, except those assets allocated to our general account. We keep the separate account assets separate from the assets of our general account and other separate accounts. The separate account is divided into sub-accounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate account. We credit gains to or charge losses against the separate account, whether or not realized, without regard to the performance of other investment accounts. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the contracts. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the separate account are not our generalized obligations and will be satisfied solely by the assets of the separate account.

Addition, Removal or Substitution of Funds

We have the right to change the funds offered through the contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of possible changes include: adding new funds or fund classes; closing existing funds or fund classes; or substituting a fund with a different fund. New or substitute funds may have different fees and expenses and their availability may be limited to certain classes of contract owners. We will not add, remove or substitute any shares attributable to your interest in a sub-account of the separate account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which your contract belongs.

Asset Allocation Funds

The following asset allocation funds are also referred to as funds-of-funds. They are known as funds-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in the underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests. You should read the MML Series Investment Fund prospectus for more information about these funds-of-funds.

•	MML Aggressive Allocation Fund

•	MML American Funds Core Allocation Fund

•	MML Balanced Allocation Fund

•	MML Conservative Allocation Fund

•	MML Growth Allocation Fund

•	MML Moderate Allocation Fund

Feeder Funds

The MML American Funds Growth Fund and MML American Funds International Fund are known as “feeder” funds as they do not buy investment securities directly, but instead invest in shares of a corresponding American Funds “master” fund, which in turn purchases investment securities. A fund offered in a master-feeder structure may have higher expenses than those of a fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the MML Series Investment Fund prospectus for information about these “feeder” funds.

Compensation We Receive From Funds, Advisers and Sub-Advisers

Compensation We Receive From Advisers and Sub-Advisers.  We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation is not reflected in a fund’s expenses because this compensation is not paid directly out of a fund’s assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit massmutual.com/compensation or call our Retirement Income Service Center at the number shown on page 1 of this prospectus.

Compensation We Receive From Funds.  We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of a fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as a 12b-1 fee in each fund prospectus. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation In General.  The compensation that we receive may be significant and we may profit from this compensation. Additionally, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance. We offer certain funds through the contract at least in part because they are managed by us or an affiliate.

The Fixed Accounts

In most states, we offer the following fixed accounts as investment choices:

•	Fixed Accounts for Dollar Cost Averaging (the “DCA Fixed Accounts”);

•	Fixed Accounts with a Long-Term Guarantee (the “Long-Term Guarantee Fixed Accounts”); and

•	The Fixed Account

(collectively, “the fixed accounts”).

The fixed accounts are investment choices within our general account. Purchase payments allocated to the fixed accounts and transfers to the fixed accounts become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (“1933 Act”) nor is the general account registered under the Investment Company Act of 1940 (“1940 Act”) because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed accounts or the general account. Disclosures regarding the fixed accounts or the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The DCA Fixed Accounts

Description.  Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s) you select. You may not transfer your contract value in a DCA Fixed Account to the fixed accounts. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

DCA Term.  In most states, you have a choice of three DCA Fixed Accounts: (a) DCA Fixed Account with a DCA Term of 6 months; (b) DCA Fixed Account with a DCA Term of 12 months; or (c) DCA Fixed Account with a DCA Term of 18 months. You can only participate in one DCA Fixed Account at a time.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon payment of the death benefit.

If you elect to make an allocation to a DCA Fixed Account, but your annuity date will occur prior to the end of that DCA Term, your DCA Term will expire early. It will expire on your annuity date. We will transfer any contract value remaining in the DCA Fixed Account on your annuity date in accordance with your DCA Fixed Account transfer instructions in effect at that time. No amounts will remain in the DCA Fixed Account after your annuity date.

How to Participate in the DCA Fixed Account.  To participate in the DCA Fixed Account you must apply a new purchase payment of $5,000 or greater to a DCA Term or provide us with evidence satisfactory to us that you will apply $5,000 or more to a DCA Term via transfer(s) from another financial institution. Purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to a DCA Fixed Account. We reserve the right to reject purchase payments. You cannot transfer current contract values into the DCA Fixed Account. The first DCA transfer will occur 5 business days after we receive all or a portion of the purchase payment into the DCA Fixed Account.

Any portion of the sum to be applied to the DCA Fixed Account that we receive after the start of the DCA Term, will be added to the amount in the current DCA Term and will participate only in the remaining period of that DCA Term. You may apply additional purchase payments to the current DCA term. Those additional purchase payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.

DCA Transfers.  We make scheduled monthly transfers from the DCA Fixed Account. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may make a one-time transfer of your remaining contract value in the DCA Fixed Account into any of the fund(s) prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive your completed written request or request over the telephone.

DCA Withdrawals.  If you withdraw all or a portion of your contract value during a DCA Term we will apply our normal withdrawal provisions.

DCA Fees.  We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

DCA Interest Rate.  We periodically set the interest rate we credit to the DCA Fixed Account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

Additional Restrictions.  If you are participating in a DCA Fixed Account, you cannot also participate in an Asset Allocation Program, the Automatic Rebalancing Program, the Interest Sweep Option, the Separate Account Dollar Cost Averaging Program, a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit or Guaranteed Minimum Withdrawal Benefit.

Long-Term Guarantee Fixed Accounts

Allocating Purchase Payments.  You may allocate up to 70% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts. If you are participating in a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit or Guaranteed Minimum Withdrawal Benefit, you cannot make allocations to the Long Term Guarantee Fixed Accounts. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to the Long-Term Guarantee Fixed Accounts. We will only exercise our right to discontinue access to the Long-Term Guarantee Fixed Accounts if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner.

We will only accept a purchase payment to a Long-Term Guarantee Fixed Account as of the beginning of a guarantee period. The minimum purchase payment amount we permit to any of the Long-Term Guarantee Fixed Accounts is $1,000.

Transfers.  We will only accept a transfer to a Long-Term Guarantee Fixed Account as of the beginning of a guarantee period. The minimum transfer amount we permit to any of the Long-Term Guarantee Fixed Accounts is $1,000. You may only transfer contract value from a Long-Term Guarantee Fixed Account during the window period. The window period is the last 15 calendar days of a guarantee period and the first 15 calendar days of the immediately following guarantee period.

There are additional rules limiting your ability to transfer contract value out of or into the Long-Term Guarantee Fixed Accounts. These are detailed in “Transfers and Transfer Programs.”

Withdrawals and the Interest Rate Factor Adjustment.  If you make a partial withdrawal, we will take the withdrawal amount proportionally from your contract value in your investment choices as of the business day we receive your fully completed request at our Retirement Income Service Center. Except during the window period, we will apply an interest rate factor adjustment to any partial or full withdrawal of contract value from a Long-Term Guarantee Fixed Account. Any withdrawal of contract value may also be subject to a contingent deferred sales charge even if the withdrawal occurs during the window period. We will apply the interest rate factor adjustment prior to assessing a contingent deferred sales charge. The interest rate factor adjustment may increase or decrease your contract value.

Please refer to Appendix B to review the formula used to calculate the interest rate factor adjustment.

Rate of Interest.  Each Long-Term Guarantee Fixed Account guarantees that we will credit your value in that fixed account with a specific rate of interest for a specific guarantee period. The guarantee periods of the Long-Term Guarantee Fixed Accounts are currently 3, 5, 7, and 10 years. The guarantee period for a Long-Term Guarantee Fixed Account begins on the date we apply your purchase payment or transferred contract value to that account, and ends on the last day of the guarantee period. Amounts you allocate or transfer to any Long-Term Guarantee Fixed Account earn interest at the guaranteed rate applicable to that Long-Term Guarantee Fixed Account on the date we credit the amount to that account. The interest rate we credit remains constant during a Long-Term Guarantee Fixed Account guarantee period. You may allocate amounts to multiple Long-Term Guarantee Fixed Accounts. We may change the terms of the Long-Term Guarantee Fixed Accounts at any time. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Renewal Options.  We will notify you in writing regarding your renewal options prior to the last day of a guarantee period. If we receive a written request at our Retirement Income Service Center at least 3 business days prior to the last day of a guarantee period, you may elect a renewal guarantee period from any of the guarantee periods that we are currently offering at that time to new contract owners. Alternatively, you may transfer your contract value in the Long-Term Guarantee Fixed Accounts to another investment choice. If you have not elected otherwise by written request sent to our Retirement Income Service Center, we will automatically invest your contract value in a Long-Term Guarantee Fixed Account as of the last day of the guarantee period in a Long-Term Guarantee Fixed Account with the same guarantee period as the immediately preceding guarantee period. If we are not offering a guarantee period for the same length of time as your guarantee period just ended, we will invest your contract value in a Long-Term Guarantee Fixed Account with the next shorter guarantee period being offered by us to new contract owners at that time.

A renewal guarantee period cannot be less than 12 months and cannot extend beyond your annuity date unless the period from the last day of the guarantee period to your annuity date is less than 12 months. If the period from the last day of the guarantee period to your annuity date is less than 12 months, your renewal guarantee period will be the shortest guarantee period we offer and your annuity date will become the last day of your new guarantee period.

The Fixed Account

You may allocate up to 70% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts. If you are participating in a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit or Guaranteed Minimum Withdrawal Benefit, you cannot make allocations to The Fixed Account. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to The Fixed Account. We will only exercise our right to discontinue access to The Fixed Account if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner.

Transfers.  There are additional rules limiting your ability to transfer contract value out of or into The Fixed Account. These are detailed in “Transfers and Transfer Programs.”

Withdrawals.  If you make a partial withdrawal, we will take the withdrawal amount proportionally from your contract value in your investment choices as of the business day we receive your fully completed request at our Retirement Income Service Center.

Interest Rate.  You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units.  Every business day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the underlying fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example.  On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Managed Bond Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Managed Bond Fund.

Business Days & Non-Business Days

Our business day closes when the New York Stock Exchange business day closes. The New York Stock Exchange business day usually closes at 4:00 p.m. Eastern time. Our non-business days are those days when the New York Stock Exchange is closed.

Transfers and Transfer Programs

General Overview

We have the right to terminate, suspend or modify the transfer and transfer program provisions described in this prospectus.

Transfers Among Investment Choices.  Generally, you can transfer all or part of your contract value among investment choices. However, there are restrictions that are detailed later in this section.

Transfer Requests.  Subject to state availability, you can make transfers by telephone, by internet, or by other means we authorize. You must clearly indicate the amount and investment choices from and to which you wish to transfer. To make transfers other than by telephone or internet, you must submit a written request. If you own the contract with a joint owner, we will accept transfer instructions from either you or the other owner, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Transfer Effective Date.  Your transfer is effective on the business day we receive your fully completed request at our Retirement Income Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Retirement Income Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

Transfer Fee.  During the accumulation phase, you can make 12 transfers every calendar year without charge. If you make additional transfers in a year, we will deduct a transfer fee. The fee is $20 per transfer. Any transfers you make as part of an Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee and therefore, do not count toward your 12 free transfers every calendar year (unless you request a transfer within Custom Allocation Choice). When assessing any transfer fee, we will treat multiple transfers, that are effective on the same business day, as one transfer.

Transfer Amounts.  Currently, we do not restrict the amount you can transfer to a fund. However, we reserve the right to require a minimum transfer amount equal to $1,000 or the entire amount in a fund, if less. We waive this requirement if a transfer is made due to participation in an Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program. Currently, we do not require that a minimum amount remain in a fund after you make a transfer. However, we reserve the right to require that a minimum amount of $1,000 remain in a fund after a transfer, unless you transfer the entire fund value.

Limits on Transfers

1.	We currently limit any transfer from the funds such that no transfer can cause your combined value in The Fixed Account and the Long-Term Guarantee Fixed Accounts to exceed 70% of your total contract value. We reserve the right, upon providing you with 30 days notice, to change this percentage or to disallow transfers to The Fixed Account and the Long-Term Guarantee Fixed Accounts.

2.	If your contract value in The Fixed Account is $500 or less at the time of your transfer then you may transfer the entire amount out of The Fixed Account.

If your contract value in The Fixed Account is more than $500 then we limit the amount you can transfer out of The Fixed Account. Each contract year, we will allow you to transfer up to 30% of your contract value in The Fixed Account as of your first transfer in that contract year. The 30% can be transferred at one time, or through several transfers during the contract year. If you transfer 30% of your contract value in The Fixed Account for three consecutive contract years, in the fourth consecutive contract year you may transfer up to the entire amount in The Fixed Account, provided that you have not applied payments or transferred contract value into The Fixed Account from the time the first annual transfer was made. We measure a contract year from the anniversary of the day we issued your contract. We calculate transfers out of The Fixed Account on a first-in, first-out basis. In other words, we transfer amounts attributed to the oldest purchase payments first; then we transfer amounts attributed to the next oldest purchase payment; and so on.

3.	You may not transfer contract value from The Fixed Account to the Long-Term Guarantee Fixed Accounts or a money market fund. For a period of 90 days after you transfer contract value out of The Fixed Account, you may not transfer any contract value into The Fixed Account, the Long-Term Guarantee Fixed Accounts or a money market fund.

4.	If you are participating in a transfer program, an Asset Allocation Program, a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit or Guaranteed Minimum Withdrawal Benefit, additional transfer restrictions may apply. See “Transfers and Transfer Programs,” “Additional Features – Guaranteed Minimum Accumulation Benefit,” “Additional Features – Guaranteed Minimum Income Benefit” and “Additional Features – Guaranteed Minimum Withdrawal Benefit.”

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web-site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason.

The funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund.

Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

During the income phase, if you are receiving variable payments, you may make 6 transfers between the funds each calendar year. We will not assess a transfer fee on those transfers. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once each contract year. We currently do not restrict the amount that you can transfer. However, we reserve the right to institute a minimum transfer amount equal to $1,000 or the entire value in a fund or The Fixed Account, if less. After a transfer, the minimum amount which must remain in a fund or The Fixed Account, is $1,000 unless you have transferred the entire value.

Asset Allocation Programs

We offer the following Asset Allocation Programs:

1)	Custom Allocation Choice;

2)	Asset Allocation Funds; or

3)	Directed Allocation Models. (After January 18, 2008, the Directed Allocation Models are only available to you if you are participating in them on January 18, 2008. If you are participating in the Directed Allocation Models on January 18, 2008, but subsequently elect a different asset allocation program, you cannot return to the Directed Allocation Models.)

If you are participating in a Guaranteed Minimum Accumulation Benefit (GMAB), Guaranteed Minimum Income Benefit (GMIB), or Guaranteed Minimum Withdrawal Benefit (GMWB), you must participate in an asset allocation program. You may make transfers as permitted within your elected asset allocation program and you may transfer from one asset allocation program to another (subject to availability). However, to make any other transfer, you must first cancel your election of the GMAB, GMIB or GMWB and then you can make the transfer request subject to the terms and conditions described in “Transfers and Transfer Programs.”

Custom Allocation Choice.  If you elect Custom Allocation Choice, you must allocate your contract value within the Custom Allocation Choice parameters. The parameters are the minimum and maximum that may be allocated to each style of investment choice offered through the contract. Periodically, we will rebalance your contract value so that it continues to follow the parameters. You can elect that the rebalancing occur quarterly, annually or semi-annually during each calendar year. If you do not make an election, rebalancing will occur quarterly. Contract value in the fixed accounts will not be rebalanced. For a more detailed description of the Custom Allocation Choice parameters, contact our Retirement Income Service Center or your registered representative. Participation in Custom Allocation Choice does not assure a profit and does not protect you against loss in a declining market. We will terminate your participation in Custom Allocation Choice:

•	if you apply your full contract value to an annuity option;

•	if you withdraw the total contract value;

•	upon payment of the death benefit; or

•	if you request that we end the program (in writing or by telephone).

Asset Allocation Funds.  If you are participating in a GMAB, GMIB or GMWB, you can fulfill our requirement that you participate in an asset allocation program, by allocating all of your contract value to one of our asset allocation funds. While participating in this program you can make transfers by moving your full contract value from one asset allocation fund to another.

The funds are as follows:

•	MML Aggressive Allocation Fund

The MML Aggressive Allocation Fund is not available as an investment choice if you are participating in MassMutual Guaranteed Income Plus 6 or MassMutual Lifetime Payment Plus. Additionally, this fund is unavailable if your contract was issued on or after April 15, 2009 and you are participating in MassMutual Guaranteed Income Plus 5 or the Guaranteed Minimum Accumulation Benefit.

•	MML American Funds Core Allocation Fund

•	MML Balanced Allocation Fund

•	MML Conservative Allocation Fund

•	MML Growth Allocation Fund

•	MML Moderate Allocation Fund

If you are not participating in a GMAB, GMIB or GMWB, you may allocate a portion or all of your contract value to any of these funds.

Directed Allocation Models.  After January 18, 2008, the Directed Allocation Models are only available to you if you are participating in them on January 18, 2008. If you are participating in the Directed Allocation Models on January 18, 2008, but subsequently cancel participation in the Directed Allocation Models, you cannot re-elect participation.

If you elect a directed allocation model (model), the model you elect will determine which investment choices your contract value is invested in and how much of your contract value is allocated to each investment choice. The directed allocation models are static models which means the underlying investment allocations within each model will not change over time.

Participation in a model does not assure a profit and does not protect you against loss in a declining market. We will rebalance your contract value each calendar year quarter so it continues to follow your elected model strategy. Contract value in the fixed accounts will not be rebalanced. For a detailed description of the available models, contact our Retirement Income Service Center or your registered representative.

While participating in a model you may transfer your contract value by changing models. If you do submit a transfer request other than a request to change your model, we will terminate your participation in the directed allocation models and notify you of the termination.

An exception to this is if you transfer contract value from The Fixed Account or the Long-Term Guarantee Fixed Accounts into a fund or funds. In this case we will not cancel your participation in the directed allocation models.

Additionally, we will terminate your participation in the directed allocation models:

•	if you apply your full contract value to an annuity option;

•	if you withdraw the total contract value;

•	upon payment of the death benefit; or

•	if you request that we end the program (in writing or by telephone).

If you terminate participation, the program is no longer available for you to re-elect after January 18, 2008.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Retirement Income Service Center.

Overview.  We currently offer the following transfer programs:

1.	Separate Account Dollar Cost Averaging Program;

2.	Automatic Rebalancing Program; and

3.	Interest Sweep Option.

•	These programs are only available during the accumulation phase of your contract;

•	You may only participate in one of these programs at any one time;

•

You may not participate in these programs if you have a current election of the DCA Fixed Account, an Asset Allocation Program, Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit or Guaranteed Minimum Withdrawal Benefit;

•	Transfers made through a transfer program are not subject to transfer fees and do not count towards any free transfers you may be permitted each year;

•	We do not charge you for participation in these programs.

Separate Account Dollar Cost Averaging Program.  This program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Separate Account Dollar Cost Averaging Program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if there is insufficient contract value to make the transfer; or

•	if we receive from you a written request or request over the telephone to terminate the program at our Retirement Income Service Center at least 5 business days prior to the next transfer date.

Automatic Rebalancing Program.  Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to The Fixed Account cannot participate in the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if you request that we end the program (in writing or by telephone); or

•	if we receive any unscheduled transfer request.

Interest Sweep Option.  Under this program, we will automatically transfer earnings from your contract value in The Fixed Account to any one fund or combination of funds that you select. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

This program will terminate:

•	if, as the result of a withdrawal, you no longer have contract value in The Fixed Account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover contract related charges or has been part of a partial withdrawal);

•	upon payment of the death benefit;

•	if you begin the income phase of your contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Withdrawals

Income taxes, tax penalties, a contingent deferred sales charge and certain restrictions may apply to any withdrawal you make.

During the accumulation phase you may make either partial or total withdrawals of your contract value.

We take any partial withdrawal proportionally from your contract value in your selected investment choices. We reserve the right to limit you to one partial withdrawal per contract year.

When a partial withdrawal is made from a contract, we reflect the withdrawal as a reduction to the value of the contract’s death benefit and to any elected Guaranteed Minimum Accumulation Benefit or Guaranteed Minimum Income Benefit. We may also reflect it as a reduction to any elected Guaranteed Minimum Withdrawal Benefit. We describe the impact of withdrawals under each feature’s description. Where we reflect a reduction as a percentage of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from Keogh plans.

When making a partial withdrawal, you must withdraw at least $100. We reserve the right to increase this amount to $250. After you make a partial withdrawal, we require that for nonqualified contracts you keep at least $3,000 in your contract. For qualified contracts the amount is also $3,000, unless your partial withdrawal is a minimum required distribution. We reserve the right to change these amounts. If you are participating in a Guaranteed Minimum Withdrawal Benefit, GMIB 5 or GMIB 6, we do not require a minimum contract value following a partial withdrawal.

After you withdraw your full contract value, the contract does not provide a death benefit, a Guaranteed Minimum Accumulation Benefit or the Basic GMIB. However, the Guaranteed Minimum Withdrawal Benefit, GMIB 5 and GMIB 6 features may still provide a benefit if you make a full withdrawal. See “Additional Features – Guaranteed Minimum Withdrawal Benefit,” and “Additional Features – GMIB 5 and GMIB 6.”

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable interest rate factor adjustment;

•	less any applicable premium tax;

•	less any contract maintenance charge, and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Requests in Writing.  To request a withdrawal in writing, submit to our Retirement Income Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests By Telephone.  You may request certain partial and full withdrawals by telephone. Contact our Retirement Income Service Center for details.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at our Retirement Income Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Retirement Income Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests during the business day, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments. See “Other Information – Suspension of Payments or Transfers.”

Partial Withdrawals Used to Pay Investment Advisory Fees.  Some contract owners have their assets managed by one or more investment advisers. The investment advisers may assess a fee for their services. Their fees are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus. Some contract owners authorize their investment advisers to take one or more partial withdrawals from the contract in order to collect advisory or investment management fees. Withdrawals taken from this contract to pay such fees may be subject to a contingent deferred sales charge, income tax and/or tax penalties. We encourage you to determine whether engaging in this activity is appropriate for you.

Systematic Withdrawal Program.  For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Retirement Income Service Center.

The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your contract value. We do not charge you for participation in the SWP. We will take any withdrawal under this program proportionally from your contract value in your selected investment choices. You may not participate in the SWP if you elected the Nursing Home Waiver Benefit and we are currently waiving the contingent deferred sales charge in accordance with that benefit.

Your SWP will end:

•	if you withdraw your total contract value;

•	if the next systematic withdrawal will lower your contract value below the minimum contract value we allow following a partial withdrawal, unless your withdrawal is a minimum required distribution;

•	if we receive, in good order, a notification of the owner’s death;

•	if we process the last withdrawal you selected;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Expenses

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. There are two types of insurance charges: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.00% of the daily value of the assets invested in each fund, after fund expenses are deducted. We may increase this charge, but it will never exceed 1.70%. This charge is for:

•

the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25%.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $40 from your contract value in the funds as an annual contract maintenance charge. The actual amount we deduct may vary by state. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, this charge is waived if your contract value is $100,000 or greater when we are to assess the charge. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from your contract value invested in the funds.

If you make a total withdrawal from your contract we will deduct the full annual contract maintenance charge. If your contract enters the income phase on a date other than its contract anniversary we will deduct a pro rata portion of the charge.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on both the amount you withdraw that exceeds the free withdrawal amount and on the amount you apply to certain annuity options. We use this charge to cover certain expenses relating to the sale of the contract. The charge is a percentage of the amount you withdraw or apply to an annuity option.

If we assess a contingent deferred sales charge, we will deduct it proportionally from the remaining contract value in your selected investment options. If there is not enough contract value remaining, we will deduct the charge from the amount you withdraw. At your request, we can deduct the charge from the amount you withdraw.

The amount of the charge depends on how much you withdraw or apply to an annuity option and the length of time between when we issued your contract and when you make a withdrawal or apply a portion or all of your contract value to an annuity option. The contract has a seven year contingent deferred sales charge schedule. In most states, when we issue your contract, you may elect a nine year contingent deferred sales charge schedule instead of the standard seven year contingent deferred sales charge schedule. We will provide a credit to your contract value if you elect that schedule. Refer to “Additional Features” for more information.

7-Year Contingent Deferred Sales Charge Schedule

Contract Year of Withdrawal or Annuity Date	Charge
1st Year	7%
2nd Year	7%
3rd Year	7%
4th Year	6%
5th Year	5%
6th Year	4%
7th Year	3%
8th Year and thereafter	0%

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Upon payment of the death benefit.

•	Upon payment of a minimum required distribution attributable to this contract that exceeds the free withdrawal amount.

•	When you apply all or a portion of your contract value to an annuity option (except as described under Annuity Option E).

•

If you have an election of the Guaranteed Minimum Withdrawal Benefit and your withdrawals meet the requirements for a waiver of the contingent deferred sales charge (see “Additional Features – Guaranteed Minimum Withdrawal Benefit”).

•	If contract value has been applied to an annuity option providing guaranteed payments and upon the annuitant’s death there are remaining guaranteed payments withdrawn by the beneficiary.

•

If you redeem “excess contributions” from a plan qualifying for special income tax treatment These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•

When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. A reduced contingent deferred sales charge schedule may apply under this contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for this contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Retirement Income Service Center.

•	If you are eligible for waiver of the contingent deferred sales charge due to your election of the Nursing Home Waiver Benefit described in “Additional Features”.

•	If you are 59 1/2 or older, and you apply your entire contract value:

–	to purchase a single premium immediate life annuity issued by us or one of our affiliates; or

–	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

Free Withdrawals

The contract has a standard 10% free withdrawal provision. In most states, when we issue your contract you may elect a 10%/20% free withdrawal provision instead of the 10% free withdrawal provision for an additional charge. Refer to “Additional Features” for more information.

10% Free Withdrawal Provision.  In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 10% of your contract value as of the end of the previous contract year, plus 10% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year. You may take the 10% in multiple withdrawals each contract year.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase, you can make 12 free transfers every calendar year. If you make more than 12 transfers a calendar year, we will deduct a transfer fee of $20. Any transfers you make as a part of an Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year (unless you request a transfer within Custom Allocation Choice). When assessing any transfer fee, we will treat multiple transfers, that are effective on the same business day, as one transfer.

If you request to transfer contract value in an investment choice, we will deduct any transfer fee from the amount remaining in the investment choice. If you transfer the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer.

During the income phase, if you are receiving variable payments, we allow 6 transfers each calendar year and they are not subject to a transfer fee.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The separate account purchases shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees; other expenses; and may include acquired fund fees and expenses. For some funds, expenses will also include 12b-1 fees. 12b-1 fees are distribution fees that are paid out of a fund’s assets. When you elect a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the contract. See each fund’s prospectus for more information regarding these expenses.

The Income Phase

Overview.  If you want to receive regular income from your annuity, you can elect to apply all or part of your contract value so that you can receive fixed and/or variable annuity payments under one of the annuity options described in this section. If you do not choose an annuity option, we will assume that you elected Option B with variable payments and 10 years of payments guaranteed. We may base annuity payments on the age and sex of the annuitant under all options except Annuity Option E. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100 ($20 for contracts issued in New York), we reserve the right to change the payment basis to equivalent less frequent payments.

Applying Part of Your Contract Value to an Annuity Option.  If you elect to apply part of your contract value to an annuity option, we will treat the amount applied as a withdrawal. You must specify the portion of your contract value to be applied to an annuity option, and if it is not the full contract value, the amount must be at least $10,000.

We currently do not restrict the number of times in a contract year that you can elect to apply part of your contract value to an annuity option. However, we reserve the right to limit the number of times that you can elect to apply part of your contract value to an annuity option to once a contract year.

Prior to applying a portion of your contract value to an annuity option, you should consult a tax adviser and discuss the tax implications associated with such a transaction. For tax reporting purposes we will report the payments you receive through this transaction as annuity payments, however, there is uncertainty as to how the Internal Revenue Service would treat this transaction and the resulting annuity payments. Adverse tax consequences could apply.

Electronic Funds Transfer and Annuity Payments.  You may receive annuity payments by electronic funds transfer (EFT). However, we only allow an EFT of your annuity payments to one account. When you set up an EFT, the account number you provide to us must be used for all annuity payments you receive from this contract and from any other contract we or our affiliates may issue to you. You may change the account number at any time.

Annuity Payment Start Date.  You can choose the month and year in which annuity payments begin. We call that date the annuity date. This date must be at least 5 years (13 months for contracts issued in New York) after you purchase your contract. You may choose your annuity date when you purchase your contract. You can change it at any time before the annuity date provided you give us 30 days written notice.

Annuity payments must begin by the earlier of:

(1)	The 100th birthday of the annuitant;

(2)	Your 100th birthday if you are not the annuitant or the 100th birthday of the oldest joint owner; or

(3)	The latest date permitted under state law.

Required Minimum Distributions for Tax-Qualified Contracts.  In order to avoid adverse tax consequences, you should begin to take distributions from your contract no later than the beginning date required by the Internal Revenue Service. These distributions can be withdrawals or annuity payments. The distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the required minimum distribution rules of Internal Revenue Code Section 401(a)(9). If your contract is an individual retirement annuity, the required beginning date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans, that date is no later than April 1 of the year following the later of: the year you reach age 70 1/2 or the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Investment Choices and Annuity Payments.  At the annuity date, you have the same fund choices that you had in the accumulation phase and you can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in the fixed accounts will be applied to a fixed payout.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E only);

•	the deduction of an interest rate factor adjustment, if applicable; and

•	the deduction of premium taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

For a discussion of how fixed payments are calculated if you apply your GMIB value to an annuity option see “Additional Features – Guaranteed Minimum Income Benefit.”

Variable Annuity Payments.  If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E only);

•	the deduction of an interest rate factor adjustment, if applicable; and

•	the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the funds you selected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

For a discussion of whether variable payments are available if you apply your GMIB value to an annuity option and how such variable payments would be calculated see “Additional Features – Guaranteed Minimum Income Benefit.”

Annuity Unit Values.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The insurance charge applied as part of the calculation of the annuity unit value will be the insurance charge assessed at the time you apply all or part of your contract value to an annuity option. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options.  The available annuity options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under Annuity Option E.

Limitation on Payment Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

Annuity Options

We may consent to other plans of payment in addition to those listed, including a Joint and Last Survivor Annuity with Period Certain.

Lifetime Contingent Options
Annuity Option A – Life Income. (variable and/or fixed payments)	Number of Annuitants: one Length of Payment Period: For as long as the annuitant lives. Annuity Payments After Death: None. All payments end upon the annuitant’s death.
Annuity Option B – Life Income with Period Certain. (variable and/or fixed payments)

Number of Annuitants:  one

Length of Payment Period:  For a guaranteed period of either 5, 10 or 20 years or as long as the annuitant lives, whichever is longer.

Annuity Payments After Death:  When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

Annuity Option C – Joint and Last Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants:  two

Length of Payment Period:  For as long as either annuitant lives.

Annuity Payments After Death:  100% of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Annuity Option D – Joint and 2/3 Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants:  two

Length of Payment Period:  For as long as either annuitant lives.

Annuity Payments After Death:  Two-thirds of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Non-Lifetime Contingent Options
Annuity Option E – Period Certain Annuity. (variable and/or fixed payments)

Number of Annuitants:  one

Length of Payment Period:  For a specified period no less than five years and no greater than 30 years.

Withdrawal Option/Switch Annuity Option:  If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Contingent Deferred Sales Charge:  In most states, we will deduct a contingent deferred sales charge if you apply all or a part of your contract value to this option and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump sum payment to yourself or a commuted value to apply to another annuity option.

Annuity Payments After Death:  When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. We will not deduct a contingent deferred sales charge.

Death Benefit

Death of Contract Owner During the Accumulation Phase

If you or the joint owner dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint owner dies, we will treat the surviving joint owner, if any, as the primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary unless you have changed it in writing. Your beneficiary may request that the death benefit be paid under one of the death benefit options. If the sole primary beneficiary is your spouse, he or she may elect to become the owner of the contract at the death benefit amount payable.

Death Benefit Amount During the Accumulation Phase

The death benefit amount depends upon the death benefit feature in effect at the time of your death or, if the contract is owned by a non-natural entity, the annuitant’s death. The contract offers three Death Benefit features:

•	Basic Death Benefit

•	Annual Ratchet Death Benefit

•	Contract Value Death Benefit

Some death benefit features are not available if you are a certain age. These details are included in our description of each death benefit feature.

For detail regarding the Annual Ratchet Death Benefit and the Contract Value Death Benefit see “Additional Features – Additional Death Benefit Features.”

You may only have one elected death benefit feature at any time. You may add or terminate a death benefit feature effective on any contract anniversary as long as we receive written notice of your intention to do so at our Retirement Income Service Center at least 30 calendar days prior to your contract anniversary date. Your first contract anniversary is one calendar year from the date we issued your contract. We do not assess an additional charge for the Basic Death Benefit. The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with the required minimum distribution rules.

Basic Death Benefit – (Version 9/1/07)

For contracts applied for on or after 9/1/07 (subject to state availability). You may only elect this feature if you are under age 76 at the time you make the election. The death benefit is the greater of your contract value, or your purchase payments, reduced by an adjustment for withdrawals and any applicable charges.

We calculate the adjustment for withdrawals as follows:

•	The withdrawal amount;

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently adjusted purchase payments.

If you have elected a Guaranteed Minimum Withdrawal Benefit, any portion of a withdrawal that exceeds the Guaranteed Lifetime Withdrawal Amount or, if applicable, the Guaranteed Withdrawal Amount, will result in a proportional adjustment for withdrawals as just described. However, any portion of a withdrawal that is not in excess of the Guaranteed Lifetime Withdrawal Amount or Guaranteed Withdrawal Amount, if applicable, or which is part of a required minimum distribution we calculate under an automatic distribution program, will reduce the death benefit on a dollar for dollar basis. See “Additional Features – Guaranteed Minimum Withdrawal Benefit.”

These values are those we determine as of the business day we receive proof of death and election of the payment method at our Retirement Income Service Center, adjusted for any applicable charges.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age.  Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

Basic Death Benefit for contracts applied for prior to 9/1/07

(also available to all contracts issued in states where Version 9/1/07 is unavailable).

You may only elect this feature if you are under age 80 at the time you make the election. Prior to you reaching age 80, the death benefit is the greater of your contract value, or your purchase payments, reduced by an adjustment for withdrawals and any applicable charges. We calculate the adjustment for withdrawals as follows:

•	The withdrawal amount;

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently adjusted purchase payments.

If you have elected a Guaranteed Minimum Withdrawal Benefit, any portion of a withdrawal that exceeds the Guaranteed Lifetime Withdrawal Amount or, if applicable, the Guaranteed Withdrawal Amount, will result in a proportional adjustment for withdrawals as just described. However, any portion of a withdrawal that is not in excess of the Guaranteed Lifetime Withdrawal Amount or Guaranteed Withdrawal Amount, if applicable, or which is part of a required minimum distribution we calculate under an automatic distribution program, will reduce the death benefit on a dollar for dollar basis. See “Additional Features – Guaranteed Minimum Withdrawal Benefit.”

These values are those we determine as of the business day we receive proof of death and election of the payment method at our Retirement Income Service Center, adjusted for any applicable charges.

At age 80 and beyond, the value of the basic death benefit is your contract value as of the business day we receive proof of death and election of the payment method at our Retirement Income Service Center.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age.  Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

Death Benefit Payment Options During the Accumulation Phase

The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with required minimum distribution rules.

A beneficiary must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase:

Option 1 – lump sum payment of the death benefit; or

Option 2 – the payment of the entire death benefit within 5 years of the date of death; or

Option 3 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint owner.

Additional Option for a Spouse Who is the Sole Primary Beneficiary.  In addition to options 1, 2 and 3, a surviving spouse who is the sole primary beneficiary under the contract may elect a lump sum payment of the death benefit, apply the death benefit to an annuity option or continue the contract. If an election is not made within 60 calendar days of our receipt of due proof of death we will consider the surviving spouse to have continued the contract in his or her name. Generally, if the contract is continued then: 1) the initial value will equal the death benefit amount; 2) all applicable contract features and benefits will be in the surviving spouse’s name; and 3) the surviving spouse will exercise all of the contract owner’s rights under the contract. Exceptions are as follows: a) if at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age then the contract cannot be continued; b) if at the time the owner purchased the contract the surviving spouse was over the maximum allowable age for electing a certain feature then the feature is not available for continuance. We further limit the surviving spouse’s rights applicable to continuing any elected Guaranteed Minimum Withdrawal Benefit, see “Additional Features – Guaranteed Minimum Withdrawal Benefit – Payment of the Contract’s Death Benefit and MassMutual Lifetime Payment Plus.” An election to continue the contract can only be made once while the contract is in effect.

Lump Sum Payments.  If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at our Retirement Income Service Center, unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60 day period beginning with the date of receipt by us of proof of death.

Beneficiary IRA Election.  Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, a beneficiary(ies) may generally establish a Beneficiary IRA by either purchasing a new annuity contract or in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA or other qualified contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax.

Eligibility Requirements/Restrictions:

If a beneficiary (ies) elects to establish a Beneficiary IRA after the death of the contract owner, the following rules apply:

•

Only certain annuity contracts issued by us or our subsidiary companies can be used to establish a Beneficiary IRA. Additionally, the Beneficiary IRA must satisfy a certain minimum size. Please consult your registered representative for further information.

•

For existing annuity contracts with single beneficiaries issued by us or one of our affiliates, the beneficiary will have the option of electing a Beneficiary IRA payout option under the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a contingent deferred sales charge. Should the beneficiary decide to establish a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates, any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

For existing annuity contracts with multiple beneficiaries issued by us or one of our affiliates, a beneficiary wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates, must purchase a new annuity contract. Any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

If the existing contract was issued by a company other than us or one of our affiliates, those beneficiaries wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract. Any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

•	Joint ownership of a Beneficiary IRA is not allowed.

•	The annuity contract will be titled in the beneficiary’s name as beneficiary for the deceased contract owner.

•

Required Minimum Distributions (RMDs) must begin by December 31st of the year following the year of the date of the contract owner’s death and will only be allowed on a quarterly or annual basis. The RMD amount will be calculated based on the beneficiary’s life expectancy and will be withdrawn on a proportional basis from all investment accounts in which funds are invested. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required. Any other distributions taken during the current year will be subject to applicable contingent deferred sales charges as defined in the contract.

•

The contract value at time of issue will be equal to either the death benefit that would have been payable to the beneficiary if a lump sum distribution had been elected, or the contract value of an existing Beneficiary IRA that is being transferred to a new MassMutual annuity.

•	Additional contributions cannot be applied to the Beneficiary IRA.

•	All distributions from this contract will be paid to the Owner/Annuitant.

•

Upon the death of the annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined by the applicable IRS table.

•

If a Beneficiary IRA is established with a new annuity contract or as a payout option under the current contract, the following optional features, generally available under certain contracts, are unavailable: the Guaranteed Minimum Accumulation Benefit, the Basic Guaranteed Minimum Income Benefit (Basic GMIB) and the Guaranteed Minimum Withdrawal Benefit. However, the Guaranteed Minimum Income Benefits called MassMutual Guaranteed Income Plus 5SM (GMIB 5) and MassMutual Guaranteed Income Plus 6SM (GMIB 6) are available if they are generally available under the contract being utilized for the Beneficiary IRA. Before choosing GMIB 5 or GMIB 6, make sure you are aware of how withdrawals in the contract may affect the feature benefits by reading a current prospectus. For example, RMDs that exceed the current contract year interest earned on your GMIB Value will reduce the GMIB Value on a pro-rata basis. If a beneficiary establishes a Beneficiary IRA with a GMIB 5 or GMIB 6 the IRS may take the position that the inclusion of these benefits will not allow the contract to meet the RMD rules in certain instances without a complete surrender of the contract. Even if the RMD rules could be met, the value of either GMIB 5 or GMIB 6 may be adversely impacted or eliminated if the beneficiary is required to commence RMDs prior to the time the GMIB 5 or GMIB 6 benefit could be exercised.

•	Additional rules may apply. Please consult your registered representative for further information.

•	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

Beneficiaries should consult a qualified tax advisor for advice prior to establishing a Beneficiary IRA.

Death of Contract Owner During the Income Phase

If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death of Annuitant

If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to our approval. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person and the annuitant dies, you may not name a new annuitant. In this case we will treat the death of the annuitant as the death of the owner and pay the death benefit as described in the “Death of Contract Owner During the Accumulation Phase” and “Death of Contract Owner During the Income Phase” sections.

You cannot name a new annuitant once the income phase begins. Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Additional Features

Overview

For an additional charge or credit, the features listed in the tables below and described throughout this section, are available for you to elect. You must elect these features when you apply for a contract unless otherwise stated. If we allow you to elect an additional feature after you apply for a contract, the effective date of your election will be on your contract anniversary date immediately following your election. If you elect an additional feature, it will replace the corresponding standard feature available under the contract. Certain features may no longer be available or may not be available in all states.

Additional Features with an Additional Charge

Details regarding each feature appear later in this section.

Feature	Only Available to Elect at Contract Issue	Once Elected, Can Be Cancelled
10%/20% Free Withdrawal Feature	Yes	No
Nursing Home Waiver Benefit	Yes	Yes
Annual Ratchet Death Benefit	No, you may elect at contract issue or on any contract anniversary.	Yes
Equalizer Benefit	Yes	Yes
Guaranteed Minimum Accumulation Benefit	Yes	Yes
Guaranteed Minimum Income Benefit	Yes Not available in contracts we currently issue.	Yes
Guaranteed Minimum Withdrawal Benefit	Yes Not available in contracts we currently issue.	Yes

Additional Feature Providing a Credit

Details regarding this feature appear later in this section.

Feature	Only Available to Elect at Contract Issue	Once Elected, Can Be Cancelled
Nine Year Contingent Deferred Sales Charge Feature[1]	Yes	No

Additional Features Providing a Credit with No Additional Charge

Details regarding each feature appear later in this section.

Feature	Only Available to Elect at Contract Issue	Once Elected, Can Be Cancelled
Contract Value Death Benefit (credit ends at age 80 except, subject to state availability, in contracts applied for on or after 9/1/07)	No, you may elect at contract issue or on any contract anniversary.	Yes
Electronic Document Delivery Credit	No, you may elect at any time.	Yes
Case Size Credit	You do not elect this feature. You are automatically eligible based on your contract value.	You do not elect or cancel this feature. You are automatically eligible based on your contract value.

[1]

This feature does not result in an additional annual charge. However, it will result in a higher contingent deferred sales charge percentage in certain years and a longer contingent deferred sales charge period than the standard contingent deferred sales charge available under the contract.

Charges for Additional Features

This section pertains to all additional features except MassMutual Guaranteed Income Plus 5, MassMutual Guaranteed Income Plus 6, and the Guaranteed Minimum Withdrawal Benefit. For an explanation of charges for those features see “Additional Features – Guaranteed Minimum Income Benefit and “Additional Features – Guaranteed Minimum Withdrawal Benefit.”

If you elect one or more features that we offer with an additional charge, we will deduct an additional charge from your contract value. Charges for additional features are in addition to the standard contract expenses.

Charges In the First Contract Year.  If you elect a feature that we offer for an additional charge, we list that charge as a percentage. In the first contract year, we will deduct that percentage from your purchase payments received by us during the first contract year as each purchase payment is received. For example, when you purchase the contract, if you elect two additional features and we charge 0.40% for one and 0.25% for the other, we will deduct from your contract value 0.65% of your initial purchase payment. We will also make a deduction from each subsequent purchase payment during the first contract year. The percent deducted will be adjusted to reflect the number of days remaining in the contract year. This charge will be in addition to charges for any other additional features elected and in addition to the standard contract expenses.

Charges On and After Your First Contract Anniversary.  At the end of your first contract year and at the end of every contract year thereafter, we will calculate the charge for each additional contract feature based on your contract value at that time and we will deduct the charge on each contract anniversary. For example, if you elect two additional features and we charge 0.40% for one and 0.25% for the other, on each contract anniversary we will deduct from your contract value 0.65% of your contract value as of the day just prior to that anniversary. This charge will be in addition to charges for any other additional features elected and in addition to the standard contract expenses.

We will deduct the entire charge proportionally as follows:

1.	First, from the funds you are invested in as of the time we deduct the charge(s);

2.	If you do not have sufficient value invested in the funds to deduct the entire charge(s) from the funds, then we will deduct the entire charge(s) from the funds plus the fixed accounts you are invested in as of the time we deduct the charge(s) (excluding the Long-Term Guarantee Fixed Accounts); or

3.	If you do not have sufficient value invested in the funds and the fixed accounts (excluding the Long-Term Guarantee Fixed Accounts) to deduct the entire charge(s) from those investment choices, then we will deduct the entire charge(s) from the funds plus all of the fixed accounts you are invested in as of the time we deduct the charge(s).

We calculate a charge assessed out of The Fixed Account and Long-Term Guarantee Fixed Accounts on a first-in, first out basis. In other words, we assess the charge attributed to the oldest purchase payments first; then we assess the charge attributed to the next oldest purchase payment; and so on.

When Do Charges End?  To answer this question, read the detail in this section for each specific feature. Certain features you can cancel effective on any contract anniversary and we will no longer deduct a charge after that time. Other features expire after a certain number of contract years, at which time we will no longer deduct a charge. If you surrender your contract, we will not reimburse you for any prepaid charge for an additional feature.

Credits for Additional Features

Certain features of this contract involve the payment of a credit. If you elect any of these features, your contract expenses may be higher with the feature than without them. The amount of any credits may be more than offset by the charges for your elected features.

Except for the Electronic Document Delivery Credit described in “Additional Features – Electronic Document Delivery Credit,” we calculate all credits based on your contract value as of the end of the contract year. For example, if you elect an additional feature and we credit you 0.05%, on each contract anniversary following your election, we will credit your contract value with 0.05% of your contract value as of the day just prior to that anniversary. We will apply credits proportionally to the funds that you are invested in as of the date we calculate the credit.

No credits will be provided should you surrender your contract prior to your contract anniversary.

These credit amounts may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment.

Nine Year Contingent Deferred Sales Charge Feature

Credit: 0.10%

For additional detail see “Additional Features – Credits for Additional Features.”

The contract has a standard seven year contingent deferred sales charge schedule. You can elect a nine year contingent deferred sales charge schedule instead of the standard seven year contingent deferred sales charge schedule. If you so elect, we will credit your contract in an amount equal to 0.10% of your contract value as of the end of each contract year. We will apply this credit while the contingent deferred sales charge schedule is in effect. You may only elect this additional feature at the time you apply for a contract. Once elected you cannot cancel this feature.

Election of the nine year contingent deferred sales charge feature will result in a higher contingent deferred sales charge percentage in certain years and a longer contingent deferred sales charge period than the standard contingent deferred sales charge available under the contract.

The nine year contingent deferred sales charge schedule is as follows:

Contract year when withdrawal is made or when contract value is applied to an annuity option	Percentage of amount withdrawn or applied to an annuity option
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10 or more	0%

See the “Table of Fees and Expenses” for a comparison of the standard and optional nine year contingent deferred sales charge schedules.

10%/20% Free Withdrawal Feature

Current Charge: 0.25%

Maximum Charge: 0.35%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

The contract has a standard 10% free withdrawal provision. For an additional charge of 0.25%, you can elect the following free withdrawal provision instead of the standard 10% free withdrawal provision:

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 20% of your contract value as of the end of the previous contract year, plus 20% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year.

You may take your free withdrawal amount in multiple withdrawals each contract year. You may only elect this additional feature at the time you apply for a contract. We will assess the charge for this feature while your contingent deferred sales charge schedule is in effect. Once elected you cannot cancel this feature.

Nursing Home Waiver Benefit

Also known in certain states as the Nursing Home Waiver of Contingent Deferred Sales Charge Rider.

Current Charge: 0.05%

Maximum Charge: 0.10%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

For an additional charge, you may elect the nursing home waiver benefit. If you elect the nursing home waiver benefit, we currently deduct an additional charge of 0.05%. We reserve the right to increase this charge, but it may never exceed 0.10%. We will assess this charge while the contingent deferred sales charge schedule is in effect.

You may only elect this additional feature at the time you apply for a contract. You may cancel this feature at any time. The cancellation will be effective on the contract anniversary following your request.

If you elect this feature, you may withdraw all or a portion of your contract value without incurring a contingent deferred sales charge if we receive written confirmation at our Retirement Income Service Center that you have been admitted to a licensed nursing care facility after your purchase of this contract subject to the following requirements:

1.	You are past your first contract year.

2.	If you resided in a licensed nursing care facility within 2 years prior to contract issue, the benefit is not available to you; however, for contracts issued in New York, if the waiver is unavailable to you for this reason, you will automatically become eligible 2 years following the date of discharge from a licensed nursing care facility.

3.	Your stay in a licensed nursing care facility is prescribed by a physician and is medically necessary.

4.	You provide us with written documentation satisfactory to us that confirms that you still reside in a licensed nursing care facility every time you request a partial withdrawal.

5.	You make each withdrawal request while you are presently confined in a licensed nursing care facility for a period of not less than 90 days.

You may not participate in the Systematic Withdrawal Program if you elected the Nursing Home Waiver Benefit and we are currently waiving the contingent deferred sales charge in accordance with that benefit.

We define a licensed nursing care facility to be an institution licensed by the state in which it is located to provide skilled nursing care, intermediate nursing care or custodial nursing care.

Additional Death Benefit Features

Overview.  The death benefit amount depends upon the death benefit feature in effect at the time of your death or, if the contract is owned by a non-natural entity, the annuitant’s death. The contract offers three death benefit features:

•	Basic Death Benefit (described in “Death Benefit”);

•	Annual Ratchet Death Benefit (described below);

•	Contract Value Death Benefit (described below).

Certain additional death benefit features may not be available in all states. Some death benefit features are not available if you are a certain age. These details are included in our description of each death benefit feature.

You may only have one elected death benefit feature at a time. We do not assess an additional charge for the basic death benefit. However, we will provide your contract with a credit or assess an additional charge to your contract if you elect one of the additional death benefit features. You may change your death benefit feature at any time and the change will be effective on your following contract anniversary.

If your death benefit amount is greater than your contract value at the time you change death benefit features, the change in death benefit features may result in a decrease in your death benefit amount. Please contact your registered representative for more information on the impact of changing death benefit features after we issue your contract.

Annual Ratchet Death Benefit

Current Charge: 0.40%

Maximum Charge: 0.90%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

For an additional charge, at time of contract issue or effective on any contract anniversary, you may elect the Annual Ratchet Death Benefit.

The amount of the death benefit will be the greatest of:

1)	your contract value; or

2)	the amount of purchase payments you have made to the contract reduced by an adjustment for withdrawals; or

3)	the highest anniversary value reduced by an adjustment for withdrawals and increased by any purchase payments.

Upon death the death benefit paid will be the amount calculated and adjusted for any applicable charges on the business day we receive proof of death and an election of payment method at our Retirement Income Service Center.

The Highest Anniversary Value.  If you elect the Annual Ratchet Death Benefit when we issue your contract your initial highest anniversary value is equal to your initial purchase payment. If you make your election after we issue your contract your initial highest anniversary value equals the lesser of your contract value or your purchase payments less withdrawals as of the date the election is effective.

On each contract anniversary prior to age 80 the highest anniversary value will be recalculated and set to equal the greater of:

a)	the most recently calculated highest anniversary value; or

b)	your contract value on the date of the recalculation.

Age 80 refers to the oldest owner’s age or, if the owner is a non-natural person, the oldest annuitant’s age.

On dates other than the contract anniversary, we will recalculate the highest anniversary value each time you make a purchase payment or a withdrawal. We will increase it by any purchase payments and reduce it by an adjustment for any withdrawals.

At age 80 and above, the highest anniversary value will no longer change and will remain as last calculated except we will increase it if you make subsequent purchase payments and we will adjust it for any subsequent withdrawals. Age 80 refers to the oldest owner’s age or, if the owner is a non-natural person, the oldest annuitant’s age.

References to Age.  Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

Adjustment for Withdrawals.  When we adjust purchase payments for subsequent withdrawals we look at the withdrawal amount, divide it by your contract value just prior to the withdrawal and then multiply that by the most recently adjusted purchase payments prior to the withdrawal.

When we adjust the highest anniversary value for subsequent withdrawals we look at the withdrawal amount, divide it by your contract value just prior to the withdrawal and then multiply that by the most recently calculated highest anniversary value.

When we adjust purchase payments for subsequent withdrawals, if you have elected a Guaranteed Minimum Withdrawal Benefit, any portion of a withdrawal that exceeds the Guaranteed Lifetime Withdrawal Amount or, if applicable, the Guaranteed Withdrawal Amount, will result in a proportional adjustment for withdrawals as just described. However, any portion of a withdrawal that is not in excess of the Guaranteed Lifetime Withdrawal Amount or Guaranteed Withdrawal Amount, if applicable, or which is part of a required minimum distribution we calculate under an automatic distribution program, will reduce the purchase payments on a dollar for dollar basis. See “Additional Features – Guaranteed Minimum Withdrawal Benefit.”

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Cost of Annual Ratchet Death Benefit.  If you elect the Annual Ratchet Death Benefit we will deduct an additional charge of 0.40% while the death benefit feature is in effect. We can increase this charge, but the percentage will not exceed 0.90%.

Contract Value Death Benefit

Current Credit: 0.05%

Minimum Credit: 0.02%

For additional detail see “Additional Features – Credits for Additional Features.”

If you elect the Contract Value Death Benefit, we currently calculate a credit in the amount of 0.05% of your contract value as of the end of each contract year while this death benefit feature is in effect. You may elect this feature at the time of contract issue or effective on a contract anniversary. We apply the credit on your immediately following contract anniversary. We reserve the right to reduce this credit to 0.02% in the future. The Contract Value Death Benefit is equal to your contract value as of the business day we receive proof of death and election of the payment method at our Retirement Income Service Center.

If you, the oldest joint owner, or the annuitant (if the contract is owned by a non-natural person) are age 80 or beyond, we do not provide an annual credit to your contract value. However, if your contract was applied for on or after 9/1/07, subject to state availability, we will provide an annual credit to your contract value regardless of your age.

References to Age.  Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

Electronic Document Delivery Credit

Current Credit: $24 per year

We will provide an annual $24 credit to your contract on your contract anniversary if you are participating in our e-DocumentsSM Program as of your contract anniversary. Participation in our e-DocumentsSM Program will provide you with documents related to your contract in an electronic format rather than paper format. Examples of these documents include the prospectus, prospectus supplements, and annual and semiannual reports of the underlying funds.

For instructions on how to participate, call our Retirement Income Service Center or see the instructions on the inside cover wrapping this prospectus.

We will pay the electronic document delivery credit from the expense savings that result from the delivery of documents related to the contract in electronic format rather than paper format.

The electronic document delivery credit may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment.

We reserve the right to continue, modify or terminate this credit feature at any time.

Case Size Credit

Current Credit: 0.05% to 0.10% (depending on case size)

For additional detail see “Additional Features – Credits for Additional Features.”

We will provide a credit to your contract if it exceeds a certain average contract value as of the end of each contract year. We will determine the average contract value for your contract by taking the average of your contract value at the end of each contract year quarter during the current contract year.

We will provide a 0.05% credit to your contract on your contract anniversary if your average contract value is at least $250,000 and less than $1 million as of the end of the immediately preceding contract year.

We will provide a 0.10% credit to your contract on your contract anniversary if your average contract value is at least $1 million as of the end of the immediately preceding contract year.

Equalizer Benefit

Current Charge: 0.50%

Maximum Charge: 0.60%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

For an additional charge, at time of contract issue you can elect the equalizer benefit. The equalizer benefit provides a credit at the end of the following benefit periods:

•	the tenth contract year; and

•	every five year contract period thereafter.

You may only elect this additional feature at the time you apply for a contract. You may cancel this feature at any time. The cancellation will be effective on the contract anniversary following your request.

We will pay the equalizer benefit only until you or the oldest joint owner reaches age 80. Or, if the contract is owned by a non-natural entity, when the annuitant reaches age 80. You may not elect the equalizer benefit if you or the oldest joint owner is age 70 or older when we issue your contract or, if the contract is owned by a non-natural entity, if the annuitant is age 70 or older at contract issue.

References to Age.  Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

Cost of the Equalizer Benefit.  If you elect the equalizer benefit, we deduct an additional charge of 0.50% while the feature is in effect. We reserve the right to increase this charge, but it may never exceed 0.60%. We will assess this charge while the benefit is in effect.

How is the credit calculated?  We base the credit on 10% of net earnings for each benefit period. The credit will never be less than zero. For the initial benefit period, we define earnings as the difference between your contract value and your purchase payments (less withdrawals) made during the benefit period.

For subsequent benefit periods after the tenth contract year, we define earnings as:

•	your contract value at the end of the benefit period;

•	minus your contract value at the end of the immediately preceding benefit period;

•	minus your purchase payments during the just ended benefit period;

•	plus withdrawals made during the just ended benefit period;

•	minus the equalizer benefit from the immediately preceding benefit period.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the equalizer benefit. We will not count benefits that are paid as earnings when we determine the earnings amount for the subsequent benefit period. If you terminate this benefit during a benefit period, we will not pay you any benefit for that benefit period.

We will limit individual payments of the benefit to 40% of the amount of your total purchase payments less any withdrawals.

Guaranteed Minimum Accumulation Benefit (GMAB)

Current Charge: 0.45% (0.35% for contracts issued before September 1, 2006)

Maximum Charge: 1.00%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

What is the GMAB?  If you elect the GMAB we guarantee that at the end of your benefit period, your contract value will equal no less than a specified amount called the GMAB value. The GMAB may provide protection in the event of lower contract values that may result from the investment performance of the contract.

If you elect the GMAB you must choose one of two available benefit periods: the 10 year benefit period with reset option or the 20 year benefit period. You may only make this choice at the time your contract is issued.

10 Year Benefit Period with Reset Option.  You may elect a 10 year benefit period with an option to reset. This benefit period will initially end upon your 10th contract anniversary, with the option to reset the benefit period as of your 2nd contract anniversary and each subsequent contract anniversary up to and including the end of the benefit period.

The Reset Option. The option to reset means that on your 2nd contract anniversary, and each subsequent contract anniversary while a benefit period is in effect, you may elect to:

a)	start your 10 year benefit period over again. For example, if you reset as of your 2nd contract anniversary, your 10 year benefit period will end on your 12th contract anniversary; and

b)	reset your GMAB value so it equals your contract value as of the close of the New York Stock Exchange at the end of the last business day prior to the contract anniversary on which you elect to reset.

If you want to apply the reset option to your upcoming contract anniversary, you must submit a written request to our Retirement Income Service Center within 30 calendar days prior to that contract anniversary. If we receive your request outside of the 30 day window, your request will not be implemented.

If you request a reset and on the date we are to implement the reset your contract value is less than the current GMAB value, the reset will not occur and the existing benefit period and GMAB value will remain in place.

After you reach age 90 (age 80 for contracts issued in New York), the reset option is no longer available to you.

If we issued your contract prior to June 1, 2005, and you elected the GMAB feature when your contract was issued, your 10 year GMAB feature will remain the same except now it will include the reset option.

20 Year Benefit Period.  You may elect a 20 year benefit period (26 year benefit period for contracts issued in New York). This option does not include a reset feature and it is not available in contracts issued prior to June 1, 2005.

References to Age.  Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

Allocation Restrictions.  If you elect the GMAB you must participate in an Asset Allocation Program (see “Transfers and Transfer Programs – Asset Allocation Programs”).

If you elect the GMAB, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to the fixed accounts.

Additional Restrictions.  If you elect the GMAB you may not elect a Guaranteed Minimum Income Benefit or the Guaranteed Minimum Withdrawal Benefit.

Eligibility for the GMAB Value.  You will be eligible to receive the GMAB value if:

1.	You elected the GMAB at time of contract issue and you do not cancel the GMAB;

2.	You remain in your contract until the end of your benefit period and do not enter the Income Phase before the end of your benefit period; and

3.	You participated in an Asset Allocation Program at the time of contract issue, and remain in the program until the end of your benefit period.

If you elect the GMAB, but items 2 and 3 are not met, you will not be eligible to receive the GMAB value, even though you have paid for the feature. At the end of your benefit period the GMAB will terminate. No benefits or charges will accrue thereafter.

How Do We Calculate the GMAB Credit and the GMAB Value?  If we have never applied a reset then your GMAB credit equals the difference between:

A)	your contract value at the end of the benefit period; and

B)	the GMAB value. The GMAB value equals your purchase payments made to the contract in the first two contract years adjusted for withdrawals.

If B is greater than A then we will credit your contract value with the difference. If B is equal to or less than A we will not credit your contract value.

If any purchase payments were made after the first two contract years then we adjust the calculation by determining what percentage of all purchase payments were made in the first two contract years and then we multiply A by that percentage. See “Appendix D – Guaranteed Minimum Accumulation Benefit Examples – Example 4.”

If we previously applied a reset then your GMAB credit equals the difference between:

X)	your contract value at the end of the benefit period; and

Y)	the GMAB Value. The GMAB Value equals your contract value as of the most recent reset adjusted for subsequent withdrawals.

If Y is greater than X then we will credit your contract value with the difference. If Y is equal to or less than X we will not credit your contract value.

If any purchase payments were made after the most recent reset we multiply X by the following percentage:

i)	your contract value as of the most recent reset; divided by

ii)	your contract value as of the most recent reset plus any subsequent purchase payments.

If you elected the 20 year benefit period (26 year benefit period for contracts issued in New York) then B equals the amount of purchase payments you made to the contract during the first two contract years adjusted for withdrawals and multiplied by two.

Adjustment for Withdrawals.  For all benefit periods, the adjustment for withdrawals is calculated as follows:

•	the withdrawal amount, including any applicable charges; divided by

•	your contract value immediately prior to the withdrawal; with the result multiplied by

•	the most recently calculated GMAB value.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the GMAB value.

What Happens at the End of the Benefit Period? At the end of the benefit period, we calculate the GMAB value and the GMAB credit. We credit your contract value if the GMAB credit is greater than zero. Any credit to your contract value will be applied the first business day after the end of the benefit period.

For additional information see “Appendix D – Guaranteed Minimum Accumulation Benefit Examples.”

Payment of Any Credit.  Any credit paid due to your election of GMAB will be applied proportionally to the funds you are invested in when we apply the credit. If you are not invested in any funds at that time, we will automatically apply the credit to a money market fund. Electing GMAB does not guarantee a credit will be paid.

What Does the GMAB Cost?  If you elect the GMAB, we will deduct an additional charge of 0.45% while the feature is in effect (0.35% for contracts issued before September 1, 2006). This charge will never be greater than 1.00%. There is no additional charge for the reset option on the 10 year GMAB feature. If you elect to discontinue the GMAB and its associated benefit, the charge will be discontinued when we receive your request in good order, and we will apply a proportionate credit of the remaining prepaid charge to your contract value. For additional detail on charges for this feature see “Additional Features – Charges for Additional Features”.

How Do I Elect the GMAB?  To elect the GMAB, you must:

•	Elect the GMAB at the time your contract is issued; and

•	Elect to participate in an Asset Allocation Program.

Additionally, at the time we issue your contract, you must meet the age requirements as follows:

To elect the 10 year benefit period you must not have attained age 90 (age 80 for contracts issued in New York).

To elect the 20 year benefit period (26 year benefit period for contracts issued in New York) you must not have attained age 80 (age 64 for contracts issued in New York).

Once we issue your contract, you cannot elect the GMAB.

The GMAB may not be available in all states.

Can I Cancel the GMAB?  We will terminate your election of the GMAB on the business day we receive our fully completed form at our Retirement Income Service Center. We will apply a proportionate credit of the remaining prepaid charge to your contract value. Once the GMAB is terminated, it cannot be re-elected.

Important GMAB Considerations.  This benefit may not be appropriate for all contract owners. You should understand the GMAB completely before you elect this benefit feature. Please consult with a qualified financial professional when you are evaluating the GMAB and all other aspects of the contract.

The GMAB does not in any way guarantee the performance of any of the investment choices available under this contract.

Consult a tax adviser before considering the GMAB in conjunction with a tax-qualified contract because any IRS minimum distribution requirements may negatively impact the benefit.

Any purchase payments made after the second contract year could increase the cost of the GMAB, without a corresponding increase in the benefit.

Withdrawals may negatively impact the GMAB value.

Guaranteed Minimum Income Benefit (GMIB)

We no longer sell contracts offering the GMIB. If you applied for your contract before April 1, 2009 and you elected a GMIB feature, see the chart below to identify which GMIB feature(s) were available to you when we issued your contract.

GMIB 5

The GMIB 5 is not available in contracts we currently issue.

GMIB 5 was available if you applied for your contract from September 1, 2007 to March 31, 2009 (subject to state availability).

Certain aspects of the GMIB 5 vary depending on when we issued your contract. See “GMIB 5 & GMIB 6 – 2008 and Pre-2008 Version.”

GMIB 6

The GMIB 6 is not available in contracts we currently issue.

GMIB 6 was available if you applied for your contract from September 1, 2007 to December 2, 2008 (subject to state availability).

Certain aspects of the GMIB 6 vary depending on when we issued your contract. See “GMIB 5 & GMIB 6 – 2008 and Pre-2008 Version.”

Basic GMIB

The Basic GMIB is not available in contracts we currently issue.

The Basic GMIB was available if you applied for your contract prior to 9/1/07 (subject to state availability) or after 9/1/07 in a state where GMIB 5 and GMIB 6 were unavailable.

Important GMIB Considerations

•	This feature may not be appropriate for all contract owners. You should understand the GMIB completely before you elect this feature.
•	The GMIB does not in any way guarantee the performance of any of the investment choices available under this contract.
•	Any purchase payments made after the second contract year will not increase the GMIB value unless the GMIB value is reset.
•	Because the charge for the GMIB is a percentage of the GMIB value, an increase in the GMIB value will result in an increase in the cost of the feature.
•	Consult a tax adviser before considering the GMIB in conjunction with a tax-qualified contract because IRS minimum distribution requirements may negatively impact the benefit.
•	Please consult with a qualified financial professional when you are evaluating the GMIB and all other aspects of the contract.

GMIB 5 & GMIB 6 (MassMutual Guaranteed Income Plus 5 & MassMutual Guaranteed Income Plus 6)

See sub-section “What Does This Feature Cost?” for detail about charges for this feature.

The GMIB 5 and GMIB 6 are not available in contracts we currently issue. GMIB 5 was available if you applied for your contract from September 1, 2007 to March 31, 2009 (subject to state availability). GMIB 6 was available if you applied for your contract from September 1, 2007 to December 2, 2008 (subject to state availability). Certain aspects of the GMIB 5 & GMIB 6 vary depending on when we issued your contract. See “GMIB 5 & GMIB 6 – 2008 and Pre-2008 Version.”

What are GMIB 5 and GMIB 6?  GMIB 5 and GMIB 6 are features you can elect when we issue your contract. Each sets a minimum floor for a future amount that you may apply to an annuity option. We call that amount the GMIB value.

Examples.  For examples of how the benefit may work see “Appendix E – MassMutual Guaranteed Income Plus 5 Examples – 2008 Version.”

2008 and Pre-2008 Versions.  This prospectus describes two versions of the Transitions Select contract: the 2008 Version (applied for on or after 9/8/08, subject to state availability); and the Pre-2008 Version (applied for prior to 9/8/08 or in states where the 2008 Version is unavailable). In this section we will note when there are differences between the 2008 Version of GMIB 5 and GMIB 6 and the Pre-2008 Version.

References to Age.  Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

Benefit Waiting Period.  You are not eligible to apply your GMIB value to an annuity option until after your benefit waiting period. The benefit waiting period equals ten contract years, so you become eligible to apply your GMIB value to an annuity option:

•	on your tenth contract anniversary; or

•	if your GMIB value is reset, on the tenth contract anniversary following the most recent reset.

Your first contract anniversary is one calendar year from the date we issued your contract.

For additional eligibility requirements see “GMIB 5 and GMIB 6 – Eligibility for the GMIB Value.”

How is the GMIB Value Calculated?  When we issue your contract, your GMIB value will equal your initial purchase payment increased by a compound annual interest rate of 5% for GMIB 5 or 6% for GMIB 6.

Additional purchase payments made within the first two contract years are added to the GMIB value, increased on a pro-rated basis from the date of receipt by an annual interest rate of 5% for GMIB 5 or 6% for GMIB 6. If you make a withdrawal, we reduce your GMIB value by an adjustment for withdrawals.

On each contract anniversary we will increase your GMIB value by an annual interest rate of 5% for GMIB 5 or 6% for GMIB 6 and continue to make any adjustment for withdrawals. If your GMIB value is reset we may recalculate your GMIB value as described in “GMIB 5 and GMIB 6 – What Happens On A Reset Date?” If your GMIB value is reset then on that date we will use the new GMIB value when calculating the 5% or 6% increase. Contract anniversary values are that day’s values as of the close of the New York Stock Exchange.

The Maximum GMIB Value

GMIB 5.  If you elect GMIB 5 the maximum GMIB value is 200% of the purchase payments made to your contract value in the first two contract years, with an adjustment for withdrawals. If your GMIB value is reset the maximum GMIB value is 200% of your most recent reset GMIB value, with an adjustment for withdrawals.

Once the maximum GMIB value is reached, unless a reset occurs, the 5% interest credit will no longer be applied and all withdrawals from the contract will reduce the GMIB value in direct proportion to the contract value reduction. If a reset occurs after the maximum GMIB value is reached then the maximum GMIB value will be reset to equal 200% of the new GMIB value and the 5% interest credit will begin again, until the maximum GMIB value is reached.

GMIB 6.  If you elect GMIB 6 the maximum GMIB value is 250% of the purchase payments made to your contract value in the first two contract years, with an adjustment for withdrawals. If your GMIB value is reset the maximum GMIB value is 250% of your most recent reset GMIB value, with an adjustment for withdrawals.

Once the maximum GMIB value is reached, unless a reset occurs, the 6% interest credit will no longer be applied and all withdrawals from the contract will reduce the GMIB value in direct proportion to the contract value reduction. If a reset occurs after the maximum GMIB value is reached then the maximum GMIB value will be reset to equal 250% of the new GMIB value and the 6% interest credit will begin again, until the maximum GMIB value is reached.

Adjustment for Withdrawals.  If you make a withdrawal, we recalculate the GMIB value by making an adjustment for withdrawals. There are two types of adjustments for withdrawals:

Dollar For Dollar Adjustment.  During each contract year, we will lower your GMIB value for each dollar that you withdraw up to and equal to the current contract year interest credited on your GMIB value.

Pro-Rata Adjustment.  During each contract year, for any amount you withdraw that exceeds the current contract year interest credited on your GMIB value, we reflect that withdrawal amount as a percentage of contract value. Such a withdrawal may negatively impact your GMIB value. We use the percentage of contract value withdrawn to lower the GMIB value by the same percentage.

This adjustment can be described as follows: A divided by B, with the result multiplied by C, where:

A =	the withdrawal amount in excess of the current contract year interest credited on your GMIB value;

B = the contract value immediately prior to the withdrawal; and

C = the most recently calculated GMIB value.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the GMIB value.

Withdrawals may be subject to a contingent deferred sales charge.

The Reset Date for the 2008 Version  (for contracts applied for on or after 9/8/08, subject to state availability). For the 2008 Version a reset date will automatically occur on your first contract anniversary and each subsequent contract anniversary, unless you request otherwise by written request. Once the annuitant is over 80 the reset option is no longer available so there are no longer reset dates.

The Reset Date for the Pre-2008 Version  (for contracts applied for prior to 9/8/08 or in states where the 2008 Version is unavailable). For the Pre-2008 Version we will not schedule an initial reset date until you request one. Once you request an initial reset date we will automatically schedule future reset dates for each subsequent contract anniversary unless you request otherwise in writing. Reset dates may occur on your second contract anniversary and any subsequent contract anniversary. To request a reset or to cancel a reset send your written request to our Retirement Income Service Center within 30 calendar days of the reset date. Once the annuitant is over 75 the reset option is no longer available so there are no longer reset dates.

What Happens On a Reset Date?  On a reset date we will compare your GMIB value to your contract value. The values will be those as of close of the New York Stock Exchange on the reset date:

1.	If your contract value exceeds the GMIB value:

a.	we will reset your GMIB value by increasing it to equal your contract value;

b.	you will begin a new ten year benefit waiting period; and

c.	on that date we will use the new GMIB value when calculating the 5% or 6% increase.

You may not apply the GMIB value to an annuity option until on or after the tenth contract anniversary following the most recent reset.

2.	If your contract value is less than the GMIB value:

a.	your GMIB value will not be reset; and

b.	the current benefit waiting period will remain in place.

Reset Examples

Example 1

Assuming:

•	You elect GMIB 5

•	A reset is scheduled for your contract anniversary

•	On your contract anniversary your contract value is $120,000 and your GMIB value is $110,250

Then:

•	Since your contract value is higher than your GMIB value we reset your GMIB value to equal $120,000.

•	Your benefit waiting period is extended to equal 10 years from this contract anniversary.

•	$6,000 is the interest credited on your GMIB value for the contract year ($120,000 x 5% for GMIB 5 = $6,000).

•

During the contract year: a) you may withdraw up to $6,000 and we will make a dollar for dollar adjustment for withdrawals to your GMIB value; b) for any withdrawal amount that exceeds $6,000 during the contract year we will make a pro-rata adjustment for withdrawals to your GMIB value.

Example 2

Assuming:

•	You elect GMIB 5

•	A reset is scheduled for your contract anniversary

•	On your contract anniversary your contract value is $90,000 and your GMIB value is $110,250

Then:

•	Since your contract value is less than your GMIB value we do not reset your GMIB value to equal your contract value. So your GMIB value remains at $110,250.

•	Your benefit waiting period is unchanged.

•	$5,513 is the interest credited on your GMIB value for the contract year ($110,250 x 5% for GMIB 5 = $5,513).

•

During the contract year: a) you may withdraw up to $5,513; b) for any withdrawal amount that exceeds $5,513 during the contract year we will make a pro-rata adjustment for withdrawals to your GMIB value.

For additional examples see “Appendix E – MassMutual Guaranteed Income Plus 5 Examples – 2008 Version.”

Eligibility for the GMIB Value.  You will be eligible to apply all or a portion of the GMIB value to an annuity option if:

1.	You elected GMIB 5 or GMIB 6 at time of contract issue and you do not cancel the feature;

2.	You participated in an Asset Allocation Program at the time of contract issue and until your contract enters the income phase;

3.	Your annuity start date is on the tenth or a subsequent contract anniversary or, if your GMIB value was reset, your annuity start date is on the tenth or a subsequent contract anniversary after the last reset;

4.	The annuitant is at least age 60;

5.	The annuitant is not older than age 90 (for the 2008 Version) or not older than age 85 (for the Pre-2008 Version); and

6.	You elect an annuity option available for use with the GMIB value. Available options are as follows:

a)	For the 2008 Version you may elect fixed annuity payments and a lifetime annuity option. If your lifetime annuity option includes a period certain the period certain cannot be greater than 20 years if the annuitant is age 80 or under; 10 years if the annuitant is at or between age 81 and 90; and for contracts issued in New York: 15 years if the annuitant is age 65 or under; 10 years if the annuitant is at or between age 66 and 75; and 5 years if the annuitant is at or between age 76 and 90. If your contract value is equal to zero you will be eligible to apply all of the GMIB value to an annuity option if you meet the requirements of items 1 and 2 and the annuitant is age 90 or younger. In some cases, your contract value and your GMIB value may both equal zero. In this case, there is no value to apply to an annuity option.

b)	For the Pre-2008 Version, you may elect fixed and/or variable payments. You may apply all or a portion of the GMIB value to any of our available annuity options, however, if you elect an annuity option with a period certain only, it must be for a period certain of twenty or more years. If your contract value is equal to zero you will be eligible to apply all of the GMIB value to an annuity option if you meet the requirements of items 1 and 2 and the annuitant is age 85 or younger. In some cases, your contract value and your GMIB value may both equal zero. In this case, there is no value to apply to an annuity option.

Fixed Annuity Payment Amounts and the GMIB.  When you enter the income phase, we calculate fixed annuity payments using the values which provide the most favorable annuity payment, either: 1) the GMIB value and the fixed guaranteed payout rates in your contract; 2) your contract value and the fixed guaranteed payout rates in your contract; or 3) your contract value and current fixed payout rates.

Variable Annuity Payment Amounts and the GMIB.  For the Pre-2008 Version you may elect fixed and/or variable annuity payments. For the 2008 Version you may not elect variable payments. We calculate the initial variable annuity payment using the values which provide the most favorable annuity payment, either: 1) the GMIB value and the fixed guaranteed payout rates in your contract; or 2) your contract value and the variable guaranteed payout rates. Future variable payments will depend on the performance of the funds you select. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Annuitant Age and Termination of GMIB 5 and 6.  For the 2008 Version, you may apply your GMIB value to an annuity option until the contract anniversary following the annuitant attaining age 90. After that date, you may no longer apply the GMIB value to an annuity option and the GMIB feature is terminated. If you have not applied your GMIB value to an annuity option as of the contract anniversary following the annuitant attaining age 90, we will increase your contract value to equal 60% of the GMIB value if your contract value is less than 60% of the GMIB value on that date. If your contract value is greater than 60% of the GMIB value we will make no adjustment.

For the Pre-2008 Version, on the contract anniversary following the annuitant attaining age 85, if you have not yet applied the GMIB value to an annuity option you may do so. After that contract anniversary you may no longer apply the GMIB value to an annuity option and the GMIB feature is terminated.

Allocation Restrictions.  If you elect GMIB 5 or GMIB 6 you must participate in an Asset Allocation Program. See “Transfers and Transfer Programs – Asset Allocation Programs.”

If you elect GMIB 5 or GMIB 6, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to the fixed accounts.

Additional Restrictions.  You may only elect one GMIB feature. If you elect GMIB 5 or GMIB 6 you may not elect a Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Withdrawal Benefit.

What Does This Feature Cost?  If you elect GMIB 5 or GMIB 6, we will deduct a charge from your contract value in the funds. The charge for the 2008 Version and Pre-2008 Version GMIB 5 is equal, on an annual basis, to 0.65% of the current GMIB value. The charge for the 2008 Version and Pre-2008 Version GMIB 6 is equal, on an annual basis, to 0.80% of the current GMIB value. We can increase these charges, but they will never exceed 1.50%. We will deduct the charge for GMIB 5 or GMIB 6 quarterly in arrears while the feature remains in effect, commencing on the first quarter of your first contract year. Should you apply your full contract value to an annuity option, cancel this feature or fully surrender your contract, the final charge for this feature will occur on the immediately preceding contract year quarter.

How Do I Elect GMIB 5 or GMIB 6?  To elect GMIB 5 or GMIB 6:

•	The annuitant must not be older than age 80 at time of contract issue (for the 2008 Version) or the annuitant must not be older than age 75 at time of contract issue (for the Pre-2008 Version);

•	You must elect the feature at the time we issue your contract;

•	You must allocate 100% of your purchase payment to an Asset Allocation Program.

The GMIB 5 and GMIB 6 are not available in contracts we currently issue.

Can I Cancel This Feature?  You can cancel GMIB 5 or GMIB 6. We will terminate your selection of GMIB 5 or GMIB 6 and the associated charge on the business day we receive our fully completed form at our Retirement Income Service Center. Once the feature is terminated, it cannot be reinstated.

Withdrawal Benefit for Annuity Options for the Pre-2008 Version.  If you elect GMIB 5 or GMIB 6 and later apply all or a portion of your GMIB value to generate variable payments from an annuity option with a period certain, you may withdraw a portion or all of the commuted value of any remaining period certain payments. Partial withdrawals are limited to one per contract year and must be a minimum amount of $5,000. The remaining annuity payments after a partial withdrawal must be at least $100. Any request for a withdrawal will be taken proportionately from the funds that you are invested in as of the date of the withdrawal. Once a withdrawal is made, the remaining period certain annuity payments will be reduced proportionally. Withdrawals will not affect annuity payments that are to be made after the period certain is over, if any.

Basic GMIB

If you elected the Guaranteed Minimum Income Benefit and you applied for your contract prior to 9/1/07 or in a state where GMIB 5 and GMIB 6 were not available when we issued your contract, then your Guaranteed Minimum Income Benefit feature is the Basic GMIB. We no longer sell contracts offering the Basic GMIB.

Current Charge: 0.60%

Maximum Charge: 1.25%

For additional detail on charge deduction see “Additional Features – Charges for Additional Features.”

What is the Basic GMIB?  The Basic GMIB is a feature you can elect when we issue your contract. It sets a minimum floor for a future amount that you may apply to an annuity option. We call that amount the GMIB value.

References to Age.  Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

How is the GMIB Value Calculated?  The GMIB value will equal:

a)	Your total purchase payments to your contract as of the end of your 2nd contract year; where

b)	on a daily basis each purchase payment is increased by a compounded annual rate of 5% starting from the date each is credited to your contract value until the maximum GMIB value is reached or you begin the income phase;

c)	reduced by an adjustment for any withdrawals.

The adjustment for withdrawals is calculated as follows:

i)	The withdrawal amount, including any applicable charges;

ii)	divided by your contract value immediately prior to the withdrawal; with the result

iii)	multiplied by the most recently calculated GMIB value.

The maximum GMIB value is 200% of the purchase payments made to your contract value in the first two contract years, adjusted for withdrawals. If the GMIB value is higher than the maximum GMIB value allowed, then your GMIB value will equal the maximum. When the annuitant reaches age 80, the GMIB value will no longer increase.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the GMIB value.

Eligibility for the GMIB Value.  You will be eligible to apply all or a portion of the GMIB value to an annuity option if:

1.	You elected the Basic GMIB at time of contract issue and you do not cancel the feature;

2.	You participated in an Asset Allocation Program at the time of contract issue and until your contract enters the income phase;

3.	Your contract is beyond its 7th contract year (we measure a contract year from the anniversary of the day we issued your contract);

4.	The annuitant reaches age 60; and

5.	You elect to receive fixed annuity payments through a life contingent annuity option (currently Annuity Options A, B, C and D).

Allocation Restrictions.  If you elect the Basic GMIB you must participate in an Asset Allocation Program (see “Transfers and Transfer Programs – Asset Allocation Programs”).

If you elect the Basic GMIB, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to the fixed accounts.

Additional Restrictions.  If you elect the Basic GMIB you may not elect a Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Withdrawal Benefit.

What Does the Basic GMIB cost?  If you elect the Basic GMIB, we will deduct an additional charge of 0.60% while the feature is in effect. This charge will never be greater than 1.25%. We will no longer make this deduction once you apply your full contract value to an annuity option or cancel the Basic GMIB. If you elect to discontinue the Basic GMIB and its associated benefit, the charge will be discontinued when we receive your request in good order, and we will apply a proportionate credit of the remaining prepaid charge to your contract value.

How Do I Elect the Basic GMIB?  To elect the Basic GMIB:

•	The annuitant must be under age 80 at time of contract issue;

•	You must elect the feature at the time we issue your contract;

•	You must allocate 100% of your purchase payment to an Asset Allocation Program.

The Basic GMIB is not available in contracts we currently issue.

Can I Cancel the Basic GMIB?  We will terminate your selection of this feature on the business day we receive our fully completed form at our Retirement Income Service Center. We will apply a proportionate credit of the remaining prepaid charge to your contract value. Once the Basic GMIB is terminated, it cannot be reinstated.

Annuity Payments and the GMIB.  When you enter the income phase, we calculate your annuity payments using the values which provide the most favorable annuity payment, either: 1) the GMIB value and the guaranteed payout rates in your contract; 2) your contract value and the guaranteed payout rates in your contract; or 3) your contract value and current payout rates.

Guaranteed Minimum Withdrawal Benefit (GMWB) MassMutual Lifetime Payment Plus

The GMWB is not available in contracts we currently issue.

See sub-section “What Does MassMutual Lifetime Payment Plus Cost?” for detail about charges for this feature.

What is MassMutual Lifetime Payment Plus?  MassMutual Lifetime Payment Plus is designed as a guaranteed minimum lifetime withdrawal benefit. If you elect MassMutual Lifetime Payment Plus we will permit you to receive a specified withdrawal amount annually for life, even if your contract value is zero and subject to the terms and conditions described in this section. There are two versions of this feature: Single Life and Joint Life.

Examples.  For examples of how the benefit may work see “Appendix C – Guaranteed Minimum Withdrawal Benefit Examples.”

References to Age.  Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

How Do I Elect MassMutual Lifetime Payment Plus?  To elect MassMutual Lifetime Payment Plus:

a)	Elect MassMutual Lifetime Payment Plus at time of contract issue;*

b)	Participate in an asset allocation program (See “Transfers and Transfer Programs – Asset Allocation Programs”); and

c)	Designate the covered person(s).

* See “Payment of the Contract’s Death Benefit and MassMutual Lifetime Payment Plus” for rules regarding a spouse’s right to re-elect this feature upon death of the contract owner.

The GMWB is not available in contracts we currently issue.

Can I Cancel This Feature?  You can cancel MassMutual Lifetime Payment Plus. We will terminate your election of this feature on the business day we receive our fully completed form at our Retirement Income Service Center. The final charge for this feature will occur on the contract year quarter immediately preceding termination. Once the feature is terminated, it cannot be reinstated.

Covered Person(s).  The covered person is generally you, the contract owner. You will designate the covered person(s) when you complete your application for the contract. You will designate one covered person if you elect the Single Life version of MassMutual Lifetime Payment Plus and two covered persons if you elect the Joint Life version. The younger covered person must be under age 81 at the time we issue your contract. Once we issue the contract, you cannot change the designated covered person(s).

The covered persons are significant because:

•	we offer a guaranteed lifetime withdrawal amount for the life of the covered persons, subject to the terms and conditions described in this section; and

•

on the later of your contract issue date or when the younger covered person attains age 60, the benefit base which we use to determine your guaranteed lifetime withdrawal amount will no longer be reduced by withdrawals unless you withdraw more than the guaranteed lifetime withdrawal amount during a contract year.

For purposes of determining benefits under this feature, we will always use the younger covered person’s age, even if the older covered person becomes the only surviving covered person.

You will designate the covered person based on the restrictions noted here:

MassMutual Lifetime Payment Plus – Single Life. If you elect single life, you will designate one covered person.

•	If an individually owned contract, the covered person must be the contract owner.

•	If the owner is a non-natural person, the covered person must be the annuitant.

•	If there are joint contract owners, the covered person is the contract owner you designate as the covered person when you complete your application for the contract.

•	If there are joint contract owners, they must be spouses and the only primary beneficiaries.

MassMutual Lifetime Payment Plus – Joint Life. If you elect joint life, you will designate two covered persons.

(A joint life option can only be elected if your contract is a non-qualified contract, TSA, or an Individual Retirement Annuity, including a traditional, SEP, Simple, or Roth, excluding Custodial IRAs).

•	If an individually owned contract, the covered person must be the contract owner. The second covered person must be the spouse of the contract owner and the sole primary beneficiary.

•	If the owner is a non-natural person, the covered person must be the annuitant. The second covered person must be the spouse of the annuitant and the sole primary beneficiary.

•	If there are joint contract owners, the covered persons must be spouses, joint contract owners and the only primary beneficiaries.

Some of the benefits of this feature may be unrealized if you elect joint life and there is a subsequent divorce between the covered persons.

The Benefit Base: What We Use to Determine the Guaranteed Withdrawal Amounts.  The MassMutual Lifetime Payment Plus benefit base is one of the variables we use when determining how much is available for you to withdraw each contract year. The initial benefit base is your contract value on the date we issue your contract.

The benefit base may increase as a result of:

1)	additional purchase payments;

2)	credits;

3)	an annual ratchet; or

4)	an enhancement to the benefit base.

The benefit base may decrease as a result of withdrawals. The benefit base cannot be withdrawn in a lump sum.

The Maximum Benefit Base.  The benefit base will never exceed the maximum benefit base we allow which is $5,000,000.

The Guaranteed Lifetime Withdrawal Date.  The Guaranteed Lifetime Withdrawal Date is the later of your contract issue date or the date the younger covered person attains age 60. This is the date on which we guarantee the benefit base for life.

On or After the Guaranteed Lifetime Withdrawal Date

The Guaranteed Lifetime Withdrawal Amount.  On or after the Guaranteed Lifetime Withdrawal Date, the Guaranteed Lifetime Withdrawal Amount is the annual amount, up to a maximum withdrawal equal to 5% of the benefit base, we guarantee is available for withdrawals each contract year during the life of the covered person(s). After the Guaranteed Lifetime Withdrawal Date, each time the benefit base is changed the Guaranteed Lifetime Withdrawal Amount will equal 5% of the new benefit base.

Impact of Withdrawals on the Benefit Base.  Beginning on the Guaranteed Lifetime Withdrawal Date, the benefit base will not reduce if total withdrawals during a contract year are less than or equal to the Guaranteed Lifetime Withdrawal Amount.

If a withdrawal causes total withdrawals during a contract year to exceed the Guaranteed Lifetime Withdrawal Amount, or if total withdrawals during a contract year already exceeded the Guaranteed Lifetime Withdrawal Amount, then the benefit base will equal the lesser of:

1.	your contract value immediately after the withdrawal; or

2.	the benefit base immediately prior to the withdrawal, minus the amount of the excess withdrawal.

The Guaranteed Lifetime Withdrawal Amount will then equal 5% of the new benefit base.

However, the benefit base will not be reduced if all withdrawals during the contract year are for required minimum distributions we calculate under an automatic distribution program, even if such distributions exceed the Guaranteed Lifetime Withdrawal Amount available in a contract year. We define required minimum distributions as any distribution that we must distribute to you or a plan participant pursuant to Internal Revenue Code sections 401(a)(9), 403(b)(10), 408(b)(3) or 408A(c). Required minimum distributions are generally required to begin by April 1st of the year after a participant attains age 70 1/2, or for some qualified plans, the year of retirement, if later.

Before the Guaranteed Lifetime Withdrawal Date

The Guaranteed Withdrawal Amount.  The only time we issue a contract before the Guaranteed Lifetime Withdrawal Date is if we issue a contract before the youngest covered person has attained age 60. Prior to the Guaranteed Lifetime Withdrawal Date, the Guaranteed Withdrawal Amount is the annual amount up to a maximum percentage that we guarantee is available for withdrawals each contract year prior to the Guaranteed Lifetime Withdrawal Date. On the date we issue your contract, the Guaranteed Withdrawal Amount is equal to 5% of your initial purchase payment to the contract.

After your contract issue date and before the Guaranteed Lifetime Withdrawal Date, the Guaranteed Withdrawal Amount can increase if an annual ratchet, credit or purchase payment would result in a higher Guaranteed Withdrawal Amount than the current Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will decrease only if you make a withdrawal in excess of the Guaranteed Withdrawal Amount or the benefit base reduces to zero.

Impact of Withdrawals on the Benefit Base. Prior to the Guaranteed Lifetime Withdrawal Date, any withdrawal reduces the benefit base. If the withdrawal is less than or equal to the Guaranteed Withdrawal Amount, the withdrawal will reduce the benefit base on a dollar-for-dollar basis. If the withdrawal is greater than the Guaranteed Withdrawal Amount, the benefit base will equal the lesser of:

1.	your contract value immediately after the withdrawal; or

2.	the benefit base immediately prior to the withdrawal, minus the amount of the withdrawal.

Additional Purchase Payments and the Benefit Base.  Each time an additional purchase payment is received prior to the Guaranteed Lifetime Withdrawal Date, the benefit base will increase by the amount of that additional purchase payment.

After the Guaranteed Lifetime Withdrawal Date, an increase to the benefit base due to an additional purchase payment is determined as follows:

1.	If there have been no additional purchase payments or annual ratchets since the Guaranteed Lifetime Withdrawal Date, then all withdrawals since the Guaranteed Lifetime Withdrawal Date will be deducted from the additional purchase payment. Any additional purchase payment amount remaining after that deduction will be added to the benefit base.

2.	If, since the Guaranteed Lifetime Withdrawal Date, the benefit base has been adjusted due to additional purchase payments or annual ratchets, then the cumulative purchase payments since the last adjustment will be reduced by withdrawals. The withdrawals and additional purchase payments that have not adjusted the benefit base are determined beginning with the later of (a) an increase in benefit base by an additional purchase payment; or (b) an annual ratchet. Any amount of the current additional purchase payment remaining after the reduction will be added to the benefit base.

We reserve the right to limit additional purchase payments when you have an election of MassMutual Lifetime Payment Plus. We may waive any such additional purchase payment limit in a uniform and nondiscriminatory manner upon prior written notice.

Any purchase payments received on or after the younger covered person attains age 81 will not increase the benefit base.

Credits to the Benefit Base.  Each year during the first ten contract years, if no withdrawals are taken during a particular contract year, then the benefit base will increase on the following contract anniversary. We will increase it by an amount equal to 6% of your original benefit base value. We will then increase that result by any purchase payments applied to the benefit base since we issued your contract.

If the benefit base was previously recalculated by an annual ratchet or a withdrawal, then the benefit base will increase each year a withdrawal has not been taken by an amount equal to 6% of the benefit base as of the last benefit base recalculation. We will then increase that result by any purchase payments applied to the benefit base since such recalculation, and decrease it for withdrawals taken prior to the Guaranteed Lifetime Withdrawal Date since such recalculation.

See “Additional Purchase Payments and the Benefit Base” for how we calculate the “increase by purchase payments” and “Before the Guaranteed Lifetime Withdrawal Date – Impact of Withdrawals on the Benefit Base” for how we calculate the “decrease for withdrawals.”

Annual Ratchet and the Benefit Base.  Before the younger covered person attains age 91, on each contract anniversary we will compare your contract value to your benefit base. If your contract value is greater than your benefit base, we will automatically ratchet up the benefit base to equal your contract value. During your first ten contract years, we will apply any credit to the benefit base before we make this comparison (see “Credits to the Benefit Base”). You may opt out of any annual ratchet by submitting a written request to our Retirement Income Service Center within 30 calendar days prior to your contract anniversary.

Enhanced Benefit Base and Enhanced Benefit Base Date.  The benefit base will be enhanced to equal the greater of the benefit base or the enhanced benefit base amount if no withdrawals are taken prior to the enhanced benefit base date, which is the later of:

•	10 years from your contract issue date; or

•	When the younger covered person reaches age 70.

The enhanced benefit base amount equals:

a)	2 multiplied by any purchase payments applied to the benefit base during the 1st contract year; plus

b)	any purchase payments applied to the benefit base during or after the 2nd contract year and prior to the enhanced benefit base date.

Charges for Withdrawals.  If your total withdrawals in each contract year are equal to or less than the applicable Guaranteed Withdrawal Amount or Guaranteed Lifetime Withdrawal Amount, the withdrawal amounts will not be subject to any contingent deferred sales charge. If your total withdrawals in any contract year are greater than the applicable Guaranteed Withdrawal Amount or Guaranteed Lifetime Withdrawal Amount and the contingent deferred sales charge schedule is in effect, then the amount withdrawn in excess will be subject to a contingent deferred sales charge. See “Expenses – Contingent Deferred Sales Charge.”

Impact of Withdrawals on Contract Value.  Withdrawals will reduce your contract value by the amount of the withdrawal and any applicable contingent deferred sales charge.

Impact of Withdrawals on the Death Benefit.  If you elect MassMutual Lifetime Payment Plus, when you make withdrawals we will reduce the value of the death benefit as described in each death benefit calculation. See “Death Benefit – Basic Death Benefit” and “Additional Features – Annual Ratchet Death Benefit.”

The Settlement Phase.  Your contract enters the settlement phase if the benefit base is greater than zero, but your contract value falls below the minimum contract value we allow after a partial withdrawal (see “Withdrawals”).

During the settlement phase, we will make settlement payments, but all other rights and benefits under the contract, including death benefits, will terminate and we will not accept additional purchase payments. Additionally, we will no longer deduct the charge for MassMutual Lifetime Payment Plus. For tax reporting purposes we report settlement payments as annuity payments.

We determine the settlement payment amounts as follows:

1.	If on or after the Guaranteed Lifetime Withdrawal Date, your contract value falls below the minimum contract value we allow after a partial withdrawal, then we will commence to pay settlement payments each contract year in an amount equal to the Guaranteed Lifetime Withdrawal Amount. Settlement payments will end when there is no longer a surviving covered person.

2.	If prior to the Guaranteed Lifetime Withdrawal Date, your contract value falls below the minimum contract value we allow after a partial withdrawal, then we will commence to pay settlement payments each contract year in an amount equal to 5% of the benefit base at the time the contract enters the settlement phase. Settlement payments will end when there is no longer a surviving covered person.

We will pay settlement payments no less frequently than annually.

Choices Upon the Latest Permissible Annuity Start Date.  Upon the latest permissible annuity start date you must choose to terminate the contract or your contract must enter the Income Phase. The latest permissible annuity start date is discussed in “Income Phase – Annuity Payment Start Date.”

If you enter the Income Phase upon the latest permissible annuity start date:

1)	you may elect one of the available annuity options described in “The Income Phase” and apply your contract value to that annuity option; or

2)	you may elect to receive annuity payments each contract year in an amount equal to the Guaranteed Lifetime Withdrawal Amount and we will pay such annuity payments until there is no longer a surviving covered person.

Once annuity payments begin all other rights and benefits under the contract, including death benefits, will terminate and we will no longer accept additional purchase payments. We will also no longer deduct the charge for MassMutual Lifetime Payment Plus. For more information about annuity options see “The Income Phase.”

Payment of the Contract’s Death Benefit and MassMutual Lifetime Payment Plus.  If you have an election of MassMutual Lifetime Payment Plus and a death benefit is paid from the contract:

•	If the beneficiary takes the death benefit in a lump sum under the terms of the contract, MassMutual Lifetime Payment Plus will no longer be in effect;

•	If the beneficiary does not take the death benefit in a lump sum, then:

1.	If the deceased owner (or annuitant if the owner is a non-natural person) is the last surviving covered person, MassMutual Lifetime Payment Plus will no longer be in effect. If the beneficiary is the covered person’s spouse, he or she may continue the contract and apply for a new Guaranteed Minimum Withdrawal Benefit subject to availability and our then current rules and fees.

2.	If the deceased owner (or annuitant if the owner is a non-natural person) is not the last surviving covered person, MassMutual Lifetime Payment Plus will continue provided the covered person continues the contract pursuant to IRS Code Section 72(s)(3).

Allocation Restrictions.  If you elect MassMutual Lifetime Payment Plus, you must participate in an Asset Allocation Program. See “Transfers and Transfer Programs – Asset Allocation Programs.” If you elect MassMutual Lifetime Payment Plus, you cannot participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program. Additionally, you cannot make allocations to the fixed accounts.

Additional Restrictions.  If you elect MassMutual Lifetime Payment Plus, you may not elect a Guaranteed Minimum Accumulation Benefit or a Guaranteed Minimum Income Benefit.

Termination of MassMutual Lifetime Payment Plus.  The MassMutual Lifetime Payment Plus feature will terminate upon the earlier of:

1.	the date a death benefit is payable and the beneficiary takes the death benefit as a lump sum under the terms of the contract;

2.	the date the full contract value is applied to an annuity option;

3.	the date your contract value and the benefit base both equal zero;

4.	the date there is no longer a surviving covered person;

5.	the business day we receive at our Retirement Income Service Center your request (submitted on our fully completed form) to terminate the feature; or

6.	the date the contract is terminated.

If the MassMutual Lifetime Payment Plus feature is terminated, it cannot be re-elected.

What Does MassMutual Lifetime Payment Plus Cost?  If you elect MassMutual Lifetime Payment Plus, we will deduct a charge from your contract value in the funds. The charge is equal, on an annual basis, to a percentage of the benefit base as of the date the charge is deducted. We may increase this charge, but the charge will never exceed 1.50%. We will deduct the charge quarterly in arrears while the feature remains in effect, commencing on the first quarter of your first contract year. Should you enter the settlement phase, apply your full contract value to an annuity option, cancel this feature or fully surrender your contract, the final charge for this feature will occur on the immediately preceding contract year quarter. Currently, the charge is as follows: MassMutual Lifetime Payment Plus – Single Life 0.60%; MassMutual Lifetime Payment Plus – Joint Life 0.85%.

Important GMWB Considerations.  This feature may not be appropriate for all contract owners. You should understand the GMWB completely before you elect this feature.

The GMWB does not in any way guarantee the performance of any of the investment choices available under this contract.

Postponing withdrawals may positively impact the benefit base as described in “MassMutual Lifetime Payment Plus – Credits to the Benefit Base.” However, if you postpone the taking of withdrawals, you may limit the value of this feature because your remaining life expectancy shortens as you age.

Excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by this feature. Excess withdrawals are those in excess of the Guaranteed Lifetime Withdrawal Amount or, if taken prior to the youngest covered person reaching age 60, excess withdrawals are those in excess of the Guaranteed Withdrawal Amount.

Because the charge for the GMWB is a percentage of the benefit base, an increase in the benefit base will result in an increase in the cost of the feature.

Please consult with a qualified financial professional when you are evaluating the GMWB and all other aspects of the contract.

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General.   Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that in most circumstances you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some recent guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether a contract owner will be deemed to own the assets in the contract if the variable contract offers too large a choice of funds in which to invest account values, and if so, what that number might be.

We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

There are different rules as to how you are taxed depending on how you take the money out and the type of contract – qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under Section 1041 of the Code.

Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death, will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. A tax adviser should be consulted to determine proper federal and state tax treatment of any of the transactions described above.

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Income Tax Withholding.   All distributions or the portion of distributions includible in your gross income may be subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from tax-sheltered annuities and from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the owner or joint and last survivor expectancy of the owner and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) Plan or a tax-sheltered annuity made after December 31, 1998.

Section 1035 Tax Free Exchanges.  Section 1035 of the Code provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax-free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance that the partial exchange of an annuity contract for another annuity contract will be tax-free if no distribution is taken from either contract for a period of one year after the exchange. According to the guidance, if a distribution takes place from one of the contracts within the one year timeframe the original exchange will be treated as a failed 1035 exchange and the amount transferred will be treated as a taxable distribution. Several exceptions are provided that would allow a distribution within the one year timeframe and still allow the original exchange to be treated as a good 1035 exchange. These include becoming disabled or turning 59 1/2 between the time of the exchange and the distribution. You should consult your own tax adviser before entering into any section 1035 exchange.

Qualified and Non-Qualified Contracts.  If you purchase the contract as an individual and not under any tax-qualified retirement plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts.

If you purchase the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Non-Qualified Contracts.  The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1/2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made before August 14, 1982.

Distributions After Death of Owner.  In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if any owner dies on or after the annuity start date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Withdrawals – Qualified Contracts.  If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403 (Tax-Sheltered Annuities), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•

after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•

distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	certain qualified reservist distributions;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan, including TSAs and IRAs, must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, 403(b) Tax-Sheltered Annuity or tax-qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. Please consult a tax adviser to determine how this may impact your specific circumstances. More details can be found in the Statement of Additional Information.

On December 23, 2008, President Bush signed the “Worker, Retiree, and Employer Recovery Act of 2008.” This new legislation allows many qualified plan participants, IRA owners, and beneficiaries under these plans the option to suspend or not take their 2009 required minimum distribution (RMD). The RMD relief does not apply to defined benefit plans and IRAs funded with immediate annuities. Additionally the relief does not apply to RMDs for the 2008 tax year. If 2008 is the first year of your minimum distribution and you delayed taking one until April 1, 2009, you are still required to receive that RMD amount. The RMD relief also does not apply to the 2010 tax year. If 2009 is the first year of your minimum distribution a distribution does not need to be taken by April 1, 2010 but a RMD is required to be taken for 2010 by December 31, 2010.

Since the suspension of RMD payments in 2009 is optional, we will continue all active systematic RMD programs unless otherwise requested by the contract owner or financial professional.

RMD distributions for 2009 that have already been received may be eligible to be rolled over to another eligible retirement plan including an IRA. However, distributions from a qualified plan that are no longer RMD payments based on the new legislation may not be eligible to be rolled over if they are part of a series of substantially equal periodic payments for life or for a specific period of ten or more years. Additionally IRA owners are only allowed one rollover per year and it must be accomplished within 60 days of receiving the eligible rollover payment.

Withdrawals – Tax-Sheltered Annuities.  Recently issued IRS regulations make significant changes to the requirements that must be met in order for a Tax-Sheltered Annuity (TSA) plan to qualify under section 403(b). Effective January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and contracts that are permitted to be purchased by TSA plan participants under the plan. TSA plan participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan participant owns from its approved list, the TSA plan participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. Because a participant may own more than one TSA contract, before we process a transaction we may require the TSA plan to approve the transaction to ensure that rules regarding loans, hardships and distribution restrictions are met. TSA plan participants should contact their individual TSA Plan to determine the specific rules that apply to them.

Generally an exchange may only be done when the TSA plan allows TSA exchanges under its plan and the provider of the new TSA contract agrees to share information with the TSA plan to ensure that the requirements of the TSA plan are met. Given this restriction, before a TSA exchange is processed, the TSA plan is required to approve the transaction or provide a list of vendors for which it has an information sharing agreement (ISA). Additionally, because most of the regulations were not effective until 2009, there was great uncertainty about their application to contract exchanges that took place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that took place prior to January 1, 2009 caused a TSA plan participant to incur taxation on the value of the contract. However, it is also possible that such an exchange did not have adverse tax consequences. If a TSA participant exchanged a contract to a TSA contract with a provider that does not have an ISA with the TSA plan, the participant has until July 1, 2009 to avoid adverse tax consequences by exchanging the contract for a TSA contract with which the TSA plan does have an ISA.

The Code limits the withdrawal of purchase payments made by TSA plan participants through salary reductions from certain TSAs. Withdrawals of salary reduction amounts and their earnings can be made when a TSA plan participant:

(1)	reaches age 59 1/2;

(2)	has a severance from employment;

(3)	dies;

(4)	becomes disabled, as that term is defined in the Code; or

(5)	the TSA plan terminates (starting 1/1/09).

In the case of hardship, the TSA plan participant can only withdraw the purchase payments and not any earnings. The TSA plan participant is required to suspend salary reduction contributions to any other TSA contract for a six-month period following the date of hardship distribution.

TSA contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

TSA contracts issued January 1, 2009 and after are subject to distribution restrictions on employer contributions. These restrictions are determined by the TSA plan and can be based on criteria such as completing years of service or attaining a stated age.

Non-Resident Aliens.  Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A “non-resident alien” is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) a U.S. individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of the income from the distribution.

Other Information

Distribution

The contracts are sold by both registered representatives of MML Investors Services, Inc. (MMLISI), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual and the separate account, MMLISI serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). Commissions for sales of the contract by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the contracts.

Additional Compensation Paid to MMLISI.  Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers.  We and MML Distributors make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the

MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract and/or 1.50% of contract value annually. For a list of the broker-dealers to whom we currently pay additional compensation for selling this contract, visit www.massmutual.com/legal/compagreements or call our Retirement Income Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Electronic Transmission Of Application Information

Subject to state availability, upon agreement with a limited number of broker-dealers and in certain conditions, we will accept electronic data transmissions of application information. Contact our Retirement Income Service Center for more information.

Assignment

In certain states, you cannot assign the contract without our approval. We will refuse or accept any request to assign this contract on a non-discriminatory basis. Please refer to your contract.

We must receive written notice of the assignment for any assignment we allow to be binding on us. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of contract owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Changes to the Contract

We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the contract. We will notify you by written notice of such amendments.

Suspension of Payments or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

Termination of Contract

We will terminate your contract upon the occurrence of any of the following events: 1) the date of the last annuity payment; 2) the date payment is made of the entire contract value; 3) the date of the last payment upon death to the last beneficiary; or 4) the date your contract is returned under the right to examine contract provision. In addition, in most states we reserve the right to terminate your contract if no purchase payments have been received by us for a period of two years and the paid-up annuity benefit at the annuity date arising from purchase payments paid prior to such period is less than $20.00 per month.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Legal Proceedings

Massachusetts Mutual Life Insurance Company (MassMutual) is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While MassMutual is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to MassMutual’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact MassMutual’s financial position or liquidity. However, the outcome of a particular proceeding may be material to MassMutual’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of MassMutual’s income for the period.

In December 2008, MassMutual and MassMutual Holding LLC (MMHLLC) have been named as defendants in a number of putative class action lawsuits filed by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff (Madoff) through his company, Bernard L. Madoff Investment Securities, LLC (BMIS). The plaintiffs allege a variety of state law and federal securities claims against MassMutual and/or MMHLLC seeking to recover losses arising from their investments in several funds managed by Tremont Group Holdings, Inc. or Tremont Partners, Inc., including Rye Select Broad Market Prime Fund, L.P., Rye Select Broad Market Fund, L.P., American Masters Broad Market Prime Fund, L.P., American Masters Market Neutral Fund, L.P. and/or Tremont Market Neutral Fund, L.P. Tremont Group Holdings, Inc. and its subsidiary, Tremont Partners, Inc., are indirect subsidiaries of MMHLLC. MassMutual and MMHLLC believe they have substantial defenses and will vigorously defend themselves in these actions. MassMutual and MMHLLC believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. Therefore, no loss contingency has been recorded as of December 31, 2008. As of December 31, 2008, MassMutual had no investments in Madoff – managed strategies to which any value has been ascribed.

MassMutual, together with numerous other defendants, was named in an adversary proceeding in the Enron bankruptcy. In 2008, this matter was resolved between the parties with no additional adverse impact to MassMutual.

In 2005, MassMutual received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class included all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. Through December 31, 2008, MassMutual had paid $233 million resulting from this settlement.

MassMutual is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, MassMutual has been contacted by various regulatory agencies including among others, the Securities and Exchange Commission, U.S. Department of Labor, Financial Industry Regulatory Authority and various state insurance departments and state attorneys general. MassMutual has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Recent market volatility in the financial services industry has contributed to increased scrutiny of the entire financial services industry. Therefore, MassMutual believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations and investigations will not materially impact MassMutual’s financial position or liquidity. The outcome of a particular matter may be material to MassMutual’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of MassMutual’s income for the period.

Financial Statements

We have included our company statutory financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company

2.	Custodian

3.	Assignment of Contract

4.	Distribution

5.	Purchase of Securities Being Offered

6.	Accumulation Units and Unit Value

7.	Transfers During the Income Phase

8.	Payment of Death Benefit

9.	Annuity Payments

10.	Federal Tax Matters

11.	Experts

12.	Financial Statements

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me the Statement of Additional Information for MassMutual Transitions SelectSM (AN3503SAI).

Name

Address

City	State	Zip

Telephone

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values Pre-2008 Version (for contracts applied for prior to 9/8/08 or in states where the 2008 Version was unavailable)

Sub-Account	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Value at Inception Date
AIM V.I. Financial Services (Series I)	$4.08	$10.17	$13.23	$11.50	$11.00	$10.00	(a)
AIM V.I. Global Health Care (Series I)	9.59	13.59	12.29	11.82	11.07	10.00	(a)
AIM V.I. Technology (Series I)	8.01	14.60	13.71	12.56	12.45	10.00	(a)
Calvert Social Balanced	—	—	—	11.28	10.81	10.00	(a)
Fidelity VIP Contrafund (Initial Class)	9.81	17.26	14.85	13.45	11.65	10.00	(a)
ING Global Real Estate(f)	7.14	10.12	12.24	—	—	10.00	(b)
Janus Aspen Balanced	—	—	—	11.59	10.90	10.00	(a)
MFS Investors Trust	—	—	—	12.10	11.42	10.00	(a)
MFS New Discovery	—	—	—	13.12	12.62	10.00	(a)
MML Aggressive Allocation (Initial Class)	6.81	—	—	—	—	10.00	(d)
MML AllianceBernstein Large Cap Growth (Initial Class)(k)	8.01	13.70	12.20	11.78	11.28	10.00	(a)
MML AllianceBernstein Small/Mid Cap Value (Initial Class)	7.46	12.23	15.15	12.79	11.91	10.00	(a)
MML American Century Income & Growth (Initial Class)	8.52	13.21	13.46	11.64	11.26	10.00	(a)
MML American Century Mid Cap Value (Initial Class)	9.58	12.83	13.29	11.51	11.09	10.00	(a)
MML American Funds Core Allocation	7.86	—	—	—	—	10.00	(e)
MML American Funds Growth	6.70	—	—	—	—	10.00	(e)
MML American Funds International	7.27	—	—	—	—	10.00	(e)
MML Babson Blend (Initial Class)	9.90	12.96	12.38	11.21	10.85	10.00	(a)
MML Babson Enhanced Index Core Equity (Initial Class)	8.63	13.93	13.49	11.76	11.28	10.00	(a)
MML Babson Inflation-Protected and Income (Initial Class)	10.26	10.86	10.21	10.24	10.20	10.00	(a)
MML Babson Managed Bond (Initial Class)	11.33	11.19	10.57	10.28	10.17	10.00	(a)
MML Balanced Allocation (Initial Class)	7.81	—	—	—	—	10.00	(d)
MML Baring China (Service Class I)	7.92	—	—	—	—	10.00	(e)
MML Baring Strategic Emerging Markets (Service Class I)	6.91	—	—	—	—	10.00	(e)
MML Capital Guardian Asset Allocation (Initial Class)	8.97	13.02	13.02	11.64	10.80	10.00	(a)
MML Capital Guardian Growth & Income (Initial Class)	7.40	12.50	12.68	11.66	11.16	10.00	(a)
MML Conservative Allocation (Initial Class)	8.23	—	—	—	—	10.00	(d)
MML Davis Large Cap Value (Initial Class)	8.37	13.94	13.53	11.99	11.11	10.00	(a)
MML Emerging Growth (Initial Class)	8.99	15.67	13.45	12.93	12.97	10.00	(a)
MML Equity Index (Class I)	8.51	13.72	13.20	11.59	11.23	10.00	(a)
MML Growth Allocation (Initial Class)	7.17	—	—	—	—	10.00	(d)
MML Legg Mason Concentrated Growth (Class I)	6.25	15.75	13.85	13.26	11.93	10.00	(a)
MML Moderate Allocation (Initial Class)	7.61	—	—	—	—	10.00	(d)
MML Money Market	10.08	—	—	—	—	10.00	(d)
MML NASDAQ-100® (Initial Class)	8.66	15.06	12.83	12.17	12.16	10.00	(a)
MML Neuberger Berman Global (Class I)(j)	7.39	13.29	12.98	11.71	11.23	10.00	(a)
MML Oppenheimer Small Cap Equity (Initial Class)	7.79	12.75	13.06	11.96	12.14	10.00	(a)
MML Oppenheimer Small Company Opportunities (Initial Class)(g)	8.39	14.05	15.30	13.41	12.24	10.00	(a)
MML Oppenheimer/Bernstein Equity (Initial Class)	8.07	13.97	13.59	11.66	11.45	10.00	(a)
MML Small Cap Index (Initial Class)	9.62	14.18	14.43	12.68	12.31	10.00	(a)
MML T. Rowe Price Blue Chip Growth (Initial Class)	8.13	14.29	12.83	11.87	11.34	10.00	(a)
MML T. Rowe Price Equity Income (Initial Class)	8.83	13.91	13.64	11.60	11.30	10.00	(a)
MML T. Rowe Price Growth Equity (Initial Class)(h)	6.68	11.79	11.43	11.35	11.06	10.00	(a)
MML T. Rowe Price Mid Cap Growth (Initial Class)	6.83	11.56	10.00	—	—	10.00	(b)
MML Templeton Foreign (Initial Class)	10.13	17.39	15.51	12.71	11.68	10.00	(a)
MML W&R/Wellington Small Cap Growth Equity (Initial Class)	9.60	15.80	14.58	13.53	12.28	10.00	(a)

Sub-Account	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Value at Inception Date
Oppenheimer Balanced (Non-Service)(i)	$7.16	$12.82	$12.50	$11.38	$11.09	$10.00	(a)
Oppenheimer Capital Appreciation (Non-Service)	7.48	13.89	12.31	11.54	11.12	10.00	(a)
Oppenheimer Global Securities (Non-Service)	10.08	17.05	16.22	13.95	12.36	10.00	(a)
Oppenheimer High Income (Non-Service)(i)	2.40	11.38	11.53	10.66	10.55	10.00	(a)
Oppenheimer International Growth (Non-Service)	11.32	19.97	17.94	13.88	12.32	10.00	(a)
Oppenheimer Main Street (Non-Service)	8.33	13.69	13.26	11.67	11.15	10.00	(a)
Oppenheimer MidCap (Non-Service)	7.19	14.28	13.58	13.35	12.04	10.00	(a)
Oppenheimer Money (Non-Service)(c)	11.09	10.91	10.51	10.16	10.01	10.00	(a)
Oppenheimer Strategic Bond (Non-Service)	10.50	12.38	11.42	10.75	10.60	10.00	(a)
PIMCO CommodityRealReturn Strategy	6.36	11.46	9.42	—	—	10.00	(b)
Scudder VIT EAFE Equity Index	—	—	—	—	11.91	10.00	(a)

(a)	Commencement of public offering was August 9, 2004.
(b)	Commencement of public offering was May 1, 2006.
(c)	This sub-account is unavailable in contracts issued on or after January 19, 2008.
(d)	Commencement of public offering was January 19, 2008.
(e)	Commencement of public offering was September 8, 2008.
(f)	This sub-account is now known as ING Clarion Global Real Estate.
(g)	Effective May 1, 2009, MML Oppenheimer Small Company Opportunities was merged into MML Oppenheimer Small Cap Equity.
(h)	Effective May 1, 2009, MML T. Rowe Price Growth Equity was merged into MML T. Rowe Price Blue Chip Growth.
(i)	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this sub-account via purchase payments or transfers.
(j)	This sub-account is now known as MML MFS® Global.
(k)	This sub-account is now known as MML Rainier Large Cap Growth.

Accumulation Units Outstanding Pre-2008 Version (for contracts applied for prior to 9/8/08 or in states where the 2008 Version was unavailable)

Sub-Account	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004
AIM V.I. Financial Services (Series I)(a)	188,945	49,392	42,812	24,976	396
AIM V.I. Global Health Care (Series I)(a)	109,352	81,276	67,816	42,958	909
AIM V.I. Technology (Series I)(a)	90,551	105,684	39,306	16,005	4,017
Calvert Social Balanced(a)	—	—	—	63,078	300
Fidelity VIP Contrafund (Initial Class)(a)	13,646,245	11,836,773	8,386,549	3,921,539	222,684
ING Global Real Estate(b),(f)	343,037	307,989	141,980	—	—
Janus Aspen Balanced(a)	—	—	—	156,110	3,894
MFS Investors Trust(a)	—	—	—	33,237	2,161
MFS New Discovery(a)	—	—	—	44,652	8,908
MML Aggressive Allocation (Initial Class)(d)	2,547,617	—	—	—	—
MML AllianceBernstein Large Cap Growth (Initial Class)(a),(k)	235,972	232,041	199,424	134,281	20,099
MML AllianceBernstein Small/Mid Cap Value (Initial Class)(a)	11,729,905	11,533,321	6,106,350	2,934,827	159,926
MML American Century Income & Growth (Initial Class)(a)	345,049	298,639	200,825	112,908	5,744
MML American Century Mid Cap Value (Initial Class)(a)	10,882,725	12,571,307	7,697,678	3,800,244	218,884
MML American Funds Core Allocation(e)	317,066	—	—	—	—
MML American Funds Growth(e)	48,892	—	—	—	—
MML American Funds International(e)	22,553	—	—	—	—
MML Babson Blend (Initial Class)(a)	347,039	320,428	276,101	28,905	411
MML Babson Enhanced Index Core Equity (Initial Class)(a)	105,405	105,320	84,354	10,733	0
MML Babson Inflation-Protected Bond and Income (Initial Class)(a)	13,751,545	17,068,156	11,168,176	5,498,782	365,217
MML Babson Managed Bond (Initial Class)(a)	9,015,823	10,825,760	7,431,661	3,965,132	273,775
MML Balanced Allocation (Initial Class)(d)	7,011,950	—	—	—	—
MML Baring China (Service Class I)(e)	7,373	—	—	—	—
MML Baring Strategic Emerging Markets (Service Class I)(e)	3,357	—	—	—	—
MML Capital Guardian Asset Allocation (Initial Class)(a)	1,885,969	1,946,204	1,401,770	797,754	40,904
MML Capital Guardian Growth & Income (Initial Class)(a)	1,894,386	1,868,136	1,564,659	1,051,699	50,604

Sub-Account	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004
MML Conservative Allocation (Initial Class)(d)	4,257,777	—	—	—	—
MML Davis Large Cap Value (Initial Class)(a)	11,332,429	10,419,193	6,621,104	3,025,309	178,921
MML Emerging Growth (Initial Class)(a)	129,115	106,026	54,170	20,338	633
MML Equity Index (Class I)(a)	210,954	194,699	122,502	66,779	2,342
MML Growth Allocation (Initial Class)(d)	30,186,013	—	—	—	—
MML Legg Mason Concentrated Growth (Class I)(a)	454,773	311,907	137,667	75,870	1,942
MML Moderate Allocation (Initial Class)(d)	21,804,107	—	—	—	—
MML Money Market(d)	878,733	—	—	—	—
MML NASDAQ-100® (Initial Class)(a)	71,643	56,178	35,826	24,565	3,232
MML Neuberger Berman Global (Class I)(a),(j)	172,259	113,655	83,613	28,909	696
MML Oppenheimer Small Cap Equity (Initial Class)(a)	257,713	199,251	129,369	53,792	624
MML Oppenheimer Small Company Opportunities (Initial Class)(a),(g)	471,518	478,989	323,800	152,097	4,496
MML Oppenheimer/Bernstein Equity (Initial Class)(a)	449,114	371,719	114,312	70,101	6,415
MML Small Cap Index (Initial Class)(a)	356,042	302,138	255,953	115,259	8,458
MML T. Rowe Price Blue Chip Growth (Initial Class)(a)	660,384	504,145	350,689	171,208	9,525
MML T. Rowe Price Equity Income (Initial Class)(a)	13,153,239	12,928,621	8,423,559	4,202,242	252,278
MML T. Rowe Price Growth Equity (Initial Class)(a),(h)	90,571	32,809	27,213	17,061	2,059
MML T. Rowe Price Mid Cap Growth (Initial Class)(b)	1,407,279	854,658	297,130	—	—
MML Templeton Foreign (Initial Class)(a)	12,000,064	11,135,413	7,793,192	3,799,247	226,558
MML W&R/Wellington Small Cap Growth Equity (Initial Class)(a)	8,608,226	8,443,613	5,605,643	2,436,841	143,746
Oppenheimer Balanced (Non-Service)(a),(i)	603,294	558,655	387,103	266,830	9,811
Oppenheimer Capital Appreciation (Non-Service)(a)	16,527,736	14,065,061	9,824,031	4,577,447	263,965
Oppenheimer Global Securities (Non-Service)(a)	9,983,642	9,472,910	6,545,304	3,242,706	161,905
Oppenheimer High Income (Non-Service)(a),(i)	1,085,013	1,046,198	765,144	496,370	26,227
Oppenheimer International Growth (Non-Service)(a)	1,383,911	1,046,869	464,078	109,827	1,631
Oppenheimer Main Street (Non-Service)(a)	376,016	420,919	230,789	124,981	7,409
Oppenheimer MidCap (Non-Service)(a)	12,107,991	9,908,399	6,253,242	2,786,018	165,581
Oppenheimer Money (Non-Service)(a),(c)	1,934,547	984,642	738,024	409,197	35,982
Oppenheimer Strategic Bond (Non-Service)(a)	14,564,970	15,895,531	10,569,614	5,207,116	294,868
PIMCO CommodityRealReturn Strategy(b)	715,689	156,830	71,102	—	—
Scudder VIT EAFE Equity Index(a)	—	—	—	—	485

(a)	Commencement of public offering was August 9, 2004.
(b)	Commencement of public offering was May 1, 2006.
(c)	This sub-account is unavailable in contracts issued on or after January 19, 2008.
(d)	Commencement of public offering was January 19, 2008.
(e)	Commencement of public offering was September 8, 2008.
(f)	This sub-account is now known as ING Clarion Global Real Estate.
(g)	Effective May 1, 2009, MML Oppenheimer Small Company Opportunities was merged into MML Oppenheimer Small Cap Equity.
(h)	Effective May 1, 2009, MML T. Rowe Price Growth Equity was merged into MML T. Rowe Price Blue Chip Growth.
(i)	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this sub-account via purchase payments or transfers.
(j)	This sub-account is now known as MML MFS® Global.
(k)	This sub-account is now known as MML Rainier Large Cap Growth.

Accumulation Unit Values 2008 Version (for contracts applied for on or after 9/8/08, subject to state availability)

Sub-Account	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Value at Inception Date
AIM V.I. Financial Services (Series II)	$4.07	$ —	$ —	$ 7.75	(c)
AIM V.I. Global Health Care (Series II)	9.58	—	—	12.64	(c)
AIM V.I. Technology (Series II)	7.99	—	—	11.95	(c)
Fidelity VIP Contrafund (Service Class 2)	9.79	—	—	14.04	(c)
ING Global Real Estate(d)	7.14	—	—	10.00	(a)
MML Aggressive Allocation (Service Class)	6.79	—	—	9.63	(c)
MML AllianceBernstein Large Cap Growth (Service Class)(i)	8.00	—	—	11.11	(c)
MML AllianceBernstein Small/Mid Cap Value (Service Class)	7.46	—	—	11.45	(c)
MML American Century Income & Growth (Service Class)	8.52	—	—	11.46	(c)
MML American Century Mid Cap Value (Service Class)	9.56	—	—	12.69	(c)
MML American Funds Core Allocation	7.86	—	—	10.00	(c)
MML American Funds Growth	6.70	—	—	10.00	(c)
MML American Funds International	7.27	—	—	10.00	(c)
MML Babson Blend (Service Class)	9.89	—	—	12.03	(c)
MML Babson Enhanced Index Core Equity (Service Class)	8.62	—	—	12.00	(c)
MML Babson Inflation-Protected and Income (Service Class)	10.25	—	—	11.20	(c)
MML Babson Managed Bond (Service Class)	11.32	—	—	11.40	(c)
MML Balanced Allocation (Service Class)	7.81	—	—	9.77	(c)
MML Baring China (Service Class I)	7.92	—	—	10.00	(c)
MML Baring Strategic Emerging Markets (Service Class I)	6.91	—	—	10.00	(c)
MML Capital Guardian Asset Allocation (Service Class)	8.97	—	—	11.48	(c)
MML Capital Guardian Growth & Income (Service Class)	7.39	—	—	10.45	(c)
MML Conservative Allocation (Service Class)	8.21	—	—	9.85	(c)
MML Davis Large Cap Value (Service Class)	8.36	—	—	12.12	(c)
MML Emerging Growth (Service Class)	8.99	—	—	13.06	(c)
MML Equity Index (Service Class I)	8.50	—	—	11.89	(c)
MML Growth Allocation (Service Class)	7.17	—	—	9.68	(c)
MML Legg Mason Concentrated Growth (Service Class I)	6.24	—	—	11.09	(c)
MML Moderate Allocation (Service Class)	7.61	—	—	9.75	(c)
MML Money Market	10.08	—	—	10.00	(b)
MML NASDAQ-100® (Service Class)	8.65	—	—	12.62	(c)
MML Neuberger Berman Global (Service Class I)(h)	7.42	—	—	10.84	(c)
MML Oppenheimer Small Cap Equity (Service Class)	7.77	—	—	11.74	(c)
MML Oppenheimer Small Company Opportunities (Service Class)(e)	8.38	—	—	12.68	(c)
MML Oppenheimer/Bernstein Equity (Service Class)	8.06	—	—	11.80	(c)
MML Small Cap Index (Service Class)	9.61	—	—	13.77	(c)
MML T. Rowe Price Blue Chip Growth (Service Class)	8.13	—	—	12.10	(c)
MML T. Rowe Price Equity Income (Service Class)	8.83	—	—	12.34	(c)
MML T. Rowe Price Growth Equity (Service Class)(f)	6.67	—	—	10.01	(c)
MML T. Rowe Price Mid Cap Growth (Service Class)	6.83	—	—	10.13	(c)
MML Templeton Foreign (Service Class)	10.12	—	—	13.67	(c)
MML W&R/Wellington Small Cap Growth Equity (Service Class)	9.59	—	—	13.72	(c)
Oppenheimer Balanced (Service)(g)	7.16	—	—	11.39	(c)
Oppenheimer Capital Appreciation (Service)	7.47	—	—	11.60	(c)
Oppenheimer Global Securities (Service)	10.07	—	—	14.13	(c)
Oppenheimer High Income (Service)(g)	2.41	—	—	10.08	(c)
Oppenheimer International Growth (Service)	11.30	—	—	16.06	(c)
Oppenheimer Main Street (Service)	8.32	—	—	11.62	(c)
Oppenheimer MidCap (Service)	7.18	—	—	11.93	(c)
Oppenheimer Strategic Bond (Service)	10.48	—	—	12.30	(c)
PIMCO CommodityRealReturn Strategy	6.36	—	—	10.00	(a)

(a)	Commencement of public offering was May 1, 2006.
(b)	Commencement of public offering was January 19, 2008.
(c)	Commencement of public offering was September 8, 2008.
(d)	This sub-account is now known as ING Clarion Global Real Estate.
(e)	Effective May 1, 2009, MML Oppenheimer Small Company Opportunities was merged into MML Oppenheimer Small Cap Equity.
(f)	Effective May 1, 2009, MML T. Rowe Price Growth Equity was merged into MML T. Rowe Price Blue Chip Growth.
(g)	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this sub-account via purchase payments or transfers.
(h)	This sub-account is now known as MML MFS® Global.
(i)	This sub-account is now known as MML Rainier Large Cap Growth.

Accumulation Units Outstanding 2008 Version (for contracts applied for on or after 9/8/08, subject to state availability)

Sub-Account	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006
AIM V.I. Financial Services (Series II)(c)	39,877	—	—
AIM V.I. Global Health Care (Series II)(c)	21,147	—	—
AIM V.I. Technology (Series II)(c)	3,914	—	—
Fidelity VIP Contrafund (Service Class 2)(c)	438,839	—	—
ING Global Real Estate(a),(d)	95,818	—	—
MML Aggressive Allocation (Service Class)(c)	441,201	—	—
MML AllianceBernstein Large Cap Growth (Service Class)(c),(i)	8,429	—	—
MML AllianceBernstein Small/Mid Cap Value (Service Class)(c)	126,381	—	—
MML American Century Income & Growth (Service Class)(c)	47,215	—	—
MML American Century Mid Cap Value (Service Class)(c)	146,736	—	—
MML American Funds Core Allocation(c)	5,655,443	—	—
MML American Funds Growth(c)	458,604	—	—
MML American Funds International(c)	402,216	—	—
MML Babson Blend (Service Class)(c)	106,769	—	—
MML Babson Enhanced Index Core Equity (Service Class)(c)	7,482	—	—
MML Babson Inflation-Protected Bond and Income (Service Class)(c)	344,013	—	—
MML Babson Managed Bond (Service Class)(c)	430,569	—	—
MML Balanced Allocation (Service Class)(c)	4,425,534	—	—
MML Baring China (Service Class I)(c)	15,536	—	—
MML Baring Strategic Emerging Markets (Service Class I)(c)	38,549	—	—
MML Capital Guardian Asset Allocation (Service Class)(c)	86,494	—	—
MML Capital Guardian Growth & Income (Service Class)(c)	74,853	—	—
MML Conservative Allocation (Service Class)(c)	2,943,866	—	—
MML Davis Large Cap Value (Service Class)(c)	302,024	—	—
MML Emerging Growth (Service Class)(c)	6,230	—	—
MML Equity Index (Service Class I)(c)	31,402	—	—
MML Growth Allocation (Service Class)(c)	18,060,077	—	—
MML Legg Mason Concentrated Growth (Service Class I)(c)	39,905	—	—
MML Moderate Allocation (Service Class)(c)	11,674,767	—	—
MML Money Market(b)	37,098	—	—
MML NASDAQ-100® (Service Class)(c)	20,366	—	—
MML Neuberger Berman Global (Service Class I)(c),(h)	9,623	—	—
MML Oppenheimer Small Cap Equity (Service Class)(c)	16,112	—	—
MML Oppenheimer Small Company Opportunities (Service Class)(c),(e)	16,163	—	—
MML Oppenheimer/Bernstein Equity (Service Class)(c)	146,434	—	—
MML Small Cap Index (Service Class)(c)	73,134	—	—
MML T. Rowe Price Blue Chip Growth (Service Class)(c)	121,324	—	—
MML T. Rowe Price Equity Income (Service Class)(c)	416,059	—	—
MML T. Rowe Price Growth Equity (Service Class)(c),(f)	32,202	—	—
MML T. Rowe Price Mid Cap Growth (Service Class)(c)	296,878	—	—
MML Templeton Foreign (Service Class)(c)	93,806	—	—
MML W&R/Wellington Small Cap Growth Equity (Service Class)(c)	57,995	—	—
Oppenheimer Balanced (Service)(c),(g)	50,734	—	—
Oppenheimer Capital Appreciation (Service)(c)	64,267	—	—
Oppenheimer Global Securities (Service)(c)	188,067	—	—
Oppenheimer High Income (Service)(c),(g)	71,787	—	—
Oppenheimer International Growth (Service)(c)	153,031	—	—
Oppenheimer Main Street (Service)(c)	10,549	—	—
Oppenheimer MidCap (Service)(c)	26,194	—	—
Oppenheimer Strategic Bond (Service)(c)	621,171	—	—
PIMCO CommodityRealReturn Strategy(a)	114,182	—	—

(a)	Commencement of public offering was May 1, 2006.
(b)	Commencement of public offering was January 19, 2008.
(c)	Commencement of public offering was September 8, 2008.
(d)	This sub-account is now known as ING Clarion Global Real Estate.
(e)	Effective May 1, 2009, MML Oppenheimer Small Company Opportunities was merged into MML Oppenheimer Small Cap Equity.
(f)	Effective May 1, 2009, MML T. Rowe Price Growth Equity was merged into MML T. Rowe Price Blue Chip Growth.
(g)	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this sub-account via purchase payments or transfers.
(h)	This sub-account is now known as MML MFS® Global.
(i)	This sub-account is now known as MML Rainier Large Cap Growth.

Appendix B

Long Term Guarantee Fixed Account Interest Rate Factor Adjustment Calculation

The Long-Term Guarantee Fixed Account interest rate factor is determined by the following formula:

(1+a)(n/12)/(1 + b)(n/12)

a =	The initial index rate. The initial index rate is the rate in the Treasury Constant Maturity Series determined for the week prior to the week in which we issue your contract or the most recent renewal of a Long-Term Guarantee Fixed Account falls, for a maturity equal to the length of the current guarantee period.

b =	The current index rate plus 0.25%. The current index rate is the interest rate in the Treasury Constant Maturity series for a maturity equal to the number of whole months between any day of a guarantee period and the last day of the guarantee period.

n =	The number of whole months left in the current guarantee period.

An interest rate factor adjustment for a partial withdrawal is calculated as follows:

(a + b) × (c-1)

c

a =	the partial withdrawal payment from the Long Term Guarantee Fixed Account

b =	the contingent deferred sales charge for the partial withdrawal applicable to the Long Term Guarantee Fixed Account

c =	the interest rate factor

An interest rate factor adjustment for a full withdrawal is calculated as follows:

a × (b-1)

a =	the contract fund value on the business day we receive the request for a full surrender at our Retirement Income Service Center

b =	the interest rate factor

The contract fund value is equal to your net purchase payment applicable to the Long Term Guarantee Fixed Account on the day we issue your contract. On any day after we issue your contract, the contract fund value is equal to:

(a × b)-c

a =	the previous day’s contract fund value

b =	the sum of one plus the daily interest rate equivalent of the guaranteed interest rate

c =	any contract fund value reduction made on that day

A negative market value adjustment will never result in a payment upon withdrawal that is lower than if the guaranteed rate of interest credited had been equal to the minimum guaranteed interest rate allowed in your state of issue.

Appendix C

Guaranteed Minimum Withdrawal Benefit Examples

Example 1: Single Life Rider – Setting of Initial Values

The values shown are based on the following assumptions:

Contract Owner Age = 60

Initial Purchase Payment = $100,000

Guaranteed Lifetime Withdrawal Amount immediately applies since the Covered Person is age 60 on the Contract Issue Date

Contract Year	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA*	Benefit Base
Beginning Year 1	$100,000	$0	$100,000		$5,000	$100,000
*	Guaranteed Lifetime Withdrawal Amount

On the Contract Issue Date, the initial values are set as follows:

•	Benefit Base = initial purchase payment = $100,000.
•	Guaranteed Lifetime Withdrawal Amount = 5% of Benefit Base = $5,000.

Example 2: Credit

The values shown are based on the following assumptions:

Contract Owner Age = 60

Initial Purchase Payment = $100,000

No withdrawals are taken during the first Contract Year

Guaranteed Lifetime Withdrawal Amount immediately applies since the Covered Person is age 60 on the Contract Issue Date

Contract Year	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA*	Benefit Base
End of Year 1	$100,000	$0	$105,100	$6,000	$5,300	$106,000
*	Guaranteed Lifetime Withdrawal Amount

•	At end of 1st contract year, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.
•	Benefit base = initial benefit base plus credit = $106,000.
•	Guaranteed lifetime withdrawal amount = 5% of benefit base = $5,300.

Example 3: Withdrawal Not Exceeding the Guaranteed Lifetime Withdrawal Amount

The values shown are based on the following assumptions:

Contract Owner Age = 60

Initial Purchase Payment = $100,000

Withdrawal occurs in Contract Year 5

Guaranteed Lifetime Withdrawal Amount immediately applies since the Covered Person is age 60 on the Contract Issue Date

Contract Year (end of year)	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA*	Benefit Base
1	$100,000	$0	$105,100	$6,000	$5,300	$106,000
2			$110,500	$6,000	$5,600	$112,000
3			$116,000	$6,000	$5,900	$118,000
4			$122,000	$6,000	$6,200	$124,000
5		$6,200	$122,050	$0	$6,200	$124,000
*	Guaranteed Lifetime Withdrawal Amount

•	At end of contract years one through four, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.
•	Benefit base at the end of contract year four = $124,000.
•	Guaranteed lifetime withdrawal amount = 5% of benefit base ($124,000) = $6,200.
•	A withdrawal of $6,200 is taken in contract year 5, so a credit is not applied.
•	The benefit base remains at $124,000 as the withdrawal was not greater than the guaranteed lifetime withdrawal amount; so it is not reduced.

Example 4: Withdrawal Exceeding the Guaranteed Lifetime Withdrawal Amount

The values shown are based on the following assumptions:

Contract Owner Age = 60

Initial Purchase Payment = $100,000

Withdrawal occurs in Contract Year 5

Guaranteed Lifetime Withdrawal Amount immediately applies since the Covered Person is age 60 on the Contract Issue Date

Contract Year (end of year)	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA*	Benefit Base
1	$100,000	$0	$105,100	$6,000	$5,300	$106,000
2			$110,500	$6,000	$5,600	$112,000
3			$116,000	$6,000	$5,900	$118,000
4			$122,000	$6,000	$6,200	$124,000
5		$10,000	$121,000	$0	$6,010	$120,200
*	Guaranteed Lifetime Withdrawal Amount

•	At end of contract years one through four, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.
•	Benefit base at the end of contract year four = $124,000.
•	Guaranteed lifetime withdrawal amount = 5% of benefit base ($124,000) = $6,200.
•

A withdrawal of $10,000 is taken in contract year 5, so a credit is not applied. In addition, since the withdrawal is greater than the available guaranteed lifetime withdrawal amount ($6,200), any applicable contingent deferred sales charge would apply.

•

The benefit base is recalculated, as the withdrawal of $10,000 is greater than the guaranteed lifetime withdrawal amount of $6,200. There is an excess withdrawal of $3,800 ($10,000-$6,200). The benefit base is set to the lesser of a) contract value after the withdrawal ($121,000), or b) the benefit base immediately prior to the withdrawal ($124,000) minus the excess withdrawal ($124,000 - $3,800) = $120,200.

•	Guaranteed lifetime withdrawal amount is recalculated to equal 5% of the new benefit base ($120,200) = $6,010.
•	The contract value is reduced by the amount of the withdrawal and any applicable contingent deferred sales charge

Example 5 – Annual Ratchet

The values shown are based on the following assumptions:

Contract Owner Age = 60

Initial Purchase Payment = $100,000

Guaranteed Lifetime Withdrawal Amount immediately applies since the Covered Person is age 60 on the Contract Issue Date

Contract Year (end of year)	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA*	Benefit Base
1	$100,000	$0	$105,100	$6,000	$5,300	$106,000
2			$110,500	$6,000	$5,600	$112,000
3			$116,000	$6,000	$5,900	$118,000
4			$122,000	$6,000	$6,200	$124,000
5			$132,000	$6,000	$6,600	$132,000
*	Guaranteed Lifetime Withdrawal Amount

•	At end of contract years one through five, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.
•	Benefit base at the end of contract year five is $132,000, as the contract value at the end of contract year five is greater than the benefit base of $124,000 plus the $6,000 credit.
•	Guaranteed lifetime withdrawal amount = 5% of benefit base ($132,000) = $6,600.

Example 6: Withdrawals Not Exceeding the Guaranteed Withdrawal Amount and Transitioned to Guaranteed Lifetime Withdrawal Amount – At age 60

The values shown are based on the following assumptions:

Contract Owner Age at issue = 52

Initial Purchase Payment = $100,000

Withdrawal occurs in Contract Year 5

Guaranteed Withdrawal Amount applies until the Covered Person is age 60

Contract Year (end of year)	Age of Covered Person	Purchase Payment	Withdrawal	Contract Value	Credit	Available GWA/ GLWA*	Benefit Base
1	53	$100,000	$0	$105,100	$6,000	$5,300	$106,000
2	54			$100,000	$6,000	$5,600	$112,000
3	55			$105,000	$6,000	$5,900	$118,000
4	56			$110,000	$6,000	$6,200	$124,000
5	57		$6,200	$112,000	$0	$6,200	$117,800
6	58		$0	$120,000	$5,628	$6,200	$123,428
7	59		$6,200	$117,500	$0	$6,200	$117,228
8	60		$6,200	$109,225	$0	$5,551	$111,028
9	61		$5,551	$107,500	$0	$5,551	$111,028
*	Guaranteed Withdrawal Amount / Guaranteed Lifetime Withdrawal Amount

•	At end of contract years one through four, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.
•	Benefit base at the end of contract year four = $124,000.
•	Guaranteed withdrawal amount = 5% of benefit base = $6,200.
•	A withdrawal of $6,200 is taken in contract year 5, so a credit is not applied.
•	The benefit base is reduced by the amount of the withdrawal, as the withdrawal was taken prior to attainment of age 60.
•	The guaranteed withdrawal amount remains at $6,200, as the withdrawal was not greater than the guaranteed withdrawal amount.
•

At the end of contract year eight, the benefit base of $111,028 locks in as the benefit base, and the guaranteed lifetime withdrawal amount of $5,551 is calculated as 5% of the benefit base ($111,028). When the covered person attains age 60, it will no longer reduce, as long as withdrawals are not greater than the guaranteed lifetime withdrawal amount.

•	The contract value is reduced by the amount of the withdrawal.

Example 7: Withdrawal Exceeding the Guaranteed Withdrawal Amount – Prior to age 60

The values shown are based on the following assumptions:

Contract Owner Age at issue = 54

Initial Purchase Payment = $100,000

Withdrawal occurs in Contract Year 5

Guaranteed Withdrawal Amount applies until the Covered Person is age 60.

Contract Year (end of year)	Age of Covered Person	Purchase Payment	Withdrawal	Contract Value	Credit	Available GWA*	Benefit Base
1	55	$100,000	$0	$105,100	$6,000	$5,300	$106,000
2	56			$100,000	$6,000	$5,600	$112,000
3	57			$105,000	$6,000	$5,900	$118,000
4	58			$110,000	$6,000	$6,200	$124,000
5	59		$10,000	$104,500	$0	$5,225	$104,500
*	Guaranteed Withdrawal Amount

•	At end of contract years one through four, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.
•	Benefit base at the end of contract year four = $124,000.
•	Guaranteed withdrawal amount = 5% of benefit base = $6,200.
•	A withdrawal of $10,000 is taken in contract year 5, so a credit is not applied.
•	The benefit base is reduced to the lesser of a) the contract value after the withdrawal or, b) the benefit base immediately prior to the withdrawal, minus the withdrawal.
•	The guaranteed withdrawal amount is modified to $5,225, as the withdrawal was greater than the guaranteed withdrawal amount.
•	The contract value is reduced by the value of the withdrawal and any applicable contingent deferred sales charge.

Example 8: Enhanced Benefit Base

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Initial Purchase Payment = $100,000

No withdrawals are taken

Contract Year (end of year)	Age of Covered Person	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA*	Benefit Base
1	61	$100,000	$0	$105,000	$6,000	$5,300	$106,000
2	62			110,500	6,000	5,600	112,000
3	63			116,000	6,000	5,900	118,000
4	64			122,250	6,000	6,200	124,000
5	65			128,000	6,000	6,500	130,000
6	66			135,000	6,000	6,800	136,000
7	67			141,500	6,000	7,100	142,000
8	68			148,900	6,000	7,445	148,900
9	69			156,492	8,934	7,891	157,834
10	70			164,481	8,934	10,000	200,000
*	Guaranteed Lifetime Withdrawal Amount

•	At end of contract years one through eight, since there were no withdrawals, a credit of 6% of the initial benefit base is applied = $6,000.
•	At the end of contract year eight, an annual ratchet applies as the contract value of $148,900 is greater than the benefit base of $148,000 ($142,000 + $6,000).
•	At the end of contract year nine, since there were no withdrawals, a credit of 6% of the last ratcheted benefit base is applied (6% * 148,900) = $8,934.
•	At the end of contract year ten, the benefit base is $166,768 ($157,834 + $8,934).
•

At the end of contract year ten, since no withdrawals were taken and the owner is age 70, the enhanced benefit base takes effect, the benefit base is set equal to 200% of the initial purchase payment = $200,000, as it is greater than $166,768.

•	Guaranteed lifetime withdrawal amount = 5% of the new benefit base ($200,000) = $10,000.

Example 9: GMWB – Additional Purchase Payments

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Initial Purchase Payment = $100,000

No withdrawals are taken

Contract Year (end of year)	Age of Covered Person	Purchase Payment	Withdrawal	Contract Value	Credit	Available GLWA*	Benefit Base
1	61	$100,000	$0	$102,974	$6,000	$5,300	$106,000
2	62	25,000		131,779	7,500	6,925	138,500
3	63	25,000		161,441	9,000	8,625	172,500
4	64	25,000		191,984	10,500	10,400	208,000
5	65			197,693	10,500	10,925	218,500
6	66			203,571	10,500	11,450	229,000
7	67			209,625	10,500	11,975	239,500
8	68			215,858	10,500	12,500	250,000
9	69			222,276	10,500	13,025	260,500
10	70			228,886	10,500	13,750	275,000
*	Guaranteed Lifetime Withdrawal Amount

•	An additional purchase payment of $25,000 is made in contract years two, three and four.
•	The benefit base is increased by the purchase payments.
•	The credit increases in years two, three and four due to the additional purchase payments.
•	At the end of contract year ten, the benefit base is $271,000 ($260,500 + 10,500).
•

At the end of contract year ten, since no withdrawals were taken and the owner is age 70, the enhanced benefit base takes effect, the benefit base is set equal to 200% of purchase payments in the first contract year, as well as 100% of purchase payments in years two through ten = (100,000 * 200%) + (75,000 * 100% ) = the benefit base is set equal to $275,000, since it is greater than $271,000.

•	Guaranteed lifetime withdrawal amount = 5% of the new benefit base ($275,000) = $13,750.

Appendix D

Guaranteed Minimum Accumulation Benefit Examples

Example 1: Setting of Initial Values

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

No withdrawals are taken

Contract Year (beginning of year)	Purchase Payment	Withdrawal	Contract Value	GMAB Value
1	$100,000	$0	$100,000	$100,000

On the contract issue date, the GMAB value is equal to the initial purchase payment. The GMAB value will be increased by any purchase payments received in the first two contract years.

Example 2: Annual Reset

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMAB Value	Death Benefit
1	61	$100,000	$0	$107,392	$100,000	$107,392
2	62			115,329	115,329	115,329
3	63			123,854	123,854	123,854
4	64			133,009	133,009	133,009
5	65			142,840	142,840	142,840
6	66			153,398	142,840	153,398
7	67			164,737	142,840	164,737
8	68			176,914	142,840	176,914
9	69			189,990	142,840	189,990
10	70			204,033	142,840	204,033
11	71			219,115	142,840	219,115
12	72			235,311	142,840	235,311
13	73			252,704	142,840	252,704
14	74			271,518	142,840	271,518
15	75			291,733	142,840	291,733
16	76			314,871	0	314,871

•	On the contract issue date, the GMAB value is equal to the initial purchase payment of $100,000.
•	Beginning on the second contract anniversary, the contract owner resets the GMAB to the contract value. The contract owner requests this reset each contract year through year five.
•	At the end of the tenth contract year from the last reset, the contract value is greater than the GMAB value. The contract value remains as is, and the GMAB value is set to zero.

Example 3: Impact of a Withdrawal

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMAB Value	Death Benefit
1	61	$100,000	$0	$107,392	$100,000	$107,392
2	62			$115,329	$100,000	$115,329
3	63			$123,854	$100,000	$123,854
4	64			$133,009	$100,000	$133,009
5	65		$15,000	$127,751	$89,436	$127,751
6	66			$137,194	$89,436	$137,194
7	67			$147,334	$89,436	$147,334
8	68			$158,225	$89,436	$158,225
9	69			$169,920	$89,436	$169,920
10	70			$182,480	$89,436	$182,480
11	71			$196,854	$0	$196,854

•	On the contract issue date, the GMAB value is equal to the initial purchase payment of $100,000.
•	The contract owner does not elect to reset the benefit.
•	A withdrawal of $15,000 is taken in year five.
•	As a result of the withdrawal, the GMAB value is reduced in direct proportion to the contract value reduction for the withdrawal.
•	The contract value is reduced by the amount of the withdrawal. The death benefit is reduced proportionately for the withdrawals.
•	At the end of the tenth contract year, the contract value is greater than the GMAB value. The contract value remains as is, and the GMAB value is set to zero.

Example 4: Additional Purchase Payments

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMAB Value	Death Benefit
1	61	$100,000	$0	$107,392	$100,000	$107,392
2	62	$25,000		$142,177	$125,000	$142,177
3	63	$25,000		$179,534	$125,000	$179,534
4	64	$25,000		$219,653	$125,000	$219,653
5	65			$235,888	$125,000	$235,888
6	66			$253,324	$125,000	$253,324
7	67			$272,185	$125,000	$272,185
8	68			$292,450	$125,000	$292,450
9	69			$314,223	$125,000	$314,223
10	70			$337,618	$125,000	$337,618
11	71			$364,394	$0	$364,394

•	On the contract issue date, the GMAB value is equal to the initial purchase payment of $100,000.
•	The contract owner does not elect to reset the benefit.
•	Additional purchase payments of $25,000 are made in years two, three and four.
•	As a result of the purchase payments, the GMAB value is increased for the purchase payment made in the second contract year.
•	The GMAB value is not increased for the purchase payments made in years three and four.
•	At the end of the tenth contract year, the contract value is greater than the GMAB value. The contract value remains as is, and the GMAB value is set to zero.

Appendix E

MassMutual Guaranteed Income Plus 5 Examples – 2008 Version

Example 1: GMIB 5 – Setting of Initial Values

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

No withdrawals are taken

Contract Year (beginning of year)	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit
1	$100,000	$0	$100,000	$105,000	$0

On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.

Example 2: GMIB 5 – No Withdrawals

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

No withdrawals are taken

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
1	61	$100,000	$0	$104,916	$105,000	$0	$104,916
2	62			110,074	110,250	0	110,074
3	63			115,485	115,763	0	115,485
4	64			121,161	121,551	0	121,161
5	65			127,115	127,628	0	127,115
6	66			133,361	134,010	0	133,361
7	67			139,913	140,710	0	139,913
8	68			146,786	147,746	0	146,786
9	69			153,996	155,133	0	153,996
10	70			161,559	162,889	831	161,559

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	Each contract year, the GMIB value is increased by 5%.
•

At the end of the tenth contract year, the GMIB can be exercised and begin an income stream. In the Monthly Income Benefit column we show that $831 is the monthly income amount that would be received assuming a male age 70 applied the GMIB value of $162,889 to a lifetime contingent annuity option with fixed payments.

Example 3: GMIB 5 – Withdrawals Reducing the GMIB Value Dollar for Dollar

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
1	61	$100,000	$0	$104,916	$105,000	$0	$104,916
2	62		5,250	104,833	105,000	0	104,833
3	63		5,250	104,744	105,000	0	104,744
4	64		5,250	104,651	105,000	0	104,651
5	65		5,250	104,552	105,000	0	104,552
6	66		5,250	104,448	105,000	0	104,448
7	67		5,250	104,337	105,000	0	104,337
8	68		5,250	104,221	105,000	0	104,221
9	69		5,250	104,098	105,000	0	104,098
10	70		5,250	103,968	105,000	535	103,968

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	Each contract year, the GMIB value is increased by 5%.
•	Beginning in the second contract year, withdrawals of the GMIB interest are taken; the GMIB value is reduced dollar for dollar since the withdrawals are equal to the GMIB interest.
•	The contract value is reduced by the amount of the withdrawals. The death benefit is reduced proportionately for the withdrawals.
•

At the end of the tenth contract year, the GMIB can be exercised and begin an income stream. The monthly income benefit value of $535 is the monthly income amount that would be received by applying the GMIB value of $105,000 to a lifetime annuity option for a male age 70.

Example 4: GMIB 5 – Withdrawal Reducing the GMIB Value Proportionately

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
1	61	$100,000	$0	$104,916	$105,000	$0	$104,916
2	62		0	110,074	110,250	0	110,074
3	63		0	115,485	115,763	0	115,485
4	64		0	121,161	121,551	0	121,161
5	65		15,000	111,988	112,453	0	111,988
6	66		0	117,490	118,076	0	117,490
7	67		0	123,263	123,980	0	123,263
8	68		0	129,318	130,179	0	129,318
9	69		0	135,670	136,688	0	135,670
10	70		0	142,333	143,552	732	142,333

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	Each contract year, the GMIB value is increased by 5%.
•

A withdrawal of $15,000 is taken in the fifth contract year. Since this withdrawal is greater than the interest credited to the GMIB value, the GMIB value is reduced dollar for dollar up to the annual interest amount, and reduced in direct proportion to the contract value reduction, for the amount of the withdrawal greater than the GMIB interest credited.

•	The contract value is reduced by the amount of the withdrawals. The death benefit is reduced proportionately for the withdrawals.
•

At the end of the tenth contract year, the GMIB can be exercised and begin an income stream. The monthly income benefit value of $732, is the monthly income amount that would be received by applying the GMIB value of $143,552 to a lifetime annuity option for a male age 70.

Example 5: GMIB 5 – Annual Reset

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
At Issue	60	$100,000	$0	$100,000	$105,000	$0	$100,000
1	61			106,867	106,867	0	106,867
2	62			114,206	114,206	0	114,206
3	63			122,050	122,050	0	122,050
4	64			130,431	130,431	0	130,431
5	65			139,388	139,388	0	139,388
6	66			148,961	148,961	0	148,961
7	67			159,191	159,191	0	159,191
8	68			170,123	170,123	0	170,123
9	69			181,806	181,806	0	181,806
10	70			194,291	194,291	0	194,291

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	Each contract year, the GMIB value is increased by 5%.
•

Each contract anniversary, if your contract value is greater than your GMIB value, we will reset your GMIB value to equal your contract value (unless you instruct otherwise by written request). Once the annuitant is over age 80 we no longer reset the GMIB value.

•	At the end of the tenth contract year from the last reset, the GMIB can be exercised and begin an income stream.

Example 6: GMIB 5 – Additional Purchase Payments

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
1	61	$100,000	$0	$104,916	$105,000	$0	$104,916
2	62	$25,000		136,303	136,500	0	136,303
3	63	$25,000		169,407	169,407	0	169,407
4	64	$25,000		204,139	204,139	0	204,139
5	65			214,175	214,346	0	214,175
6	66			224,704	225,063	0	224,704
7	67			235,749	236,316	0	235,749
8	68			247,336	248,132	0	247,336
9	69			259,620	260,538	0	259,620
10	70			272,514	273,565	0	272,514

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	Each contract year, the GMIB value is increased by 5%.
•	A purchase payment of $25,000 is made in contract years two, three and four.
•	The GMIB value in year two is increased by the amount of the year two purchase payment.
•	The purchase payments in years three and four are not included in the GMIB value, although the GMIB value increases due to the automatic reset.
•	At the end of the tenth contract year from the last reset, the GMIB can be exercised and begin an income stream.

Example 7: GMIB 5 – 60% GMIB Value at Age 90

The values shown are based on the following assumptions:

Contract Owner Age at issue = 75

Annuitant = Same as Contract Owner

Initial Purchase Payment = $125,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Monthly Income Benefit	Death Benefit
1	76	$125,000	$6,250	$117,590	$125,000	$0	$118,702
2	77		6,250	110,199	125,000	0	112,342
3	78		6,250	102,827	125,000	0	105,917
4	79		6,250	95,473	125,000	0	99,422
5	80		6,250	88,098	125,000	0	92,853
6	81		6,250	80,742	125,000	0	86,200
7	82		6,250	73,405	125,000	0	79,457
8	83		6,250	66,086	125,000	0	72,615
9	84		6,250	58,786	125,000	0	65,663
10	85		6,250	51,504	125,000	1,142	58,587
11	86		6,250	44,241	125,000	1,199	51,369
12	87		6,250	36,997	125,000	1,259	43,987
13	88		6,250	29,770	125,000	1,324	36,406
14	89		6,250	22,563	125,000	1,393	28,575
15	90		6,250	75,000	125,000	0	75,000

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	Each contract year, the GMIB value is increased by 5%.
•	Withdrawals of the allowable GMIB amount are taken each contract year.
•	At the end of the fifteenth contract year, the contract owner elects not to apply the GMIB value to an annuity option. The contract value is increased to equal 60% of the GMIB value.

Example 8: GMIB 5 – Impact of Contingent Deferred Sales Charge When 5% Withdrawn is Greater Than Free Withdrawal Allowance

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Death Benefit
1	61	$100,000	$5,000	$82,352	$100,000	$94,288
2	62		5,000	66,820	100,000	87,740
3	63		5,000	53,150	100,000	80,219
4	64		5,000	41,119	100,000	71,555
5	65		5,000	30,484	100,000	61,442
6	66		5,000	21,089	100,000	49,593
7	67		5,000	12,812	100,000	35,633
8	68		5,000	5,617	100,000	19,130

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	Each contract year, the GMIB value is increased by 5%.
•	Withdrawals of the allowable GMIB amount are taken each contract year.
•

In contract year five, the free withdrawal amount is $4,112. The amount withdrawn of $5,000 is greater than the 10% free withdrawal amount. The contract value is reduced by the applicable contingent deferred sales charge (CDSC). The CDSC is assessed on the value withdrawn in excess of the free withdrawal amount. The GMIB value remains at $100,000, it is not reduced by the CDSC, as the amount withdrawn is not greater than the allowed GMIB amount.

•	The death benefit is reduced proportionately for the withdrawals.

Example 9: GMIB 5 – Withdrawals After Reaching the Maximum GMIB Value

The values shown are based on the following assumptions:

Contract Owner Age at issue = 60

Annuitant = Same as Contract Owner

Initial Purchase Payment = $100,000

Death Benefit = Basic Death Benefit

Contract Year (end of year)	Age	Purchase Payment	Withdrawal	Contract Value	GMIB Value	Death Benefit
1	61	$100,000	$0	$101,990	$105,000	$101,990
2	62		0	103,999	110,250	103,999
3	63		0	106,026	115,763	106,026
4	64		0	108,069	121,551	108,069
5	65		0	110,127	127,628	110,127
6	66		0	112,198	134,010	112,198
7	67		0	114,280	140,710	114,280
8	68		0	116,373	147,746	116,373
9	69		0	118,472	155,133	118,472
10	70		0	120,577	162,889	120,577
11	71		0	122,686	171,034	122,686
12	72		0	124,794	179,586	124,794
13	73		0	126,900	188,565	126,900
14	74		0	129,000	197,993	129,000
15	75		0	131,144	200,000	131,144
16	76		0	133,345	200,000	133,345
17	77		15,000	120,641	177,930	120,641

•	On the contract issue date, the GMIB value is equal to the initial purchase payment increased by 5%.
•	Each contract year, the GMIB value is increased by 5%.
•

In contract year fifteen, the GMIB value reaches the maximum GMIB value of $200,000 (200% of purchase payments in the first two contract years.) Once the maximum GMIB value is reached, it no longer increases by 5% each year.

•

A withdrawal of $15,000 is taken in the seventeenth contract year. Since interest is no longer credited to the GMIB value, this withdrawal is considered an excess withdrawal and the GMIB value is reduced in direct proportion to the contract value reduction, for full amount of the withdrawal.

•	The contract value is reduced by the amount of the withdrawals. The death benefit is reduced proportionately for the withdrawals.

Appendix F – Funds

2008 Version: contracts applied for on or after 9/8/08, subject to state availability

The contract offers the following funds. We may add, remove or substitute funds.

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
AIM Variable Insurance Funds
AIM V.I. Financial Services Fund (Series II Shares)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.	Sector
AIM V.I. Global Health Care Fund (Series II Shares)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.	Sector
AIM V.I. Technology Fund (Series II Shares)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.	Sector
Fidelity® Variable Insurance Products
Fidelity® VIP Contrafund® Portfolio (Service Class 2)

Adviser: Fidelity Management & Research Company

Sub-Adviser: FMR Co., Inc.; Fidelity Research & Analysis Company; Fidelity Management & Research (U.K.) Inc.; Fidelity International Investment Advisors; Fidelity International Investment Advisors (U.K.) Limited; Fidelity Investments Japan Limited

Large Cap Blend
ING Investors Trust
ING Clarion Global Real Estate Portfolio (Class S)	Adviser: ING Investments, LLC Sub-Adviser: ING Clarion Real Estate Securities L.P.	Sector
MML Series Investment Fund
MML Aggressive Allocation Fund (Service Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML American Funds® Core Allocation Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML American Funds® Growth Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: N/A	Large Cap Growth
MML American Funds® International Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: N/A	International/Global

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Asset Allocation Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Balanced
MML Balanced Allocation Fund (Service Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Blue Chip Growth Fund (Service Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Growth
MML Concentrated Growth Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Legg Mason Capital Management, Inc.	Large Cap Growth
MML Conservative Allocation Fund (Service Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Emerging Growth Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Essex Investment Management Company, LLC and Insight Capital Research & Management, Inc.	Small/Mid-Cap Growth
MML Equity Income Fund (Service Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Value
MML Equity Index Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Large Cap Blend
MML Foreign Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Templeton Investment Counsel, LLC	International/Global
MML Global Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company	International/Global
MML Growth Allocation Fund (Service Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Growth & Income Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Large Cap Blend
MML Income & Growth Fund (Service Class)	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Large Cap Value
MML Large Cap Growth Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Rainier Investment Management, Inc.	Large Cap Growth

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Large Cap Value Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Large Cap Value
MML Mid Cap Growth Fund (Service Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Small/Mid-Cap Growth
MML Mid Cap Value Fund (Service Class)	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Small/Mid-Cap Value
MML Moderate Allocation Fund (Service Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML NASDAQ-100® Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Large Cap Growth
MML Small Cap Growth Equity Fund (Service Class)	Adviser: MassMutual Sub-Advisers: Waddell & Reed Investment Management Company and Wellington Management Company, LLP	Small/Mid-Cap Growth
MML Small Cap Index Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Small/Mid-Cap Blend
MML Small/Mid Cap Value Fund (Service Class)	Adviser: MassMutual Sub-Adviser: AllianceBernstein L.P.	Small/Mid-Cap Value
MML Small Company Value Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Small/Mid-Cap Value
MML Series Investment Fund II
MML Blend Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Balanced
MML China Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Baring International Investment Limited	International/Global
MML Enhanced Index Core Equity Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Large Cap Blend
MML Equity Fund (Service Class)	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.	Large Cap Value
MML Inflation-Protected and Income Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Managed Bond Fund (Service Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Money Market Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Short Term/Stable Value
MML Small Cap Equity Fund (Service Class)	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Small/Mid-Cap Blend
MML Strategic Emerging Markets Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Baring International Investment Limited	International/Global
Oppenheimer Variable Account Funds
Oppenheimer Balanced Fund/VA (Service Shares)*	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Balanced
Oppenheimer Capital Appreciation Fund/VA (Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Growth
Oppenheimer Global Securities Fund/VA (Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
Oppenheimer High Income Fund/VA (Service Shares)*	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Oppenheimer Main Street Fund®/VA (Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Blend
Oppenheimer MidCap Fund/VA (Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Small/Mid-Cap Growth
Oppenheimer Strategic Bond Fund/VA (Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA (Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
PIMCO Variable Insurance Trust
PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)	Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	Sector

*	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this fund via purchase payments or transfers.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver current fund prospectuses to you. You may also contact our Retirement Income Service Center and request current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

Appendix G – Funds

Pre-2008 Version: contracts applied for prior to 9/8/08 or in states where the 2008 Version is unavailable

The contract offers the following funds. We may add, remove or substitute funds.

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
AIM Variable Insurance Funds
AIM V.I. Financial Services Fund (Series I Shares)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.	Sector
AIM V.I. Global Health Care Fund (Series I Shares)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.	Sector
AIM V.I. Technology Fund (Series I Shares)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.	Sector
Fidelity® Variable Insurance Products
Fidelity® VIP Contrafund® Portfolio (Initial Class)

Adviser: Fidelity Management & Research Company

Sub-Adviser: FMR Co., Inc.; Fidelity Research & Analysis Company; Fidelity Management & Research (U.K.) Inc.; Fidelity International Investment Advisors; Fidelity International Investment Advisors (U.K.) Limited; Fidelity Investments Japan Limited

Large Cap Blend
ING Investors Trust
ING Clarion Global Real Estate Portfolio (Class S)	Adviser: ING Investments, LLC Sub-Adviser: ING Clarion Real Estate Securities L.P.	Sector
MML Series Investment Fund
MML Aggressive Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML American Funds® Core Allocation Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML American Funds® Growth Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: N/A	Large Cap Growth
MML American Funds® International Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: N/A	International/Global

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Asset Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Balanced
MML Balanced Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Blue Chip Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Growth
MML Concentrated Growth Fund (Class I)	Adviser: MassMutual Sub-Adviser: Legg Mason Capital Management, Inc.	Large Cap Growth
MML Conservative Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Emerging Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Essex Investment Management Company, LLC and Insight Capital Research & Management, Inc.	Small/Mid-Cap Growth
MML Equity Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Value
MML Equity Index Fund (Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Large Cap Blend
MML Foreign Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Templeton Investment Counsel, LLC	International/Global
MML Global Fund (Class I)	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company	International/Global
MML Growth Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Growth & Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Large Cap Blend
MML Income & Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Large Cap Value
MML Large Cap Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Rainier Investment Management, Inc.	Large Cap Growth

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Large Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Large Cap Value
MML Mid Cap Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Small/Mid-Cap Growth
MML Mid Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Small/Mid-Cap Value
MML Moderate Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML NASDAQ-100® Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Large Cap Growth
MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: Waddell & Reed Investment Management Company and Wellington Management Company, LLP	Small/Mid-Cap Growth
MML Small Cap Index Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Small/Mid-Cap Blend
MML Small/Mid Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: AllianceBernstein L.P.	Small/Mid-Cap Value
MML Small Company Value Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Small/Mid-Cap Value
MML Series Investment Fund II
MML Blend Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Balanced
MML China Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Baring International Investment Limited	International/Global
MML Enhanced Index Core Equity Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Large Cap Blend
MML Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.	Large Cap Value

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Managed Bond Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Money Market Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Short Term/Stable Value
MML Small Cap Equity Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Small/Mid-Cap Blend
MML Strategic Emerging Markets Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Baring International Investment Limited	International/Global
Oppenheimer Variable Account Funds
Oppenheimer Balanced Fund/VA (Non-Service Shares)**	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Balanced
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Growth
Oppenheimer Global Securities Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
Oppenheimer High Income Fund/VA (Non-Service Shares)**	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Oppenheimer Main Street Fund®/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Blend
Oppenheimer MidCap Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Small/Mid-Cap Growth
Oppenheimer Money Fund/VA (Non-Service Shares)*	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Short Term/Stable Value
Oppenheimer Strategic Bond Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
PIMCO Variable Insurance Trust
PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)	Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	Sector

*	Unavailable in contracts issued on or after January 19, 2008.
**	Effective May 1, 2009 and after, you may not allocate any new money to this fund via purchase payments or transfers.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver current fund prospectuses to you. You may also contact our Retirement Income Service Center and request current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

MASSMUTUAL TRANSITIONS SELECTSM

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2009, for the individual deferred variable annuity contract which is referred to herein.

For a copy of the prospectus call 1-800-272-2216 or write: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

1

COMPANY

In this Statement of Additional Information, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and programs and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by MassMutual as custodian of Massachusetts Mutual Variable Annuity Separate Account 4 (the “Separate Account”).

ASSIGNMENT OF CONTRACT

In certain states, the contract cannot be assigned without MassMutual’s approval. MassMutual will refuse or accept any request to assign this contract on a non-discriminatory basis. Please refer to your contract.

MassMutual will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and MassMutual receives the original or a true copy thereof at its Retirement Income Service Center. MassMutual assumes no responsibility for the validity of any assignment.

For qualified contracts, the following exceptions and provisions should be noted:

(1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the owner given during the annuitant’s lifetime and received in good order by MassMutual at its Retirement Income Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a contract is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which the assignee is entitled, and to pay any balance of such value in one sum to the owner, regardless of any payment options which the owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. Any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

(3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a); and

(4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

2

DISTRIBUTION

The contracts are sold by both registered representatives of MML Investors Services, Inc. (MMLISI), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual and the separate account, MMLISI serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

Commissions for sales of the contract by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives and were as follows for the last three calendar years:

2006	2007	2008
$21,713,420	$26,426,474	$40,628,479

Commissions for sales of the contract by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers and were as follows for the last three calendar years:

2006	2007	2008
$3,342,425	$2,443,151	$7,766,903

MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the contracts. Compensation amounts for the last three calendar years were as follows:

MMLISI

2006	2007	2008
$3,556,167	$4,981,620	$6,508,621

MML Distributors

2006	2007	2008
$526,724	$539,345	$870,443

The offering is on a continuous basis.

PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to Contract Owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus for the contract. The contract does not offer any special purchase plan or exchange program not discussed in the prospectus. (For a discussion of instances when sales charges will be waived, see the Contingent Deferred Sales Charge section of the prospectus.)

3

ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. MassMutual will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at the Retirement Income Service Center.

The accumulation unit value for each sub-account was set on the date such sub-account became operative. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (“business day”) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the sub-account.

B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day.

C is the cumulative charge for the insurance charges. The accumulation unit value may increase or decrease from business day to business day.

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the participant in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

See the Transfers and Transfer Programs section in the prospectus for more information about transfers during the income phase.

PAYMENT OF DEATH BENEFIT

MassMutual will require due proof of death before any death benefit is paid. Due proof of death will be:

1.  a certified death certificate;

2.  a certified decree of a court of competent jurisdiction as to the finding of death; or

3.  any other proof satisfactory to MassMutual.

4

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1.  to the primary beneficiary(ies) who survive the owner’s and/or the annuitant’s death, as applicable; or if there are none

2.  to the contingent beneficiary(ies) who survive the owner’s and/or the annuitant’s death, as applicable; or if there are none

3.  to the estate of the owner.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the owner retains all other contractual rights.

See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the Separate Account. Annuity Payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized and may vary by gender of the annuitant and any joint annuitant. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

1.  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units will remain the same for the life of the contract unless you transfer among investment choices during the income phase or if you elected an annuity option with reduced payments to the survivor and the reduced payments to a survivor commence.

2.  For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3.  The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:

1.  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

2.  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account of the separate account was set on the date such sub-account became operative. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1.  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

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2.  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

FEDERAL TAX MATTERS

General

Note: The following description is based upon MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the

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diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

MassMutual intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the participant with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the participant being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, MassMutual reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

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Contracts Owned by Other than Natural Persons

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

Tax Treatment of Gifts

Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under Section 1041 of the Code.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the owner or joint and last survivor expectancy of the owner and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) plan or a tax-sheltered annuity made after December 31, 1998. Owners should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn, which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 14, 1982, will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

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With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/ 2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser for more specific information.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Owners and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee V . Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by MassMutual in connection with qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.  Tax Sheltered Annuities

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA.

The withdrawal of elective deferrals and earnings thereon can only be made if the TSA plan is terminated or when an employee: (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”).

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Purchasers of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.  Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pensions (SEPs). Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. However, the Code places limitations and restrictions on SEPs including: employer eligibility, amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with SEPs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Section 408(p) provides for certain small employers to establish a Savings Incentive Match Plan for Employees (SIMPLE) IRA. SIMPLE IRA plans permit employees to make elective contributions only through a qualified salary reduction agreement. Employers can make contributions to the plan through either matching contributions or non-elective contributions. The Code places limitations and restrictions on SIMPLE IRAs including: employer eligibility, amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with SIMPLE IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are limited to $5,000 for the 2009 tax year. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to

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limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $105,000 and $120,000 in the case of single taxpayers, between $166,000 and $176,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $5,000 annual limitation applies to all of a taxpayer’s 2009 IRA contributions, including Roth IRA and non-Roth IRA, except in the case of those individuals age 50 or over, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.  Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), and 408 (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner

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or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the participant or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the participant or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code; and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is (i) any addition to the account balance other than gains or losses, (ii) any nontaxable transfer of a portion of the account balance to another retirement plan, or (iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the participant. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse and is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed on the amount not distributed.

The regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, 403(b) Tax-Sheltered Annuity or tax-qualified retirement plan with an annuity contract. During the accumulation phase of an annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount.

The actuarial value discussed above can be disregarded if the sum of the dollar amount credited to the owner or beneficiary and the actuarial present value of the additional benefits is no more than 120% of the dollar amount credited to the owner or beneficiary and the contract provides only the following benefits:

i.  Additional benefits that, in the case of a distribution, are reduced by an amount sufficient to ensure that the ratio of such sum to the dollar amount credited does not increase as a result of the distribution (i.e., benefits that are reduced proportionately upon withdrawal), and

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ii.  An additional benefit that is the right to receive a final payment upon death that does not exceed the excess of premiums paid less the amount of prior distributions.

If the only additional benefit provided under the contract falls within (ii), above, it can be disregarded for purposes of calculating a required minimum distribution. A required minimum distribution from an annuity contract calculated for 2004 or 2005 will not fail to satisfy Code section 401(a)(9) provided the payments satisfy Code section 401(a)(9) based on a reasonable and good faith interpretation of its provisions. Please consult a tax adviser to determine if and how this requirement may impact your specific circumstances.

Other Tax Issues

While no attempt is being made to discuss the federal estate tax implications of the contract you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor or tax advisor for more information.

Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

The IRS has concluded that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States federal income tax.

EXPERTS

The financial statements of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2008 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company “the Company” as of December 31, 2008 and 2007, and for each of the years in the three-year period ended December 31, 2008, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 20, 2009 includes explanatory language that states that the Company changed its method of accounting for other-than-temporary impairments of structured securities as of July 1, 2008. In addition, that report includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, (“statutory accounting practices”) which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the Company’s statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

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Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Contract Owners of Massachusetts Mutual Variable Annuity Separate Account 4:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Annuity Separate Account 4 (comprised of the sub-accounts listed in Note 2) (collectively, “the Account”) as of December 31, 2008, and the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2008, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

February 26, 2009

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

	AIM V.I. Financial Services Sub-Account	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	ING Global Real Estate Sub-Account	MML Aggressive Allocation Sub-Account
	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)	(Initial Class)	(Service Class 2)		(Initial Class)

ASSETS
Investments
Number of shares	618,238	51,945	788,438	24,579	491,657	7,704	16,443,103	461,102	859,399	3,669,440

Identified cost	$5,920,357	$246,192	$13,696,088	$356,102	$6,219,823	$69,229	$470,149,231	$7,179,753	$9,702,310	$32,870,726

Value	$2,547,140	$211,936	$9,831,824	$301,333	$4,120,082	$63,638	$253,059,354	$6,981,090	$6,093,138	$22,567,056
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	85,705	14,152	-	-	18,664	2,212	5,729,022	79,113	61,857	-

Total assets	2,632,845	226,088	9,831,824	301,333	4,138,746	65,850	258,788,376	7,060,203	6,154,995	22,567,056

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	-	64	-	1,764	-	14	-
Payable to Massachusetts Mutual Life Insurance Company	-	-	15,694	3,610	-	-	-	-	-	430

Total liabilities	-	-	15,694	3,610	64	-	1,764	-	14	430

NET ASSETS	$2,632,845	$226,088	$9,816,130	$297,723	$4,138,682	$65,850	$258,786,612	$7,060,203	$6,154,981	$22,566,626

Net Assets:
Accumulation units - value	$2,632,845	$226,088	$9,805,619	$297,723	$4,134,938	$65,850	$258,246,568	$7,060,203	$6,150,254	$22,566,626
Contracts in payout (annuitization) period	-	-	10,511	-	3,744	-	540,044	-	4,727	-

Net assets	$2,632,845	$226,088	$9,816,130	$297,723	$4,138,682	$65,850	$258,786,612	$7,060,203	$6,154,981	$22,566,626

Outstanding units
Contract owners	617,018	57,346	1,027,818	32,318	849,743	9,427	25,936,847	745,572	863,923	3,319,438

UNIT VALUE
Panorama Premier	$4.71	$-	$9.30	$-	$1.77	$-	$13.24	$-	$7.10	$6.79
Panorama Passage® (Note 1)
Tier 1	4.67	-	9.23	-	1.76	-	10.01	-	7.08	6.78
Tier 2	4.63	-	9.15	-	1.74	-	9.92	-	7.05	6.77
MassMutual Artistry	4.17	-	8.18	-	1.70	-	8.76	-	7.14	6.80
MassMutual Transitions® (Note 1)
Custom Plan	4.34	-	9.85	-	6.48	-	10.81	-	7.18	6.82
Package Plan I	4.34	-	9.85	-	6.48	-	10.81	-	7.18	6.82
Package Plan II	4.24	-	9.62	-	6.34	-	10.56	-	7.12	6.80
Package Plan III	4.18	-	9.47	-	6.23	-	10.39	-	7.07	6.78
MassMutual EvolutionSM (Note 1)
Tier 1	3.66	-	8.53	-	6.29	-	9.02	-	7.07	6.78
Tier 2	3.59	-	8.37	-	6.17	-	8.85	-	6.99	6.75
Tier 3	3.55	-	8.27	-	6.10	-	8.74	-	6.94	6.74
Tier 4	3.58	-	8.35	-	6.16	-	8.84	-	6.99	6.75
Tier 5	3.51	-	8.19	-	6.04	-	8.67	-	6.92	6.73
Tier 6	3.47	-	8.10	-	5.97	-	8.56	-	6.87	6.71
Tier 7	3.58	-	8.35	-	6.15	-	8.83	-	6.98	6.75
Tier 8	3.51	-	8.18	-	6.03	-	8.65	-	6.90	6.72
Tier 9	3.66	-	8.53	-	6.29	-	9.02	-	7.07	6.78
Tier 10	3.58	-	8.35	-	6.16	-	8.84	-	6.99	6.75
Tier 11	-	3.57	-	8.34	-	6.14	-	8.81	6.97	-
Tier 12	-	3.65	-	8.52	-	6.27	-	9.01	7.06	-
Tier 13	-	3.50	-	8.16	-	6.01	-	8.63	6.90	-
Tier 14	-	3.65	-	8.51	-	6.26	-	9.00	7.05	-
MassMutual RetireEase SelectSM
Tier 1	2.95	-	7.16	-	5.59	-	6.09	-	5.84	-
Tier 2	2.97	-	7.22	-	5.63	-	6.14	-	5.89	-
MassMutual Transitions SelectSM
Tier 1	4.08	-	9.59	-	8.01	-	9.81	-	7.14	6.81
Tier 2	-	4.07	-	9.58	-	7.99	-	9.79	7.14	-
MassMutual Equity EdgeSM (Note 1)
Tier 1	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Large Cap Growth Sub-Account	MML AllianceBernstein Large Cap Growth Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Funds Core Allocation Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)

ASSETS
Investments
Number of shares	631,303	2,763,407	24,638	23,785,669	290,442	4,958,168	84,748	27,455,233	323,292	8,723,963

Identified cost	$3,783,026	$27,469,763	$161,480	$227,666,425	$1,439,150	$50,171,215	$545,932	$279,321,397	$2,153,438	$66,922,905

Value	$3,876,199	$18,542,458	$165,319	$123,923,336	$1,513,204	$33,120,561	$566,118	$190,264,769	$2,237,183	$67,610,714
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	7,167	15,991	2,364	9,693,648	-	15,131	10,603	-	-	165,070

Total assets	3,883,366	18,558,449	167,683	133,616,984	1,513,204	33,135,692	576,721	190,264,769	2,237,183	67,775,784

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	654	-	-	-	1,241	-	-
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	43,398	-	-	1,183,528	35,486	-

Total liabilities	-	-	-	654	43,398	-	-	1,184,769	35,486	-

NET ASSETS	$3,883,366	$18,558,449	$167,683	$133,616,330	$1,469,806	$33,135,692	$576,721	$189,080,000	$2,201,697	$67,775,784

Net Assets:
Accumulation units - value	$3,883,366	$18,535,529	$167,683	$133,241,529	$1,469,806	$33,107,688	$576,721	$188,594,032	$2,201,697	$67,775,784
Contracts in payout (annuitization) period	-	22,920	-	374,801	-	28,004	-	485,968	-	-

Net assets	$3,883,366	$18,558,449	$167,683	$133,616,330	$1,469,806	$33,135,692	$576,721	$189,080,000	$2,201,697	$67,775,784

Outstanding units
Contract owners	572,174	2,631,117	23,276	17,446,395	200,475	3,684,119	69,345	19,222,109	234,477	8,623,743

UNIT VALUE
Panorama Premier	$-	$5.48	$-	$10.01	$-	$9.76	$-	$12.51	$-	$-
Panorama Passage® (Note 1)
Tier 1	-	5.59	-	9.96	-	7.59	-	13.39	-	-
Tier 2	-	5.54	-	9.87	-	7.52	-	13.27	-	-
MassMutual Artistry	-	4.40	-	10.14	-	6.95	-	13.81	-	-
MassMutual Transitions® (Note 1)
Custom Plan	-	7.43	-	10.27	-	9.08	-	10.85	-	-
Package Plan I	-	7.43	-	10.27	-	9.08	-	10.85	-	-
Package Plan II	-	7.26	-	10.07	-	8.87	-	10.60	-	-
Package Plan III	-	7.15	-	9.93	-	8.73	-	10.43	-	-
MassMutual EvolutionSM (Note 1)
Tier 1	-	6.76	-	7.13	-	7.90	-	9.12	-	7.85
Tier 2	-	6.64	-	6.99	-	7.75	-	8.95	-	7.84
Tier 3	-	6.56	-	6.91	-	7.65	-	8.84	-	7.84
Tier 4	-	6.62	-	6.98	-	7.73	-	8.93	-	7.84
Tier 5	-	6.50	-	6.84	-	7.59	-	8.76	-	7.83
Tier 6	-	6.42	-	6.76	-	7.50	-	8.66	-	7.83
Tier 7	-	6.62	-	6.97	-	7.73	-	8.93	-	7.84
Tier 8	-	6.48	-	6.83	-	7.57	-	8.74	-	7.83
Tier 9	-	6.76	-	7.13	-	7.90	-	9.12	-	7.85
Tier 10	-	6.62	-	6.98	-	7.73	-	8.93	-	7.84
Tier 11	6.73	-	6.61	-	6.97	-	7.72	-	8.91	7.84
Tier 12	6.76	-	6.75	-	7.12	-	7.89	-	9.10	7.85
Tier 13	6.71	-	6.47	-	6.82	-	7.56	-	8.72	7.83
Tier 14	6.76	-	6.74	-	7.11	-	7.88	-	9.09	7.84
MassMutual RetireEase SelectSM
Tier 1	-	6.07	-	4.80	-	5.76	-	6.49	-	-
Tier 2	-	6.12	-	4.84	-	5.80	-	6.54	-	-
MassMutual Transitions SelectSM
Tier 1	-	8.01	-	7.46	-	8.52	-	9.58	-	7.86
Tier 2	6.79	-	8.00	-	7.46	-	8.52	-	9.56	7.86
MassMutual Equity EdgeSM (Note 1)
Tier 1	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	MML American Funds Growth Sub-Account	MML American Funds International Sub-Account	MML Babson Blend Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Managed Bond Sub-Account

			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
ASSETS
Investments
Number of shares	929,800	921,632	3,054,239	120,307	1,422,358	16,212	27,251,305	618,565	19,567,169	652,045

Identified cost	$5,954,510	$6,222,066	$49,650,144	$1,580,731	$14,610,708	$100,469	$284,433,299	$5,767,353	$238,538,725	$7,652,192

Value	$5,913,530	$6,377,693	$40,350,748	$1,588,429	$8,774,297	$99,885	$259,432,425	$5,882,558	$234,430,865	$7,807,778
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	71,909	-	-	5,093	5,394	127	-	-	-	-

Total assets	5,985,439	6,377,693	40,350,748	1,593,522	8,779,691	100,012	259,432,425	5,882,558	234,430,865	7,807,778

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	-	-	-	4,783	-	5,088	-
Payable to Massachusetts Mutual Life Insurance Company	-	73,609	68,712	-	-	-	27,944,501	30,357	22,386,955	41,987

Total liabilities	-	73,609	68,712	-	-	-	27,949,284	30,357	22,392,043	41,987

NET ASSETS	$5,985,439	$6,304,084	$40,282,036	$1,593,522	$8,779,691	$100,012	$231,483,141	$5,852,201	$212,038,822	$7,765,791

Net Assets:
Accumulation units - value	$5,985,439	$6,304,084	$40,263,261	$1,593,522	$8,779,691	$100,012	$230,602,779	$5,852,201	$211,234,819	$7,765,791
Contracts in payout (annuitization) period	-	-	18,775	-	-	-	880,362	-	804,003	-

Net assets	$5,985,439	$6,304,084	$40,282,036	$1,593,522	$8,779,691	$100,012	$231,483,141	$5,852,201	$212,038,822	$7,765,791

Outstanding units
Contract owners	894,237	867,576	4,181,157	164,516	1,038,617	12,002	22,428,025	575,255	18,054,059	691,938

UNIT VALUE
Panorama Premier	$-	$-	$8.46	$-	$7.36	$-	$10.84	$-	$-	$-
Panorama Passage® (Note 1)
Tier 1	-	-	9.03	-	7.31	-	10.78	-	14.64	-
Tier 2	-	-	8.95	-	7.24	-	10.68	-	14.51	-
MassMutual Artistry	-	-	9.10	-	10.13	-	10.97	-	14.31	-
MassMutual Transitions® (Note 1)
Custom Plan	-	-	10.50	-	8.78	-	11.12	-	12.84	-
Package Plan I	-	-	10.50	-	8.78	-	11.12	-	12.84	-
Package Plan II	-	-	10.26	-	8.58	-	10.90	-	12.55	-
Package Plan III	-	-	10.10	-	8.44	-	10.74	-	12.34	-
MassMutual EvolutionSM (Note 1)
Tier 1	6.69	7.26	9.32	-	7.88	-	10.07	-	11.08	-
Tier 2	6.68	7.26	9.14	-	7.73	-	9.88	-	10.87	-
Tier 3	6.68	7.25	9.03	-	7.63	-	9.76	-	10.74	-
Tier 4	6.68	7.26	9.12	-	7.72	-	9.87	-	10.85	-
Tier 5	6.67	7.25	8.95	-	7.57	-	9.68	-	10.64	-
Tier 6	6.67	7.24	8.84	-	7.48	-	9.56	-	10.52	-
Tier 7	6.68	7.25	9.12	-	7.71	-	9.86	-	10.84	-
Tier 8	6.67	7.24	8.93	-	7.55	-	9.65	-	10.62	-
Tier 9	6.69	7.26	9.32	-	7.88	-	10.07	-	11.08	-
Tier 10	6.68	7.26	9.12	-	7.72	-	9.87	-	10.85	-
Tier 11	6.68	7.25	-	9.10	-	7.69	-	9.84	-	10.83
Tier 12	6.69	7.26	-	9.30	-	7.86	-	10.06	-	11.07
Tier 13	6.67	7.24	-	8.91	-	7.53	-	9.64	-	10.61
Tier 14	6.68	7.25	-	9.29	-	7.85	-	10.04	-	11.05
MassMutual RetireEase SelectSM
Tier 1	-	-	7.55	-	5.93	-	9.93	-	10.53	-
Tier 2	-	-	7.61	-	5.98	-	10.01	-	10.62	-
MassMutual Transitions SelectSM
Tier 1	6.70	7.27	9.90	-	8.63	-	10.26	-	11.33	-
Tier 2	6.70	7.27	-	9.89	-	8.62	-	10.25	-	11.32
MassMutual Equity EdgeSM (Note 1)
Tier 1	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Baring China Sub-Account	MML Baring Strategic Emerging Markets Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account

	(Initial Class)	(Service Class)		(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
ASSETS
Investments
Number of shares	11,384,698	6,433,720	31,523	87,884	13,426,702	240,954	16,508,092	209,824	6,264,874	4,664,300

Identified cost	$107,602,181	$48,394,767	$215,350	$556,520	$134,483,811	$1,660,043	$164,129,277	$1,228,977	$58,699,342	$37,114,092

Value	$86,409,855	$48,831,937	$236,107	$580,917	$92,644,243	$1,662,582	$96,902,500	$1,229,566	$51,058,721	$37,967,406
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	399,687	-	-	-	18,287	63,047	20,808	-	407,357

Total assets	86,409,855	49,231,624	236,107	580,917	92,644,243	1,680,869	96,965,547	1,250,374	51,058,721	38,374,763

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	-	6,429	-	4,649	-	-	-
Payable to Massachusetts Mutual Life Insurance Company	1,899	-	20,237	10,918	195,557	-	-	-	10,672	-

Total liabilities	1,899	-	20,237	10,918	201,986	-	4,649	-	10,672	-

NET ASSETS	$86,407,956	$49,231,624	$215,870	$569,999	$92,442,257	$1,680,869	$96,960,898	$1,250,374	$51,048,049	$38,374,763

Net Assets:
Accumulation units - value	$86,407,956	$49,231,624	$215,870	$569,999	$92,123,790	$1,680,869	$96,762,726	$1,250,374	$51,048,049	$38,374,763
Contracts in payout (annuitization) period	-	-	-	-	318,467	-	198,172	-	-	-

Net assets	$86,407,956	$49,231,624	$215,870	$569,999	$92,442,257	$1,680,869	$96,960,898	$1,250,374	$51,048,049	$38,374,763

Outstanding units
Contract owners	11,075,892	6,309,736	27,269	82,505	9,350,547	193,981	11,177,713	177,810	6,211,453	4,682,785

UNIT VALUE
Panorama Premier	$7.79	$-	$-	$-	$10.20	$-	$8.97	$-	$8.21	$-
Panorama Passage® (Note 1)
Tier 1	7.79	-	-	-	10.15	-	8.92	-	8.20	-
Tier 2	7.78	-	-	-	10.06	-	8.84	-	8.19	-
MassMutual Artistry	7.81	-	-	-	10.33	-	9.08	-	8.22	-
MassMutual Transitions® (Note 1)
Custom Plan	7.83	-	-	-	10.47	-	9.20	-	8.24	-
Package Plan I	7.83	-	-	-	10.47	-	9.20	-	8.24	-
Package Plan II	7.80	-	-	-	10.26	-	9.02	-	8.22	-
Package Plan III	7.78	-	-	-	10.12	-	8.89	-	8.20	-
MassMutual EvolutionSM (Note 1)
Tier 1	7.78	-	7.91	6.91	8.43	-	6.79	-	8.20	-
Tier 2	7.75	-	7.90	6.90	8.27	-	6.66	-	8.17	-
Tier 3	7.74	-	7.89	6.89	8.17	-	6.58	-	8.15	-
Tier 4	7.75	-	7.90	6.90	8.25	-	6.65	-	8.17	-
Tier 5	7.73	-	7.89	6.89	8.10	-	6.52	-	8.13	-
Tier 6	7.71	-	7.88	6.88	8.00	-	6.44	-	8.12	-
Tier 7	7.75	-	7.90	6.90	8.25	-	6.65	-	8.16	-
Tier 8	7.72	-	7.89	6.89	8.08	-	6.51	-	8.13	-
Tier 9	7.78	-	7.91	6.91	8.43	-	6.79	-	8.20	-
Tier 10	7.75	-	7.90	6.90	8.25	-	6.65	-	8.17	-
Tier 11	-	7.74	7.89	6.89	-	8.24	-	6.63	-	8.13
Tier 12	-	7.78	7.90	6.90	-	8.42	-	6.78	-	8.17
Tier 13	-	7.71	7.88	6.88	-	8.07	-	6.49	-	8.10
Tier 14	-	7.77	7.89	6.89	-	8.41	-	6.77	-	8.16
MassMutual RetireEase SelectSM
Tier 1	-	-	-	-	6.53	-	5.45	-	-	-
Tier 2	-	-	-	-	6.58	-	5.49	-	-	-
MassMutual Transitions SelectSM
Tier 1	7.81	-	7.92	6.91	8.97	-	7.40	-	8.23	-
Tier 2	-	7.81	7.92	6.91	-	8.97	-	7.39	-	8.21
MassMutual Equity EdgeSM (Note 1)
Tier 1	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	MML Davis Large Cap Value Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account

	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)	(Initial Class)	(Service Class)	(Class I)	(Class II)
ASSETS
Investments
Number of shares	17,344,778	583,095	1,270,481	26,847	2,657,707	35,488	52,451,744	27,432,605	2,246,993	791,582

Identified cost	$208,377,030	$4,801,701	$8,104,892	$124,658	$43,228,398	$402,998	$481,367,152	$181,655,633	$22,314,354	$7,896,629

Value	$138,991,427	$4,668,529	$5,466,241	$115,407	$30,111,823	$401,723	$349,328,614	$182,701,153	$9,999,120	$3,530,454
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	6,797,408	85,289	36,182	1,179	12,108	6,322	295,607	1,738,275	550,036	-

Total assets	145,788,835	4,753,818	5,502,423	116,586	30,123,931	408,045	349,624,221	184,439,428	10,549,156	3,530,454

LIABILITIES
Annuitant mortality fluctuation reserve	1,119	-	-	-	-	-	-	-	-	-
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	1,185

Total liabilities	1,119	-	-	-	-	-	-	-	-	1,185

NET ASSETS	$145,787,716	$4,753,818	$5,502,423	$116,586	$30,123,931	$408,045	$349,624,221	$184,439,428	$10,549,156	$3,529,269

Net Assets:
Accumulation units - value	$145,354,815	$4,753,818	$5,498,722	$116,586	$30,051,294	$408,045	$349,624,221	$184,439,428	$10,532,867	$3,529,269
Contracts in payout (annuitization) period	432,901	-	3,701	-	72,637	-	-	-	16,289	-

Net assets	$145,787,716	$4,753,818	$5,502,423	$116,586	$30,123,931	$408,045	$349,624,221	$184,439,428	$10,549,156	$3,529,269

Outstanding units
Contract owners	17,664,795	591,454	731,482	14,572	4,061,967	49,517	48,848,116	25,762,735	1,691,319	683,872

UNIT VALUE
Panorama Premier	$7.48	$-	$3.81	$-	$6.59	$-	$7.15	$-	$-	$5.26
Panorama Passage® (Note 1)
Tier 1	7.42	-	3.78	-	6.91	-	7.15	-	-	5.28
Tier 2	7.36	-	3.74	-	6.84	-	7.14	-	-	5.23
MassMutual Artistry	7.56	-	3.90	-	6.11	-	7.17	-	-	3.90
MassMutual Transitions® (Note 1)
Custom Plan	9.23	-	8.19	-	8.72	-	7.18	-	6.44	-
Package Plan I	9.23	-	8.19	-	8.72	-	7.18	-	6.44	-
Package Plan II	9.02	-	8.00	-	8.52	-	7.16	-	6.29	-
Package Plan III	8.88	-	7.87	-	8.38	-	7.14	-	6.19	-
MassMutual EvolutionSM (Note 1)
Tier 1	7.71	-	7.27	-	7.80	-	7.14	-	5.72	-
Tier 2	7.56	-	7.14	-	7.65	-	7.12	-	5.61	-
Tier 3	7.47	-	7.05	-	7.56	-	7.10	-	5.54	-
Tier 4	7.55	-	7.12	-	7.64	-	7.12	-	5.60	-
Tier 5	7.41	-	6.99	-	7.49	-	7.09	-	5.49	-
Tier 6	7.32	-	6.90	-	7.40	-	7.07	-	5.43	-
Tier 7	7.55	-	7.12	-	7.63	-	7.11	-	5.60	-
Tier 8	7.39	-	6.97	-	7.47	-	7.08	-	5.48	-
Tier 9	7.71	-	7.27	-	7.80	-	7.14	-	5.72	-
Tier 10	7.55	-	7.12	-	7.64	-	7.12	-	5.60	-
Tier 11	-	7.54	-	7.11	-	7.62	-	7.10	-	-
Tier 12	-	7.70	-	7.26	-	7.79	-	7.14	-	-
Tier 13	-	7.38	-	6.96	-	7.46	-	7.08	-	-
Tier 14	-	7.69	-	7.26	-	7.78	-	7.13	-	-
MassMutual RetireEase SelectSM
Tier 1	5.75	-	6.08	-	5.96	-	-	-	4.02	-
Tier 2	5.80	-	6.13	-	6.00	-	-	-	4.05	-
MassMutual Transitions SelectSM
Tier 1	8.37	-	8.99	-	8.51	-	7.17	-	6.25	-
Tier 2	-	8.36	-	8.99	-	8.50	-	7.17	-	-
MassMutual Equity EdgeSM (Note 1)
Tier 1	-	-	-	-	6.92	-	-	-	-	-
Tier 2	-	-	-	-	6.94	-	-	-	-	-
Tier 3	-	-	-	-	6.98	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	MML Legg Mason Concentrated Growth Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML NASDAQ-100® Sub-Account	MML Neuberger Berman Global Sub-Account	MML Neuberger Berman Global Sub-Account	MML Neuberger Berman Global Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account

	(Service Class I)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Class I)	(Class II)	(Service Class I)	(Initial Class)
ASSETS
Investments
Number of shares	96,136	34,119,122	20,109,824	27,461,119	439,721	59,668	955,882	587,788	34,299	1,800,569

Identified cost	$439,084	$318,983,048	$143,923,557	$27,439,858	$2,011,844	$190,272	$9,369,800	$5,882,597	$192,245	$18,992,205

Value	$427,804	$247,704,827	$145,997,323	$27,441,594	$1,355,362	$183,744	$5,524,998	$3,426,805	$198,932	$10,026,479
Dividends receivable	-	-	-	26,763	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	15,201	-	774,927	11,572	7,849	5,641	61,978	-	-	31,550

Total assets	443,005	247,704,827	146,772,250	27,479,929	1,363,211	189,385	5,586,976	3,426,805	198,932	10,058,029

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	-	-	-	-	-	-	29
Payable to Massachusetts Mutual Life Insurance Company	-	16,027	-	-	-	-	-	1,264	523	-

Total liabilities	-	16,027	-	-	-	-	-	1,264	523	29

NET ASSETS	$443,005	$247,688,800	$146,772,250	$27,479,929	$1,363,211	$189,385	$5,586,976	$3,425,541	$198,409	$10,058,000

Net Assets:
Accumulation units - value	$443,005	$247,688,800	$146,772,250	$26,666,032	$1,357,808	$189,385	$5,577,803	$3,425,541	$198,409	$10,054,017
Contracts in payout (annuitization) period	-	-	-	813,897	5,403	-	9,173	-	-	3,983

Net assets	$443,005	$247,688,800	$146,772,250	$27,479,929	$1,363,211	$189,385	$5,586,976	$3,425,541	$198,409	$10,058,000

Outstanding units
Contract owners	73,912	32,599,863	19,326,586	2,726,908	232,935	22,113	822,913	619,177	29,513	1,203,661

UNIT VALUE
Panorama Premier	$-	$7.59	$-	$10.05	$2.77	$-	$-	$5.62	$-	$10.22
Panorama Passage® (Note 1)
Tier 1	-	7.58	-	10.05	2.75	-	-	5.50	-	9.30
Tier 2	-	7.57	-	10.03	2.72	-	-	5.45	-	9.22
MassMutual Artistry	-	7.61	-	10.07	2.83	-	-	3.93	-	8.68
MassMutual Transitions® (Note 1)
Custom Plan	-	7.62	-	10.10	-	-	6.67	-	-	8.20
Package Plan I	-	7.62	-	10.10	-	-	6.67	-	-	8.20
Package Plan II	-	7.60	-	10.06	-	-	6.52	-	-	8.01
Package Plan III	-	7.58	-	10.04	-	-	6.41	-	-	7.88
MassMutual EvolutionSM (Note 1)
Tier 1	-	7.58	-	10.04	7.53	-	6.37	-	-	6.94
Tier 2	-	7.55	-	10.00	7.38	-	6.25	-	-	6.81
Tier 3	-	7.53	-	9.98	7.29	-	6.17	-	-	6.72
Tier 4	-	7.55	-	10.00	7.37	-	6.24	-	-	6.79
Tier 5	-	7.52	-	9.96	7.23	-	6.12	-	-	6.66
Tier 6	-	7.50	-	9.94	7.14	-	6.04	-	-	6.58
Tier 7	-	7.54	-	9.99	7.37	-	6.23	-	-	6.79
Tier 8	-	7.52	-	9.96	7.21	-	6.10	-	-	6.65
Tier 9	-	7.58	-	10.04	7.53	-	6.37	-	-	6.94
Tier 10	-	7.55	-	10.00	7.37	-	6.24	-	-	6.79
Tier 11	5.59	-	7.54	9.99	-	7.35	-	-	6.25	-
Tier 12	5.71	-	7.57	10.03	-	7.51	-	-	6.39	-
Tier 13	5.47	-	7.51	9.95	-	7.20	-	-	6.12	-
Tier 14	5.70	-	7.57	10.02	-	7.51	-	-	6.38	-
MassMutual RetireEase SelectSM
Tier 1	-	-	-	-	6.21	-	5.22	-	-	5.36
Tier 2	-	-	-	10.28	6.26	-	5.26	-	-	5.41
MassMutual Transitions SelectSM
Tier 1	-	7.61	-	10.08	8.66	-	7.39	-	-	7.79
Tier 2	6.24	-	7.61	10.08	-	8.65	-	-	7.42	-
MassMutual Equity EdgeSM (Note 1)
Tier 1	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account	MML Small Cap Index Sub-Account	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account

	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)
ASSETS
Investments
Number of shares	47,600	2,841,199	55,112	1,439,442	124,765	3,443,397	173,797	3,864,312	253,569	29,542,640

Identified cost	$251,664	$38,810,618	$360,103	$34,255,955	$1,674,291	$33,927,173	$1,101,010	$39,253,894	$1,753,987	$308,528,500

Value	$264,290	$18,886,421	$366,247	$19,646,595	$1,701,438	$22,347,647	$1,126,207	$26,393,249	$1,731,873	$201,480,807
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	45,539	82,947	-	206,603	164,467	41,163	-	218,103	20,522	3,832,923

Total assets	309,829	18,969,368	366,247	19,853,198	1,865,905	22,388,810	1,126,207	26,611,352	1,752,395	205,313,730

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	185	-	188	-	381	-	1,540
Payable to Massachusetts Mutual Life Insurance Company	-	-	546	-	-	-	9,769	-	-	-

Total liabilities	-	-	546	185	-	188	9,769	381	-	1,540

NET ASSETS	$309,829	$18,969,368	$365,701	$19,853,013	$1,865,905	$22,388,622	$1,116,438	$26,610,971	$1,752,395	$205,312,190

Net Assets:
Accumulation units - value	$309,829	$18,941,933	$365,701	$19,741,693	$1,865,905	$22,367,684	$1,116,438	$26,559,665	$1,752,395	$204,780,386
Contracts in payout (annuitization) period	-	27,435	-	111,320	-	20,938	-	51,306	-	531,804

Net assets	$309,829	$18,969,368	$365,701	$19,853,013	$1,865,905	$22,388,622	$1,116,438	$26,610,971	$1,752,395	$205,312,190

Outstanding units
Contract owners	42,842	2,025,270	46,813	2,617,984	236,715	2,192,914	122,689	3,277,940	226,792	23,235,394

UNIT VALUE
Panorama Premier	$-	$11.14	$-	$6.01	$-	$11.32	$-	$9.12	$-	$10.68
Panorama Passage® (Note 1)
Tier 1	-	11.07	-	6.74	-	11.45	-	9.07	-	10.63
Tier 2	-	10.97	-	6.68	-	11.35	-	8.99	-	10.53
MassMutual Artistry	-	10.98	-	7.01	-	9.76	-	9.23	-	10.82
MassMutual Transitions® (Note 1)
Custom Plan	-	9.97	-	8.59	-	10.44	-	8.23	-	9.37
Package Plan I	-	9.97	-	8.59	-	10.44	-	8.23	-	9.37
Package Plan II	-	9.74	-	8.40	-	10.20	-	8.05	-	9.15
Package Plan III	-	9.58	-	8.26	-	10.03	-	7.91	-	9.00
MassMutual EvolutionSM (Note 1)
Tier 1	-	7.52	-	7.60	-	8.37	-	7.27	-	8.31
Tier 2	-	7.37	-	7.46	-	8.21	-	7.13	-	8.15
Tier 3	-	7.29	-	7.37	-	8.11	-	7.04	-	8.05
Tier 4	-	7.36	-	7.45	-	8.19	-	7.12	-	8.13
Tier 5	-	7.22	-	7.30	-	8.04	-	6.98	-	7.98
Tier 6	-	7.14	-	7.22	-	7.94	-	6.90	-	7.88
Tier 7	-	7.36	-	7.44	-	8.19	-	7.11	-	8.13
Tier 8	-	7.21	-	7.29	-	8.02	-	6.96	-	7.96
Tier 9	-	7.52	-	7.60	-	8.37	-	7.27	-	8.31
Tier 10	-	7.36	-	7.45	-	8.19	-	7.12	-	8.13
Tier 11	6.77	-	7.35	-	7.43	-	8.17	-	7.11	-
Tier 12	6.92	-	7.51	-	7.59	-	8.35	-	7.26	-
Tier 13	6.63	-	7.20	-	7.28	-	8.00	-	6.96	-
Tier 14	6.91	-	7.50	-	7.58	-	8.34	-	7.25	-
MassMutual RetireEase SelectSM
Tier 1	-	5.18	-	5.28	-	6.09	-	5.78	-	5.92
Tier 2	-	5.22	-	5.32	-	6.14	-	5.83	-	5.96
MassMutual Transitions SelectSM
Tier 1	-	8.39	-	8.07	-	9.62	-	8.13	-	8.83
Tier 2	7.77	-	8.38	-	8.06	-	9.61	-	8.13	-
MassMutual Equity EdgeSM (Note 1)
Tier 1	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account

	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Non-Service)
ASSETS
Investments
Number of shares	902,701	918,691	76,568	9,378,613	557,716	26,694,160	229,505	11,071,429	74,289	3,175,417

Identified cost	$6,187,988	$6,191,621	$324,926	$95,636,258	$3,601,105	$285,538,716	$1,605,229	$174,020,276	$748,374	$50,010,454

Value	$6,156,422	$4,032,480	$335,792	$61,617,486	$3,664,197	$188,994,653	$1,622,602	$115,813,718	$776,177	$26,832,273
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	78,162	64,407	1,515	470,552	30,712	-	-	3,568,092	-	165,719

Total assets	6,234,584	4,096,887	337,307	62,088,038	3,694,909	188,994,653	1,622,602	119,381,810	776,177	26,997,992
LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	114	-	1,334	-	1,251	-	38
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	1,078,898	19,031	-	11,349	-

Total liabilities	-	-	-	114	-	1,080,232	19,031	1,251	11,349	38

NET ASSETS	$6,234,584	$4,096,887	$337,307	$62,087,924	$3,694,909	$187,914,421	$1,603,571	$119,380,559	$764,828	$26,997,954

Net Assets:
Accumulation units - value	$6,234,584	$4,096,887	$337,307	$62,028,981	$3,694,909	$187,354,719	$1,603,571	$119,025,331	$764,828	$26,931,347
Contracts in payout (annuitization) period	-	-	-	58,943	-	559,702	-	355,228	-	66,607

Net assets	$6,234,584	$4,096,887	$337,307	$62,087,924	$3,694,909	$187,914,421	$1,603,571	$119,380,559	$764,828	$26,997,954

Outstanding units
Contract owners	724,818	690,900	53,022	6,289,103	543,782	18,915,363	163,548	12,830,293	83,402	3,545,206

UNIT VALUE
Panorama Premier	$-	$4.68	$-	$16.53	$-	$9.25	$-	$11.12	$-	$7.60
Panorama Passage® (Note 1)
Tier 1	-	4.57	-	12.37	-	9.41	-	9.92	-	7.54
Tier 2	-	4.53	-	12.26	-	9.32	-	9.83	-	7.47
MassMutual Artistry	-	3.44	-	9.64	-	8.52	-	6.85	-	7.50
MassMutual Transitions® (Note 1)
Custom Plan	-	6.21	-	10.61	-	10.40	-	10.35	-	7.99
Package Plan I	-	6.21	-	10.61	-	10.40	-	10.35	-	7.99
Package Plan II	-	6.07	-	10.37	-	10.16	-	10.12	-	7.81
Package Plan III	-	5.97	-	10.20	-	10.00	-	9.95	-	7.68
MassMutual EvolutionSM (Note 1)
Tier 1	-	5.89	-	6.76	-	9.41	-	8.23	-	6.68
Tier 2	-	5.77	-	6.69	-	9.22	-	8.07	-	6.55
Tier 3	-	5.70	-	6.64	-	9.11	-	7.98	-	6.47
Tier 4	-	5.76	-	6.69	-	9.21	-	8.06	-	6.54
Tier 5	-	5.65	-	6.61	-	9.03	-	7.91	-	6.41
Tier 6	-	5.59	-	6.57	-	8.93	-	7.81	-	6.34
Tier 7	-	5.76	-	6.67	-	9.20	-	8.05	-	6.53
Tier 8	-	5.64	-	6.60	-	9.01	-	7.89	-	6.40
Tier 9	-	5.89	-	6.76	-	9.41	-	8.23	-	6.68
Tier 10	-	5.76	-	6.69	-	9.21	-	8.06	-	6.54
Tier 11	8.12	-	5.75	-	6.67	-	9.18	-	8.04	-
Tier 12	8.30	-	5.88	-	6.75	-	9.39	-	8.22	-
Tier 13	7.95	-	5.64	-	6.60	-	8.99	-	7.87	-
Tier 14	8.29	-	5.87	-	6.74	-	9.37	-	8.21	-
MassMutual RetireEase SelectSM
Tier 1	-	5.50	-	5.97	-	5.86	-	5.93	-	5.38
Tier 2	-	5.55	-	6.02	-	5.91	-	5.98	-	5.42
MassMutual Transitions SelectSM
Tier 1	-	6.68	-	6.83	-	10.13	-	9.60	-	7.16
Tier 2	8.83	-	6.67	-	6.83	-	10.12	-	9.59	-
MassMutual Equity EdgeSM (Note 1)
Tier 1	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account

	(Service)	(Non-Service)	(Service)		(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)
ASSETS
Investments
Number of shares	88,687	7,864,411	35,762	1,100,799	11,075,180	162,892	9,721,472	131,249	37,312,092	1,913,179

Identified cost	$805,245	$311,366,289	$966,309	$11,983,286	$347,731,941	$3,234,144	$69,010,424	$227,896	$66,067,107	$2,336,431

Value	$743,198	$201,879,433	$909,063	$7,100,156	$223,829,390	$3,261,099	$15,359,926	$207,373	$45,147,631	$2,391,473
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	55,057	15,391,582	37,367	-	1,896,641	-	143,188	21,877	526,576	-

Total assets	798,255	217,271,015	946,430	7,100,156	225,726,031	3,261,099	15,503,114	229,250	45,674,207	2,391,473

LIABILITIES
Annuitant mortality fluctuation reserve	-	2,285	-	-	2,358	-	139	-	71	-
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	3,008	-	54,034	-	-	-	38,147

Total liabilities	-	2,285	-	3,008	2,358	54,034	139	-	71	38,147

NET ASSETS	$798,255	$217,268,730	$946,430	$7,097,148	$225,723,673	$3,207,065	$15,502,975	$229,250	$45,674,136	$2,353,326

Net Assets:
Accumulation units - value	$798,255	$216,647,103	$946,430	$7,097,148	$225,222,560	$3,207,065	$15,486,707	$229,250	$45,572,783	$2,353,326
Contracts in payout (annuitization) period	-	621,627	-	-	501,113	-	16,268	-	101,353	-

Net assets	$798,255	$217,268,730	$946,430	$7,097,148	$225,723,673	$3,207,065	$15,502,975	$229,250	$45,674,136	$2,353,326

Outstanding units
Contract owners	116,016	29,848,995	133,311	732,175	22,273,174	335,748	5,585,067	95,173	4,106,872	215,764

UNIT VALUE
Panorama Premier	$-	$7.02	$-	$9.69	$12.56	$-	$2.74	$-	$15.25	$-
Panorama Passage® (Note 1)
Tier 1	-	7.08	-	-	12.50	-	2.74	-	9.91	-
Tier 2	-	7.02	-	-	12.39	-	2.71	-	9.82	-
MassMutual Artistry	-	5.03	-	-	8.50	-	2.79	-	7.13	-
MassMutual Transitions® (Note 1)
Custom Plan	-	7.49	-	-	10.75	-	2.92	-	11.27	-
Package Plan I	-	7.49	-	-	10.75	-	2.92	-	11.27	-
Package Plan II	-	7.32	-	-	10.50	-	2.86	-	11.01	-
Package Plan III	-	7.20	-	-	10.33	-	2.81	-	10.83	-
MassMutual EvolutionSM (Note 1)
Tier 1	-	6.76	-	-	8.90	-	2.38	-	9.98	-
Tier 2	-	6.63	-	-	8.73	-	2.33	-	9.78	-
Tier 3	-	6.55	-	-	8.62	-	2.30	-	9.67	-
Tier 4	-	6.62	-	-	8.71	-	2.33	-	9.77	-
Tier 5	-	6.50	-	-	8.55	-	2.28	-	9.58	-
Tier 6	-	6.42	-	-	8.45	-	2.26	-	9.47	-
Tier 7	-	6.62	-	-	8.71	-	2.33	-	9.76	-
Tier 8	-	6.48	-	-	8.53	-	2.28	-	9.56	-
Tier 9	-	6.76	-	-	8.90	-	2.38	-	9.98	-
Tier 10	-	6.62	-	-	8.71	-	2.33	-	9.77	-
Tier 11	6.52	-	6.61	-	-	8.70	-	2.34	-	9.74
Tier 12	6.67	-	6.75	-	-	8.89	-	2.39	-	9.95
Tier 13	6.39	-	6.47	-	-	8.52	-	2.29	-	9.54
Tier 14	6.66	-	6.74	-	-	8.88	-	2.39	-	9.94
MassMutual RetireEase SelectSM
Tier 1	-	5.59	-	-	5.70	-	1.98	-	5.60	-
Tier 2	-	5.63	-	-	5.74	-	1.99	-	5.65	-
MassMutual Transitions SelectSM
Tier 1	-	7.48	-	-	10.08	-	2.40	-	11.32	-
Tier 2	7.16	-	7.47	-	-	10.07	-	2.41	-	11.30
MassMutual Equity EdgeSM (Note 1)
Tier 1	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO Commodity Real Return Strategy Sub-Account

	(Non-Service)	(Service)	(Non-Service)	(Service)		(Non-Service)	(Service)
ASSETS
Investments
Number of shares	2,574,603	7,815	4,101,940	7,661	78,385,386	71,609,829	2,524,443	454,711	1,104,846	1,333,454

Identified cost	$51,252,706	$111,932	$202,202,387	$219,008	$78,385,386	$372,243,165	$11,462,082	$863,173	$1,434,514	$18,378,262

Value	$37,486,220	$112,696	$112,967,433	$207,077	$78,385,386	$321,528,133	$11,511,461	$636,596	$1,005,409	$9,347,515
Dividends receivable	-	-	-	-	33,297	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	16,152,724	18,755	-	-	-	11,691	11,683	549,316

Total assets	37,486,220	112,696	129,120,157	225,832	78,418,683	321,528,133	11,511,461	648,287	1,017,092	9,896,831

LIABILITIES
Annuitant mortality fluctuation reserve	408	-	949	-	11,952	9,766	-	-	-	-
Payable to Massachusetts Mutual Life Insurance Company	64,087	848	-	-	3,672	14,732,171	33,463	-	-	-

Total liabilities	64,495	848	949	-	15,624	14,741,937	33,463	-	-	-

NET ASSETS	$37,421,725	$111,848	$129,119,208	$225,832	$78,403,059	$306,786,196	$11,477,998	$648,287	$1,017,092	$9,896,831

Net Assets:
Accumulation units - value	$37,404,189	$111,848	$128,777,429	$225,832	$78,004,646	$305,811,165	$11,477,998	$648,287	$1,017,092	$9,881,954
Contracts in payout (annuitization) period	17,536	-	341,779	-	398,413	975,031	-	-	-	14,877

Net assets	$37,421,725	$111,848	$129,119,208	$225,832	$78,403,059	$306,786,196	$11,477,998	$648,287	$1,017,092	$9,896,831

Outstanding units
Contract owners	4,726,189	13,723	18,778,765	31,958	6,885,266	27,427,324	1,102,392	79,642	116,954	1,556,862

UNIT VALUE
Panorama Premier	$6.85	$-	$5.29	$-	$13.47	$13.97	$-	$9.05	$9.29	$6.32
Panorama Passage® (Note 1)
Tier 1	7.04	-	5.27	-	11.68	13.78	-	6.29	7.14	6.31
Tier 2	6.97	-	5.22	-	11.57	13.66	-	6.23	7.07	6.28
MassMutual Artistry	6.23	-	2.86	-	11.55	13.57	-	6.21	6.75	6.36
MassMutual Transitions® (Note 1)
Custom Plan	8.41	-	7.10	-	11.21	13.03	-	-	-	6.40
Package Plan I	8.41	-	7.10	-	11.21	13.03	-	-	-	6.40
Package Plan II	8.22	-	6.94	-	10.95	12.73	-	-	-	6.34
Package Plan III	8.08	-	6.82	-	10.77	12.52	-	-	-	6.30
MassMutual EvolutionSM (Note 1)
Tier 1	7.59	-	6.56	-	10.85	10.34	-	-	-	6.29
Tier 2	7.44	-	6.43	-	10.64	10.14	-	-	-	6.23
Tier 3	7.36	-	6.36	-	10.51	10.02	-	-	-	6.19
Tier 4	7.43	-	6.42	-	10.62	10.13	-	-	-	6.23
Tier 5	7.29	-	6.30	-	10.42	9.93	-	-	-	6.16
Tier 6	7.20	-	6.22	-	10.30	9.82	-	-	-	6.12
Tier 7	7.43	-	6.42	-	10.62	10.12	-	-	-	6.21
Tier 8	7.27	-	6.29	-	10.40	9.91	-	-	-	6.15
Tier 9	7.59	-	6.56	-	-	10.34	-	-	-	6.29
Tier 10	7.43	-	6.42	-	-	10.13	-	-	-	6.23
Tier 11	-	7.42	-	6.41	-	-	10.10	-	-	6.21
Tier 12	-	7.58	-	6.55	-	-	10.32	-	-	6.29
Tier 13	-	7.26	-	6.28	-	-	9.89	-	-	6.14
Tier 14	-	7.57	-	6.54	-	-	10.31	-	-	6.28
MassMutual RetireEase SelectSM
Tier 1	5.78	-	4.90	-	-	8.74	-	-	-	6.52
Tier 2	5.83	-	4.94	-	-	8.81	-	-	-	6.57
MassMutual Transitions SelectSM
Tier 1	8.33	-	7.19	-	11.09	10.50	-	-	-	6.36
Tier 2	-	8.32	-	7.18	-	-	10.48	-	-	6.36
MassMutual Equity EdgeSM (Note 1)
Tier 1	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2008

	AIM V.I. Financial Services Sub-Account	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	ING Global Real Estate Sub-Account	MML Aggressive Allocation Sub-Account
	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)	(Initial Class)	(Service Class 2)		(Initial Class)

Investment income
Dividends	$108,326	$5,695	$-	$-	$-	$-	$3,669,153	$67,181	$103,956	$-

Expenses
Mortality and expense risk fees and administrative charges	38,879	301	147,491	494	70,024	149	4,392,461	12,280	73,998	227,754

Net investment income (loss)	69,447	5,394	(147,491)	(494)	(70,024)	(149)	(723,308)	54,901	29,958	(227,754)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(762,093)	(660)	701,345	(1,132)	52,911	(63)	(7,926,073)	1,470	(1,302,556)	(221,355)
Realized gain distribution	312,117	17,200	2,577,499	61,043	-	-	10,337,916	-	1,142,324	2,257

Realized gain (loss)	(449,976)	16,540	3,278,844	59,911	52,911	(63)	2,411,843	1,470	(160,232)	(219,098)

Change in net unrealized appreciation/depreciation of investments	(2,621,791)	(34,256)	(7,637,948)	(54,769)	(3,587,868)	(5,591)	(197,694,810)	(198,663)	(1,952,938)	(10,303,670)

Net gain (loss) on investments	(3,071,767)	(17,716)	(4,359,104)	5,142	(3,534,957)	(5,654)	(195,282,967)	(197,193)	(2,113,170)	(10,522,768)

Net increase (decrease) in net assets resulting from operations	(3,002,320)	(12,322)	(4,506,595)	4,648	(3,604,981)	(5,803)	(196,006,275)	(142,292)	(2,083,212)	(10,750,522)

Capital transactions:
Transfer of net premiums	432,480	218,841	607,512	291,028	493,820	69,491	34,547,325	7,204,114	2,716,948	28,074,466
Transfers due to death benefits	(740)	-	(178,772)	-	(76,466)	-	(2,104,491)	-	(16,981)	-
Transfers due to annuity benefit payments	-	-	(1,142)	-	(619)	-	(56,492)	-	(240)	-
Transfers due to withdrawal of funds	(524,088)	264	(1,730,512)	84	(890,367)	(2)	(32,557,008)	(101,229)	(538,978)	(380,933)
Transfers due to loans, net of repayments	77	-	2,332	-	6,134	-	2,479	-	4,310	-
Transfers due to cost of insurance	(8,406)	(95)	(23,599)	(101)	(14,818)	(63)	(955,975)	(3,469)	(12,417)	(96,253)
Transfers due to contingent deferred sales charges	(169)	-	(605)	-	(245)	-	(2,104)	-	(10)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	(599)	-	302	-	(76,096)	-	(852)	-
Transfers between Sub-Accounts and to/from Fixed Account	1,162,461	19,400	(844,277)	2,064	(636,272)	2,227	11,612,785	103,079	(439,080)	5,719,868

Net increase (decrease) in net assets resulting from capital transactions	1,061,615	238,410	(2,169,662)	293,075	(1,118,531)	71,653	10,410,423	7,202,495	1,712,700	33,317,148

Total increase (decrease)	(1,940,705)	226,088	(6,676,257)	297,723	(4,723,512)	65,850	(185,595,852)	7,060,203	(370,512)	22,566,626

NET ASSETS, at beginning of the year	4,573,550	-	16,492,387	-	8,862,194	-	444,382,464	-	6,525,493	-

NET ASSETS, at end of the year	$2,632,845	$226,088	$9,816,130	$297,723	$4,138,682	$65,850	$258,786,612	$7,060,203	$6,154,981	$22,566,626

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Large Cap Growth Sub-Account	MML AllianceBernstein Large Cap Growth Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Funds Core Allocation Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)

Investment income
Dividends	$-	$-	$-	$-	$-	$814	$-	$11,126	$-	$-

Expenses
Mortality and expense risk fees and administrative charges	5,039	295,950	221	2,334,371	1,926	527,873	660	3,213,272	3,544	102,658

Net investment income (loss)	(5,039)	(295,950)	(221)	(2,334,371)	(1,926)	(527,059)	(660)	(3,202,146)	(3,544)	(102,658)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(26,096)	(599,607)	(23)	(11,452,053)	(3,059)	(1,979,527)	(3,199)	(13,045,253)	(4,554)	(33,692)
Realized gain distribution	-	-	-	-	-	2,915	-	-	-	-

Realized gain (loss)	(26,096)	(599,607)	(23)	(11,452,053)	(3,059)	(1,976,612)	(3,199)	(13,045,253)	(4,554)	(33,692)

Change in net unrealized appreciation/depreciation of investments	93,173	(13,218,251)	3,840	(69,326,065)	74,054	(17,562,804)	20,186	(54,223,929)	83,745	687,810

Net gain (loss) on investments	67,077	(13,817,858)	3,817	(80,778,118)	70,995	(19,539,416)	16,987	(67,269,182)	79,191	654,118

Net increase (decrease) in net assets resulting from operations	62,038	(14,113,808)	3,596	(83,112,489)	69,069	(20,066,475)	16,327	(70,471,328)	75,647	551,460

Capital transactions:
Transfer of net premiums	3,827,704	1,371,351	161,591	9,876,557	1,445,579	1,889,683	555,477	14,269,407	2,143,373	64,413,938
Transfers due to death benefits	-	(232,817)	-	(1,013,564)	-	(516,326)	-	(1,818,758)	-	-
Transfers due to annuity benefit payments	-	(1,886)	-	(39,826)	-	(2,650)	-	(42,915)	-	-
Transfers due to withdrawal of funds	95	(3,543,392)	(2)	(10,389,240)	(1,087)	(6,824,187)	10	(20,052,646)	(4,923)	(59,061)
Transfers due to loans, net of repayments	-	2,295	-	(3,486)	-	2,011	-	(3,023)	-	-
Transfers due to cost of insurance	(6,698)	(47,782)	(6)	(624,965)	(452)	(66,417)	(209)	(805,841)	(883)	(33,315)
Transfers due to contingent deferred sales charges	-	(348)	-	(95)	-	(1,539)	-	(1,518)	-	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(2,043)	-	(12,887)	-	192	-	(16,445)	-	-
Transfers between Sub-Accounts and to/from Fixed Account	227	(1,617,386)	2,504	(5,170,915)	(43,303)	(1,962,489)	5,116	(36,216,135)	(11,517)	2,902,762

Net increase (decrease) in net assets resulting from capital transactions	3,821,328	(4,072,008)	164,087	(7,378,421)	1,400,737	(7,481,722)	560,394	(44,687,874)	2,126,050	67,224,324

Total increase (decrease)	3,883,366	(18,185,816)	167,683	(90,490,910)	1,469,806	(27,548,197)	576,721	(115,159,202)	2,201,697	67,775,784

NET ASSETS, at beginning of the year	-	36,744,265	-	224,107,240	-	60,683,889	-	304,239,202	-	-

NET ASSETS, at end of the year	$3,883,366	$18,558,449	$167,683	$133,616,330	$1,469,806	$33,135,692	$576,721	$189,080,000	$2,201,697	$67,775,784

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	MML American Funds Growth Sub-Account	MML American Funds International Sub-Account	MML Babson Blend Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Managed Bond Sub-Account
			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)

Investment income
Dividends	$-	$-	$1,630,685	$13,995	$239,346	$2,162	$17,409,186	$14,894	$12,023,293	$77,083

Expenses
Mortality and expense risk fees and administrative charges	9,688	10,331	612,442	2,266	138,617	90	3,793,471	9,896	3,133,526	11,540

Net investment income (loss)	(9,688)	(10,331)	1,018,243	11,729	100,729	2,072	13,615,715	4,998	8,889,767	65,543

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(17,597)	(7,832)	(2,876)	(9,459)	(465,881)	939	(2,909,087)	(13,154)	(2,103,464)	(4,355)
Realized gain distribution	-	-	-	-	-	-	-	-	-	-

Realized gain (loss)	(17,597)	(7,832)	(2,876)	(9,459)	(465,881)	939	(2,909,087)	(13,154)	(2,103,464)	(4,355)

Change in net unrealized appreciation/depreciation of investments	(40,980)	155,626	(15,029,749)	7,698	(5,478,082)	(584)	(26,667,291)	115,204	(4,562,941)	155,586

Net gain (loss) on investments	(58,577)	147,794	(15,032,625)	(1,761)	(5,943,963)	355	(29,576,378)	102,050	(6,666,405)	151,231

Net increase (decrease) in net assets resulting from operations	(68,265)	137,463	(14,014,382)	9,968	(5,843,234)	2,427	(15,960,663)	107,048	2,223,362	216,774

Capital transactions:
Transfer of net premiums	5,302,914	5,780,115	2,158,399	1,619,278	541,209	108,148	19,323,974	6,067,971	16,803,615	7,759,964
Transfers due to death benefits	-	-	(506,507)	-	(33,742)	-	(3,238,886)	-	(3,011,964)	-
Transfers due to annuity benefit payments	-	-	(2,673)	-	-	-	(75,521)	-	(66,494)	-
Transfers due to withdrawal of funds	(1,158)	(583)	(8,489,807)	(10,269)	(1,946,003)	(10,632)	(21,943,036)	(98,421)	(24,398,692)	(183,610)
Transfers due to loans, net of repayments	-	-	28,028	-	463	-	492	-	9,331	-
Transfers due to cost of insurance	(1,597)	(1,811)	(68,480)	(825)	(20,996)	(77)	(944,869)	(2,546)	(693,332)	(3,432)
Transfers due to contingent deferred sales charges	-	-	(1,697)	-	(438)	-	(203)	-	(1,076)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	(483)	-	-	-	(31,066)	-	(25,463)	-
Transfers between Sub-Accounts and to/from Fixed Account	753,545	388,900	(3,851,029)	(24,630)	(397,850)	146	(52,278,565)	(221,851)	(43,238,149)	(23,905)

Net increase (decrease) in net assets resulting from capital transactions	6,053,704	6,166,621	(10,734,249)	1,583,554	(1,857,357)	97,585	(59,187,680)	5,745,153	(54,622,224)	7,549,017

Total increase (decrease)	5,985,439	6,304,084	(24,748,631)	1,593,522	(7,700,591)	100,012	(75,148,343)	5,852,201	(52,398,862)	7,765,791

NET ASSETS, at beginning of the year	-	-	65,030,667	-	16,480,282	-	306,631,484	-	264,437,684	-

NET ASSETS, at end of the year	$5,985,439	$6,304,084	$40,282,036	$1,593,522	$8,779,691	$100,012	$231,483,141	$5,852,201	$212,038,822	$7,765,791

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Baring China Sub-Account	MML Baring Strategic Emerging Markets Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account
	(Initial Class)	(Service Class)		(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)

Investment income
Dividends	$-	$-	$388	$253	$107,072	$-	$-	$-	$4	$-

Expenses
Mortality and expense risk fees and administrative charges	715,242	80,405	436	942	1,424,622	2,713	1,505,117	1,950	376,389	60,397

Net investment income (loss)	(715,242)	(80,405)	(48)	(689)	(1,317,550)	(2,713)	(1,505,117)	(1,950)	(376,385)	(60,397)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,157,791)	(27,070)	(1,644)	147	(6,434,484)	(4,554)	(6,960,215)	(8,382)	(911,356)	(77,329)
Realized gain distribution	1,480	-	-	-	-	-	-	-	1,104	-

Realized gain (loss)	(1,156,311)	(27,070)	(1,644)	147	(6,434,484)	(4,554)	(6,960,215)	(8,382)	(910,252)	(77,329)

Change in net unrealized appreciation/depreciation of investments	(21,192,324)	437,170	20,757	24,397	(39,140,238)	2,539	(62,581,913)	589	(7,640,619)	853,314

Net gain (loss) on investments	(22,348,635)	410,100	19,113	24,544	(45,574,722)	(2,015)	(69,542,128)	(7,793)	(8,550,871)	775,985

Net increase (decrease) in net assets resulting from operations	(23,063,877)	329,695	19,065	23,855	(46,892,272)	(4,728)	(71,047,245)	(9,743)	(8,927,256)	715,588

Capital transactions:
Transfer of net premiums	102,678,066	48,754,644	171,924	437,994	7,713,225	1,680,444	5,686,088	1,200,992	44,832,230	37,881,167
Transfers due to death benefits	(221,730)	-	-	-	(1,201,172)	-	(881,710)	-	(69,805)	-
Transfers due to annuity benefit payments	-	-	-	-	(43,435)	-	(24,645)	-	-	-
Transfers due to withdrawal of funds	(2,638,356)	(62,847)	693	7,664	(19,863,365)	(11,389)	(17,943,196)	(8,751)	(3,916,807)	(298,838)
Transfers due to loans, net of repayments	-	-	-	-	(10,161)	-	(923)	-	107	-
Transfers due to cost of insurance	(349,723)	(40,014)	(11)	(87)	(230,159)	(976)	(251,816)	(545)	(183,475)	(17,397)
Transfers due to contingent deferred sales charges	-	-	-	-	(792)	-	(759)	-	-	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	-	8,964	-	10,681	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	10,003,576	250,146	24,199	100,573	(13,110,511)	17,518	(5,956,875)	68,421	19,313,055	94,243

Net increase (decrease) in net assets resulting from capital transactions	109,471,833	48,901,929	196,805	546,144	(26,737,406)	1,685,597	(19,363,155)	1,260,117	59,975,305	37,659,175

Total increase (decrease)	86,407,956	49,231,624	215,870	569,999	(73,629,678)	1,680,869	(90,410,400)	1,250,374	51,048,049	38,374,763

NET ASSETS, at beginning of the year	-	-	-	-	166,071,935	-	187,371,298	-	-	-

NET ASSETS, at end of the year	$86,407,956	$49,231,624	$215,870	$569,999	$92,442,257	$1,680,869	$96,960,898	$1,250,374	$51,048,049	$38,374,763

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	MML Davis Large Cap Value Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)	(Initial Class)	(Service Class)	(Class I)	(Class II)

Investment income
Dividends	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Expenses
Mortality and expense risk fees and administrative charges	2,504,924	8,669	85,649	290	526,416	777	3,221,359	292,568	201,199	100,042

Net investment income (loss)	(2,504,924)	(8,669)	(85,649)	(290)	(526,416)	(777)	(3,221,359)	(292,568)	(201,199)	(100,042)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,225,387	(19,877)	190,947	(460)	714,546	(60)	(1,910,729)	(29,570)	(1,315,778)	(520,406)
Realized gain distribution	229,128	-	-	-	-	-	2,134	-	-	-

Realized gain (loss)	1,454,515	(19,877)	190,947	(460)	714,546	(60)	(1,908,595)	(29,570)	(1,315,778)	(520,406)

Change in net unrealized appreciation/depreciation of investments	(93,886,502)	(133,172)	(4,243,119)	(9,250)	(18,781,035)	(1,275)	(132,038,538)	1,045,519	(13,596,217)	(5,325,305)

Net gain (loss) on investments	(92,431,987)	(153,049)	(4,052,172)	(9,710)	(18,066,489)	(1,335)	(133,947,133)	1,015,949	(14,911,995)	(5,845,711)

Net increase (decrease) in net assets resulting from operations	(94,936,911)	(161,718)	(4,137,821)	(10,000)	(18,592,905)	(2,112)	(137,168,492)	723,381	(15,113,194)	(5,945,753)

Capital transactions:
Transfer of net premiums	18,507,420	4,776,969	794,028	120,569	3,909,765	403,821	481,762,721	184,232,816	2,788,503	120,981
Transfers due to death benefits	(1,235,812)	-	(39,444)	-	(319,968)	-	(223,579)	(488,639)	(126,564)	(24,913)
Transfers due to annuity benefit payments	(49,475)	-	(791)	-	(15,777)	-	-	-	(2,952)	-
Transfers due to withdrawal of funds	(12,170,499)	(130,664)	(771,826)	(278)	(3,139,416)	-	(6,754,327)	(275,997)	(2,056,886)	(1,331,373)
Transfers due to loans, net of repayments	4,990	-	1,685	-	(4,212)	-	-	-	-	3,177
Transfers due to cost of insurance	(687,525)	(1,510)	(12,538)	(101)	(30,681)	(25)	(1,860,794)	(105,622)	(40,451)	-
Transfers due to contingent deferred sales charges	(928)	-	(83)	-	(621)	-	-	-	-	(684)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(62,548)	-	281	-	(3,250)	-	-	-	(1,052)	-
Transfers between Sub-Accounts and to/from Fixed Account	4,576,356	270,741	(187,453)	6,396	(1,407,186)	6,361	13,868,692	353,489	1,231,138	(315,567)

Net increase (decrease) in net assets resulting from capital transactions	8,881,979	4,915,536	(216,141)	126,586	(1,011,346)	410,157	486,792,713	183,716,047	1,791,736	(1,548,379)

Total increase (decrease)	(86,054,932)	4,753,818	(4,353,962)	116,586	(19,604,251)	408,045	349,624,221	184,439,428	(13,321,458)	(7,494,132)

NET ASSETS, at beginning of the year	231,842,648	-	9,856,385	-	49,728,182	-	-	-	23,870,614	11,023,401

NET ASSETS, at end of the year	$145,787,716	$4,753,818	$5,502,423	$116,586	$30,123,931	$408,045	$349,624,221	$184,439,428	$10,549,156	$3,529,269

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	MML Legg Mason Concentrated Growth Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML NASDAQ-100® Sub-Account	MML Neuberger Berman Global Sub-Account	MML Neuberger Berman Global Sub-Account	MML Neuberger Berman Global Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account
	(Service Class I)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Class I)	(Class II)	(Service Class I)	(Initial Class)

Investment income
Dividends	$-	$-	$-	$170,102	$56	$-	$-	$-	$-	$-

Expenses
Mortality and expense risk fees and administrative charges	739	2,107,170	245,552	122,468	27,998	329	85,340	80,072	344	169,953

Net investment income (loss)	(739)	(2,107,170)	(245,552)	47,634	(27,942)	(329)	(85,340)	(80,072)	(344)	(169,953)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(6,773)	(1,663,884)	(206,497)	545	(99,345)	(92)	(467,480)	(376,785)	(2,690)	(1,801,585)
Realized gain distribution	-	1,716	-	-	-	-	36,256	23,834	-	1,048

Realized gain (loss)	(6,773)	(1,662,168)	(206,497)	545	(99,345)	(92)	(431,224)	(352,951)	(2,690)	(1,800,537)

Change in net unrealized appreciation/depreciation of investments	(11,280)	(71,278,217)	2,073,765	1,736	(1,004,838)	(6,528)	(4,047,494)	(2,669,335)	6,687	(4,917,949)

Net gain (loss) on investments	(18,053)	(72,940,385)	1,867,268	2,281	(1,104,183)	(6,620)	(4,478,718)	(3,022,286)	3,997	(6,718,486)

Net increase (decrease) in net assets resulting from operations	(18,792)	(75,047,555)	1,621,716	49,915	(1,132,125)	(6,949)	(4,564,058)	(3,102,358)	3,653	(6,888,439)

Capital transactions:
Transfer of net premiums	446,518	317,253,172	147,072,644	5,117,516	506,474	151,575	963,098	79,085	195,188	974,322
Transfers due to death benefits	-	(553,507)	-	-	(26,312)	-	(69,926)	(32,989)	-	(66,817)
Transfers due to annuity benefit payments	-	-	-	(2,877)	(1,214)	-	(891)	-	-	(380)
Transfers due to withdrawal of funds	1,125	(5,638,338)	(603,337)	(7,376,006)	(472,020)	3	(857,446)	(1,250,099)	665	(2,500,731)
Transfers due to loans, net of repayments	-	-	-	-	6,494	-	-	(320)	-	3,041
Transfers due to cost of insurance	(110)	(1,179,397)	(59,431)	(5,900)	(1,490)	(171)	(17,982)	-	(70)	(19,633)
Transfers due to contingent deferred sales charges	-	-	-	(5)	(73)	-	-	(461)	-	(799)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	1,206	471	-	(1,176)	-	-	(525)
Transfers between Sub-Accounts and to/from Fixed Account	14,264	12,854,425	(1,259,342)	29,695,679	17,707	44,927	(21,477)	(385,110)	(1,027)	(324,920)

Net increase (decrease) in net assets resulting from capital transactions	461,797	322,736,355	145,150,534	27,429,613	30,037	196,334	(5,800)	(1,589,894)	194,756	(1,936,442)

Total increase (decrease)	443,005	247,688,800	146,772,250	27,479,528	(1,102,088)	189,385	(4,569,858)	(4,692,252)	198,409	(8,824,881)

NET ASSETS, at beginning of the year	-	-	-	401	2,465,299	-	10,156,834	8,117,793	-	18,882,881

NET ASSETS, at end of the year	$443,005	$247,688,800	$146,772,250	$27,479,929	$1,363,211	$189,385	$5,586,976	$3,425,541	$198,409	$10,058,000

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account	MML Small Cap Index Sub-Account	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)

Investment income
Dividends	$-	$56,335	$866	$-	$-	$-	$-	$-	$-	$-

Expenses
Mortality and expense risk fees and administrative charges	346	306,473	642	357,805	1,856	326,830	1,787	416,437	2,740	3,471,537

Net investment income (loss)	(346)	(250,138)	224	(357,805)	(1,856)	(326,830)	(1,787)	(416,437)	(2,740)	(3,471,537)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(7,203)	(4,339,446)	(6,465)	(1,142,265)	(8,541)	(1,584,239)	(13,769)	(508,669)	(7,745)	(6,446,666)
Realized gain distribution	-	565,983	-	-	-	380,293	-	-	-	4,058,225

Realized gain (loss)	(7,203)	(3,773,463)	(6,465)	(1,142,265)	(8,541)	(1,203,946)	(13,769)	(508,669)	(7,745)	(2,388,441)

Change in net unrealized appreciation/depreciation of investments	12,626	(9,806,373)	6,145	(13,997,412)	27,147	(9,859,104)	25,197	(19,852,678)	(22,114)	(116,182,075)

Net gain (loss) on investments	5,423	(13,579,836)	(320)	(15,139,677)	18,606	(11,063,050)	11,428	(20,361,347)	(29,859)	(118,570,516)

Net increase (decrease) in net assets resulting from operations	5,077	(13,829,974)	(96)	(15,497,482)	16,750	(11,389,880)	9,641	(20,777,784)	(32,599)	(122,042,053)

Capital transactions:
Transfer of net premiums	303,649	1,648,809	365,558	4,410,616	1,834,020	1,560,729	1,155,262	4,357,688	1,728,114	20,092,064
Transfers due to death benefits	-	(124,381)	-	(252,183)	-	(263,344)	-	(358,767)	-	(1,783,834)
Transfers due to annuity benefit payments	-	(1,912)	-	(16,627)	-	(2,310)	-	(6,376)	-	(50,041)
Transfers due to withdrawal of funds	4,926	(3,178,262)	313	(3,902,099)	8,347	(3,357,090)	(33,538)	(5,542,357)	(302)	(21,751,377)
Transfers due to loans, net of repayments	-	(1,828)	-	9,927	-	1,040	-	258	-	2,694
Transfers due to cost of insurance	(76)	(40,096)	(130)	(49,139)	(941)	(50,478)	(270)	(73,207)	(506)	(864,180)
Transfers due to contingent deferred sales charges	-	(65)	-	(401)	-	(249)	-	(79)	-	(326)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	124	-	(3,868)	-	890	-	(1,829)	-	(17,240)
Transfers between Sub-Accounts and to/from Fixed Account	(3,747)	(2,230,222)	56	(2,377,277)	7,729	(1,664,917)	(14,657)	(115,236)	57,688	(6,657,506)

Net increase (decrease) in net assets resulting from capital transactions	304,752	(3,927,833)	365,797	(2,181,051)	1,849,155	(3,775,729)	1,106,797	(1,739,905)	1,784,994	(11,029,746)

Total increase (decrease)	309,829	(17,757,807)	365,701	(17,678,533)	1,865,905	(15,165,609)	1,116,438	(22,517,689)	1,752,395	(133,071,799)

NET ASSETS, at beginning of the year	-	36,727,175	-	37,531,546	-	37,554,231	-	49,128,660	-	338,383,989

NET ASSETS, at end of the year	$309,829	$18,969,368	$365,701	$19,853,013	$1,865,905	$22,388,622	$1,116,438	$26,610,971	$1,752,395	$205,312,190

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Non-Service)

Investment income
Dividends	$-	$-	$-	$-	$-	$104,676	$-	$-	$-	$1,331,187

Expenses
Mortality and expense risk fees and administrative charges	10,041	58,864	461	1,038,420	6,016	3,242,620	2,858	2,101,902	1,058	503,997

Net investment income (loss)	(10,041)	(58,864)	(461)	(1,038,420)	(6,016)	(3,137,944)	(2,858)	(2,101,902)	(1,058)	827,190

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(2,795)	(134,700)	(494)	(2,264,364)	(29,461)	(1,871,772)	(8,936)	866,109	(1,563)	(2,547,788)
Realized gain distribution	-	-	-	1,740,895	-	-	-	-	-	3,210,676

Realized gain (loss)	(2,795)	(134,700)	(494)	(523,469)	(29,461)	(1,871,772)	(8,936)	866,109	(1,563)	662,888

Change in net unrealized appreciation/depreciation of investments	(31,565)	(2,822,636)	10,865	(44,005,699)	63,091	(130,329,123)	17,373	(76,574,816)	27,803	(24,262,435)

Net gain (loss) on investments	(34,360)	(2,957,336)	10,371	(44,529,168)	33,630	(132,200,895)	8,437	(75,708,707)	26,240	(23,599,547)

Net increase (decrease) in net assets resulting from operations	(44,401)	(3,016,200)	9,910	(45,567,588)	27,614	(135,338,839)	5,579	(77,810,609)	25,182	(22,772,357)

Capital transactions:
Transfer of net premiums	6,210,866	1,038,068	326,377	10,088,804	3,755,824	18,049,887	1,641,010	8,905,247	755,073	2,601,675
Transfers due to death benefits	-	(16,573)	-	(491,196)	-	(1,669,969)	-	(895,284)	-	(639,627)
Transfers due to annuity benefit payments	-	-	-	(7,222)	-	(49,558)	-	(35,133)	-	(13,876)
Transfers due to withdrawal of funds	(1,894)	(579,079)	56	(15,003,456)	(30,285)	(14,903,480)	(36,409)	(9,188,029)	(2,825)	(5,435,985)
Transfers due to loans, net of repayments	-	566	-	(753)	-	921	-	2,099	-	1,672
Transfers due to cost of insurance	(1,792)	(11,128)	(15)	(143,786)	(1,137)	(886,051)	(634)	(593,073)	(324)	(65,700)
Transfers due to contingent deferred sales charges	-	(78)	-	(2,158)	-	(466)	-	(377)	-	(790)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	(2,400)	-	(17,883)	-	(55,605)	-	(2,539)
Transfers between Sub-Accounts and to/from Fixed Account	71,805	483,502	979	(2,466,987)	(57,107)	11,220,551	(5,975)	(399,623)	(12,278)	(3,418,588)

Net increase (decrease) in net assets resulting from capital transactions	6,278,985	915,278	327,397	(8,029,154)	3,667,295	11,743,952	1,597,992	(2,259,778)	739,646	(6,973,758)

Total increase (decrease)	6,234,584	(2,100,922)	337,307	(53,596,742)	3,694,909	(123,594,887)	1,603,571	(80,070,387)	764,828	(29,746,115)

NET ASSETS, at beginning of the year	-	6,197,809	-	115,684,666	-	311,509,308	-	199,450,946	-	56,744,069

NET ASSETS, at end of the year	$6,234,584	$4,096,887	$337,307	$62,087,924	$3,694,909	$187,914,421	$1,603,571	$119,380,559	$764,828	$26,997,954

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account
	(Service)	(Non-Service)	(Service)		(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)

Investment income
Dividends	$-	$440,021	$-	$613,932	$5,018,999	$-	$4,390,381	$-	$669,571	$-

Expenses
Mortality and expense risk fees and administrative charges	1,832	3,789,383	2,051	167,392	3,837,207	5,750	586,430	219	735,232	4,009

Net investment income (loss)	(1,832)	(3,349,362)	(2,051)	446,540	1,181,792	(5,750)	3,803,951	(219)	(65,661)	(4,009)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(18,964)	3,703,770	(9,373)	(787,236)	2,362,032	(18,658)	(6,224,971)	(9,453)	3,065,863	(18,791)
Realized gain distribution	-	-	-	-	22,052,910	-	-	-	-	-

Realized gain (loss)	(18,964)	3,703,770	(9,373)	(787,236)	24,414,942	(18,658)	(6,224,971)	(9,453)	3,065,863	(18,791)

Change in net unrealized appreciation/depreciation of investments	(62,047)	(173,551,450)	(57,246)	(4,892,684)	(187,535,460)	26,955	(50,070,251)	(20,523)	(38,914,294)	55,043

Net gain (loss) on investments	(81,011)	(169,847,680)	(66,619)	(5,679,920)	(163,120,518)	8,297	(56,295,222)	(29,976)	(35,848,431)	36,252

Net increase (decrease) in net assets resulting from operations	(82,843)	(173,197,042)	(68,670)	(5,233,380)	(161,938,726)	2,547	(52,491,271)	(30,195)	(35,914,092)	32,243

Capital transactions:
Transfer of net premiums	841,697	14,950,760	920,441	71,748	18,627,572	3,245,917	1,248,357	230,021	14,708,648	2,439,459
Transfers due to death benefits	-	(2,106,143)	-	(191,368)	(1,804,706)	-	(394,836)	-	(260,908)	-
Transfers due to annuity benefit payments	-	(57,043)	-	-	(55,955)	-	(4,814)	-	(17,604)	-
Transfers due to withdrawal of funds	(1,525)	(21,847,550)	722	(2,943,346)	(29,968,672)	(16,068)	(7,400,605)	294	(6,668,601)	(65,950)
Transfers due to loans, net of repayments	-	4,771	-	-	(1,337)	-	3,630	-	(34)	-
Transfers due to cost of insurance	(575)	(964,461)	(668)	-	(786,421)	(1,926)	(72,437)	(50)	(116,978)	(912)
Transfers due to contingent deferred sales charges	-	(1,316)	-	(997)	(1,827)	-	(545)	-	(804)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(19,603)	-	-	(57,975)	-	1,184	-	(66,561)	-
Transfers between Sub-Accounts and to/from Fixed Account	41,501	21,943,465	94,605	(728,558)	(2,299,578)	(23,405)	(2,504,900)	29,180	(2,941,373)	(51,514)

Net increase (decrease) in net assets resulting from capital transactions	881,098	11,902,880	1,015,100	(3,792,521)	(16,348,899)	3,204,518	(9,124,966)	259,445	4,635,785	2,321,083

Total increase (decrease)	798,255	(161,294,162)	946,430	(9,025,901)	(178,287,625)	3,207,065	(61,616,237)	229,250	(31,278,307)	2,353,326

NET ASSETS, at beginning of the year	-	378,562,892	-	16,123,049	404,011,298	-	77,119,212	-	76,952,443	-

NET ASSETS, at end of the year	$798,255	$217,268,730	$946,430	$7,097,148	$225,723,673	$3,207,065	$15,502,975	$229,250	$45,674,136	$2,353,326

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO Commodity Real Return Strategy Sub-Account
	(Non-Service)	(Service)	(Non-Service)	(Service)		(Non-Service)	(Service)			(Service)

Investment income
Dividends	$893,952	$-	$-	$-	$1,784,041	$20,554,818	$-	$18,491	$56,505	$780,147

Expenses
Mortality and expense risk fees and administrative charges	618,612	204	2,290,619	291	731,706	4,846,503	19,976	14,381	22,093	151,687

Net investment income (loss)	275,340	(204)	(2,290,619)	(291)	1,052,335	15,708,315	(19,976)	4,110	34,412	628,460

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	927,655	(476)	(557,646)	(293)	-	1,885,260	(6,997)	64,505	81,183	138,657
Realized gain distribution	3,884,293	-	-	-	-	4,749,767	-	-	-	-

Realized gain (loss)	4,811,948	(476)	(557,646)	(293)	-	6,635,027	(6,997)	64,505	81,183	138,657

Change in net unrealized appreciation/depreciation of investments	(31,615,151)	764	(107,932,163)	(11,930)	-	(84,479,744)	49,379	(567,951)	(824,386)	(9,491,645)

Net gain (loss) on investments	(26,803,203)	288	(108,489,809)	(12,223)	-	(77,844,717)	42,382	(503,446)	(743,203)	(9,352,988)

Net increase (decrease) in net assets resulting from operations	(26,527,863)	84	(110,780,428)	(12,514)	1,052,335	(62,136,402)	22,406	(499,336)	(708,791)	(8,724,528)

Capital transactions:
Transfer of net premiums	1,535,624	113,169	8,699,443	231,881	4,297,559	38,120,826	11,696,136	35,363	71,229	4,224,470
Transfers due to death benefits	(442,159)	-	(1,051,488)	-	(737,171)	(3,415,865)	-	(6,802)	(32,311)	(71,126)
Transfers due to annuity benefit payments	(1,921)	-	(32,506)	-	(31,358)	(100,816)	-	-	-	(1,872)
Transfers due to withdrawal of funds	(7,774,165)	192	(9,987,100)	(299)	(20,539,070)	(34,745,901)	(98,003)	(245,484)	(393,139)	(1,610,033)
Transfers due to loans, net of repayments	1,402	-	2,049	-	4,262	6,504	-	(1,569)	-	555
Transfers due to cost of insurance	(91,643)	(82)	(619,856)	(359)	(61,148)	(1,079,521)	(4,387)	-	-	(21,985)
Transfers due to contingent deferred sales charges	(1,560)	-	(578)	-	(1,176)	(3,025)	-	(106)	(168)	(85)
Transfers due to net charge (credit) to annuitant mortality fluctuation	595	-	(11,056)	-	9,392	(60,475)	-	-	-	(1,200)
Transfers between Sub-Accounts and to/from Fixed Account	(3,078,341)	(1,515)	20,993,086	7,123	39,527,680	(40,078,965)	(138,154)	(78,836)	(12,040)	11,502,836

Net increase (decrease) in net assets resulting from capital transactions	(9,852,168)	111,764	17,991,994	238,346	22,468,970	(41,357,238)	11,455,592	(297,434)	(366,429)	14,021,560

Total increase (decrease)	(36,380,031)	111,848	(92,788,434)	225,832	23,521,305	(103,493,640)	11,477,998	(796,770)	(1,075,220)	5,297,032

NET ASSETS, at beginning of the year	73,801,756	-	221,907,642	-	54,881,754	410,279,836	-	1,445,057	2,092,312	4,599,799

NET ASSETS, at end of the year	$37,421,725	$111,848	$129,119,208	$225,832	$78,403,059	$306,786,196	$11,477,998	$648,287	$1,017,092	$9,896,831

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2007

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund® Sub-Account	ING VP Real Estate Sub-Account	MML AllianceBernstein Large Cap Growth Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account

Investment income
Dividends	$96,781	$-	$-	$3,992,108	$196,387	$55,619	$1,012,075	$3,237,504	$2,013,863	$214,179

Expenses
Mortality and expense risk fees and administrative charges	66,338	178,882	93,339	4,563,040	83,640	387,071	732,836	3,271,175	764,981	182,477

Net investment income (loss)	30,443	(178,882)	(93,339)	(570,932)	112,747	(331,452)	279,239	(33,671)	1,248,882	31,702

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	374,529	813,695	486,534	10,672,066	60,755	416,601	1,210,556	1,831,338	1,930,932	493,018
Realized gain distribution	365,366	-	-	106,247,107	281,857	-	3,039,513	35,935,091	-	1,588,692

Realized gain (loss)	739,895	813,695	486,534	116,919,173	342,612	416,601	4,250,069	37,766,429	1,930,932	2,081,710

Change in net unrealized appreciation/depreciation of investments	(2,137,822)	1,036,184	132,535	(59,687,229)	(1,989,233)	4,166,004	(5,518,347)	(50,862,625)	(121,457)	(1,541,914)

Net gain (loss) on investments	(1,397,927)	1,849,879	619,069	57,231,944	(1,646,621)	4,582,605	(1,268,278)	(13,096,196)	1,809,475	539,796

Net increase (decrease) in net assets resulting from operations	(1,367,484)	1,670,997	525,730	56,661,012	(1,533,874)	4,251,153	(989,039)	(13,129,867)	3,058,357	571,498

Capital transactions:
Transfer of net premiums	872,074	797,171	1,086,117	104,773,366	3,254,213	1,246,600	2,662,435	86,774,314	2,109,891	639,348
Transfers due to death benefits	(49,668)	(28,737)	(31,317)	(1,718,517)	(33,592)	(164,969)	(425,427)	(1,076,075)	(618,169)	(167,850)
Transfers due to annuity benefit payments	-	-	(337)	(22,877)	(155)	(67)	(567)	(17,931)	(603)	-
Transfers due to withdrawal of funds	(420,468)	(1,167,761)	(631,625)	(18,106,686)	(349,384)	(2,549,807)	(4,672,288)	(12,636,561)	(5,287,750)	(1,092,359)
Transfers due to loans, net of repayments	(1,212)	(6,389)	(7,005)	(16,744)	(9,001)	946	(6,097)	(4,060)	19,929	(425)
Transfers due to cost of insurance	(13,487)	(30,053)	(21,683)	(899,844)	(10,297)	(66,822)	(90,255)	(748,284)	(87,628)	(30,264)
Transfers due to contingent deferred sales charges	(384)	(843)	(348)	(3,053)	(36)	(602)	(2,326)	(2,061)	(2,317)	(568)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	(278)	(91,814)	(842)	(572)	(5,693)	(78,411)	(817)	-
Transfers between Sub-Accounts and to/from Fixed Account	(1,200,065)	(981,210)	(544,036)	(16,053,488)	(292,953)	(1,432,774)	(1,924,016)	12,985,311	(2,388,881)	(302,407)

Net increase (decrease) in net assets resulting from capital transactions	(813,210)	(1,417,822)	(150,512)	67,860,343	2,557,953	(2,968,067)	(4,464,234)	85,196,242	(6,256,345)	(954,525)

Total increase (decrease)	(2,180,694)	253,175	375,218	124,521,355	1,024,079	1,283,086	(5,453,273)	72,066,375	(3,197,988)	(383,027)

NET ASSETS, at beginning of the year	6,754,244	16,239,212	8,486,976	319,861,109	5,501,414	35,461,179	66,137,162	232,172,827	68,228,655	16,863,309

NET ASSETS, at end of the year	$4,573,550	$16,492,387	$8,862,194	$444,382,464	$6,525,493	$36,744,265	$60,683,889	$304,239,202	$65,030,667	$16,480,282

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2007

	MML Babson Inflation-Protected Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Goldman Sachs/ AllianceBernstein Small Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account
									(Class II)	(Class I)
Investment income
Dividends	$11,275,367	$12,211,637	$4,129,954	$2,344,967	$2,223,963	$-	$767,775	$2,118,651	$29,375	$49,064

Expenses
Mortality and expense risk fees and administrative charges	3,225,271	2,739,885	1,813,562	2,088,888	2,406,503	84,557	583,359	2,380,453	161,074	208,348

Net investment income (loss)	8,050,096	9,471,752	2,316,392	256,079	(182,540)	(84,557)	184,416	(261,802)	(131,699)	(159,284)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(439,564)	(366,072)	1,018,033	1,716,001	3,043,407	376,596	1,432,786	(191,362)	332,842	412,511
Realized gain distribution	-	-	4,147,642	7,594,317	-	-	-	-	616,365	1,285,074

Realized gain (loss)	(439,564)	(366,072)	5,165,675	9,310,318	3,043,407	376,596	1,432,786	(191,362)	949,207	1,697,585

Change in net unrealized appreciation/depreciation of investments	8,875,972	4,360,645	(7,304,269)	(11,628,088)	1,359,082	726,069	(133,041)	(42,853,284)	698,346	815,128

Net gain (loss) on investments	8,436,408	3,994,573	(2,138,594)	(2,317,770)	4,402,489	1,102,665	1,299,745	(43,044,646)	1,647,553	2,512,713

Net increase (decrease) in net assets resulting from operations	16,486,504	13,466,325	177,798	(2,061,691)	4,219,949	1,018,108	1,484,161	(43,306,448)	1,515,854	2,353,429

Capital transactions:
Transfer of net premiums	97,181,444	62,269,680	12,785,830	9,348,467	78,799,270	1,133,149	12,369,765	75,587,904	183,849	3,405,300
Transfers due to death benefits	(1,691,387)	(2,093,790)	(1,767,370)	(1,123,110)	(857,941)	(38,008)	(313,795)	(697,298)	(164,768)	(93,330)
Transfers due to annuity benefit payments	(33,752)	(32,560)	(39,553)	(27,666)	(15,335)	(126)	(138)	(13,003)	-	(375)
Transfers due to withdrawal of funds	(10,609,929)	(10,518,655)	(9,515,763)	(10,270,372)	(7,762,677)	(412,667)	(1,987,196)	(7,624,610)	(2,142,663)	(904,954)
Transfers due to loans, net of repayments	(1,955)	120	(7,336)	(7,216)	(10,316)	(2,714)	(618)	(3,158)	1,870	-
Transfers due to cost of insurance	(748,921)	(585,597)	(293,838)	(367,711)	(605,311)	(12,889)	(40,673)	(578,905)	-	(37,157)
Transfers due to contingent deferred sales charges	(226)	(941)	(1,235)	(1,215)	(1,256)	(124)	(930)	(213)	(1,229)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	(107,248)	(83,249)	(10,395)	(6,203)	(66,734)	(726)	(3,371)	(63,364)	-	(2,191)
Transfers between Sub-Accounts and to/from Fixed Account	6,995,911	8,435,435	649,445	(7,960,534)	3,506,778	1,151,869	(715,925)	29,798,261	(237,341)	1,120,289

Net increase (decrease) in net assets resulting from capital transactions	90,983,937	57,390,443	1,799,785	(10,415,560)	72,986,478	1,817,764	9,307,119	96,405,614	(2,360,282)	3,487,582

Total increase (decrease)	107,470,441	70,856,768	1,977,583	(12,477,251)	77,206,427	2,835,872	10,791,280	53,099,166	(844,428)	5,841,011

NET ASSETS, at beginning of the year	199,161,043	193,580,916	164,094,352	199,848,549	154,636,221	7,020,513	38,936,902	171,008,074	11,867,829	18,029,603

NET ASSETS, at end of the year	$306,631,484	$264,437,684	$166,071,935	$187,371,298	$231,842,648	$9,856,385	$49,728,182	$224,107,240	$11,023,401	$23,870,614

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2007

	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML Neuberger Berman Global Sub-Account	MML Neuberger Berman Global Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML/ Oppenheimer Bernstein Equity Sub-Account	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account
			(Class II)	(Class I)
Investment income
Dividends	$8	$553	$130,426	$153,417	$146,965	$-	$786,944	$332,977	$203,620	$5,285,613

Expenses
Mortality and expense risk fees and administrative charges	2	23,301	125,592	103,514	230,258	424,034	417,801	416,871	491,616	3,546,799

Net investment income (loss)	6	(22,748)	4,834	49,903	(83,293)	(424,034)	369,143	(83,894)	(287,996)	1,738,814

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	-	130,387	202,540	102,770	60,765	760,535	1,139,500	274,678	806,818	1,889,704
Realized gain distribution	-	-	323,632	396,384	1,743,354	8,732,511	4,539,391	1,536,272	-	10,796,219

Realized gain (loss)	-	130,387	526,172	499,154	1,804,119	9,493,046	5,678,891	1,810,950	806,818	12,685,923

Change in net unrealized appreciation/depreciation of investments	-	157,423	(269,954)	(310,738)	(2,122,192)	(12,298,926)	(5,465,527)	(2,227,508)	4,546,225	(11,356,949)

Net gain (loss) on investments	-	287,810	256,218	188,416	(318,073)	(2,805,880)	213,364	(416,558)	5,353,043	1,328,974

Net increase (decrease) in net assets resulting from operations	6	265,062	261,052	238,319	(401,366)	(3,229,914)	582,507	(500,452)	5,065,047	3,067,788

Capital transactions:
Transfer of net premiums	473	560,346	138,902	702,781	1,393,550	3,574,894	5,162,454	1,908,486	3,649,446	93,979,849
Transfers due to death benefits	-	(23,621)	(69,256)	(46,315)	(143,676)	(37,714)	(67,610)	(119,614)	(91,395)	(1,149,857)
Transfers due to annuity benefit payments	(14)	(174)	-	(49)	(181)	(446)	(2,766)	(1,013)	(1,857)	(22,018)
Transfers due to withdrawal of funds	-	(145,797)	(1,400,859)	(354,177)	(1,844,276)	(1,966,694)	(2,838,666)	(2,002,875)	(2,357,884)	(11,793,474)
Transfers due to loans, net of repayments	-	(6,863)	(277)	-	(5,407)	984	3,090	(5,104)	(910)	8,744
Transfers due to cost of insurance	-	(399)	-	(18,197)	(28,139)	(57,122)	(35,206)	(64,996)	(91,682)	(816,034)
Transfers due to contingent deferred sales charges	-	(113)	(816)	-	(1,324)	(122)	(660)	(330)	(78)	(489)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(64)	(1,106)	-	(414)	57	(6,132)	(11,536)	(3,236)	(3,572)	(87,253)
Transfers between Sub-Accounts and to/from Fixed Account	-	272,799	(509,694)	(66,958)	(552,131)	(383,709)	3,789,082	(1,581,975)	(1,075,939)	5,660,328

Net increase (decrease) in net assets resulting from capital transactions	395	655,072	(1,842,000)	216,671	(1,181,527)	1,123,939	5,998,182	(1,870,657)	26,129	85,779,796

Total increase (decrease)	401	920,134	(1,580,948)	454,990	(1,582,893)	(2,105,975)	6,580,689	(2,371,109)	5,091,176	88,847,584

NET ASSETS, at beginning of the year	-	1,545,165	9,698,741	9,701,844	20,465,774	38,833,150	30,950,857	39,925,340	44,037,484	249,536,405

NET ASSETS, at end of the year	$401	$2,465,299	$8,117,793	$10,156,834	$18,882,881	$36,727,175	$37,531,546	$37,554,231	$49,128,660	$338,383,989

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2007

	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account
Investment income
Dividends	$32,156	$96,497	$6,926,583	$227,126	$1,413,869	$675,959	$927,156	$4,646,388	$5,494,125	$503,608

Expenses
Mortality and expense risk fees and administrative charges	69,380	1,186,434	3,226,060	2,081,286	630,775	3,973,497	228,724	4,365,487	833,232	705,047

Net investment income (loss)	(37,224)	(1,089,937)	3,700,523	(1,854,160)	783,094	(3,297,538)	698,432	280,901	4,660,893	(201,439)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	83,356	1,470,562	2,976,435	3,579,335	599,125	9,086,113	15,383	12,619,943	54,315	3,128,221
Realized gain distribution	-	5,547,388	4,610,740	6,368,541	4,421,741	-	-	16,889,867	-	-

Realized gain (loss)	83,356	7,017,950	7,587,175	9,947,876	5,020,866	9,086,113	15,383	29,509,810	54,315	3,128,221

Change in net unrealized appreciation/depreciation of investments	168,432	9,258,856	15,723,879	2,680,171	(4,414,187)	31,778,438	(205,300)	(13,064,719)	(5,685,260)	2,866,962

Net gain (loss) on investments	251,788	16,276,806	23,311,054	12,628,047	606,679	40,864,551	(189,917)	16,445,091	(5,630,945)	5,995,183

Net increase (decrease) in net assets resulting from operations	214,564	15,186,869	27,011,577	10,773,887	1,389,773	37,567,013	508,515	16,725,992	(970,052)	5,793,744

Capital transactions:
Transfer of net premiums	228,863	8,925,494	104,923,126	72,427,416	3,533,737	105,026,846	153,500	83,964,958	4,266,309	13,921,321
Transfers due to death benefits	(19,450)	(335,654)	(1,003,484)	(692,828)	(461,637)	(1,880,715)	(42,267)	(1,398,610)	(559,223)	(152,994)
Transfers due to annuity benefit payments	-	(1,414)	(21,689)	(15,067)	(446)	(28,309)	-	(23,088)	(2,491)	(1,831)
Transfers due to withdrawal of funds	(434,215)	(8,051,401)	(10,046,563)	(6,576,474)	(3,917,022)	(14,697,126)	(3,041,780)	(18,765,587)	(4,938,948)	(3,781,707)
Transfers due to loans, net of repayments	(1,007)	(12,776)	(1,472)	(2,264)	(302)	(11,439)	-	(25,862)	4,206	(2,053)
Transfers due to cost of insurance	(11,034)	(156,390)	(834,378)	(555,058)	(84,839)	(948,805)	-	(828,250)	(112,132)	(75,544)
Transfers due to contingent deferred sales charges	(118)	(2,899)	(474)	(600)	(1,078)	(1,991)	(1,324)	(2,745)	(895)	(918)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(6,665)	(96,867)	(63,111)	(4,348)	(109,637)	-	(71,573)	(5,201)	(10,653)
Transfers between Sub-Accounts and to/from Fixed Account	(441,841)	1,812,991	(14,726,923)	(4,931,816)	2,266,575	(19,069,177)	(237,018)	(9,878,296)	3,026,856	12,312,981

Net increase (decrease) in net assets resulting from capital transactions	(678,802)	2,171,286	78,191,276	59,590,198	1,330,640	68,279,647	(3,168,889)	52,970,947	1,678,481	22,208,602

Total increase (decrease)	(464,238)	17,358,155	105,202,853	70,364,085	2,720,413	105,846,660	(2,660,374)	69,696,939	708,429	28,002,346

NET ASSETS, at beginning of the year	6,662,047	98,326,511	206,306,455	129,086,861	54,023,656	272,716,232	18,783,423	334,314,359	76,410,783	48,950,097

NET ASSETS, at end of the year	$6,197,809	$115,684,666	$311,509,308	$199,450,946	$56,744,069	$378,562,892	$16,123,049	$404,011,298	$77,119,212	$76,952,443

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2007

	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO VIT CommodityRealReturn Strategy Sub-Account
Investment income
Dividends	$777,912	$-	$2,405,910	$10,990,234	$21,571	$77,303	$152,195

Expenses
Mortality and expense risk fees and administrative charges	854,170	2,354,900	558,251	4,135,054	22,246	33,011	37,235

Net investment income (loss)	(76,258)	(2,354,900)	1,847,659	6,855,180	(675)	44,292	114,960

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,503,146	3,196,031	-	1,633,659	232,775	152,072	(25,952)
Realized gain distribution	-	-	938	-	-	-	-

Realized gain (loss)	3,503,146	3,196,031	938	1,633,659	232,775	152,072	(25,952)

Change in net unrealized appreciation/depreciation of investments	(787,390)	6,314,934	-	19,121,876	(162,101)	(80,998)	566,553

Net gain (loss) on investments	2,715,756	9,510,965	938	20,755,535	70,674	71,074	540,601

Net increase (decrease) in net assets resulting from operations	2,639,498	7,156,065	1,848,597	27,610,715	69,999	115,366	655,561

Capital transactions:
Transfer of net premiums	4,014,061	76,472,356	11,350,073	102,571,281	56,903	48,529	1,031,364
Transfers due to death benefits	(404,750)	(882,054)	(368,972)	(2,311,576)	-	(25,661)	(42,160)
Transfers due to annuity benefit payments	(1,840)	(16,220)	(31,832)	(53,930)	-	-	(473)
Transfers due to withdrawal of funds	(6,086,782)	(8,083,256)	(15,709,125)	(15,924,093)	(441,899)	(498,696)	(141,398)
Transfers due to loans, net of repayments	(4,519)	1,155	3,384	(9,059)	430	-	-
Transfers due to cost of insurance	(134,881)	(596,439)	(59,503)	(813,739)	-	-	(1,907)
Transfers due to contingent deferred sales charges	(2,054)	(907)	(1,072)	(2,584)	(158)	(451)	(2)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(26)	(67,905)	7,888	(102,059)	-	-	(1,792)
Transfers between Sub-Accounts and to/from Fixed Account	(3,455,442)	1,369,806	14,347,277	16,033,641	(75,680)	(168,461)	1,240,121

Net increase (decrease) in net assets resulting from capital transactions	(6,076,233)	68,196,536	9,538,118	99,387,882	(460,404)	(644,740)	2,083,753

Total increase (decrease)	(3,436,735)	75,352,601	11,386,715	126,998,597	(390,405)	(529,374)	2,739,314

NET ASSETS, at beginning of the year	77,238,491	146,555,041	43,495,039	283,281,239	1,835,462	2,621,686	1,860,485

NET ASSETS, at end of the year	$73,801,756	$221,907,642	$54,881,754	$410,279,836	$1,445,057	$2,092,312	$4,599,799

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Separate Account 4 (“Separate Account 4”) is a separate investment account established on July 9, 1998.

Massachusetts Mutual Life Insurance Company (“MassMutual”) maintains eight segments within Separate Account 4, they are: Panorama Premier Segment, Panorama Passage® Segment, MassMutual Artistry Segment, MassMutual Transitions® Segment, MassMutual EvolutionSM Segment, MassMutual Transitions SelectSM Segment, MassMutual Equity EdgeSM and MassMutual RetireEase SelectSM.

Panorama Passage® Segment contracts may have one of two mortality and expense risk charges calculated on the daily value of the assets invested. Tier One is contracts issued prior to May 1, 2003 during the first through tenth contract year. For these contracts the mortality and expense risk charge is 1.34%, on an annual basis, of the daily net asset value. Tier Two is contracts issued on or after May 1, 2003 during the first through tenth contract year. For these contracts the mortality and expense risk charge is 1.50%, on an annual basis, of the daily net asset value.

MassMutual Transitions® Segment contracts are available in two versions: (1) the Transitions Custom Plan and (2) the Transitions Package Plan. The Transitions Custom Plan allows contract owners to custom build their own contract by adding additional contract features to the standard Transitions Custom Plan contract. The Transitions Package Plan consists of three distinct packages of contract features called Transitions Package Plan I, Transitions Package Plan II, and Transitions Package Plan III. The Transitions Custom Plan and the Transition Package Plans have one of four expense charges calculated as a percentage of daily average account value. These expense charges all include a mortality and expense risk charge and an administrative charge and may include a charge for an elected feature on the Transitions Custom Plan only. The Transitions Custom Plan has a mortality and expense risk charge of 0.80%, an administrative charge of 0.15%, and expense charges on various elected features: Basic Death Benefit (0.00%), Basic Death Benefit with 5% roll-up feature (0.40%), Basic Death Benefit with Annual Ratchet feature (0.25%), Nursing Home waiver (0.05%), Earnings Enhancement Benefit (0.15%-0.30%) or 15% Cumulative to 30% Free Withdrawal (0.15%). The administrative expense charge for Transitions Package Plan I, II and III is 0.15%. The mortality and expense risk charge is 0.80%, 1.15% and 1.40% for the Transitions Package Plan I, II and III, respectively.

MassMutual Evolution SM Segment contracts may have one of eight expense charges calculated on the daily value of the assets invested in each fund. These expense charges all include a mortality and expense risk charge of 1.60% after September 8, 2008. Prior to September 8, 2008 the charge is 1.40% and 1.50% prior to September 1, 2006, an administrative charge (0.15%) and may include a charge for an elected feature. The eight expense charges vary depending on which feature or combinations of features have been chosen. These features are Basic Death Benefit (0.00%), Annual Ratchet Death Benefit (0.40%), Guaranteed Minimum Income Benefit (GMIB) (0.65%) or Guaranteed Minimum Accumulation Benefit (GMAB) (0.50% or, 0.40% for contracts issued prior to September 1, 2006). Tier 1 is contracts with an election of Basic Death Benefit; Tier 2 is contracts issued before September 1, 2006 with an election of Basic Death Benefit and GMAB; Tier 3 is contracts with an election of Basic Death Benefit and GMIB; Tier 4 is contracts with an election of Annual Ratchet Death Benefit; Tier 5 is contracts issued before September 1, 2006 with an election of Annual Ratchet Death Benefit and GMAB; Tier 6 is contracts with an election of Annual Ratchet Death Benefit and GMIB; Tier 7 is contracts issued on or after September 1, 2006 with an election of Basic Death Benefit and GMAB; Tier 8 is contracts issued on or after September 1, 2006 with an election of Annual Ratchet Death Benefit and GMAB.

MassMutual Equity EdgeSM Segment contracts may have three mortality and expense risk charges (“M&E fees”) calculated on the daily value of the assets invested in the MML Equity Index sub-account. The charge is currently equal, on an annual basis, to the following percentages of the daily value of the assets: Tier One is 1.55% M&E fees based on an elected benefit period of five years, Tier Two is 1.45% M&E fees based on an elected benefit period of seven years and Tier Three is 1.20% M&E fees based on an elected benefit period of ten years. Also, the 1.20% M&E fee is applicable to the MML Money Market sub-account.

MassMutual RetireEase SelectSM Segment contracts may have one of two expense charges calculated on the daily value of the assets invested. These expense charges each include a mortality and expense risk charge of 1.10% and an administrative charge

Notes To Financial Statements (Continued)

(0.15%). The two expense charges vary depending on whether the MassMutual Payment Protector feature has been chosen. If the feature is not elected, there is no additional charge. If the feature is elected there is an additional charge of 0.50%.

Separate Account 4 is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account 4 are clearly identified and distinguished from MassMutual’s other assets and liabilities. Separate Account 4 assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF SEPARATE ACCOUNT 4’S ASSETS

The following investment funds/portfolios were replaced (name change) with other mutual funds or liquidated effective April 28, 2006, see Note 9. American Century Variable Portfolios, Inc., American Funds Insurance Series, Calvert Variable Series, Inc., Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS® Variable Insurance Trust, Scudder Investment VIT Funds and T. Rowe Price Equity Series, Inc.

Separate Account 4 consists of fifty-five sub-accounts which invest in the following mutual funds of the same name unless stated otherwise:

AIM Variable Investment Funds (“AIM V.I.”), is an open-end, diversified, management company registered under the 1940 Act with three of its Funds available to Separate Account 4: AIM V.I. Financial Services Fund (Series I) AIM V.I. Global Health Care Fund (Series I) and AIM V.I. Technology Fund (Series I). Invesco Aim Advisors, Inc. is the investment adviser to the Funds. Advisory entities affiliated with Invesco Aim Advisors, Inc., serves as investment sub-adviser to the Funds.

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) is an open-end management investment company registered under the 1940 Act with one of its Portfolios available to Separate Account 4: Fidelity® VIP Contrafund® Portfolio (Initial Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolios. FMR Co., Inc., a wholly owned subsidiary of FMR and Fidelity Research & Analysis Company (formerly known as Fidelity Management & Research (Far East) inc.), serve as sub-advisers to these Portfolios. The following affiliates also serve as sub-advisers assisting FMR with foreign investments for the Fidelity® VIP Contrafund® Portfolio (Initial Class), Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited.

ING Variable Products Trust (“ING”) is an open-end, investment company registered under the 1940 Act with one of its Portfolios available to Separate Account 4: ING Global Real Estate Portfolio (Class S) (prior to September 6, 2008, this Portfolio was called ING VP Real Estate Portfolio). ING Investments, LLC is the investment adviser to this Portfolio. ING Clarion Real Estate Securities L.P. has been engaged by ING Investments LLC to serve as sub-adviser to this Portfolio.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with twenty-seven of its separate series (“MML Trust Funds”) available to Separate Account 4: MML Aggressive Allocation Fund (Initial Class and Service Class), MML Large Cap Growth Fund (Initial Class and Service Class) (the MML AllianceBernstein Large Cap Growth Sub-Account invests in this Fund), MML Small/Mid Cap Value Fund (Initial Class and Service Class) (prior to February 28, 2008, this Fund was called MML Small Cap Value Fund), (the MML AllianceBernstein Small/Mid Cap Value Sub-Account invests in this Fund) (prior to February 28, 2008, the Sub-Account was known as MML Goldman Sachs/AllianceBernstein Small Cap Value Sub-Account) (prior to November 28, 2007, the Sub-Account was known as MML Goldman Sachs Small Cap Value Sub-Account), MML Income & Growth Fund (Initial Class and Service Class) (the MML American Century Income & Growth Sub-Account invests in this Fund), MML Mid Cap Value Fund (Initial Class and Service Class) (the MML American Century Mid Cap Value Sub-Account invests in this Fund), MML American Funds Core Allocation Fund (Service Class I), MML American Funds Growth Fund (Service Class I), MML American Funds International Fund (Service Class I), MML Balanced Allocation Fund, MML Asset Allocation Fund (Initial Class and Service Class) (the MML Capital Guardian Asset Allocation Sub-Account invests in this Fund), MML Growth & Income Fund (Initial Class and Service Class) (the MML Capital Guardian Growth & Income Sub-Account invests in this Fund), MML Conservative Allocation Fund (Initial Class and Service Class), MML Large Cap Value Fund (Initial Class and Service Class) (the MML Davis Large Cap Value Sub-Account invests in this Fund), MML

Notes To Financial Statements (Continued)

Emerging Growth Fund (Initial Class and Service Class), MML Equity Index Fund (Class I and Service Class I), MML Growth Allocation Fund (Initial Class and Service Class), MML Concentrated Growth Fund (Classes I, II and Service Class I) (the MML Legg Mason Concentrated Growth Sub-Account invests in this Fund), MML Moderate Allocation Fund (Initial Class and Service Class), MML NASDAQ-100® Fund1 (Initial Class and Service Class) (prior to November 30, 2007, this Fund was called MML OTC 100 Fund) (prior to November 30, 2007, the Sub-Account was known as MML OTC 100 Sub-Account), MML Global Fund (Classes I, II and Service Class I) (the MML Neuberger Berman Global Sub-Account invests in this Fund), MML Small Cap Index Fund (Initial Class and Service Class), MML Blue Chip Growth Fund (Initial Class and Service Class) (the MML T. Rowe Price Blue Chip Growth Sub-Account invests in this Fund). MML Equity Income Fund (Initial Class and Service Class) (the MML T. Rowe Price Equity Income Sub-Account invests in this Fund), MML Growth Equity Fund (Initial Class and Service Class) (the MML T. Rowe Price Growth Equity Sub-Account invests in this Fund) (prior to November 28, 2007, the Sub-Account was known as MML GMO Growth Equity Sub-Account), MML Mid Cap Growth Fund (Initial Class and Service Class) (the MML T. Rowe Price Mid Cap Growth Sub-Account invests in this Fund), MML Foreign Fund (Initial Class and Service Class) (the MML Templeton Foreign Sub-Account invests in this Fund) and MML Small Cap Growth Equity Fund (Initial Class and Service Class) (the MML W&R/Wellington Small Cap Growth Equity Sub-Account invests in this Fund).

MassMutual serves as investment adviser to each of these MML Trust Funds pursuant to an investment management agreement.

MassMutual has entered into a sub-advisory agreement with AllianceBernstein L.P., to serve as the investment sub-adviser to the MML Large Cap Growth Fund (Initial Class and Service Class) and MML Small/Mid Cap Value Fund (Initial Class and Service Class) (prior to February 28, 2008, Goldman Sachs Asset Management, L.P. and AllianceBernstein L.P. were the Fund’s investment sub-advisers). MassMutual has entered into a sub-advisory agreement with American Century Investment Management, Inc. (“American Century”) whereby American Century manages the investments of the MML Income & Growth Fund (Initial Class and Service Class) and MML Mid Cap Value Fund (Initial Class and Service Class). MassMutual has entered into a sub-advisory agreement with Capital Guardian Trust Company (“Capital Guardian”) whereby Capital Guardian manages the investments of the MML Asset Allocation Fund (Initial Class and Service Class) and MML Growth & Income Fund (Initial Class and Service Class). MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-adviser to the MML Large Cap Value Fund (Initial Class and Service Class). MassMutual has entered into sub-advisory agreements with Essex Investment Management Company, LLC and Insight Capital Research & Management, Inc. pursuant to which each serves as investment sub-adviser to a portion of the MML Emerging Growth Fund (Initial Class) (prior to September 10, 2008, Delaware Management Company and Insight Capital Research & Management, Inc. were the Funds’ investment sub-advisers). MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class I and Service Class I), MML NASDAQ-100® Fund (Initial Class and Service Class) and MML Small Cap Index Fund (Initial Class and Service Class). MassMutual has entered into a sub-advisory agreement with Legg Mason Capital Management, Inc., to serve as the investment sub-adviser to the MML Concentrated Growth Fund (Classes I, II and Service Class I). MassMutual has entered into a sub-advisory agreement with Neuberger Berman Management, Inc., to serve as the investment sub-adviser to the MML Global Fund (Classes I, II and Service Class I). MassMutual has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. (“T. Rowe Price”) whereby T. Rowe Price manages the investments of the MML Blue Chip Growth Fund (Initial Class and Service Class), MML Equity Income Fund (Initial Class and Service Class), MML Growth Equity Fund (Initial Class and Service Class) (prior to November 28, 2007, Grantham, Mayo, Van Otterloo & Co. LLC was the Funds’ investment sub-adviser) and MML Mid Cap Growth Fund (Initial Class and Service Class). MassMutual has entered into a sub-advisory agreement with Templeton Investment Counsel, LLC, to serve as the investment sub-adviser to the MML Foreign Fund (Initial Class and Service Class). MassMutual has entered into sub-advisory agreements with Wellington Management Company, LLP and Waddell & Reed Investment Management Company pursuant to which each serves as the investment sub-adviser to the MML Small Cap Growth Equity Fund (Initial Class and Service Class).

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with all of its ten separate Series (“MML II Trust Funds”) available to Separate Account 4: MML Blend Fund (Initial Class and Service Class) (the MML Babson Blend Sub-Account invests in this Fund), MML Enhanced Index Core Equity Fund

[1]

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund/Sub-Account has not been passed on by NASDAQ as to its legality or suitability. The Fund/Sub-Account is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ makes no warranties and bears no liability with respect to The Fund/Sub-Account.

Notes To Financial Statements (Continued)

(Initial Class and Service Class) (the MML Babson Enhanced Index Core Equity Sub-Account invests in this Fund), MML Inflation-Protected and Income Fund (Initial Class and Service Class) (prior to May 1, 2008, this Fund was known as MML Inflation-Protected Bond Fund) (the MML Babson Inflation Protected and Income Sub-Account invests in this Fund) (prior to May 1, 2008, this Sub-Account was known as MML Inflation-Protected Bond Sub-Account) (Initial Class and Service Class). MML Managed Bond Fund (Initial Class and Service Class) (the MML Babson Managed Bond Sub-Account invests in this Fund), MML China Fund (Class I and Service Class I) (the MML Baring China Sub-Account invests in this Fund), MML Money Market Fund, MML Small Cap Equity Fund (Initial Class and Service Class) (the MML Oppenheimer Small Cap Equity Sub-Account invests in this Fund), MML Small Company Opportunities Fund (Initial Class and Service Class) (The MML Oppenheimer Small Company Opportunities Sub-Account invests in this Fund), MML Equity Fund (Initial Class and Service Class) (the MML Oppenheimer/Bernstein Equity Sub-Account invests in this Fund) and MML Strategic Emerging Markets Fund (Class I and Service Class I) (the MML Baring Strategic Emerging Markets Sub-Account invests in this Fund).

MassMutual serves as investment adviser to each of these MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly owned subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund (Initial Class and Service Class), MML Enhanced Index Core Equity Fund (Initial Class and Service Class), MML Inflation-Protected and Income Fund (Initial Class and Service Class), MML Managed Bond Fund (Initial Class and Service Class) and MML Money Market Fund. MassMutual has entered into a sub-advisory agreement with Baring International Investment Limited to serve as the investment sub-adviser to the MML China Fund (Class I and Service Class I) and MML Strategic Emerging Markets Fund (Class I and Service Class I). MassMutual has entered into a sub-advisory agreement with OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, to serve as the investment sub-adviser to the MML Small Cap Equity Fund (Initial Class and Service Class) and MML Small Company Opportunities Fund (Initial Class and Service Class). MassMutual has entered into sub-advisory agreements with OppenheimerFunds, Inc., and AllianceBernstein L.P. pursuant to which each serves as the investment sub-adviser to the MML Equity Fund (Initial Class and Service Class).

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with nine of its Funds available to Separate Account 4: Oppenheimer Balanced Fund/VA (Service and Non-Service Shares), Oppenheimer Capital Appreciation Fund/VA (Service and Non-Service Shares), Oppenheimer Core Bond Fund/VA (Service and Non-Service Shares), Oppenheimer Global Securities Fund/VA (Service and Non-Service Shares), Oppenheimer High Income Fund/VA (Service and Non-Service Shares), Oppenheimer Main Street Fund®/VA (Service and Non-Service Shares), Oppenheimer MidCap Fund/VA (Service and Non-Service Shares), Oppenheimer Money Fund/VA (Service and Non-Service Shares), and Oppenheimer Strategic Bond Fund/VA (Service and Non-Service Shares). OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, serves as investment adviser to these Oppenheimer Funds.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with three of its Fund/Portfolios available to Separate Account 4: Oppenheimer International Growth Fund/VA, Panorama Growth Portfolio and Panorama Total Return Portfolio. OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, serves as the investment adviser to the Fund/Portfolios.

PIMCO Variable Insurance Trust (“PIMCO”) is an open-end, investment company registered under the 1940 Act with one of its Portfolios available to Separate Account 4: PIMCO VIT CommodityRealReturn™ Strategy Portfolio (Advisor Class). Pacific Investment Management Company LLC is the investment adviser to this Portfolio.

In addition to the fifty-five sub-accounts, some contract owners may also allocate funds to the Fixed Account which is part of MassMutual’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by Separate Account 4 in preparation of the financial statements in conformity with U.S. generally accepted accounting principles (hereinafter referred to has “generally accepted accounting principles”).

Notes To Financial Statements (Continued)

A.	Investment Valuation

Investments in the investment sub-accounts are valued at the closing net asset value of each of the respective underlying Funds/Portfolios which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and they are generally reinvested in the underlying investment sub-accounts.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account 4 is part of MassMutual’s total operations and is not taxed separately. Separate Account 4 is not taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on Separate Account 4’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account 4.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the participants may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, Separate Account 4 transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of Separate Account 4 by an equal amount. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

Separate Account 4 maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust Separate Account 4. Net transfers from Separate Account 4 to MassMutual totaled $544,029 and $1,152,813 for the years ended December 31, 2008 and 2007, respectively. The reserve is subject to a maximum of 3% of Separate Account 4’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1994 MGD8 table, except for the MassMutual RetireEase Select SM Segment which uses the Annuity 2000 table.

4.	FAIR VALUE OF FINANCIAL STATEMENTS

SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, Separate Account 4 generally, uses market approach as the valuation technique due to the nature of the mutual fund investments offered in Separate Account 4. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Notes To Financial Statements (Continued)

Valuation Inputs: Various inputs are used to determine the value of the fund’s investments.

These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of Separate Account 4 are measured at fair value on a recurring basis. All the net assets are categorized as Level 1 as of December 31, 2008.

Separate Account 4 does not have any assets or liabilities reported at fair value on a non-recurring basis required to be disclosed under SFAS 157.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The contracts are sold by both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (“MML Distributors”), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual and the Separate Account 4, MMLISI serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority. Commissions for sales of contracts by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the contracts.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and Separate Account 4.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	AIM V.I. Financial Services Sub-Account	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	ING Global Real Estate Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Large Cap Growth Sub-Account
	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)	(Initial Class)	(Service Class 2)		(Initial Class)	(Service Class)	(Initial Class)

Cost of purchases	$2,672,769	$247,783	$4,464,574	$360,730	$1,401,614	$69,438	$62,903,489	$7,235,965	$5,324,251	$35,109,984	$3,910,100	$2,107,703
Proceeds from sales	(1,308,334)	(931)	(4,133,863)	(3,496)	(2,609,015)	(145)	(52,969,589)	(57,682)	(2,476,964)	(2,017,903)	(100,979)	(6,469,608)

	MML AllianceBernstein Large Cap Growth Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Funds Core Allocation Sub-Account	MML American Funds Growth Sub-Account	MML American Funds International Sub-Account	MML Babson Blend Sub-Account	MML Babson Blend Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)				(Initial Class)	(Service Class)
Cost of purchases	$161,986	$22,684,876	$1,449,373	$2,994,425	$563,550	$25,297,290	$2,169,206	$67,076,426	$6,011,588	$6,251,965	$5,023,384	$1,696,481
Proceeds from sales	(483)	(29,739,109)	(7,164)	(10,982,576)	(14,419)	(60,769,855)	(11,214)	(119,830)	(39,481)	(22,067)	(14,666,532)	(106,291)

	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Baring China Sub-Account	MML Baring Strategic Emerging Markets Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Asset Allocation Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Service Class I)	(Initial Class)	(Service Class)
Cost of purchases	$950,729	$117,528	$48,574,746	$5,957,564	$36,729,560	$7,751,315	$118,814,161	$48,516,530	$232,432	$559,297	$8,402,181	1,753,518
Proceeds from sales	(2,740,748)	(17,988)	(78,513,801)	(177,057)	(65,183,442)	(94,768)	(10,054,189)	(94,693)	(15,438)	(2,924)	(35,893,278)	(88,921)

	MML Capital Guardian Growth & Income Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Davis Large Cap Value Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)	(Initial Class)	(Service Class)
Cost of purchases	$9,087,588	$1,294,986	$71,990,593	$37,662,281	$19,487,534	$4,894,220	$1,710,146	$126,207	$5,075,592	$403,744	$494,799,314	$181,840,108
Proceeds from sales	(29,854,806)	(57,627)	(12,379,895)	(470,860)	(19,734,084)	(72,642)	(2,016,668)	(1,089)	(6,430,757)	(687)	(11,521,434)	(154,905)

	MML Legg Mason Concentrated Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML NASDAQ-100® Sub-Account	MML Neuberger Berman Global Sub-Account	MML Neuberger Berman Global Sub-Account	MML Neuberger Berman Global Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account
	(Class I)	(Class II)	(Service Class I)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Class I)	(Class II)	(Service Class I)	(Initial Class)
Cost of purchases	$5,688,458	$511,455	$460,468	$331,305,022	$145,051,952	$41,363,577	$1,179,208	$190,586	$1,766,651	$186,409	$217,791	$1,742,213
Proceeds from sales	(4,560,351)	(2,100,290)	(14,611)	(10,658,090)	(921,898)	(13,924,666)	(1,161,211)	(222)	(1,856,921)	(1,831,501)	(22,856)	(3,866,615)

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account	MML Small Cap Index Sub-Account	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Growth Equity Sub-Account

	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)
Cost of purchases	$348,496	$3,661,616	$381,487	$5,378,649	$1,956,413	$2,997,014	$1,189,318	$7,036,827	$1,779,669	$32,766,576	$6,205,906	$1,677,103
Proceeds from sales	(89,629)	(7,341,016)	(14,919)	(8,088,361)	(273,582)	(6,809,498)	(74,539)	(9,384,073)	(17,937)	(44,108,643)	(15,124)	(875,543)

	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Non-Service)	(Service)	(Non-Service)	(Service)
Cost of purchases	$330,969	$14,195,443	$3,765,528	$36,974,988	$1,702,105	$16,706,274	$755,213	$8,400,761	$906,324	$42,768,167	$998,004	$807,487
Proceeds from sales	(5,550)	(21,976,988)	(134,963)	(32,601,617)	(87,940)	(22,369,088)	(5,277)	(11,482,863)	(82,115)	(46,708,064)	(22,322)	(4,152,177)

	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account
	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)		(Non-Service)
Cost of purchases	$57,323,956	$3,367,530	$9,956,625	$242,138	$19,414,380	$2,413,412	$7,404,587	$124,284	$33,656,047	$219,995	$55,513,733	$75,677,164
Proceeds from sales	(48,341,200)	(114,729)	(15,333,026)	(4,789)	(15,213,145)	(58,190)	(13,028,735)	(11,876)	(27,249,444)	(694)	(32,113,986)	(90,052,677)

	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO Commodity Real Return Strategy Sub-Account
	(Service)
Cost of purchases	$11,597,270	$65,466	$194,324	$22,183,768
Proceeds from sales	(128,190)	(368,350)	(566,160)	(8,087,818)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2008 were as follows:

December 31, 2008	AIM V.I. Financial Services Sub-Account	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	ING Global Real Estate Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account
	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)	(Initial Class)	(Service Class 2)		(Initial Class)	(Service Class)

Units purchased	54,667	52,835	52,598	32,144	63,172	9,102	2,395,495	746,291	325,355	2,781,800	573,341
Units withdrawn	(66,295)	(34)	(164,388)	(39)	(173,094)	(10)	(2,437,603)	(11,254)	(58,099)	(56,668)	(1,201)
Units transferred between Sub-Accounts and to/from the Fixed Account	207,541	4,545	(75,656)	213	(58,308)	335	996,759	10,535	(48,449)	594,306	34

Net increase (decrease)	195,913	57,346	(187,446)	32,318	(168,230)	9,427	954,651	745,572	218,807	3,319,438	572,174

December 31, 2008 (Continued)	MML AllianceBernstein Large Cap Growth Sub-Account	MML AllianceBernstein Large Cap Growth Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Funds Core Allocation Sub-Account	MML American Funds Growth Sub-Account	MML American Funds International Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)

Units purchased	146,599	22,922	915,392	206,581	168,803	68,751	1,207,956	236,133	8,287,645	789,295	815,369
Units withdrawn	(404,146)	(1)	(1,093,679)	(228)	(631,981)	(32)	(1,850,870)	(398)	(13,775)	(990)	(772)
Units transferred between Sub-Accounts and to/from the Fixed Account	(179,181)	355	(36,927)	(5,878)	(185,381)	626	(3,103,632)	(1,258)	349,873	105,932	52,979

Net increase (decrease)	(436,728)	23,276	(215,214)	200,475	(648,559)	69,345	(3,746,546)	234,477	8,623,743	894,237	867,576

December 31, 2008 (Continued)	MM Babson Blend Sub-Account	MM Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Baring China Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)

Units purchased	191,208	167,981	46,156	13,295	1,758,552	606,980	1,495,523	711,387	10,437,933	6,298,181	24,266
Units withdrawn	(817,593)	(1,242)	(176,708)	(1,310)	(2,391,009)	(10,095)	(2,372,533)	(17,371)	(364,021)	(21,407)	(10)
Units transferred between Sub-Accounts and to/from the Fixed Account	(350,264)	(2,223)	(39,598)	17	(5,025,886)	(21,630)	(3,806,233)	(2,078)	1,001,980	32,962	3,013

Net increase (decrease)	(976,649)	164,516	(170,150)	12,002	(5,658,343)	575,255	(4,683,243)	691,938	11,075,892	6,309,736	27,269

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2008 (Continued)	MML Baring Strategic Emerging Markets Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Davis Large Cap Value Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Emerging Growth Sub-Account
	(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)

Units purchased	66,517	658,672	192,487	516,869	168,677	4,565,401	4,714,768	1,539,782	576,874	68,367	13,703
Units withdrawn	(71)	(1,671,229)	(532)	(1,567,346)	(262)	(437,790)	(42,387)	(1,242,269)	(16,764)	(76,889)	(66)
Units transferred between Sub-Accounts and to/from the Fixed Account	16,059	(1,085,661)	2,026	(464,146)	9,395	2,083,842	10,404	582,771	31,344	(22,865)	935

Net increase (decrease)	82,505	(2,098,218)	193,981	(1,514,623)	177,810	6,211,453	4,682,785	880,284	591,454	(31,387)	14,572

December 31, 2008 (Continued)	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASQAQ-100® Sub-Account
	(Class I)	(Service Class I)	(Initial Class)	(Service Class)	(Class I)	(Class II)	(Service Class I)	(Initial Class)	(Service Class)		(Initial Class)
Units purchased	414,058	48,759	48,508,207	25,862,917	220,988	16,760	71,692	32,211,743	19,570,644	510,172	53,699
Units withdrawn	(339,464)	(3)	(1,033,156)	(147,954)	(201,609)	(135,267)	(192)	(842,322)	(83,049)	(734,412)	(60,568)
Units transferred between Sub-Accounts and to/from the Fixed Account	(129,725)	761	1,373,065	47,772	170,692	(41,466)	2,412	1,230,442	(161,009)	2,951,109	(40,301)

Net increase (decrease)	(55,131)	49,517	48,848,116	25,762,735	190,071	(159,973)	73,912	32,599,863	19,326,586	2,726,869	(47,170)

December 31, 2008 (Continued)	MML NASQAQ-100® Sub-Account	MML Neuberger Berman Global Sub-Account	MML Neuberger Berman Global Sub-Account	MML Neuberger Berman Global Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account	MML Small Cap Index Sub-Account
	(Service Class)	(Class I)	(Class II)	(Service Class I)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)

Units purchased	17,324	88,477	11,192	29,701	87,312	43,414	138,109	46,880	378,900	236,069	123,943
Units withdrawn	(20)	(107,587)	(161,608)	(23)	(219,921)	(64)	(260,415)	(73)	(401,714)	(353)	(283,979)
Units transferred between Sub-Accounts and to/from the Fixed Account	4,809	3,074	(48,919)	(165)	(24,188)	(508)	(169,926)	6	(224,854)	999	(124,767)

Net increase (decrease)	22,113	(16,036)	(199,335)	29,513	(156,797)	42,842	(292,232)	46,813	(247,668)	236,715	(284,803)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2008 (Continued)	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML Templeton Foreign Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)

Units purchased	128,103	366,482	219,117	1,651,428	716,957	108,031	52,837	938,406	556,282	1,242,466	167,926
Units withdrawn	(3,847)	(512,314)	(413)	(2,060,103)	(694)	(78,927)	(2)	(991,384)	(4,802)	(1,312,847)	(3,647)
Units transferred between Sub-Accounts and to/from the Fixed Account	(1,567)	2,198	8,088	(537,745)	8,555	57,891	187	(105,176)	(7,698)	761,504	(731)

Net increase (decrease)	122,689	(143,634)	226,792	(946,420)	724,818	86,995	53,022	(158,154)	543,782	691,123	163,548

December 31, 2008 (Continued)	MML W&R/Wellington Small Cap Growth Equity Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer High Income Sub-Account
	(Initial Class)	(Service Class)	(Non-Service)	(Service)	(Non-Service)	(Service)		(Non-Service)	(Service)	(Non-Service)	(Service)

Units purchased	690,010	84,809	233,690	110,234	1,300,352	120,635	5,197	1,340,914	339,134	126,520	85,111
Units withdrawn	(868,151)	(118)	(530,961)	(365)	(2,302,421)	(188)	(213,849)	(2,280,857)	(1,020)	(777,247)	(65)
Units transferred between Sub-Accounts and to/from the Fixed Account	26,021	(1,289)	(289,979)	6,147	2,884,689	12,864	(58,874)	(156,570)	(2,366)	392,637	10,127

Net increase (decrease)	(152,120)	83,402	(587,250)	116,016	1,882,620	133,311	(267,526)	(1,096,513)	335,748	(258,090)	95,173

December 31, 2008 (Continued)	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account
	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)		(Non-Service)	(Service)

Units purchased	903,573	227,123	141,747	13,920	788,607	31,047	391,618	3,063,797	1,124,498	4,444	8,940
Units withdrawn	(442,217)	(6,733)	(802,966)	(12)	(1,167,832)	(93)	(1,906,555)	(2,929,641)	(9,607)	(25,196)	(33,896)
Units transferred between Sub-Accounts and to/from the Fixed Account	(214,091)	(4,626)	(294,322)	(185)	2,821,835	1,004	3,500,318	(3,622,803)	(12,499)	(6,958)	(2,168)

Net increase (decrease)	247,265	215,764	(955,541)	13,723	2,442,610	31,958	1,985,381	(3,488,647)	1,102,392	(27,710)	(27,124)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2008 (Continued)	PIMCO Commodity Real Return Strategy Sub-Account

Units purchased	419,547
Units withdrawn	(142,160)
Units transferred between Sub-Accounts and to/from the Fixed Account	878,079

Net increase (decrease)	1,155,466

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2007	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund® Sub-Account	ING VP Real Estate Sub-Account	MML AllianceBernstein Large Cap Growth Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation-Protected Bond Sub-Account	MML Babson Managed Bond Sub-Account

Units purchased	67,414	63,607	89,127	6,606,767	270,767	110,661	199,189	6,427,984	172,293	46,323	9,363,404	5,780,722
Units withdrawn	(33,678)	(96,740)	(134,919)	(1,196,490)	(35,239)	(273,373)	(348,749)	(970,247)	(502,590)	(98,320)	(1,258,608)	(1,175,973)
Units transferred between Sub-Accounts and to/from the Fixed Account	(89,655)	(73,109)	(79,193)	(947,199)	(39,834)	(119,705)	(129,197)	999,148	(197,512)	(20,865)	738,856	772,779

Net increase (decrease)	(55,919)	(106,242)	(124,985)	4,463,078	195,694	(282,417)	(278,757)	6,456,885	(527,809)	(72,862)	8,843,652	5,377,528

December 31, 2007 (Continued)	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Goldman Sachs/ AllianceBernstein Small Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML Neuberger Berman Global Sub-Account	MML Neuberger Berman Global Sub-Account

							(Class II)	(Class I)			(Class II)	(Class I)
Units purchased	958,709	689,178	5,786,247	80,681	1,078,136	5,517,934	17,334	220,872	47	44,586	14,754	55,322
Units withdrawn	(781,813)	(768,333)	(672,695)	(40,427)	(193,766)	(582,604)	(183,320)	(66,401)	(1)	(31,652)	(143,857)	(34,409)
Units transferred between Sub-Accounts and to/from the Fixed Account	59,509	(492,454)	242,411	82,298	(53,539)	2,284,459	(20,316)	66,906	(7)	28,697	(50,878)	(6,019)

Net increase (decrease)	236,405	(571,609)	5,355,963	122,552	830,831	7,219,789	(186,302)	221,377	39	41,631	(179,981)	14,894

December 31, 2007 (Continued)	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account

Units purchased	102,772	235,624	375,148	130,172	269,686	6,773,229	21,516	739,204	6,402,734	4,836,298	272,751	8,089,636
Units withdrawn	(129,673)	(116,374)	(244,940)	(137,087)	(182,569)	(960,789)	(48,732)	(428,202)	(730,128)	(511,063)	(321,108)	(1,367,711)
Units transferred between Sub-Accounts and to/from the Fixed Account	(36,431)	(17,282)	245,811	(94,816)	(76,252)	383,192	(42,849)	196,619	(919,348)	(337,333)	166,025	(1,401,279)

Net increase (decrease)	(63,332)	101,968	376,019	(101,731)	10,865	6,195,632	(70,065)	507,621	4,753,258	3,987,902	117,668	5,320,646

December 31, 2007 (Continued)	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO VIT CommodityRealReturn Strategy Sub-Account

Units purchased	9,685	5,115,833	347,646	739,773	305,252	5,505,509	1,060,889	8,584,618	4,513	3,929	101,882
Units withdrawn	(193,634)	(1,188,424)	(416,165)	(197,662)	(531,129)	(746,715)	(1,446,264)	(1,462,780)	(29,340)	(35,659)	(18,677)
Units transferred between Sub-Accounts and to/from the Fixed Account	(15,158)	(558,528)	239,152	627,331	(270,945)	108,582	1,286,038	1,155,731	(5,529)	(10,544)	120,588

Net increase (decrease)	(199,107)	3,368,881	170,633	1,169,442	(496,822)	4,867,376	900,663	8,277,569	(30,356)	(42,274)	203,793

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2008 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
AIM V.I. Financial Services Sub-Account (Series I)
2008	617,018	$3.47 to $4.34	$2,632,845	3.05%	0.95% to 2.60%	(60.49)% to (59.83)%
2007	421,105	8.79 to 10.81	4,573,550	1.59	0.95 to 2.60	(24.23) to (22.96)
2006	477,024	11.60 to 14.04	6,754,244	1.63	0.95 to 2.60	14.12 to 15.34
2005	479,067	10.23 to 12.17	5,982,298	1.39	0.95 to 2.70	3.02 to 4.91
2004	476,787	9.93 to 11.60	5,721,106	0.82	0.95 to 2.80	(0.72) to 7.65

AIM V.I. Financial Services Sub-Account (Series II)
2008[6]	57,346	3.50 to 4.07	226,088	7.15	1.15 to 2.65	(47.74) to (47.50)

AIM V.I. Global Health Care Sub-Account (Series I)
2008	1,027,818	8.10 to 9.85	9,816,130	-	0.95 to 2.60	(30.45) to (29.30)
2007	1,215,264	11.64 to 13.93	16,492,387	-	0.95 to 2.60	8.97 to 10.79
2006	1,321,506	10.68 to 12.57	16,239,212	-	0.95 to 2.60	3.14 to 4.24
2005	1,366,824	10.43 to 12.06	16,151,858	-	0.95 to 2.70	5.20 to 7.13
2004	1,271,343	9.91 to 11.26	14,053,380	-	0.95 to 2.80	(0.89) to 6.55

AIM V.I. Global Health Care Sub-Account (Series II)
2008[6]	32,318	8.16 to 9.58	297,723	-	1.15 to 2.65	(24.59) to (24.24)

AIM V.I. Technology Sub-Account (Series I)
2008	849,743	5.97 to 6.48	4,138,682	-	0.95 to 2.60	(45.93) to (45.03)
2007	1,017,973	11.04 to 11.79	8,862,194	-	0.95 to 2.60	4.92 to 6.68
2006	1,142,958	10.52 to 11.06	8,486,976	-	0.95 to 2.60	8.28 to 9.44
2005	1,156,994	9.78 to 10.10	7,815,147	-	0.95 to 2.70	(0.61) to 1.21
2004	1,278,112	9.84 to 9.98	7,984,172	-	0.95 to 2.80	(1.59) to 3.64

AIM V.I. Technology Sub-Account (Series II)
2008[6]	9,427	6.01 to 7.99	65,850	-	1.15 to 2.65	(33.46) to (33.14)

Fidelity® VIP Contrafund® Sub-Account (Initial Class)
2008	25,936,847	8.56 to 10.81	258,786,612	1.01	0.95 to 2.60	(43.99) to (43.06)
2007	24,982,196	15.29 to 18.98	444,382,464	1.04	0.95 to 2.60	14.56 to 16.47
2006	20,519,118	13.35 to 16.29	319,861,109	1.35	0.95 to 2.60	9.49 to 10.66
2005	14,646,016	12.27 to 14.72	213,248,552	0.24	0.95 to 2.70	13.75 to 15.83
2004	9,266,749	10.79 to 12.71	122,073,857	0.27	0.95 to 2.80	7.86 to 14.39

Fidelity® VIP Contrafund® Sub-Account (Service Class 2)
2008[6]	745,572	8.63 to 9.79	7,060,203	2.36	1.15 to 2.65	(30.55) to (30.22)

ING Global Real Estate Sub-Account
2008	863,923	6.90 to 7.18	6,154,981	1.81	0.95 to 2.65	(34.04) to (29.29)
2007	645,116	9.88 to 10.16	6,525,493	2.68	0.95 to 2.60	(18.50) to (17.13)
2006	449,422	12.12 to 12.26	5,501,414	1.51	0.95 to 2.60	21.73 to 22.58

MML Aggressive Allocation Sub-Account (Initial Class)
2008[5]	3,319,438	6.71 to 6.82	22,566,626	-	0.95 to 2.60	(32.87) to (31.82)

MML Aggressive Allocation Sub-Account (Service Class)
2008[5]	572,174	6.71 to 6.79	3,883,366	-	1.15 to 2.65	(29.77) to (29.44)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML AllianceBernstein Large Cap Growth Sub-Account (Initial Class)
2008	2,631,117	$6.42 to $7.43	$18,558,449	-%	0.95% to 2.60%	(42.35)% to (41.39)%
2007	3,067,845	11.14 to 12.68	36,744,265	0.15	0.95 to 2.60	10.64 to 12.49
2006	3,350,262	10.06 to 11.28	35,461,179	0.19	0.95 to 2.60	2.78 to 3.88
2005	3,489,393	9.86 to 10.85	35,275,200	0.38	0.95 to 2.70	2.79 to 4.68
2004	3,528,328	9.59 to 10.37	33,560,836	0.13	0.95 to 2.80	(4.11) to 2.29

MML AllianceBernstein Large Cap Growth Sub-Account (Service Class)
2008[6]	23,276	6.47 to 8.00	167,683	-	1.15 to 2.65	(28.29) to (27.95)

MML AllianceBernstein Small/Mid Cap Value Sub-Account (Initial Class)
2008	17,446,395	6.76 to 10.27	133,616,330	-	0.95 to 2.60	(39.93) to (38.93)
2007	17,661,609	11.26 to 16.81	224,107,240	1.09	0.95 to 2.60	(20.42) to (19.09)
2006	10,441,820	14.15 to 20.78	171,008,074	0.47	0.95 to 2.60	16.72 to 18.73
2005	6,204,530	12.12 to 17.50	90,515,290	0.72	0.95 to 2.70	5.80 to 7.74
2004	2,343,925	11.46 to 16.25	36,483,476	0.15	0.95 to 2.80	14.56 to 22.58

MML AllianceBernstein Small/Mid Cap Value Sub-Account (Service Class)
2008[6]	200,475	6.82 to 7.46	1,469,806	-	1.15 to 2.65	(35.17) to (34.87)

MML American Century Income & Growth Sub-Account (Initial Class)
2008	3,684,119	7.50 to 9.08	33,135,692	-	0.95 to 2.60	(36.44) to (35.38)
2007	4,332,678	11.79 to 14.05	60,683,889	1.54	0.95 to 2.60	(3.33) to (1.71)
2006	4,611,435	12.20 to 14.29	66,137,162	1.56	0.95 to 2.60	14.77 to 16.00
2005	4,903,563	10.70 to 12.32	60,951,317	1.96	0.95 to 2.70	1.78 to 3.64
2004	4,824,405	10.51 to 11.89	58,322,153	1.29	0.95 to 2.80	5.11 to 11.92

MML American Century Income & Growth Sub-Account (Service Class)
2008[6]	69,345	7.56 to 8.52	576,721	-	1.15 to 2.65	(26.06) to (25.71)

MML American Century Mid Cap Value Sub-Account (Initial Class)
2008	19,222,109	8.66 to 10.85	189,080,000	-	0.95 to 2.60	(26.45) to (25.22)
2007	22,968,655	11.77 to 14.51	304,239,202	1.19	0.95 to 2.60	(4.84) to (3.25)
2006	16,511,770	12.37 to 15.00	232,172,827	1.18	0.95 to 2.60	13.81 to 15.77
2005	11,642,386	10.87 to 12.96	146,605,421	0.74	0.95 to 2.70	2.17 to 4.04
2004	6,973,450	10.64 to 12.45	89,673,643	0.83	0.95 to 2.80	6.37 to 13.25

MML American Century Mid Cap Value Sub-Account (Service Class)
2008[6]	234,477	8.72 to 9.56	2,201,697	-	1.15 to 2.65	(25.00) to (24.64)

MML American Funds Core Allocation Sub-Account
2008[6]	8,623,743	7.83 to 7.86	67,775,784	-	1.15 to 2.65	(21.73) to (21.36)

MML American Funds Growth Sub-Account
2008[6]	894,237	6.67 to 6.70	5,985,439	-	1.15 to 2.65	(33.33) to (33.01)

MML American Funds International Sub-Account
2008[6]	867,576	7.24 to 7.27	6,304,084	-	1.15 to 2.65	(27.61) to (27.27)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Babson Blend Sub-Account (Initial Class)
2008	4,181,157	$8.84 to $10.50	$40,282,036	3.04%		0.95% to 2.60%	(24.72)% to (23.46)%
2007	5,157,806	11.74 to 13.72	65,030,667	3.01		0.95 to 2.60	3.17 to 4.90
2006	5,685,615	11.38 to 13.08	68,228,655	2.82		0.95 to 2.60	9.55 to 10.72
2005	2,842,948	10.46 to 11.82	29,995,757	2.73		0.95 to 2.70	1.81 to 3.68
2004	2,936,037	10.27 to 11.40	29,825,259	2.72		0.95 to 2.80	2.71 to 7.65

MML Babson Blend Sub-Account (Service Class)
2008[6]	164,516	8.91 to 9.89	1,593,522	2.31		1.15 to 2.65	(18.11) to (17.73)

MML Babson Enhanced Index Core Equity Sub-Account (Initial Class)
2008	1,038,617	7.48 to 8.78	8,779,691	1.85		0.95 to 2.60	(38.90) to (37.89)
2007	1,208,767	12.24 to 14.14	16,480,282	1.26		0.95 to 2.60	1.72 to 3.42
2006	1,281,629	12.03 to 13.67	16,863,309	1.44		0.95 to 2.60	13.84 to 15.06
2005	400,588	10.64 to 11.88	4,690,219	1.25	[4]	0.95 to 2.70	2.63 to 4.51
2004	421,533	10.36 to 11.37	4,718,945	1.45	[4]	0.95 to 2.80	3.64 to 9.84

MML Babson Enhanced Index Core Equity Sub-Account (Service Class)
2008[6]	12,002	7.53 to 8.62	100,012	2.70		1.15 to 2.65	(28.50) to (28.16)

MML Babson Inflation-Protected and Income Sub-Account (Initial Class)
2008	22,428,025	9.56 to 11.12	231,483,141	5.88		0.95 to 2.60	(6.81) to (5.26)
2007	28,086,368	10.26 to 11.73	306,631,484	4.41		0.95 to 2.60	4.74 to 6.49
2006	19,242,716	9.80 to 11.02	199,161,043	3.97		0.95 to 2.60	(1.68) to 0.02
2005	11,734,912	9.96 to 11.02	123,452,124	5.55	[4]	0.95 to 2.70	(1.15) to 0.66
2004	4,519,520	10.08 to 10.94	48,866,901	4.51	[4]	0.95 to 2.80	0.79 to 5.24

MML Babson Inflation-Protected and Income Sub-Account (Service Class)
2008[6]	575,255	9.64 to 10.25	5,852,201	0.63		1.15 to 2.65	(8.88) to (8.46)

MML Babson Managed Bond Sub-Account (Initial Class)
2008	18,054,059	10.52 to 12.84	212,038,822	4.71		0.95 to 2.60	(0.25) to 1.41
2007	22,737,302	10.54 to 12.66	264,437,684	5.33		0.95 to 2.60	4.34 to 6.09
2006	17,359,774	10.10 to 11.93	193,580,916	4.79		0.95 to 2.60	1.38 to 3.13
2005	12,686,181	9.97 to 11.57	140,857,326	5.06		0.95 to 2.70	(0.43) to 1.39
2004	7,728,398	10.01 to 11.41	88,499,738	4.09		0.95 to 2.80	0.11 to 3.48

MML Babson Managed Bond Sub-Account (Service Class)
2008[6]	691,938	10.61 to 11.32	7,765,791	2.65		1.15 to 2.65	(1.15) to (0.69)

MML Balances Allocation Sub-Account (Initial Class)
2008[5]	11,075,892	7.71 to 7.83	86,407,956	-		0.95 to 2.60	(22.93) to (21.72)

MML Balances Allocation Sub-Account (Service Class)
2008[5]	6,309,736	7.71 to 7.81	49,231,624	-		1.15 to 2.65	(20.43) to (20.06)

MML Baring China Sub-Account
2008[6]	27,269	7.88 to 7.92	215,870	0.30		1.15 to 2.65	(21.18) to (20.81)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Baring Strategic Emerging Markets Sub-Account (Service Class I)
2008[6]	82,505	$6.88 to $6.91	$569,999	0.10%	1.15% to 2.65%	(31.18)% to (30.85)%

MML Capital Guardian Asset Allocation Sub-Account (Initial Class)
2008	9,350,547	8.00 to 10.47	92,442,257	0.08	0.95 to 2.60	(32.11) to (30.98)
2007	11,448,765	11.78 to 15.17	166,071,935	2.41	0.95 to 2.60	(1.47) to 0.18
2006	11,212,360	11.96 to 15.14	164,094,352	0.89	0.95 to 2.60	11.01 to 12.20
2005	9,539,271	10.84 to 13.49	125,889,659	2.39	0.95 to 2.70	6.16 to 8.11
2004	7,586,230	10.21 to 12.48	94,120,425	2.71	0.95 to 2.80	2.11 to 7.32

MML Capital Guardian Asset Allocation Sub-Account (Service Class)
2008[6]	193,981	8.07 to 8.97	1,680,869	-	1.15 to 2.65	(22.24) to (21.87)

MML Capital Guardian Growth & Income Sub-Account (Initial Class)
2008	11,177,713	6.44 to 9.20	96,960,898	-	0.95 to 2.60	(41.64) to (40.67)
2007	12,692,336	11.04 to 15.51	187,371,298	1.16	0.95 to 2.60	(2.91) to (1.28)
2006	13,263,945	11.37 to 15.71	199,848,549	0.38	0.95 to 2.60	7.88 to 9.04
2005	12,934,513	10.61 to 14.40	181,018,866	1.41	0.95 to 2.70	2.94 to 4.83
2004	10,653,909	10.31 to 13.74	145,177,779	1.22	0.95 to 2.80	3.09 to 9.33

MML Capital Guardian Growth & Income Sub-Account (Service Class)
2008[6]	177,810	6.49 to 7.39	1,250,374	-	1.15 to 2.65	(29.64) to (29.31)

MML Conservative Allocation Sub-Account (Initial Class)
2008[5]	6,211,453	8.12 to 8.24	51,048,049	-	0.95 to 2.60	(18.84) to (17.57)

MML Conservative Allocation Sub-Account (Service Class)
2008[5]	4,682,785	8.10 to 8.21	38,374,763	-	1.15 to 2.65	(17.03) to (16.64)

MML Davis Large Cap Value Sub-Account (Initial Class)
2008	17,664,795	7.32 to 9.23	145,787,716	-	0.95 to 2.60	(40.85) to (39.87)
2007	16,784,511	12.37 to 15.36	231,842,648	1.15	0.95 to 2.60	1.54 to 3.24
2006	11,428,548	12.19 to 14.87	154,636,221	0.85	0.95 to 2.60	11.26 to 13.18
2005	6,610,044	10.95 to 13.14	80,447,040	0.99	0.95 to 2.70	6.30 to 8.26
2004	2,944,579	10.30 to 12.14	34,093,972	1.00	0.95 to 2.80	3.05 to 10.79

MML Davis Large Cap Value Sub-Account (Service Class)
2008[6]	591,454	7.38 to 8.36	4,753,818	-	1.15 to 2.65	(31.36) to (31.03)

MML Emerging Growth Sub-Account (Initial Class)
2008	731,482	6.90 to 8.19	5,502,423	-	0.95 to 2.60	(43.42) to (42.48)
2007	762,869	12.20 to 14.23	9,856,385	-	0.95 to 2.60	14.78 to 16.70
2006	640,317	10.63 to 12.20	7,020,513	-	0.95 to 2.60	3.22 to 4.32
2005	634,163	10.37 to 11.69	6,618,205	-	0.95 to 2.70	(1.81) to 0.00
2004	600,477	10.56 to 11.69	6,153,027	-	0.95 to 2.80	5.58 to 13.58

MML Emerging Growth Sub-Account (Service Class)
2008[6]	14,572	6.96 to 8.99	116,586	-	1.15 to 2.65	(31.50) to (31.18)

MML Equity Index Sub-Account (Class I)
2008	4,061,967	7.40 to 8.72	30,123,931	-	0.95 to 2.60	(38.88) to (37.86)
2007	4,117,098	12.11 to 14.03	49,728,182	1.66	0.95 to 2.60	2.42 to 4.13
2006	3,286,267	11.82 to 13.47	38,936,902	1.90	0.95 to 2.60	13.00 to 14.21
2005	2,229,995	10.53 to 11.80	23,996,081	1.44	0.95 to 2.70	1.68 to 3.55
2004	2,277,191	10.36 to 11.39	23,534,883	1.93	0.95 to 2.80	3.57 to 9.38

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Equity Index Sub-Account (Service Class I)
2008[6]	49,517	$7.46 to $8.50	$408,045	-%	$1.15 to $2.65	(28.86)% to (28.52)%

MML Growth Allocation Sub-Account (Initial Class)
2008[6]	48,848,116	7.07 to 7.18	349,624,221	-	0.95 to 2.60	(29.28) to (28.18)

MML Growth Allocation Sub-Account (Service Class)
2008[6]	25,762,735	7.08 to 7.17	184,439,428	-	1.15 to 2.65	(26.28) to (25.94)

MML Legg Mason Concentrated Growth Sub-Account (Class I)
2008	1,691,319	5.43 to 6.44	10,549,156	-	0.95 to 2.60	(60.91) to (60.26)
2007	1,501,248	13.89 to 16.20	23,870,614	0.24	0.95 to 2.60	12.07 to 13.99
2006	1,279,871	12.39 to 14.22	18,029,603	0.04	0.95 to 2.60	3.62 to 4.73
2005	1,322,972	12.04 to 13.58	17,871,303	0.01	0.95 to 2.70	9.49 to 11.50
2004	1,012,358	10.99 to 12.18	12,320,282	0.03	0.95 to 2.80	9.93 to 16.85

MML Legg Mason Concentrated Growth Sub-Account (Class II)
2008	683,872	3.90 to 5.23	3,529,269	-	1.18 to 2.00	(60.48) to (60.29)
2007	843,845	9.82 to 13.24	11,023,401	0.25	1.18 to 1.65	13.30 to 13.84
2006	1,030,147	8.63 to 11.69	11,867,829	0.07	1.18 to 1.65	4.15 to 4.64
2005	1,215,939	8.25 to 11.22	13,465,014	0.21	1.18 to 1.65	11.01 to 11.53
2004	1,343,212	7.39 to 10.11	13,378,278	0.25	1.18 to 1.65	16.30 to 16.84

MML Legg Mason Concentrated Growth Sub-Account (Service Class I)
2008[6]	73,912	5.47 to 6.24	443,005	-	1.15 to 2.65	(44.00) to (43.73)

MML Moderate Allocation Sub-Account (Initial Class)
2008[5]	32,599,863	7.50 to 7.62	247,688,800	-	0.95 to 2.60	(24.95) to (23.78)

MML Moderate Allocation Sub-Account (Service Class)
2008[5]	19,326,586	7.51 to 7.61	146,772,250	-	1.15 to 2.65	(22.33) to (21.96)

MML Money Market Sub-Account
2008	2,726,908	9.95 to 10.10	27,479,929	1.50	0.95 to 2.65	(0.32) to 0.96
2007	39	10.20	401	1.97	1.25	1.96

MML NASDAQ-100® Sub-Account (Initial Class)
2008	232,935	7.14 to 8.66	1,363,211	-	1.15 to 2.60	(43.30) to (42.47)
2007	280,105	4.93 to 12.60	2,465,299	0.03	1.18 to 2.60	15.64 to 17.31
2006	238,474	4.20 to 10.89	1,545,165	0.06	1.18 to 2.60	5.03 to 5.53
2005	204,265	3.98 to 10.48	1,081,814	0.05	1.18 to 2.70	(1.47) to 0.11
2004	245,790	3.98 to 10.63	991,583	0.59	1.18 to 2.80	6.34 to 9.07

MML NASDAQ-100® Sub-Account (Service Class)
2008[6]	22,113	7.20 to 8.65	189,385	-	1.15 to 2.65	(31.77) to (31.45)
MML Neuberger Berman Global Sub-Account (Class I)
2008	822,913	6.04 to 6.67	5,586,976	-	0.95 to 2.60	(45.15) to (44.24)
2007	838,949	11.02 to 11.97	10,156,834	1.50	0.95 to 2.60	0.90 to 2.58
2006	824,055	10.92 to 11.67	9,701,844	0.56	0.95 to 2.60	9.99 to 11.16
2005	768,737	10.00 to 10.49	8,093,419	1.26	0.95 to 2.70	2.69 to 4.57
2004	694,847	9.73 to 10.04	6,971,516	1.03	0.95 to 2.80	(2.66) to 3.54

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Neuberger Berman Global Sub-Account (Class II)
2008	619,177	$3.93 to $5.45	$3,425,541	-%		1.18% to 2.00%	(44.20)% to (43.94)%
2007	818,512	7.01 to 9.76	8,117,793	1.42		1.18 to 1.65	2.04 to 2.53
2006	998,493	6.84 to 9.57	9,698,741	0.52		1.18 to 1.65	10.51 to 11.03
2005	1,157,150	6.16 to 8.66	10,167,991	1.35		1.18 to 1.65	4.14 to 4.63
2004	1,341,424	5.89 to 8.31	11,305,731	1.00		1.18 to 1.65	3.06 to 3.55

MML Neuberger Berman Global Sub-Account (Service Class I)
2008[6]	29,513	6.12 to 7.42	198,409	-		1.15 to 2.65	(31.85) to (31.53)

MML Oppenheimer Small Cap Equity Sub-Account (Initial Class)
2008	1,203,661	6.58 to 8.20	10,058,000	-		0.95 to 2.60	(39.82) to (38.81)
2007	1,360,458	10.94 to 13.40	18,882,881	0.72		0.95 to 2.60	(3.75) to (2.14)
2006	1,423,790	11.37 to 13.70	20,465,774	0.40		0.95 to 2.60	8.30 to 9.45
2005	1,449,940	10.56 to 12.51	19,393,351	0.26	[4]	0.95 to 2.70	(2.93) to (1.15)
2004	1,398,499	10.88 to 12.66	19,254,272	0.20	[4]	0.95 to 2.80	8.84 to 15.26

MML Oppenheimer Small Cap Equity Sub-Account (Service Class)
2008[6]	42,842	6.63 to 7.77	309,829	-		1.15 to 2.65	(34.13) to (33.82)

MML Oppenheimer Small Company Opportunities Sub-Account (Initial Class)
2008	2,025,270	7.14 to 9.97	18,969,368	0.20		0.95 to 2.60	(41.15) to 40.17)
2007	2,317,502	12.13 to 16.67	36,727,175	-		0.95 to 2.60	(9.48) to (7.97)
2006	2,215,534	13.40 to 18.11	38,833,150	-		0.95 to 2.60	13.14 to 14.36
2005	1,952,776	11.92 to 15.84	30,510,137	-	[4]	0.95 to 2.70	7.93 to 9.91
2004	1,629,066	11.04 to 14.41	23,658,549	-	[4]	0.95 to 2.80	10.41 to 17.69

MML Oppenheimer Small Company Opportunities Sub-Account (Service Class)
2008[6]	46,813	7.20 to 8.38	365,701	0.56		1.15 to 2.65	(34.20) to (33.89)

MML Oppenheimer/Bernstein Equity Sub-Account (Initial Class)
2008	2,617,984	7.22 to 8.59	19,853,013	-		0.95 to 2.60	(43.09) to (42.14)
2007	2,865,652	12.68 to 14.85	37,531,546	2.23		0.95 to 2.60	1.32 to 3.02
2006	2,489,633	12.51 to 14.41	30,950,857	1.47		0.95 to 2.60	15.65 to 16.89
2005	2,525,208	10.89 to 12.33	26,606,371	1.93		0.95 to 2.70	0.31 to 2.15
2004	2,511,303	10.86 to 12.07	25,478,188	2.31		0.95 to 2.80	8.56 to 14.75

MML Oppenheimer/Bernstein Equity Sub-Account (Service Class)
2008[6]	236,715	7.28 to 8.06	1,865,905	-		1.15 to 2.65	(32.00) to (31.68)

MML Small Cap Index Sub-Account (Initial Class)
2008	2,192,914	7.94 to 10.44	22,388,622	-		0.95 to 2.60	(33.13) to (32.01)
2007	2,477,717	11.87 to 15.35	37,554,231	0.83		0.95 to 2.60	(3.13) to (1.51)
2006	2,579,448	12.26 to 15.59	39,925,340	0.51		0.95 to 2.60	12.92 to 14.12
2005	1,820,949	10.93 to 13.66	24,881,906	0.63		0.95 to 2.70	1.42 to 3.28
2004	1,604,276	10.77 to 13.22	21,464,053	0.37		0.95 to 2.80	7.74 to 16.64

MML Small Cap Index Sub-Account (Service Class)
2008[6]	122,689	8.00 to 9.61	1,116,438	-		1.15 to 2.65	(30.53) to (30.20)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML T. Rowe Price Blue Chip Growth Sub-Account (Initial Class)
2008	3,277,940	$6.90 to $8.23	$26,610,971	-%	0.95% to 2.60%	(43.94)% to (43.01)%
2007	3,421,574	12.30 to 14.45	49,128,660	0.43	0.95 to 2.60	9.76 to 11.59
2006	3,410,709	11.21 to 12.95	44,037,484	0.13	0.95 to 2.60	7.28 to 8.43
2005	3,144,919	10.52 to 11.94	37,598,724	0.12	0.95 to 2.70	3.05 to 4.94
2004	2,722,668	10.21 to 11.38	31,078,953	0.79	0.95 to 2.80	2.05 to 7.66

MML T. Rowe Price Blue Chip Growth Sub-Account (Service Class)
2008[6]	226,792	6.96 to 8.13	1,752,395	-	1.15 to 2.65	(33.13) to (32.82)

MML T. Rowe Price Equity Income Sub-Account (Initial Class)
2008	23,235,394	7.88 to 9.37	205,312,190	-	0.95 to 2.60	(37.46) to (36.41)
2007	24,181,814	12.60 to 14.73	338,383,989	1.78	0.95 to 2.60	0.46 to 2.15
2006	17,986,182	12.54 to 14.42	249,536,405	0.75	0.95 to 2.60	15.89 to 17.89
2005	12,329,720	10.82 to 12.23	147,375,797	1.71	0.95 to 2.70	1.09 to 2.94
2004	6,627,759	10.71 to 11.88	78,811,146	1.79	0.95 to 2.80	7.07 to 13.83

MML T. Rowe Price Equity Income Sub-Account (Service Class)
2008[6]	724,818	7.95 to 8.83	6,234,584	-	1.15 to 2.65	(28.80) to (28.47)

MML T. Rowe Price Growth Equity Sub-Account (Initial Class)
2008	690,900	5.59 to 6.21	4,096,887	-	0.95 to 2.60	(44.19) to (43.26)
2007	603,905	10.01 to 10.95	6,197,809	0.50	0.95 to 2.60	1.70 to 3.40
2006	673,970	9.84 to 10.59	6,662,047	0.48	0.95 to 2.60	(0.12) to 0.95
2005	681,087	9.92 to 10.49	6,569,761	0.42	0.95 to 2.70	1.04 to 2.90
2004	696,634	9.82 to 10.20	6,458,309	0.54	0.95 to 2.80	(1.84) to 3.89

MML T. Rowe Price Growth Equity Sub-Account (Service Class)
2008[6]	53,022	5.64 to 6.67	337,307	-	1.15 to 2.65	(33.64) to (33.32)

MML T. Rowe Price Mid Cap Growth Sub-Account (Initial Class)
2008	6,289,103	6.57 to 10.61	62,087,924	-	0.95 to 2.60	(41.74) to (40.77)
2007	6,447,257	11.28 to 17.92	115,684,666	0.09	0.95 to 2.60	13.87 to 15.78
2006	5,939,636	9.90 to 15.48	98,326,511	-	0.95 to 2.60	5.01 to 5.75
2005	5,950,501	14.64 to 17.27	96,665,970	-	0.95 to 1.65	12.86 to 13.65
2004	6,122,064	12.88 to 15.30	88,359,910	-	0.95 to 1.65	16.41 to 17.22

MML T. Rowe Price Mid Cap Growth Sub-Account (Service Class)
2008[6]	543,782	6.60 to 6.83	3,694,909	-	1.15 to 2.65	(32.90) to (32.58)

MML Templeton Foreign Sub-Account (Initial Class)
2008	18,915,363	8.93 to 10.40	187,914,421	0.04%	0.95 to 2.60	(42.59) to (41.63)
2007	18,224,240	15.55 to 17.82	311,509,308	2.67	0.95 to 2.60	10.55 to 12.40
2006	13,470,982	14.06 to 15.86	206,306,455	0.79	0.95 to 2.60	20.28 to 22.35
2005	8,179,250	11.69 to 12.96	103,074,901	1.08	0.95 to 2.70	7.16 to 9.13
2004	3,367,745	10.91 to 11.87	39,049,003	0.95	0.95 to 2.80	9.11 to 17.41

MML Templeton Foreign Sub-Account (Service Class)
2008[6]	163,548	8.99 to 10.12	1,603,571	-	1.15 to 2.65	(26.35) to (26.00)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML W&R/Wellington Small Cap Growth Equity Sub-Account (Initial Class)
2008	12,830,293	$7.81 to $10.35	$119,380,559	-%	0.95% to 2.60%	(40.12)% to (39.12)%
2007	12,982,413	13.04 to 17.01	199,450,946	0.14	0.95 to 2.60	6.80 to 8.58
2006	8,994,511	12.21 to 15.66	129,086,861	-	0.95 to 2.60	6.23 to 8.06
2005	4,749,265	11.50 to 14.49	64,574,396	-	0.95 to 2.70	8.53 to 10.52
2004	1,866,180	10.59 to 13.11	24,107,610	-	0.95 to 2.80	5.95 to 12.18

MML W&R/Wellington Small Cap Growth Equity Sub-Account (Service Class)
2008[6]	83,402	7.87 to 9.59	764,828	-	1.15 to 2.65	(30.44) to (30.11)

Oppenheimer Balanced Sub-Account (Non-Service)
2008	3,545,206	6.34 to 7.99	26,997,954	2.95	0.95 to 2.60	(44.93) to (44.01)
2007	4,132,456	11.50 to 14.27	56,744,069	2.48	0.95 to 2.60	1.11 to 2.80
2006	4,014,788	11.38 to 13.88	54,023,656	2.11	0.95 to 2.60	8.93 to 10.10
2005	4,148,701	10.51 to 12.61	51,002,965	1.68	0.95 to 2.70	1.05 to 2.91
2004	3,671,852	10.40 to 12.25	44,310,417	0.86	0.95 to 2.80	4.03 to 9.06

Oppenheimer Balanced Sub-Account (Service)
2008[6]	116,016	6.39 to 7.16	798,255	-	1.15 to 2.65	(37.47) to (37.17)

Oppenheimer Capital Appreciation Sub-Account (Non-Service)
2008	29,848,995	6.42 to 7.49	217,268,730	0.14	0.95 to 2.60	(46.92) to (46.03)
2007	27,966,375	12.09 to 13.88	378,562,892	0.20	0.95 to 2.60	11.20 to 13.06
2006	22,645,729	10.87 to 12.28	272,716,232	0.32	0.95 to 2.60	5.11 to 6.93
2005	15,776,215	10.34 to 11.48	178,372,356	0.78	0.95 to 2.70	2.23 to 4.11
2004	9,980,390	10.12 to 11.03	108,297,483	0.25	0.95 to 2.80	1.17 to 5.93

Oppenheimer Capital Appreciation Sub-Account (Service)
2008[6]	133,311	6.47 to 7.47	946,430	-	1.15 to 2.65	(35.89) to (35.58)

Oppenheimer Core Bond Sub-Account
2008	732,175	9.69	7,097,148	4.84	1.55	(39.90)
2007	999,701	16.13	16,123,049	5.38	1.40	2.93
2006	1,198,808	15.67	18,783,423	5.42	1.40	3.82
2005	1,378,374	15.09	20,802,450	5.27	1.40	1.16
2004	1,523,329	14.92	22,725,398	4.85	1.40	4.03

Oppenheimer Global Securities Sub-Account (Non-Service)
2008	22,273,174	8.45 to 10.75	225,723,673	1.56	0.95 to 2.60	(41.73) to (40.75)
2007	23,369,687	14.49 to 18.14	404,011,298	1.24	0.95 to 2.60	3.58 to 5.31
2006	20,000,806	13.99 to 17.23	334,314,359	0.92	0.95 to 2.60	14.60 to 16.58
2005	15,779,188	12.21 to 14.78	231,427,993	0.91	0.95 to 2.70	11.19 to 13.23
2004	11,125,452	10.98 to 13.05	148,093,441	0.96	0.95 to 2.80	9.80 to 18.04

Oppenheimer Global Securities Sub-Account (Service)
2008[6]	335,748	8.52 to 10.07	3,207,065	-	1.15 to 2.65	(29.04) to (28.71)

Oppenheimer High Income Sub-Account (Non-Service)
2008	5,585,067	2.26 to 2.92	15,502,975	7.89	0.95 to 2.60	(79.22) to (78.87)
2007	5,843,157	10.86 to 13.85	77,119,212	6.96	0.95 to 2.60	(2.68) to (1.05)
2006	5,672,524	11.16 to 13.99	76,410,783	7.33	0.95 to 2.60	6.55 to 8.39
2005	5,540,219	10.47 to 12.91	69,576,638	6.27	0.95 to 2.70	(0.48) to 1.35
2004	4,956,170	10.52 to 12.74	62,358,843	5.27	0.95 to 2.80	5.23 to 7.94

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer High Income Sub-Account (Service)
2008[6]	95,173	$2.29 to 2.41	$229,250	-%	1.15% to 2.65%	(76.15)% to (76.04)%
Oppenheimer International Growth Sub-Account (Non-Service)
2008	4,106,872	9.47 to 11.27	45,674,136	1.04	0.95 to 2.60	(44.11) to (43.18)
2007	3,859,607	16.94 to 19.83	76,952,443	0.78	0.95 to 2.60	9.71 to 11.54
2006	2,690,165	15.44 to 17.78	48,950,097	0.58	0.95 to 2.60	27.35 to 29.55
2005	2,043,148	12.12 to 13.72	29,018,078	0.84	0.95 to 2.70	10.95 to 12.99
2004	1,751,917	10.93 to 12.15	22,271,732	1.23	0.95 to 2.80	9.28 to 16.74

Oppenheimer International Growth Sub-Account (Service)
2008[6]	215,764	9.54 to 11.30	2,353,326	-	1.15 to 2.65	(29.96) to (29.63)

Oppenheimer Main Street Sub-Account (Non-Service)
2008	4,726,189	7.20 to 8.41	37,421,725	1.58	0.95 to 2.60	(40.05) to (39.05)
2007	5,681,730	12.02 to 13.80	73,801,756	1.00	0.95 to 2.60	1.73 to 3.43
2006	6,178,552	11.81 to 13.34	77,238,491	1.13	0.95 to 2.60	12.01 to 13.94
2005	6,467,677	10.55 to 11.71	70,773,358	1.33	0.95 to 2.70	3.08 to 4.98
2004	6,516,496	10.23 to 11.15	67,526,413	0.77	0.95 to 2.80	2.30 to 8.42

Oppenheimer Main Street Sub-Account (Service)
2008[6]	13,723	7.26 to 8.32	111,848	-	1.15 to 2.65	(28.75) to (28.41)

Oppenheimer MidCap Sub-Account (Non-Service)
2008	18,778,765	6.22 to 7.10	129,119,208	-	0.95 to 2.60	(50.38) to (49.55)
2007	16,336,155	12.54 to 14.07	221,907,642	-	0.95 to 2.60	3.59 to 5.32
2006	11,468,779	12.11 to 13.36	146,555,041	-	0.95 to 2.60	0.25 to 1.98
2005	7,099,027	12.08 to 13.10	86,742,187	-	0.95 to 2.70	9.26 to 11.27
2004	3,638,059	11.05 to 11.78	36,982,430	-	0.95 to 2.80	10.54 to 18.64

Oppenheimer MidCap Sub-Account (Service)
2008[6]	31,958	6.28 to 7.18	225,832	-	1.15 to 2.65	(40.07) to (39.79)

Oppenheimer Money Sub-Account
2008	6,885,266	10.30 to 11.21	78,403,059	2.71	0.95 to 2.60	0.14 to 1.81
2007	4,899,885	10.28 to 11.01	54,881,754	4.83	0.95 to 2.60	2.28 to 3.99
2006	3,999,222	10.05 to 10.58	43,495,039	4.62	0.95 to 2.60	1.97 to 3.73
2005	3,492,446	9.86 to 10.20	37,130,008	2.85	0.95 to 2.70	0.05 to 1.89
2004	3,151,653	9.85 to 10.01	33,429,541	0.98	0.95 to 2.80	(1.47) to 0.03

Oppenheimer Strategic Bond Sub-Account (Non-Service)
2008	27,427,324	9.82 to 13.03	306,786,196	5.16	0.95 to 2.60	(16.41) to (15.02)
2007	30,915,971	11.74 to 15.33	410,279,836	3.17	0.95 to 2.60	6.86 to 8.65
2006	22,638,402	10.99 to 14.11	283,281,239	3.75	0.95 to 2.60	4.67 to 6.47
2005	15,494,240	10.50 to 13.25	190,262,952	3.76	0.95 to 2.70	(0.14) to 1.70
2004	8,561,743	10.51 to 13.03	111,851,321	4.03	0.95 to 2.80	5.13 to 7.65

Oppenheimer Strategic Bond Sub-Account (Service)
2008[6]	1,102,392	9.89 to 10.48	11,477,998	-	1.15 to 2.65	(15.15) to (14.75)

Panorama Growth Sub-Account
2008	79,642	6.21 to 6.23	648,287	1.75	1.18 to 2.00	(39.43) to (39.14)
2007	107,352	10.20 to 10.29	1,445,057	1.30	1.18 to 1.65	3.13 to 3.62
2006	137,708	9.85 to 9.97	1,835,462	1.35	1.18 to 1.65	12.80 to 13.33
2005	178,977	8.69 to 8.84	2,139,469	1.66	1.18 to 1.65	4.68 to 5.17
2004	242,416	8.26 to 8.45	2,799,753	1.09	1.18 to 1.65	7.41 to 7.92

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Panorama Total Return Sub-Account
2008	116,954	$6.75 to $7.07	$1,017,092	3.52%	1.18% to 2.00%	(39.66) to (39.37)%
2007	144,078	11.14 to 11.72	2,092,312	3.24	1.18 to 1.65	4.08 to 4.58
2006	186,352	10.65 to 11.26	2,621,686	2.67	1.18 to 1.65	9.88 to 10.39
2005	205,061	9.65 to 10.25	2,607,540	2.78	1.18 to 1.65	3.07 to 3.55
2004	280,536	9.32 to 9.94	3,437,900	2.14	1.18 to 1.65	7.67 to 8.18

PIMCO Commodity Real Return Strategy Sub-Account
2008	1,556,862	6.14 to 6.40	9,896,831	5.72	0.95 to 2.65	(45.11) to (44.39)
2007	401,396	11.19 to 11.51	4,599,799	4.65	0.95 to 2.60	19.96 to 21.97
2006	197,603	9.33 to 9.43	1,860,485	5.25	0.95 to 2.60	(6.33) to (5.68)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

[2]

The expense ratios represent the annualized contract expenses of Separate Account 4, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

[4]

In 2006, Separate Account 4 restated its previously reported investment income ratio for 2005 and 2004. This restatement had no impact on the Sub-Accounts’ previously reported net assets, net asset value per share or total return.

[5]	For the period January 19, 2008 (commencement of operations) through December 31, 2008.

[6]	For the period September 8, 2008 (commencement of operations) through December 31, 2008.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	Separate Account 4 assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within Separate Account 4.

Mortality and Expense Risk Charge*	0.80% - 1.60% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Charge	0.15% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Contract Maintenance Charge	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge	0% - 8%
This charge is assessed through the redemption of units.
Death Benefit Options Charges for these options are assessed through a reduction in unit values.	See Note 1 for specific charges and a description of death benefit options in Separate Account 4 that are assessed through a reduction in unit values.

Payment Protector Charge	0.00% - 0.50% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Rider Charges These charges are assessed through a reduction in unit values.

A. Reset Death Benefit	0.00% - 0.10% of the daily value of the assets in each fund.

B. Ratchet Death Benefit	0.00% - 0.40% of the daily value of the assets in each fund.

*	The Panorama Premier segment charges its contract owners a mortality and expense risk charge equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund. Subject to state availability, certificates issued on or after September 10, 2001 will receive an increase in the certificate value allocated to the fund by 0.15% on each certificate anniversary. The net effect of the credit is a mortality and expense risk charge of 1.10%.

Notes To Financial Statements (Continued)

9.	FUND SUBSTITUTION

Effective April 28, 2006, several funds were replaced with other funds pursuant to “fund substitutions.” These substitutions were implemented by renaming certain sub-accounts and liquidating other sub-accounts. The sub-accounts that were liquidated had the contract value transferred to a replacement sub-account.

Replaced Fund (no longer available)	Replacement Fund	Former Sub-Account	Current Sub-Account
Sub-accounts re-named:
American Century® VP Income & Growth Fund	MML Income & Growth Fund	American Century VP Income and Growth	MML American Century Income & Growth
American Century® VP Value Fund	MML Mid Cap Value Fund	American Century VP Value	MML American Century Mid Cap Value
American Funds® Asset Allocation Fund (Class 2)	MML Asset Allocation Fund	American Funds® Asset Allocation	MML Capital Guardian Asset Allocation
American Funds® Growth-Income Fund (Class 2)	MML Growth & Income Fund	American Funds® Growth-Income	MML Capital Guardian Growth & Income
Fidelity® VIP Growth Portfolio (Service Class)	MML Large Cap Growth Fund	Fidelity® VIP Growth	MML AllianceBernstein Large Cap Growth
Franklin Small Cap Value Securities Fund (Class 2)	MML Small Cap Value Fund	Franklin Small Cap Value Securities	MML Goldman Sachs Small Cap Value
Janus Aspen Forty Portfolio (Institutional Shares)	MML Concentrated Growth Fund (Class II)	Janus Aspen Forty	MML Legg Mason Concentrated Growth/(Class II)
Janus Aspen Forty Portfolio (Service Shares)	MML Concentrated Growth Fund (Class I)	Janus Aspen Forty	MML Legg Mason Concentrated Growth/(Class I)
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)	MML Global Fund (Class II)	Janus Aspen Worldwide Growth	MML Neuberger Berman Global/(Class II)
Janus Aspen Worldwide Growth Portfolio (Service Shares)	MML Global Fund (Class I)	Janus Aspen Worldwide Growth	MML Neuberger Berman Global/(Class I)
Scudder VIT Small Cap Index Fund	MML Small Cap Index Fund	Scudder VIT Small Cap Index	MML Small Cap Index
T. Rowe Price Blue Chip Growth Portfolio	MML Blue Chip Growth Fund	T. Rowe Price Blue Chip Growth	MML T. Rowe Price Blue Chip Growth
T. Rowe Price Equity Income Portfolio	MML Equity Income Fund	T. Rowe Price Equity Income	MML T. Rowe Price Equity Income
T. Rowe Price Mid-Cap Growth Portfolio	MML Mid Cap Growth Fund	T. Rowe Price Mid Cap Growth	MML T. Rowe Price Mid Cap Growth
Templeton Foreign Securities Fund (Class 2)	MML Foreign Fund	Templeton Foreign Securities	MML Templeton Foreign
Sub-accounts liquidated:
Calvert Social Balanced Portfolio	MML Asset Allocation Fund	Calvert Social Balanced	MML Capital Guardian Asset Allocation
Fidelity® VIP Growth Opportunities Portfolio (Service Class)	MML Growth & Income Fund	Fidelity® VIP Growth Opportunities	MML Capital Guardian Growth & Income
Janus Aspen Balanced Portfolio (Institutional Shares)	MML Blend Fund	Janus Aspen Balanced	MML Babson Blend
Janus Aspen Balanced Portfolio (Service Shares)	MML Blend Fund	Janus Aspen Balanced	MML Babson Blend
MFS® Investors Trust Series	MML Enhanced Index Core Equity Fund	MFS® Investors Trust	MML Babson Enhanced Index Core Equity
MFS® New Discovery Series	MML Small Cap Index Fund	MFS® New Discovery	MML Small Cap Index

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2008 and 2007, and the related statutory statements of income, changes in surplus, and cash flows for each of the years in the three-year period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2008. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2008, on the basis of accounting described in Note 2.

As discussed in Note 2c to the statutory financial statements, the Company changed its method of accounting for other-than-temporary impairments of structured securities as of July 1, 2008.

/s/  KPMG LLP

February 20, 2009

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2008	2007
	(In Millions)
Assets:

Bonds	$45,165	$40,211
Preferred stocks	126	152
Common stocks - subsidiaries and affiliates	2,200	3,384
Common stocks - unaffiliated	265	765
Mortgage loans	11,876	11,402
Policy loans	8,885	8,304
Real estate	1,085	1,176
Partnerships and limited liability companies	5,220	4,875
Derivatives and other invested assets	3,616	1,453
Cash, cash equivalents and short-term investments	2,621	2,558

Total invested assets	81,059	74,280
Investment income due and accrued	690	717
Federal income taxes	220	-
Deferred income taxes	512	549
Other than invested assets	864	831

Total assets excluding separate accounts	83,345	76,377
Separate account assets	30,949	42,709

Total assets	$114,294	$119,086

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2008	2007
	(In Millions)
Liabilities:

Policyholders’ reserves	$60,570	$56,822
Liabilities for deposit-type contracts	3,921	4,257
Contract claims and other benefits	258	242
Policyholders’ dividends	1,355	1,391
General expenses due or accrued	768	715
Federal income taxes	-	82
Asset valuation reserve	395	1,515
Securities sold under agreements to repurchase	3,414	2,051
Commercial paper	250	250
Derivative collateral	2,903	556
Other liabilities	1,145	668

Total liabilities excluding separate accounts	74,979	68,549
Separate account liabilities	30,852	42,529

Total liabilities	105,831	111,078
Surplus	8,463	8,008

Total liabilities and surplus	$114,294	$119,086

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Revenue:

Premium income	$13,238	$12,837	$12,484
Net investment income	4,863	4,617	4,155
Reserve adjustments on reinsurance ceded	61	41	-
Fees and other income	258	414	388

Total revenue	18,420	17,909	17,027

Benefits and expenses:
Policyholders’ benefits	11,032	10,564	10,187
Change in policyholders’ reserves	4,400	3,572	3,494
General insurance expenses	1,028	1,063	1,090
Commissions	535	523	513
State taxes, licenses and fees	121	124	112

Total benefits and expenses	17,116	15,846	15,396

Net gain (loss) from operations before dividends and federal income taxes	1,304	2,063	1,631
Dividends to policyholders	1,332	1,373	1,226

Net gain (loss) from operations before federal income taxes	(28)	690	405
Federal income tax expense (benefit)	(268)	119	(50)

Net gain (loss) from operations	240	571	455
Net realized capital gains (losses), after tax and transfers to interest maintenance reserve	(1,233)	(431)	248

Net income (loss)	$(993)	$140	$703

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Surplus, beginning of year	$8,008	$7,027	$6,688

Increase (decrease) due to:
Net income (loss)	(993)	140	703
Change in net unrealized capital gains (losses)	(9)	455	45
Change in net unrealized foreign exchange capital gains (losses)	(78)	56	43
Change in asset valuation reserve	1,120	179	(228)
Change in nonadmitted assets	365	(96)	(136)
Change in reserve valuation basis	98	-	-
Change in net deferred income taxes	278	319	(42)
Prior period adjustments	(33)	(87)	(46)
Cumulative effect of accounting changes	(7)	-	-
Change in pension plan assets	(343)	16	4
Other	57	(1)	(4)

Net increase	455	981	339

Surplus, end of year	$8,463	$8,008	$7,027

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Cash from operations:
Premium and other income collected	$13,535	$13,270	$12,871
Net investment income	4,801	4,605	3,881
Benefit payments	(10,906)	(10,416)	(10,023)
Net transfers from (to) separate accounts	(366)	(1,585)	(1,672)
Commissions and other expenses	(2,211)	(1,694)	(1,549)
Dividends paid to policyholders	(1,367)	(1,227)	(1,153)
Federal and foreign income taxes recovered (paid)	(10)	(205)	6

Net cash from operations	3,476	2,748	2,361

Cash from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	16,004	14,683	14,374
Common stocks - unaffiliated	526	903	1,188
Mortgage loans	1,133	1,652	2,094
Real estate	142	379	157
Other	1,550	857	1,362

Total investment proceeds	19,355	18,474	19,175

Cost of investments acquired:
Bonds	(21,520)	(14,657)	(17,151)
Common stocks - unaffiliated	(300)	(528)	(1,161)
Mortgage loans	(1,776)	(2,962)	(3,556)
Real estate	(100)	(186)	(154)
Other	(1,890)	(2,219)	(2,290)

Total investment acquired	(25,586)	(20,552)	(24,312)
Net increase in policy loans	(581)	(505)	(514)

Net cash from investments	(6,812)	(2,583)	(5,651)

Cash from financing and other sources:
Net deposits (withdrawals) on deposit-type contracts	(391)	492	(1,006)
Commercial paper issued (repaid)	-	249	-
Net securities sold (bought) under agreements to repurchase	1,363	868	939
Change in derivative collateral	2,349	267	(20)
Other cash provided (applied)	70	(131)	149

Net cash from financing and other sources	3,391	1,745	62

Net change in cash, cash equivalents and short-term investments	55	1,910	(3,228)
Cash, cash equivalents and short-term investments, beginning of year	2,558	656	3,884
Cash, cash equivalents and short-term investments nonadmitted	8	(8)	-

Cash, cash equivalents and short-term investments, end of year	$2,621	$2,558	$656

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of Massachusetts Mutual Life Insurance Company (“the Company”), which is organized as a mutual life insurance company.

MassMutual Financial Group (“MMFG”) is comprised of the Company and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and programs, investment management, mutual funds, and trust services to individual and institutional customers.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (“U.S.”) generally accepted accounting principles (“GAAP”). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas U.S. GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon prescribed methodology, such as the Commissioners’ Reserve Valuation Method or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas U.S. GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, interest assumptions and persistency; (c) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (d) beginning with the third quarter of 2008, the Company utilized undiscounted cash flows to determine impairments on structured securities, whereas U.S. GAAP would require the use of discounted cash flows that reflect market participant views; (e) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (f) payments received for universal and variable life insurance products and variable annuities are reported as premium income and change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (g) majority-owned subsidiaries and variable interest entities where the Company is the primary beneficiary and certain other controlled entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (h) surplus notes are reported in surplus, whereas U.S. GAAP would report these notes as liabilities; (i) assets are reported at admitted asset value and nonadmitted assets are excluded through a charge against surplus, whereas U.S. GAAP records these assets net of any valuation allowance; (j) reinsurance reserve credits, unearned ceded premium, and unpaid ceded claims are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts whereas U.S. GAAP would report these balances as an asset; (k) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and limited liability companies (“LLC”) as well as credit related declines in the value of bonds, mortgage loans and certain derivatives to the extent AVR is greater than zero for the appropriate asset category, whereas U.S. GAAP does not record this reserve; (l) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (m) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (n) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

and losses and foreign currency translations as other comprehensive income; (o) a prepaid asset and/or a liability is recorded for the difference between the fair value of the pension and other postretirement (“plan”) assets and the accumulated benefit obligation (which excludes non-vested employees) with the change recorded in surplus, whereas for U.S. GAAP purposes, the over/underfunded status of a plan is the difference between the fair value of the plan assets and the projected benefit obligation and is recorded as an asset or liability on the Statements of Financial Position with the change recorded through accumulated other comprehensive income; (p) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; and (q) certain group annuity and universal life contracts, which do not pass through all investment gains to contract holders, are maintained in the separate accounts, whereas U.S. GAAP reports these contracts in the general account of the Company.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments, the liabilities for future policyholders’ reserves and deposit-type contracts, the amount of mortgage loan investment valuation reserves, real estate held for sale, other-than-temporary impairments and the liability for taxes. Future events including, but not limited to, changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations and defaults, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

Under statutory accounting principles, corrections of prior year errors are recorded in surplus rather than in current year income. The following summarizes corrections of prior year errors as of December 31, 2008 (in millions):

	Correction of Prior Years’ Income	Corrections of Prior Years’ Statement of Changes to Surplus	Impact on Surplus of Error Correction	Correction of Asset or Liability Balances
Separate account guarantee reserve adjustments	$(52)	$-	$(52)	$52
Nonadmitted prepaid commission asset	-	(33)	(33)	33
Investment income recognition	(21)	-	(21)	21
Cumulative overstatement of partnership earnings	(6)	6	-	-
Capitalized software asset impairment	(2)	-	(2)	2
Prepaid commission asset	33	-	33	(33)
Policyholders’ reserves adjustments	6	-	6	(6)
Intangible asset correction	5	-	5	(5)
Reinsurance corrections	2	-	2	(2)
Policy loan adjustments	2	-	2	(2)

Total	$(33)	$(27)	$(60)	$60

As reflected in the table above, the Company incorrectly recorded $6 million of distributions from partnerships and LLCs as income rather than as a return of capital. In addition, unrealized losses were incorrectly recorded for the related changes in the values of partnerships due to distributions.

As a result of the net activity above, the Company recorded, in the Statutory Statements of Changes in

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Surplus for the year ended December 31, 2008, a net decrease of $33 million through prior period adjustments, a decrease of $33 million through the change in nonadmitted assets and an increase of $6 million through the change in net unrealized capital gains (losses).

The following summarizes corrections of prior year errors as of December 31, 2007 (in millions):

	Correction of Prior Years’ Income	Corrections of Prior Years’ Statement of Changes to Surplus	Impact on Surplus of Error Correction	Correction of Asset or Liability Balances
Cumulative overstatement of partnership earnings	$(100)	$100	$-	$-
Annuity reserve	(5)	-	(5)	5
Post employment benefits for employee severance plans	(3)	-	(3)	3
Tax settlement adjustments	5	-	5	(5)
Policyholders’ reserves adjustments	5	-	5	(5)
Dividend accumulation liability	5	-	5	(5)
Reinsurance corrections	4	-	4	(4)
Other	2	-	2	(2)

Total	$(87)	$100	$13	$(13)

As reflected in the table above, the Company incorrectly recorded $100 million of distributions from partnerships and LLCs as income rather than as a return of capital. In addition, unrealized losses were incorrectly recorded for the related changes in the values of partnerships due to distributions.

As a result of the net activity above, the Company recorded, in the Statutory Statements of Changes in Surplus for the year ended December 31, 2007, a net decrease of $87 million through prior period adjustments and an increase of $100 million through the change in net unrealized capital gains (losses).

The following summarizes corrections of prior year errors as of December 31, 2006 (in millions):

	Correction of Prior Years’ Income	Corrections of Prior Years’ Statement of Changes to Surplus	Impact on Surplus of Error Correction	Correction of Asset or Liability Balances
Nonadmitted tax settlement adjustments	$-	$(41)	$(41)	$41
Policyholders’ reserves adjustments	(18)	-	(18)	18
Post employment benefits for employee severance plans	(18)	-	(18)	18
Cumulative overstatement in the carrying value of common stock	-	(16)	(16)	16
Tax settlement adjustments	(7)	-	(7)	7
Other	(3)	-	(3)	3

Total	$(46)	$(57)	$(103)	$103

As reflected in the table above, the $16 million decrease recorded through the change in net unrealized capital gains (losses) was attributable to a pricing error that resulted in an overstatement in the carrying value of common stock and surplus.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As a result of the net activity above, the Company recorded, in the Statutory Statements of Changes in Surplus for the year ended December 31, 2006, a net decrease of $46 million through prior period adjustments, a net decrease of $41 million through change in nonadmitted assets, and a decrease of $16 million through the change in net unrealized capital gains (losses).

Certain 2007 balances have been reclassified to conform to the current year presentation.

c.	Change in accounting principles and methodology

Pursuant to confirmation from the Division, the Company began utilizing undiscounted cash flows to determine other-than-temporary impairments for structured securities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 43, “Loan-backed and Structured Securities,” prospectively beginning with the quarter ended September 30, 2008. Prior to July 1, 2008, resulting cash flows were discounted at spreads consistent with the structured and loan backed security market’s weakness and the uncertainty around the magnitude and timing of cash flows. As a result of this change, the Company’s total assets, net income and surplus for the year ended December 31, 2008 were not reduced by approximately $275 million.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statements of Financial Accounting Standards (“FAS”) No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” (“FAS No. 158”). One provision of FAS No. 158 required an employer to measure the funded status of pension and other postretirement plans as of the date of its year end statement of financial position and to modify disclosures. This provision was effective December 31, 2008. For statutory reporting, the Company elected to use the alternative method for the change in measurement date which takes the fifteen month change in net periodic benefit cost, which is consistent with U.S. GAAP. The Company estimated the three month portion applicable to the preceding year as three fifteenths of the total amount related to the change in measurement date and recorded $7 million as a change in accounting principle through current year surplus. The remaining twelve month portion of the net periodic benefit cost is reflected in the Statutory Statements of Income as part of general insurance expenses.

During 2008, the Company, in accordance with accepted actuarial methods, requested and received permission from the Division to use: (a) Company specific experience X factors and 20-year select factors for certain individual life insurance policies; and (b) the 1980 Commissioners’ Standard Ordinary 4.5% mortality valuation table rather than the 1980 Commissioners’ Standard Ordinary 4.0% mortality valuation table for certain individual life policies. As a result of these changes in reserve valuation basis, the Company recorded a reduction to policyholders’ reserves of $98 million and a corresponding increase in the Statutory Statements of Changes in Surplus.

d.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed, mortgage-backed and structured securities, the effect on amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies, consistently applied by type of security. Certain high quality fixed income securities follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. The Company has elected to use the book value as of January 1, 1994 as the cost

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

for applying the retrospective adjustment method to securities purchased prior to that date. All other fixed securities, such as floating rate bonds and interest only securities, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated using internal models by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimates of prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and results of cash flow priority are also considered. Fair values resulting from internal models are those expected to be paid in an orderly transaction between willing market participants at the financial statement date.

The Company considers the following factors in the evaluation of whether a non-interest related decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security in effect at the date of acquisition or expected cash flow for a structured security; (c) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (d) the period and degree to which the market value has been below cost. The Company considers the following factors in the evaluation of whether an interest related decline in value is other-than-temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment. The Company employs a systematic methodology to evaluate other-than-temporary impairments by conducting a quarterly management review of all bonds including those in default, not-in-good standing, or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value. If the impairment is other-than-temporary, a direct write-down to fair value or, for structured securities including residential mortgage-backed securities (“RMBS”) after July 1, 2008, to a value determined using undiscounted cash flows is recognized in realized capital losses and a new cost basis is established.

The Company has a review process for determining if Collateralized Debt Obligation (“CDO”) investments are at risk for other-than-temporary impairment. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and prices of the underlying corporate credit risks and incorporated prepayment and default assumptions that vary according to collateral attributes of each deal. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default vector), rating change improvement (optimistic), rating change downgrade (pessimistic), and market price (market – implied). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. An other-than-temporary impairment is recorded if the aggregate undiscounted projected cash flows in this sixth scenario result in the default of any principal or interest payments due. For the most subordinated non-coupon bearing junior tranches (CDO equity tranches), the present value of the projected cash flows, in the sixth scenario are measured using an 11% discount rate. If the current book value of the security is below the present value measured using an 11% discount rate, then the sum of the undiscounted cash flows are compared to the book value. If the undiscounted cash flows do not equal or exceed the book value of the security, then an other-than-temporary impairment is taken in an amount sufficient to adjust the book value to the sum of undiscounted cash flows. Certain CDOs cannot be modeled using all six scenarios, because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign denominated CDOs, are projected using a customized scenario management believes is appropriate for the applicable collateral pool.

Asset-backed securities, including RMBS and commercial mortgage-backed securities (“CMBS”), are evaluated for other-than-temporary impairment on a periodic basis using scenarios customized by collateral

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type. The Company performs sensitivity analysis on defaults as loan-to-value ratios change, and on defaults as prepayments change using default curves under various scenarios. The Company combines scenario analysis with a monthly surveillance process in which it compares actual delinquencies and defaults to expectations established at the time securities are acquired and expectations considering current market conditions, and performs a statistical review to determine potential losses relative to credit support of troubled loan exposures on a transaction-by-transaction basis.

Pursuant to confirmation from the Division, the Company began utilizing undiscounted cash flows to determine other-than-temporary impairments for structured securities, prospectively beginning with the quarter ended September 30, 2008. Internal inputs used in determining the amount of the other-than-temporary impairments on structured securities included collateral performance including prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. Prior to July 1, 2008, resulting cash flows were discounted at spreads consistent with the residential mortgage market’s weakness and the uncertainty around the magnitude and timing of cash flows. This review process provided a framework for deriving other-than-temporary impairments in a manner consistent with market participant assumptions. In these analyses, credit quality by loan vintage, collateral type and investment structure were critical elements in determining other-than-temporary impairments.

e.	Preferred stocks

Generally, preferred stocks in good standing are valued at amortized cost. Preferred stocks not in good standing are valued at the lower of amortized cost or fair value. Fair values of preferred stocks are based on published market values, where available. For preferred stocks without readily ascertainable market values, the Company estimated fair value using broker-dealer quotations or internal models.

The cost basis of preferred stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly management review of issuers whose preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down to fair value is recognized in realized capital losses and a new cost basis is established.

f.	Common stocks- subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily MassMutual Holding LLC (“MMHLLC”), are accounted for using the equity method. The Company accounts for the value of its investment in its subsidiary, MMHLLC, at its underlying U.S. GAAP net equity, adjusted for certain nonadmitted and intangible assets. Operating results, less dividend distributions, for MMHLLC are reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividend distributions received from MMHLLC are recorded in net investment income. Dividend distributions to the Company are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks- subsidiaries and affiliates is adjusted for impairments deemed to be other-than-temporary consistent with common stocks- unaffiliated.

g.	Common stocks- unaffiliated

Common stocks, including warrants, are valued at fair value with unrealized capital gains and losses included as a change in surplus. Common stock transactions are recorded on a trade date basis.

The fair value of common stocks is based on values provided by the SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

market values are unavailable, fair values are determined by management using estimates based upon internal models.

The cost basis of common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly management review of issuers whose common stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down to fair value is recognized in realized capital losses and a new cost basis is established.

h.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectability and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded in net unrealized capital gains (losses) in surplus.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when the acquisition of the collateral is probable and a reasonable estimate of the collateral value has been made.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection of interest is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the original or modified mortgage loan agreement.

i.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. Unsecured amounts were $1 million as of December 31, 2008 and 2007,

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

which were nonadmitted. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Variable rate policy loans are adjusted at least annually and their carrying value approximates the fair value. For loans issued with a fixed interest rate, fair value is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

j.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is carried at the lower of depreciated cost or fair value, less selling costs. Real estate classified as held for sale is not depreciated. Adjustments to the carrying value of real estate held for sale are recorded when fair value less selling costs is below depreciated cost and are included in realized capital losses.

Real estate acquired in satisfaction of debt is recorded at the lower of cost or fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating sample of properties on an annual basis. If an external appraisal is not obtained, an internal appraisal is performed.

k.	Partnerships and limited liability companies

Partnerships and LLCs, except for investments in partnerships which generate low income housing tax credits (“LIHTC”), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. When it appears probable that the Company will be unable to recover the outstanding cost of an investment, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses reflecting the excess of the cost over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership or LLC’s underlying assets, cash flow, current financial condition and other market factors. Distributions not deemed to be a return of capital are recorded in net investment income when received provided there are accumulated undistributed earnings in the partnership or LLC.

Investments in partnerships which generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are allocated. For determining impairments in partnerships which generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 1.7% for future benefits of two years to 3.4% for future benefits of ten years or greater and compares the results to its current book values. Impairments are recognized as realized capital losses.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. If the equity method is suspended, all future losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

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l.	Derivatives and other invested assets

Derivatives and other invested assets consist of investments in derivative financial instruments and other miscellaneous investments.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. In addition, the Company models many of these instruments internally. These quotations are compared to internally derived prices and a price challenge is lodged with the independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. Ultimately, the Company accepts the final price obtained from an independent source as its measurement of fair value for these instruments. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

m.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in money market mutual funds, commercial paper, and securities purchased under agreements to resell are classified as short-term investments.

The Company has entered into contracts for securities purchased under agreements to resell whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Securities purchased under agreements to resell are accounted for as collateralized loans, with the cash paid for the securities included in the Statutory Statements of Cash Flows as a short-term investment. The underlying securities are not recorded as investments owned by the Company, but instead serve as collateral related to these short-term investments. The difference between the amount paid and the amount at which the securities will be subsequently resold is reported as interest income in net investment income. At purchase, the Company requires collateral in the form of securities having a fair value of a minimum of 102% of the securities’ purchase price. If at anytime the fair value of the collateral declines to less than 100% of the securities’ purchase price, the counterparty is obligated to provide additional collateral to bring the total collateral held by the Company to at least 102% of the securities’ purchase price.

The carrying value reported in the Statutory Statements of Financial Position for these instruments approximates the fair value.

n.	Securities lending

The Company participates in securities lending whereby certain securities are loaned to third-party brokers. The lending is either fee-based with securities as collateral or requires cash collateral. The Company retains control over loaned securities, which remain assets of the Company and are not removed from the accounting records. The Company has the ability to sell the securities while on loan and has the right to terminate a lending agreement at any time without penalty.

Under fee-based lending, the Company’s policy requires that a minimum of 102% of the fair value of the loaned securities be held in securities separately at third-party institutions as collateral. The collateral may include U.S. Treasury securities, agency bonds, agency mortgage-backed securities and investment grade corporate bonds. If at any time the fair value of the collateral declines to less than 102% of the loaned securities’ fair value, the counterparty is obligated to provide additional collateral to bring the total collateral held on behalf of the Company to at least 102% of the loaned securities’ fair value. The Company does not record or have use of the collateral. Fees received for loaning the securities, net of direct expenses, are recorded in net investment income.

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Under cash collateral lending, the Company’s policy requires that a minimum of 102% of the fair value of the loaned securities be held in cash collateral, which is recorded in other liabilities as a payable and in assets as cash on the Statutory Statements of Financial Position. Interest received on investment of the cash collateral, net of a rebate rate paid to the borrower, is recorded in net investment income.

o.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

p.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium, reinsurance recoverables, other receivable items, and fixed assets.

Fixed assets are included in other than invested assets at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range from up to fifteen years for leasehold improvements and up to ten years for all other fixed assets. Most unamortized software and office equipment are nonadmitted assets.

Goodwill, which consisted of a management contract assumed when the ownership of an affiliate was transferred to the Company in 2006, was fully amortized as of December 31, 2008. Goodwill of $3 million was amortized as an unrealized capital loss in 2008. In those instances when goodwill results from the purchase of a subsidiary, it shall be amortized as an unrealized capital loss over the period in which the acquiring entity benefits economically, not to exceed ten years. Alternatively, had the goodwill resulted from certain types of assumption reinsurance it would be amortized to operations over the period in which the assuming entity benefits economically, not to exceed ten years.

q.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset (subject to certain limitations) that will not be realized by the end of the next calendar year, the pension plan asset, the disallowed interest maintenance reserve (in a net asset position), certain investments in partnerships for which audits are not performed, certain intangible assets, certain other receivables, advances and prepayments, and related party amounts outstanding greater than 90 days from the due date. Such amounts are excluded from the Statutory Statements of Financial Position.

r.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of individual and group variable annuity, variable life and other insurance contract/policyholders to meet specific investment objectives. Separate account assets consist principally of marketable securities reported at fair value. Except for seed money as noted below, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. The Company’s revenue reflects fees charged to the separate accounts, including administrative and investment advisory fees.

The Company may transfer investments from the general account to seed separate accounts. Investments transferred to separate accounts are transferred at fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest

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in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts for which the contract/policyholder assumes the investment risk; and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the contract/policyholder. For certain guaranteed separate account products such as interest rate guarantee and indexed separate accounts, reserve adequacy is performed on a contract by contract basis using, as applicable, prescribed interest rates, mortality rates, and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in Policyholders’ reserves or Liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as Change in policyholders’ reserves or Policyholders’ benefits in the Statutory Statements of Income.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income. Investment income and realized capital gains and losses on the assets of separate accounts accrue to contract/policyholders and are not recorded in the Statutory Statements of Income. Unrealized capital gains and losses on assets of separate accounts accrue to contract/policyholders and, accordingly, are reflected in the separate account liability to the contract/policyholder.

s.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table.

Reserves for individual payout annuities are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method (“CARVM”) using applicable interest rates and mortality tables, primarily 1971 and 1983 Individual Annuity Mortality and Annuity 2000. The primary risk for payout annuities is the risk that the company may have insufficient investment income to fund the required interest and for those which have a life contingency element, that the annuitant might live longer than the mortality tables predict.

Reserves for individual fixed deferred annuities are developed using accepted actuarial methods computed principally under the CARVM using applicable interest rates and mortality tables, primarily 1971 and 1983 Individual Annuity Mortality and Annuity 2000. The primary risk for fixed deferred annuities is that insufficient investment income is earned to fund the minimum guarantees or that customers may choose to withdraw funds in an environment where interest rates have increased significantly in a very short period of time.

Reserves for individual variable deferred annuities are developed using accepted actuarial methods computed principally under the CARVM using applicable interest rates and mortality tables, primarily the 1994 Minimum Guaranteed Death Benefit. Additional reserves are calculated to specifically fund guaranteed minimum death benefits (“GMDBs”) and variable annuity guaranteed living benefits (“VAGLBs”). The death benefit reserve essentially assumes a market drop and subsequent recovery under the CARVM rules to calculate a reserve. The guaranteed living benefit reserves are currently an accumulation of charges collected on the benefits. Both the GMDBs and VAGLBs are subject to asset adequacy testing required under the actuarial guidelines to determine whether additional reserves need to be established. Such testing is performed reflecting all benefits and guarantees associated with the variable annuity contracts, as well as all expenses and charges associated with those contracts. The Company

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performs this testing on a stochastic basis using scenarios from the American Academy of Actuaries. Assumptions used for policyholder behavior (lapses, partial withdrawals, annuitization, and additional premiums), mortality, expenses and commissions, investment management fees and taxes are consistent with those used for basic asset adequacy testing. The key drivers for these reserves are equity market levels, policyholder elections for our guaranteed minimum income benefits (“GMIBs”), expenses and interest rates.

Disability income policy reserves are generally calculated using the two-year preliminary term method and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest and mortality rates in accordance with applicable statutes and regulations.

Disabled life claim reserves are generally calculated using actuarially accepted methodology and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care policy reserves are generally calculated using the one-year preliminary term method and actuarially accepted morbidity, mortality and lapse tables with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care claim reserves are generally calculated using actuarially accepted methodology and actuarially accepted morbidity tables with assumed interest rates in accordance with applicable statutes and regulations.

Unpaid claims and claim expense reserves are related to disability and long-term care claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments paid prior to the valuation date. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC annual statement instructions. Traditional life, permanent and term products use a formula that applies a weighted-average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula which applies a weighted-average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity), a weighted-average statutory valuation rate is applied to the mean statutory reserve.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The same reserve methods applied to standard policies are used for substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had total life insurance in force of $365,078 million and $347,667 million as of December 31, 2008 and 2007, respectively. Of this total, the Company had $31,692 million and $39,500 million of life insurance in force as of December 31, 2008 and 2007, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use industry standard mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

Certain variable universal life and universal life contracts include features that ensure continued death

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

benefit coverage such as GMDBs, or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. Features of GMDBs and other guarantees provide a death benefit if the contract holder dies and the value of the obligation under contract exceeds the assets under contract. The value of the obligation is based on the premium paid less policy charges, amounts withdrawn, and a surrender charge. The liability for GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Certain individual variable annuity products issued by the Company offer GMDBs and VAGLBs. The primary types of VAGLBs offered by the Company are guaranteed minimum accumulation benefits (“GMABs”), guaranteed minimum income benefits (“GMIBs”), and guaranteed minimum withdrawal benefits (“GMWBs”). The liabilities for GMDBs and VAGLBs are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves. The Company’s GMDB and VAGLB reserves are calculated in accordance with actuarial guidelines.

Annuity GMDBs provide a death benefit if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death while others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset), or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For an annuity contract, a decline in the stock market causing the contract value to fall below the specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

In general, VAGLBs require adherence to a Company approved asset allocation strategy. Election of a VAGLB is generally only available at contract issue.

GMABs provide the annuity contract holder with a guaranteed minimum account value at the end of the product’s guarantee period. If the account value is below that guarantee at the end of the period, the account value is increased to the guaranteed level and the contract continues from that point. Options for the guarantee period are ten and twenty years.

GMIBs provide the annuity contract holder with a guaranteed minimum payment when the contract is annuitized. The GMIB would be beneficial to the contract holder if the contract holder’s account value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization. GMIB benefits generally anticipate payout between ages 60 and 90. GMIBs cannot be exercised within ten years of contract issuance. The Company first issued these benefits in 2002.

As of January 1, 2008, certain individual variable annuity products issued by the Company offer GMWBs. GMWBs provide the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value. Reserves for GMWBs are based on actuarial principles for these types of guarantees.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

t.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

u.	Policyholders’ dividends

The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends expected to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statutory Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Directors. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges. Settlement dividends are an extra dividend payable at termination of a policy upon maturity, death, or surrender.

v.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds, mortgage loans, and certain derivatives to the extent that AVR is greater than zero for the appropriate asset category. The AVR is reported in the Statutory Statements of Financial Position and the change in AVR is reported in the Statutory Statements of Changes in Surplus.

w.	Securities sold under agreements to repurchase

The Company has entered into contracts for securities sold under agreements to repurchase whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Securities sold with agreement to repurchase are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense, a component of investment expense which is reported in net investment income on the Statutory Statements of Income. The Company utilizes the proceeds from these agreements to make investments in short-term or cash equivalent investments.

The Company provides collateral as dictated by the agreements to the counterparty in exchange for a loan amount. If the fair value of the securities sold becomes less than the loan amount, the counterparty may require additional collateral.

x.	Commercial paper

The Company issues commercial paper in the form of unsecured notes (“Notes”) in minimum denominations of $250 thousand up to a total aggregation of $1 billion. These Notes have maturities up to a maximum of 270 days from the date of issue and are sold at par less a discount representing an interest factor or, if interest bearing, at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. Interest on the Notes is calculated using a 360-day year based on the actual number of days elapsed. Commercial paper is reported as a liability on the Company’s Statutory Statements of Financial Position. Due to the short-term nature of the Notes, the carrying value is assumed to approximate fair value.

y.	Other liabilities

Other liabilities primarily include liabilities related to derivative payables, amounts held for agents, and other payable items.

z.	Participating contracts

Participating contracts are those contracts that share in the equity of the Company. Participating contracts issued by the Company represented 68% and 67% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2008 and 2007, respectively.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

aa.	Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

bb.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Disability income premium is recognized as revenue when due.

Premium revenue is offset by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s new premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

cc.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the interest maintenance reserve (“IMR”) and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in surplus.

dd.	Employee compensation plans

The Company’s long-term incentive compensation plan was effective as of January 1, 2008 under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (“PSAR”) and Phantom Restricted Stock (“PRS”). These awards do not grant an equity or ownership interest in the Company.

PSAR grant the participant the right to receive the appreciation in phantom stock price over the award period, providing an individual with the opportunity to share in the increase in total enterprise value. Awards can only be settled in cash equal to the gain, if any, related to the number of PSAR exercised. PSAR cliff vest at the end of three years and expire five years after the date of grant. Vested PSAR may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

PRS provides an individual with the opportunity to receive the full phantom share value (grant price plus any future appreciation in share price) over the award period. PRS vests on a graded basis over five years, one third per year after years three, four and five and are paid upon vesting. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent calculated phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company plans are liability classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSAR and PRS considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period. Awards contain vesting conditions, whereby employees’ unvested awards immediately vest at the time of retirement, death, or disability with a one year exercise period after termination. A formula has been established, which serves as the basis for the phantom share price, based on the Company and its subsidiaries’ core operating earnings. This phantom share price will be calculated and communicated to all participants quarterly and used in calculating the liability of the Company based on intrinsic value.

ee.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within surplus. Changes to deferred income taxes are reported on various lines within surplus. Limitations of deferred income taxes are recorded on the change in nonadmitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

3.	New accounting standards

In September 2008, the NAIC issued SSAP No. 99, “Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment,” with an effective date of January 1, 2009. This statement establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an other-than-temporary impairment. The Company is in the process of assessing the impact of this statement.

In December 2008, the NAIC issued SSAP No. 91(R), “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” with an effective date of January 1, 2009. This statement adopts the revisions to FAS No. 156, “Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140,” requiring that all servicing assets and servicing liabilities should initially be measured at fair value. Consistent with these revisions, this SSAP adopts guidance from FAS No. 156 requiring the inclusion of separately recognized servicing assets and servicing liabilities in the calculation of proceeds from the sale of assets and modifies the illustrations included within SSAP No. 91 accordingly. This SSAP rejects the optionality provided within FAS No. 156 for subsequent measurement of servicing assets and servicing liabilities at fair value or cost, but revises the SSAP No. 91 accounting measurement method for such items to a fair value measurement method. This SSAP confirms adoption of guidance previously adopted from FAS No. 140 regarding servicing assets and servicing liabilities established from the transfer of financial assets to a qualifying special purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities. This SSAP also adopts

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

nonsubstantive revisions from FAS No. 156 in which the term “retained interests” is replaced with “interests that continue to be held by the transferor,” with amendments to the definition to exclude servicing assets and servicing liabilities. The Company is in the process of assessing the impact of this statement.

In January 2009, the NAIC issued SSAP No. 98, “Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, and Amendment of SSAP No. 43 – Loan-backed and Structured Securities,” which is effective for quarterly and annual reporting periods beginning on or after January 1, 2009. SSAP No. 98 requires that a structured or loaned-backed security that is other-than-temporarily impaired be written down to fair value and recognized in net realized capital gains (losses). Prior to this amendment, an impairment write-down of structured and loaned-backed security was based on that security’s undiscounted cash flows. SSAP No. 98 clarifies that an interest related decline in value should be deemed other-than-temporary only when the investor has the intent to sell the investment, at the reporting date, before recovery of the investment. Credit related other-than-temporary impairment losses shall be recorded through the AVR; interest related other-than-temporary impairment losses shall be recorded through the IMR. The estimated impact on total assets, net income, and surplus of applying SSAP No. 98 as of December 31, 2008 of approximately $275 million resulting from residential mortgage-backed securities and collateralized debt obligations as disclosed in the statutory financial statements represents management’s best estimates and assumptions. The impact of applying SSAP No. 98 to other types of structured securities has not yet been determined, but may adversely impact the results of operations and financial condition.

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2008
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$9,401	$1,696	$5	$11,092
All other governments	115	34	-	149
States, territories and possessions	1,062	38	14	1,086
Special revenue	3,066	169	16	3,219
Public utilities	1,528	25	101	1,452
Industrial and miscellaneous	26,721	661	4,635	22,747
Credit tenant loans	170	7	-	177
Parent, subsidiaries and affiliates	3,102	29	542	2,589

Total	$45,165	$2,659	$5,313	$42,511

Note: The carrying value in this table includes $84 million of unrealized losses on NAIC category 6 bonds which are not included in gross unrealized losses.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2007
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$4,945	$389	$4	$5,330
All other governments	122	24	-	146
States, territories and possessions	33	-	1	32
Special revenue	4,293	60	17	4,336
Public utilities	1,440	46	17	1,469
Industrial and miscellaneous	26,762	691	592	26,861
Credit tenant loans	189	11	-	200
Parent, subsidiaries and affiliates	2,427	6	74	2,359

Total	$40,211	$1,227	$705	$40,733

Note: The carrying value in this table includes $39 million of unrealized gains related to foreign currency amounts recorded in surplus and $8 million of unrealized losses on NAIC category 6 bonds which are not included in unrealized losses.

The table below sets forth the Securities Valuation Office ratings for the bond portfolio along with what the Company believes were the equivalent rating agency designations:

		December 31,
		2008		2007
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)
1	Aaa/Aa/A	$31,504	70%	$27,245	68%
2	Baa	10,004	22	9,299	23
3	Ba	1,504	3	1,601	4
4	B	1,438	4	1,640	4
5	Caa and lower	521	1	363	1
6	In or near default	194	-	63	-

	Total	$45,165	100%	$40,211	100%

As a result of the continuing decline in the credit markets, certain bonds may have a credit quality rating which is lower than the December 31, 2008 NAIC class and equivalent rating agency designations in the above table.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the carrying value and fair value of bonds as of December 31, 2008 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Securities that are not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$2,577	$2,540
Due after one year through five years	9,526	8,627
Due after five years through ten years	9,799	8,722
Due after ten years	23,263	22,622

Total	$45,165	$42,511

The proceeds from sales, gross realized capital gain and loss activity on sales and other-than-temporary impairments on bonds were as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Proceeds from sales	$6,582	$4,411	$6,747
Gross realized capital gains on sales	684	95	90
Gross realized capital losses on sales	(431)	(43)	(87)
Other-than-temporary impairments	(1,018)	(504)	(32)

Of the $1,018 million of other-than-temporary impairments, 30% were determined using internally developed models.

Portions of realized capital gains and losses which were determined to be interest related were deferred into the IMR.

The book values of investments were written down when a decline in value was considered to be other-than-temporary. Through December 31, 2008, the Company recognized $1,018 million of impairment losses on bonds. The impact to surplus was reduced by a release of AVR, $131 million of which was from the bond component. The Company employed a systematic methodology to evaluate all declines in fair value. The methodology to evaluate declines in value used a quantitative and qualitative process ensuring that available evidence concerning the declines was evaluated in a disciplined manner.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2008 and 2007.

	December 31, 2008
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$202	$4	37	$20	$1	28
All other governments	-	-	-	-	-	-
States, territories and possessions	367	10	29	24	3	1
Special revenue	209	12	36	41	4	9
Public utilities	734	59	87	202	42	27
Industrial and miscellaneous	10,520	1,788	1,240	5,228	2,928	655
Credit tenant loans	58	4	6	-	-	-
Parent, subsidiaries and affiliates	849	249	8	429	293	7

Total	$12,939	$2,126	1,443	$5,944	$3,271	727

Note: The unrealized losses in this table include $84 million of unrealized losses on NAIC category 6 bonds.

For industrial and miscellaneous, the majority of the unrealized losses in both categories above continued to grow as the widening of credit spreads, the continuing decline in the credit markets, liquidity, bank loan values, and other uncertainties were reflected in current market values. These factors continue to impact the value of RMBS bonds and have now spread to the broader bond market significantly affecting values in leveraged loans and CMBS. Deterioration of underlying collateral, downgrades of credit ratings, or other factors may lead to further declines in value.

	December 31, 2007
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$222	$1	7	$155	$3	115
All other governments	25	-	3	2	-	4
States, territories and possessions	-	-	1	30	1	2
Special revenue	708	1	29	909	16	65
Public utilities	147	3	38	333	14	44
Industrial and miscellaneous	7,829	391	1,129	4,937	187	416
Credit tenant loans	45	-	2	-	-	-
Parent, subsidiaries and affiliates	426	56	11	52	1	3

Total	$9,402	$452	1,220	$6,418	$222	649

Note: The unrealized losses in this table include $39 million of unrealized gains related to foreign currency amounts recorded in surplus and $8 million of unrealized losses on NAIC category 6 bonds.

For industrial and miscellaneous, the majority of the unrealized losses less than 12 months, as of December 31, 2007 were in RMBS and resulted from the widening of credit spreads and continuing decline in the credit markets.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Based on the Company’s policies as discussed in Note 2d, as of December 31, 2008 and 2007, the Company has not deemed these investments to be other-than-temporarily impaired because the book value of the investments is expected to be realized based on our analysis of fair value or, undiscounted cash flows for structured securities, and the Company has the ability and intent not to sell these investments until recovery, which may be maturity.

The Company did not sell any securities at a loss or in a loss position with the NAIC’s designation 3 or below through the years ended December 31, 2008 or 2007 that were reacquired within 30 days of the sale date.

The Company had assets which were on deposit with government authorities or trustees as required by law in the amount of $45 million as of December 31, 2008 and $43 million as of December 31, 2007.

Residential mortgage-backed exposure

The Company holds certain investments backed by pools of residential mortgages. The majority of these investments are included in bonds. The mortgages in these pools have varying risk characteristics and are commonly categorized as being of U.S. government agency, non-agency prime, Alt-A and subprime borrower quality. The mortgage collateral classified as U.S. government agency is considered of the lowest relative risk while those classified as subprime are of the highest relative risk. The Alt-A category includes option adjustable rate mortgages, and the subprime category includes “scratch and dent” or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2008, of the $26,721 million of industrial and miscellaneous bonds, the Company had $10,028 million of RMBS bonds, including Collateralized Debt Obligations (“CDOs”) and other bonds with residential mortgage exposure, of which $5,401 million was prime, $3,109 million was Alt-A and $1,518 million was subprime. As of December 31, 2007, of the $26,762 million of industrial and miscellaneous bonds, the Company had $12,286 million of RMBS bonds, including CDOs and other bonds with residential mortgage exposure, of which $7,629 million was prime, $3,419 million was Alt-A and $1,238 million was subprime.

Beginning in 2007, market conditions for Alt-A and subprime investments deteriorated due to higher delinquencies, reduced home prices, and reduced refinancing opportunities. This market turbulence has spread to other credit markets. It is unclear how long it will take for a return to more liquid market conditions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The actual cost, carrying value, fair value, and related gross realized losses from other-than-temporary impairments of the Company’s bond investments with significant Alt-A or subprime exposure were as follows:

	December 31, 2008			Year Ended December 31, 2008
	Actual Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments
	(In Millions)
Alt-A:
Residential mortgage-backed securities	$3,778	$3,027	$1,625	$(579)
Collateralized debt obligations	88	82	82	(19)
Other bonds	-	-	-	-

Total Alt-A	3,866	3,109	1,707	(598)
Subprime:
Residential mortgage-backed securities	1,779	1,517	1,139	(151)
Collateralized debt obligations	13	1	1	(4)

Total subprime	1,792	1,518	1,140	(155)

Total Alt-A and subprime	$5,658	$4,627	$2,847	$(753)

Note: The actual cost in this table is reduced by paydowns and other maturities.

	December 31, 2007			Year Ended December 31, 2007
	Actual Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments
	(In Millions)
Alt-A:
Residential mortgage-backed securities	$3,540	$3,346	$3,183	$(205)
Collateralized debt obligations	112	21	17	(97)
Other bonds	52	52	52	-

Total Alt-A	3,704	3,419	3,252	(302)
Subprime:
Residential mortgage-backed securities	1,356	1,237	1,183	(123)
Collateralized debt obligations	23	1	3	(23)

Total subprime	1,379	1,238	1,186	(146)

Total Alt-A and subprime	$5,083	$4,657	$4,438	$(448)

Note: The actual cost in this table is reduced by paydowns and other maturities.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables show the percentage by statement value of Alt-A and subprime residential mortgage-backed securities by vintage (representing the year the pool of loans was originated) and nationally recognized credit quality ratings as of December 31, 2008 and 2007:

	December 31, 2008
Year	AAA	AA	A	BBB	BB and below	Total
2008	0.2%	-%	-%	-%	-%	0.2%
2007	5.9	1.3	0.1	0.7	1.7	9.7
2006	32.3	2.3	1.0	0.9	0.9	37.4
2005 and prior	39.9	10.2	1.3	0.9	0.4	52.7

Total	78.3%	13.8%	2.4%	2.5%	3.0%	100.0%

	December 31, 2007
Year	AAA	AA	A	BBB	BB and below	Total
2007	9.5%	1.0%	0.1%	0.2%	-%	10.8%
2006	37.8	1.2	0.2	0.8	0.4	40.4
2005 and prior	41.0	6.6	0.7	0.4	0.1	48.8

Total	88.3%	8.8%	1.0%	1.4%	0.5%	100.0%

Subsequent to the financial statement date, there were additional credit downgrades for securities backed by residential mortgage pools, which were held by the Company. However, such downgrades did not significantly change the overall credit quality mix of the RMBS portfolio.

Leveraged loan exposure

Leveraged loans are loans extended to companies or individuals that already have considerable amounts of debt. The Company holds leveraged loans as bonds with interest rates that are higher than typical loans that reflect the additional risk of default from issuers with high debt-to-equity ratios. The actual cost, carrying value, fair value, and related gross realized losses from other-than-temporary impairments of the Company’s domestic and European leveraged loans were as follows:

	December 31, 2008			Year Ended December 31, 2008
	Actual Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments
	(In Millions)
Domestic leveraged loans	$1,802	$1,728	$1,304	$(56)
Domestic leveraged loan CDOs	929	881	447	(30)

Total domestic leveraged loans and CDOs	$2,731	$2,609	$1,751	$(86)

European leveraged loans	$911	$888	$388	$(51)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2007			Year Ended December 31, 2007
	Actual Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments
	(In Millions)
Domestic leveraged loans	$2,085	$2,082	$2,029	$(3)
Domestic leveraged loan CDOs	734	714	677	(17)

Total domestic leveraged loans and CDOs	$2,819	$2,796	$2,706	$(20)

European leveraged loans	$986	$1,046	$1,013	$-

Note: The actual cost in these tables is reduced by paydowns and other maturities.

Commercial mortgage-backed exposure

The Company holds certain bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had actual cost of $3,422 million, fair value of $2,720 million and related gross realized losses from other-than-temporary impairments of $2 million as of December 31, 2008. These investments had actual cost of $3,334 million, fair value of $3,341 million and related gross realized losses from other-than-temporary impairments of $3 million as of December 31, 2007.

b.	Preferred stocks

The Company held preferred stocks with a carrying value of $126 million and fair value of $91 million as of December 31, 2008. The Company held preferred stocks with a carrying value of and fair value of $152 million as of December 31, 2007.

The realized gain and loss activity of preferred stocks was as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Gross realized capital gains on sales	$2	$5	$17
Gross realized capital losses on sales	(10)	-	-
Other-than-temporary impairments	(36)	(24)	(1)

As of December 31, 2008, the Company had no preferred stock with Alt-A or subprime exposure. As of December 31, 2007, the Company had preferred stock with Alt-A exposure to residential mortgage-backed securities with cost, carrying value, and fair value of $3 million.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $124 million as of December 31, 2008 and $139 million as of December 31, 2007.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2008	2007
	(In Millions)
Adjusted cost basis	$338	$579
Gross unrealized gains	37	215
Gross unrealized losses	(110)	(29)

Carrying value	$265	$765

The realized gain and loss activity of unaffiliated common stocks was as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Gross realized capital gains on sales	$105	$184	$224
Gross realized capital losses on sales	(86)	(39)	(33)
Other-than-temporary impairments	(34)	(38)	(8)

As of December 31, 2008, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $137 million in 554 issuers. These holdings were in an unrealized loss position of $110 million, $50 million of which were in an unrealized loss position more than 12 months. As of December 31, 2007, investments in unaffiliated common stocks with an unrealized loss position included holdings with a fair value of $197 million in 405 issuers. These holdings were in an unrealized loss position of $29 million, $4 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process discussed in Note 2g, the decline in value of these securities was not considered to be other-than-temporary as of December 31, 2008 or 2007.

The Company held no common stocks with exposure to residential mortgage-backed securities as of December 31, 2008 and $15 million as of December 31, 2007.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with a carrying value of $67 million as of December 31, 2008 and a carrying value of $134 million as of December 31, 2007.

d.	Mortgage loans

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $11,876 million as of December 31, 2008 and $11,402 million as of December 31, 2007. There was a valuation allowance of $58 million recorded as of December 31, 2008 and no valuation allowance recorded as of December 31, 2007. The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the United States and Canada. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (“FHA”) and Veterans Administration (“VA”) guarantees.

On occasion, the Company advances funds for the payment of taxes, assessments and other amounts such as real estate taxes, legal bills, and appraisals prepared by a Member Appraisal Institute designated appraiser to protect collateral. Typically, advances are made on problem loans for which the Company is in negotiations with the borrower. To the extent that advances are not recoverable, they are written off as a

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

realized loss upon the disposition of the mortgage loan. Taxes, assessments and other amounts advanced on behalf of a third party, not included in the mortgage loan carrying value total, were less than $1 million as of December 31, 2008 and 2007.

As of December 31, 2008, scheduled mortgage loan maturities, net of valuation allowances, were as follows (in millions):

2009	$587
2010	1,025
2011	1,329
2012	1,546
2013	771
Thereafter	4,011

Commercial mortgage loans	9,269
Residential mortgage loan pools	2,607

Total mortgage loans	$11,876

Included in commercial mortgage loans in the above table were mezzanine loans of $144 million as of December 31, 2008.

As of December 31, 2008 and 2007, mortgage loan lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31, 2008			December 31, 2007
	Low	High	Weighted Average	Low	High	Weighted Average
Commercial mortgages	1.9%	10.4%	5.7%	3.9%	10.4%	6.1%
Residential mortgage loan pools	4.0%	13.7%	6.5%	4.2%	13.7%	6.7%
Mezzanine mortgages	4.0%	18.0%	10.4%	8.0%	18.0%	11.4%

During the years ended December 31, 2008 and 2007, mortgage loan lending rates, including fixed and variable, on new issues were:

	2008		2007
	Low	High	Low	High
Commercial mortgages	1.9%	6.6%	4.8%	8.9%
Residential mortgage loan pools	5.9%	6.8%	5.6%	7.2%
Mezzanine mortgages	9.0%	12.0%	8.0%	14.0%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 89.5% as of December 31, 2008 and 2007. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 97.5% as of December 31, 2008 and 2007.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The gain and loss activity of mortgage loans was as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Gross realized investment gains	$15	$17	$26
Gross realized investment losses	(10)	(2)	(5)
Write-offs	-	(21)	-
Other-than-temporary impairments	(1)	-	-

As of December 31, 2008 and 2007, the Company had no restructured loans. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2008 or 2007.

Interest deferred to future periods from mortgage loans on properties under development was $6 million for the year ended December 31, 2008 and $8 million for the year ended December 31, 2007.

During 2007, the Company wrote-off one mortgage loan that was foreclosed. The $22 million loss related to this loan was recorded as a realized capital loss.

The Company does not originate any residential mortgages but invests in residential mortgage loan pools which may contain mortgages of subprime credit quality. As of December 31, 2008 and 2007, the Company had no direct subprime exposure through the origination of residential mortgage loans or purchases of unsecuritized whole-loan pools. The Company purchases seasoned loan pools, most of which are FHA insured or VA guaranteed. The Company had mortgages with residential mortgage-backed exposure with a carrying value of $2,607 million as of December 31, 2008 and $2,660 million as of December 31, 2007, most of were FHA insured or VA guaranteed.

Impaired mortgage loans consisted of the following:

	December 31,
	2008	2007	2006
	(In Millions)
Impaired mortgage loans with valuation allowance	$218	$-	$22
Less valuation allowance on impaired loans	(58)	-	(22)

Net carrying value of impaired mortgage loans	$160	$-	$-

Average recorded investment in impaired loans	$160	$-	$21

There was no interest income on impaired loans for the years ended December 31, 2008 or 2007, and $2 million for the year ended December 31, 2006.

There were no mortgage loans with interest more than 180 days past due as of December 31, 2008 or 2007.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of mortgage loans was as follows:

	December 31,
	2008	2007
	(In Millions)
California	$2,368	$2,319
Texas	999	621
Massachusetts	663	653
Illinois	527	506
Washington	384	373
Virginia	344	302
All other states	3,473	3,322
Canada	511	646

Total commercial mortgage loans	9,269	8,742
Residential mortgage loan pools	2,607	2,660

Total mortgage loans	$11,876	$11,402

Note: The all other states in this table consist of 42 states with individual mortgage loan exposures of $320 million or less.

Included in commercial mortgage loans in the above table were mezzanine loans in the amounts of $144 million as of December 31, 2008 and $159 million as of December 31, 2007.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. Surplus was not materially impacted by the geographical concentrations for the years ended December 31, 2008 or 2007.

Commercial mortgage loan exposure

The Company holds commercial mortgage loans for which it is the primary lender or where the Company is a secondary lender, often for a commercial property in development, which are classified as mezzanine loans. These loans have varying risk characteristics including among others the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, and the refinance risk associated with maturity of the loan and deteriorating collateral value.

The amortized cost, carrying value, fair value, and related gross realized losses from other-than-temporary impairments of the Company’s commercial mortgage loans were as follows:

	December 31, 2008			Year Ended December 31, 2008
	Amortized Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments	Valuation Allowance
	(In Millions)
Commercial mortgage loans excluding mezzanine loans	$9,158	$9,125	$8,935	$(1)	$(23)
Commercial mezzanine mortgage loans	180	144	128	-	(35)

Total commercial mortgage loans	$9,338	$9,269	$9,063	$(1)	$(58)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2007			Year Ended December 31, 2007
	Amortized Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments	Valuation Allowance
	(In Millions)
Commercial mortgage loans excluding mezzanine loans	$8,470	$8,583	$8,704	$-	$-
Commercial mezzanine mortgage loans	159	159	166	-	-

Total commercial mortgage loans	$8,629	$8,742	$8,870	$-	$-

The maturities of the Company’s mezzanine loan portfolio are as follows (in millions):

	Carrying Value	Fair Value
2009	$2	$2
2010	8	8
2011	78	70
2012	32	29
2013	17	16
Thereafter	7	3

Mezzanine loans	$144	$128

e.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2008	2007
	(In Millions)
Held for the production of income	$1,898	$1,758
Accumulated depreciation	(694)	(614)
Encumbrances	(282)	(257)

Held for the production of income, net	922	887

Held for sale	38	198
Accumulated depreciation	-	(41)
Encumbrances	-	-

Held for sale, net	38	157

Occupied by the Company	215	212
Accumulated depreciation	(90)	(80)

Occupied by the Company, net	125	132

Total real estate	$1,085	$1,176

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value of non-income producing real estate was $40 million as of December 31, 2008, including a residential complex for $34 million an office complex for $6 million, and two land parcels for less than $1 million. The carrying value of non-income producing real estate was $57 million as of December 31, 2007, including one residential complex for $32 million, and three land parcels for $25 million, all but one of which were under development.

Depreciation expense on real estate was $89 million, for the year-ended December 31, 2008, $87 million for the year-ended December 31, 2007, and $85 million for the year-ended December 31, 2006.

The gain and loss activity of real estate investments was as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Gross realized capital gains on sales	$53	$208	$92
Gross realized capital losses on sales	(12)	(17)	(36)
Impairment losses	-	-	-

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Properties acquired through foreclosure are managed similarly. If a property in the portfolio is underperforming or is not expected to outperform the market in the future it is recommended for sale. Upon management’s approval for the sale of a property it is classified as held for sale. Properties acquired through foreclosure are classified as held for sale.

Of the fourteen properties classified as held for sale as of December 31, 2007, five single family residences, two hotels, two office complexes and a parcel of land were sold in 2008 for a net gain of $42 million. Also in 2008, one residential complex was reclassified as held for the production of income.

Through 2008, eight single family residences were acquired as part of an employee relocation program and classified as held for sale. Of these residences, three were sold for a loss of less than $1 million. As of December 31, 2008, the Company held eight properties classified as held for sale.

Of the ten properties classified as held for sale as of December 31, 2006, two single family residences, a retail center, an industrial complex, and three office complexes were sold for a net gain of $101 million. A condominium complex was reclassified from held for sale to held for the production of income after all available condominiums were sold. Another, all land, was split into two properties, a portion of this being kept in held for sale and the rest of the land reclassified to held for the production of income. Two of the properties, a single family residence and land, remained classified as held for sale as of December 31, 2007.

Through 2007, three hotels, two residential complexes, and three office complexes acquired in previous years were classified as held for sale. Of these eight properties, one hotel and one office complex were sold in 2007 for a net gain of $106 million. During 2007, ten single family residences were acquired as part of an employee relocation program and classified as held for sale. Four of these properties were sold for a net loss of less than $1 million. As of December 31, 2007, the Company held fourteen properties classified as held for sale.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, had characteristics of:

	December 31,
	2008	2007
	(In Millions)
Common stocks	$2,943	$3,007
Real estate	1,176	1,045
Preferred stocks	730	455
Low income housing tax credits (“LIHTCs”)	235	236
Mortgage loans	89	97
Other	47	35

Total	$5,220	$4,875

The gain and loss activity of partnerships and LLCs was as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Gross realized capital gains on sales	$18	$9	$67
Gross realized capital losses on sales	(1)	-	(2)
Other-than-temporary impairment losses	(397)	(98)	(9)

Residential mortgage-backed exposure

As of December 31, 2008, the Company did not hold any partnerships or LLCs with significant subprime exposure. For the year ended December 31, 2008, one partnership with significant Alt-A exposure held by the Company and liquidated prior to year end, Quantitative Enhanced Decisions Fund, had an actual cost of $78 million and related gross realized losses from current year other-than-temporary impairments of $43 million prior to liquidation.

As of December 31, 2007, one partnership with significant subprime exposure held by the Company, Merryall Fund, had an actual cost of $55 million, fair value and carrying value of $13 million, and related gross realized losses from other-than-temporary impairments of $28 million. One partnership with significant Alt-A exposure held by the Company, Quantitative Enhanced Decisions Fund, had an actual cost of $78 million, carrying value and fair value of $45 million, and related gross realized losses from other-than-temporary impairments of $35 million. Of the $98 million of other-than-temporary impairments, all were determined based on internally developed models.

Low income housing tax credit properties

The Company invests in partnerships which generate LIHTCs. These investments currently have unexpired tax credits which range from one to ten years and have an initial 15 year holding period requirement. As required by Statement of Statutory Accounting Principles (“SSAP”) No. 93, “Accounting for Low Income Housing Tax Credit Property Investments”, the other-than-temporary impairments for the year ended December 31, 2008 were $3 million including Boston Financial Equity Tax Credit III for $2 million and MM Guilford Fund for $1 million. The other-than-temporary impairments for the year ended December 31, 2007, were $4 million which consisted of Boston Financial Equity Tax Credit-III for $2 million, MM Guilford Fund for $1 million, and Boston Financial Equity Tax Credit I for $1 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

There were no write-downs or reclassifications made during the years ended December 31, 2008 or 2007 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTCs currently subject to regulatory review.

g.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Bonds	$2,435	$2,448	$2,410
Preferred stocks	6	18	4
Common stocks - subsidiaries and affiliates	660	390	201
Common stocks - unaffiliated	27	52	66
Mortgage loans	712	702	626
Policy loans	657	606	557
Real estate	213	221	221
Partnerships and LLCs	290	445	293
Derivatives and other invested assets	266	150	181
Cash, cash equivalents and short-term investments	76	89	104

Subtotal investment income	5,342	5,121	4,663
Amortization of the IMR	(37)	(24)	(57)
Net gains (losses) from separate accounts	2	7	18
Less investment expenses	(444)	(487)	(469)

Net investment income	$4,863	$4,617	$4,155

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Net realized capital gains and losses

Net realized capital gains (losses) were comprised of the following:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Bonds	$(765)	$(452)	$(29)
Preferred stocks	(44)	(19)	16
Common stocks - subsidiaries and affiliates	(102)	4	18
Common stocks - unaffiliated	(15)	107	183
Mortgage loans	4	(6)	21
Real estate	41	191	56
Partnerships and LLCs	(380)	(89)	56
Derivatives and other	238	(162)	(72)
Federal and state taxes	29	(45)	(51)

Net realized capital gains (losses) before deferral to the IMR	(994)	(471)	198
Net (gains) losses deferred to the IMR	(361)	31	76
Less taxes	122	9	(26)

Net after tax (gains) losses deferred to the IMR	(239)	40	50

Net realized capital gains (losses)	$(1,233)	$(431)	$248

Other-than-temporary impairments, which are included in the net realized capital gains (losses) above, consisted of the following:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Bonds	$(1,018)	$(504)	$(32)
Preferred stock	(36)	(24)	(1)
Common stock - subsidiaries and affiliates	(69)	-	(2)
Common stock - unaffiliated	(34)	(38)	(8)
Mortgage loans	(1)	-	-
Partnerships and LLCs	(397)	(98)	(9)
Other	(55)	(15)	-

Other-than-temporary impairments	$(1,610)	$(679)	$(52)

The impact on surplus from the other-than-temporary impairments was reduced by release from the AVR of $1,120 million for 2008 and $179 million for 2007.

i.	Securities lending

The Company did not participate in securities lending as of December 31, 2008.

The Company held securities with a fair value of $92 million which were on loan as of December 31, 2007. Collateral in the form of securities of $95 million was held on the Company’s behalf, by a trustee, as of December 31, 2007. The Company retained control over the loaned securities, which remained assets of the Company, and were not removed from the accounting records.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Securities purchased under agreements to resell and sold under agreements to repurchase

As of December 31, 2008, the Company had no securities purchased under agreements to resell. As of December 31, 2007, the Company had $1,151 million of securities purchased under agreement to resell. The outstanding amounts were collateralized by bonds with a fair value of $1,213 million and cash of $19 million as of December 31, 2007. Securities purchased under agreements to resell are included in cash, cash equivalents, and short-term investments on the Statutory Statements of Financial Position.

The Company had securities sold under agreements to repurchase with total carrying values of $3,414 million as of December 31, 2008 and $2,051 million as of December 31, 2007. As of December 31, 2008, the maturities of these agreements ranged from January 6, 2009 through March 18, 2009 and the interest rates ranged from 0.7% to 2.0%. The outstanding amounts were collateralized by bonds with a fair value of $3,460 million as of December 31, 2008 and bonds with a fair value of $2,084 million and cash of $45 million as of December 31, 2007.

5.	Common stocks- subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life Insurance Company (“C.M. Life”), a subsidiary which primarily writes fixed and variable annuities and universal life insurance business, and MML Bay State Life Insurance Company (“Bay State”), a subsidiary of C.M. Life which primarily writes variable life and bank and corporate owned life insurance business.

One of the Company’s wholly owned subsidiaries, MassMutual Holding LLC (“MMHLLC”), is the parent of subsidiaries, which include retail and institutional asset management, registered broker dealers, and international life and annuity operations.

The Company recognized $40 million of other-than-temporary impairments on affiliated investment funds as of December 31, 2008, $7 million of which were based on internal models and $15 million as of December 31, 2007. In 2007, the amount was included in other on the other-than-temporary impairment schedule in Note 4h.

As of December 31, 2008, the Company had no affiliated common stocks for which the transfer of ownership was restricted by contractual requirements. As of December 31, 2007, the Company had affiliated common stocks with a carrying value of $40 million for which the transfer of ownership was restricted by contractual requirements.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For C.M. Life, substantially all of the statutory shareholder’s equity of approximately $708 million as of December 31, 2008 was subject to dividend restrictions imposed by state regulations.

International insurance subsidiaries primarily include operations in Japan, Taiwan, and Hong Kong. Historically, the Company has reinvested a substantial portion of its unrestricted earnings in these operations.

In 2008 and 2007, the Company contributed capital of $9 million and $194 million, respectively, to its subsidiaries, including MMHLLC. Additionally, in 2007, the Company received return of capital of $87 million from its subsidiaries, including MMHLLC.

The Company received $635 million of cash and cash equivalent dividends, recorded in net investment income, from MMHLLC through December 2008. The Company received $350 million of cash dividends from MMHLLC through December 2007. The Company received an $18 million non-cash dividend from MMHLLC in January 2008 for the ownership transfer of Invicta Holdings, LLC from MMHLLC to the Company.

The carrying value of MMHLLC was $1,185 million and $2,001 million as of December 31, 2008 and 2007, respectively. The Company held debt issued by MMHLLC and its subsidiaries that amounted to

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

$1,493 million and $1,023 million as of December 31, 2008 and 2007, respectively. The Company recorded interest income on MMHLLC debt of $63 million and $75 million in 2008 and 2007, respectively.

Summarized below is combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended December 31,
	2008	2007	2006
	(In Millions)
Total revenue	$1,257	$1,088	$1,220
Net income (loss)	(67)	97	155
Assets	11,716	13,262	13,674
Liabilities	10,816	12,471	12,959
Equity	900	791	715

Summarized below is U.S. GAAP financial information for MMHLLC:

	As of and for the Years Ended December 31,
	2008	2007	2006
	(In Millions)
Total revenue	$201	$6,725	$6,358
Net income	132	523	455
Assets	36,832	43,426	34,889
Liabilities	34,563	40,187	31,854
Equity	2,269	3,239	3,035

The U.S. GAAP equity values of $2,269 million, $3,239 million and $3,035 million in the table above consist of MMHLLC statutory carrying values of $1,185 million, $2,001 million and $1,955 million as of December 31, 2008, 2007 and 2006, respectively, plus the carrying value of MMHLLC that is nonadmitted under statutory accounting principles. MMHLLC’s primary investments are in businesses such as its investment in the asset management operations and the related consolidated investment funds of OppenheimerFunds, Inc., Babson Capital Management LLC, Cornerstone Real Estate Advisors, LLC, Baring Asset Management Inc. and its investment in international life insurance operations in Japan, Hong Kong and Taiwan.

6.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instruments are unavailable. The Company held synthetic assets which were considered replicated asset transactions as defined under statutory accounting principles of $140 million as of December 31, 2008 and 2007. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily utilized to more closely match the interest rate cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company had interest rate swaps with a net fair value of $1,663 million, which had a corresponding absolute notional value of $37,910 million as of December 31, 2008 and a net fair value of $912 million, which had a corresponding absolute notional value of $50,204 million as of December 31, 2007. A realized gain on closed contracts of $428 million and an unrealized gain on the mark-to-market of open contracts of $749 million were recorded for the year ended December 31, 2008. A realized gain on closed contracts of $4 million and an unrealized gain on the mark-to-market of open contracts of $339 million were recorded for the year ended December 31, 2007. A realized gain on closed contracts of $4 million and an unrealized loss on the mark-to-market of open contracts of $175 million were recorded for the year ended December 31, 2006.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks in its assets.

The Company uses credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company buys protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter into synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

Credit default swaps involve a transfer of credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy. The Company does not write credit default swaps as a participant in the credit insurance market but does sell swaps to generate returns consistent with bond returns when the actual bond is not available or the market price is more expensive. The Company had credit default swaps with a net fair value of $94 million, which had a corresponding absolute notional value of $906 million as of December 31, 2008 and a net fair value of $36 million, which had a corresponding absolute notional value of $1,406 million as of December 31, 2007. A realized gain on closed contracts of $97 million and an unrealized gain on the mark-to-market of open contracts of $58 million were recorded for the year ended December 31, 2008. A realized gain on closed contracts of $1 million and an unrealized gain on the mark-to-market of open contracts of $42 million were recorded for the year ended December 31, 2007. A realized gain on closed contracts of $1 million and an unrealized loss on the mark-to-market of open contracts of $3 million were recorded for the year ended December 31, 2006.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter into an interest rate swap at a future date. The Company purchases these options in order to protect against undesirable financial effects resulting from interest rate exposures that exist in its assets and/or liabilities.

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss in this environment. These derivative instruments are used to reduce the duration risk of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company utilizes certain other agreements including forward contracts and financial futures to reduce exposures to various risks. Forward contracts and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company also uses “to be announced” (“TBAs”) forward contracts to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method to participate in the investment return on mortgage-backed securities than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs which settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties that allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Collateral pledged by the counterparties was $3,158 million as of December 31, 2008 and $968 million as of December 31, 2007. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $77 million as of December 31, 2008 and $314 million as of December 31, 2007. Negative values in the carrying value of a particular derivative category can result from a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables summarize the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2008
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$2,068	$34,204	$405	$3,706
Currency swaps	237	1,170	35	629
Equity and credit default swaps	87	817	(7)	89
Options	1,146	5,708	(81)	752
Interest rate caps and floors	3	750	-	-
Forward contracts	6	1,459	28	1,089
Financial futures - long positions	-	517	-	-
Financial futures - short positions	-	93	-	-

Total	$3,547	$44,718	$380	$6,265

	December 31, 2007
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$892	$47,318	$(20)	$2,886
Currency swaps	179	1,143	157	677
Equity and credit default swaps	32	1,253	(4)	153
Options	263	8,685	(36)	732
Interest rate caps and floors	-	140	-	-
Forward contracts	-	570	8	976
Financial futures - long positions	-	254	-	-
Financial futures - short positions	-	186	-	-

Total	$1,366	$59,549	$105	$5,424

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the Company’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices, and financial or other indices.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s notional amounts by contractual maturity and type of derivative:

	One year	Two Through Five Years	Six Through Ten Years	After Ten Years	December 31,
					2008	2007
	(In Millions)
Interest rate swaps	$4,278	$8,791	$8,218	$16,623	$37,910	$50,204
Options	-	52	890	5,518	6,460	9,417
Currency swaps	181	1,116	366	136	1,799	1,820
Other derivatives	3,658	858	298	-	4,814	3,532

Total	$8,117	$10,817	$9,772	$22,277	$50,983	$64,973

The following table represents the Company’s net notional interest rate swap positions:

	December 31,
	2008	2007
	(In Millions)
Open interest rate swaps in a fixed receive position	$18,511	$25,712
Open interest rate swaps in a fixed pay position	17,414	16,814
Other interest related swaps	1,985	7,678

Total interest rate swaps	$37,910	$50,204

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

7.	Fair value of financial instruments

The following fair value disclosure summarizes the Company’s financial instruments:

	December 31,
	2008		2007
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$45,165	$42,511	$40,211	$40,733
Preferred stocks	126	91	152	152
Common stocks - unaffiliated	265	265	765	765
Mortgage loans	11,876	11,680	11,402	11,538
Policy loans	8,885	10,839	8,304	10,353
Derivative financial instruments	3,547	3,547	1,366	1,366
Cash, cash equivalents and short-term investments	2,621	2,621	2,558	2,558

Financial liabilities:
Derivative financial instruments	$380	$380	$105	$105
Commercial paper	250	250	250	250
Securities sold under agreements to repurchase	3,414	3,414	2,051	2,051
Funding agreements	2,632	2,691	2,999	3,022
Investment-type insurance contracts:
Group annuity investment contracts	7,202	7,233	6,925	6,913
Individual annuity investment contracts	3,162	3,220	2,731	2,780
Guaranteed investment contracts	325	329	473	473
Supplementary investment contracts	309	309	289	289

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

Level 3 bonds as defined below were 28.5% of the total fair value of bonds as of December 31, 2008.

The average fair value of derivative financial instrument assets was $2,457 million through 2008 and $1,163 million through 2007. The average fair value of derivative financial instrument liabilities was $243 million through 2008 and $86 million through 2007.

The Company’s valuation techniques are based upon observable and unobservable pricing inputs. Observable inputs reflect market data obtained from independent sources based on trades of securities, while unobservable inputs reflect the Company’s market assumptions. These inputs comprise the following fair value hierarchy:

Level 1 - Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 - One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets and liabilities. Level 3 assets and liabilities include financial

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quotable market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quotable prices are not available, prices are derived from observable market data, or obtained directly from brokers, that reflect similar or identical assets traded in active or inactive markets. Investments which are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use one or more inputs that are not directly observable or correlated with observable market data. Typical inputs which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-bank Offering Rate, cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments which are priced with these unobservable inputs are classified within Level 3 of the fair value hierarchy.

The following table presents the Company’s financial instruments carried at fair value on a recurring basis:

	December 31, 2008
	Level 1	Level 2	Level 3	Netting(1)	Total
	(In Millions)
Financial assets:
Preferred stocks NAIC 4-6	$-	$-	$7	$-	$7
Common stocks - unaffiliated	196	2	67	-	265
Common stocks - subs and affiliates	-	182	2,018	-	2,200
Derivative financial instruments	-	6,459	8	(2,920)	3,547
Cash equivalents and short-term investments	-	1,556	-	-	1,556
Separate account assets (2)	22,721	6,738	356	-	29,815

Total financial assets at fair value	$22,917	$14,937	$2,456	$(2,920)	$37,390

Financial liabilities:
Derivative financial instruments	$-	$(3,295)	$(5)	$2,920	$(380)

Total financial liabilities at fair value	$-	$(3,295)	$(5)	$2,920	$(380)

(1)

Netting adjustments represent offsetting positions that may exist under a master-netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

(2)	Book value separate accounts of $665 million are not carried at fair value and market value separate account assets of $469 are not carried at fair value.

The following table presents the Company’s bonds designated as NAIC 6 which are carried at fair value on a non-recurring basis:

	December 31, 2008
	Level 1	Level 2	Level 3	Total
	(In Millions)
Bonds NAIC 6:
Industrial and miscellaneous	$-	$33	$92	$125
Credit tenant loans	-	-	1	1

Total assets carried at fair value on a non-recurring basis	$-	$33	$93	$126

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table presents changes in the Company’s Level 3 financial instruments which are carried at fair value on a recurring basis:

	Balance 12/31/2007	Gains and (losses) in net income	Gains and (losses) in surplus	Acquisitions and dispositions	Transfer in/out of Level 3	Balance 12/31/2008
	(In Millions)
Financial assets:
Preferred stocks NAIC 4-6	$23	$(7)	$3	$(7)	$(5)	$7
Common stocks - unaffiliated	152	37	(75)	(48)	1	67
Common stocks - subs and affiliates	2,845	(71)	(739)	(17)	-	2,018
Derivative financial instruments	7	1	-	-	-	8
Cash equivalents and short-term investments	-	4	-	(4)	-	-
Separate account assets	455	(3)	(71)	(3)	(22)	356

Total financial assets carried at fair value	$3,482	$(39)	$(882)	$(79)	$(26)	$2,456

Financial liabilities:
Derivative financial instruments	$(3)	$(2)	$-	$-	$-	$(5)

Total financial liabilities carried at fair value	$(3)	$(2)	$-	$-	$-	$(5)

8.	Fixed assets

The Company’s fixed assets are comprised primarily of internally developed and purchased software, operating software, electronic data processing equipment, office equipment and furniture. Fixed assets were $224 million and $196 million, net of accumulated depreciation of $430 million and $392 million, as of December 31, 2008 and 2007, respectively. Depreciation expense on fixed assets was $50 million, $48 million and $50 million for the years ended December 31, 2008, 2007 and 2006, respectively.

9.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The table below summarizes the deferred and uncollected life insurance premium on a gross basis as well as net of loading.

	December 31,
	2008		2007
	Gross	Net of Loading	Gross	Net of Loading
	(In Millions)
Ordinary new business	$55	$24	$51	$23
Ordinary renewal	521	573	503	544
Group life	15	15	17	17

Total	$591	$612	$571	$584

Deferred premium is the portion of the annual premium not earned at the reporting date, net of loading. Loading is an amount

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

obtained by subtracting the valuation net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

10.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2008:

Issue Year	Amount	Interest Rate	Maturity Date
($ In Millions)
1993	$250	7.625%	2023
1994	100	7.500%	2024
2003	250	5.625%	2033

Total	$600

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Commonwealth of Massachusetts Division of Insurance (the “Division”). Surplus notes are included in surplus on the Statutory Statements of Financial Position.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003. Scheduled interest on the notes issued in 2003 and 1993 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Scheduled interest on the notes issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Interest expense is not recorded until approval for payment is received from the Division. Through December 31, 2008, the unapproved interest was $7 million. Interest of $41 million was approved and paid during the years ended December 31, 2008, 2007 and 2006, respectively.

11.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. The majority of these fees were from C.M. Life, which accounted for $72 million in 2008, $79 million in 2007 and $85 million in 2006. As of December 31, 2008 and 2007, the net amounts due from these subsidiaries and affiliates were $36 million and $42 million, respectively. These outstanding balances are billed quarterly and are due and payable within 30 days.

The Company has agreements with its affiliates, including OppenheimerFunds, Inc., whereby the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates. As of December 31, 2008 and 2007, the net amounts due from these affiliates were $3 million and $13 million, respectively. These outstanding balances are due and payable within 90 days.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Various unconsolidated subsidiaries and affiliates, including Babson Capital Management LLC (“Babson Capital”), provide investment advisory services to the Company. In addition, an unconsolidated subsidiary provides administrative services for employee benefit plans to the Company. As of December 31, 2008 and 2007, the net amounts due to these subsidiaries and affiliates were $36 million and $51 million, respectively. These outstanding balances are billed quarterly and are due and payable within 30 days.

The following table summarizes these transactions between the Company and the related parties:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Fee income:
Management and service contracts and cost-sharing arrangements	$182	$170	$164
Recordkeeping and other services	23	25	18
Fee expense:
Investment advisory services	135	175	166
Employee benefit plans administrative services	9	11	11

The Company has modified coinsurance (“Modco”) agreements with its unconsolidated Japanese affiliate, MassMutual Life Insurance Company, on certain life insurance products. Under these Modco agreements, the Company is the reinsurer and the Japanese affiliate retains the reserve and associated assets on traditional, individual life insurance policies. The predominant contract types are whole life, endowments and term insurance. Modco is used to allow the Japanese affiliate to keep control of the investment and management of the assets supporting the reserves. The Modco adjustment is the mechanism by which the Company funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Japanese affiliate holding the reserves on the ceded coverage rather than the Company. As of December 31, 2008 and 2007, the net amounts due from the Japanese affiliate were $2 million. These outstanding balances are due and payable within 90 days.

The following table summarizes the related party transactions between the Company and the Japanese affiliate:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Premium assumed	$43	$47	$63
Modified coinsurance adjustments, included in fees and other income	17	6	25
Policyholders’ benefits incurred	50	31	22
Expense allowances on reinsurance assumed, included in fees and other income	4	5	6

The Company has reinsurance agreements with its subsidiary, C.M. Life, and indirect subsidiary, Bay State, including stop-loss, coinsurance, modified coinsurance and yearly renewable term agreements on life insurance products. As of December 31, 2008 and 2007, the amounts due from C.M. Life and Bay State were $7 million and $2 million, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the transactions for these agreements:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Premium assumed	$97	$100	$108
Modified coinsurance adjustments, included in fees and other income	49	51	50
Policyholders’ benefits incurred	91	97	109
Expense allowances on reinsurance assumed, included in fees and other income	26	25	25
Experience refunds paid to C.M. Life and Bay State	4	9	7

The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life (including Bay State) whereby certain variable annuity contract holders of either company can make non-taxable exchanges of their contract for an enhanced variable annuity contract of the other company. The Company recorded premium income of $115 million, $90 million, and $74 million and surrender benefits of $2 million, $8 million, and $10 million in 2008, 2007, and 2006, respectively, related to these exchange programs. The Company has an agreement with C.M. Life to compensate them or be compensated for the lost revenue associated with the exchange of contracts that are within the surrender charge period. As a result of these exchanges, the Company has recorded commissions payable to C.M. Life of less than $1 million for the year ended December 31, 2008, 2007, and 2006 and has paid net commissions to C.M. Life of less than $1 million for the year ended December 31, 2008, $1 million for the year ended December 31, 2007 and $4 million for the year ended December 31, 2006.

The Company had an outstanding amount due to Babson Capital of $25 million that was due in 2008 but was repaid in June, 2007 due to early termination of the note. Interest was payable semi-annually in arrears. Interest accrued and paid was less than $1 million for the years ended December 31, 2007 and 2006.

The Company has an outstanding amount due to Cornerstone Real Estate Advisers, LLC of $5 million. Interest is payable semi-annually in arrears at a 4.0% interest rate as of December 31, 2008. Interest accrued and paid was less than $1 million for the years ended December 31, 2008, 2007 and 2006.

The Company provided short-term financing to five affiliated investment funds as of December 31, 2007 by entering into contracts for securities purchased under agreement to resell. As of December 31, 2007, the total carrying value in these contracts was $1,151 million. In 2008, the Company took possession of securities that collateralized certain of these contracts as the agreements unwound, resulting in a decrease in these contracts of $762 million and an increase in bonds. As of December 31, 2008, the Company had no securities purchased under agreement to resell.

As of December 31, 2008, goodwill and other intangible assets of approximately $150 million were written off in the financial statements of Tremont Group Holdings, Inc., a wholly owned subsidiary of Oppenheimer Acquisition Corporation and indirect subsidiary of MassMutual.

12.	Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million. The Company reinsures a portion of its life business under either a first dollar quota share arrangement or an in excess of the retention limit arrangement. The Company also reinsures a portion of its disability and long-term care business. The amounts reinsured are on a yearly renewable term or modified coinsurance basis.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, and which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2008, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $1,595 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Income were as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Premium ceded	$609	$554	$492
Reinsurance recoveries	313	260	243

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2008	2007
	(In Millions)
Reserve credit taken	$1,794	$1,559
Amounts recoverable from reinsurers	100	71

Reserve credit taken includes $1,309 million and $1,157 million associated with life insurance policies as of December 31, 2008 and 2007, respectively. The remaining balance relates to long-term care and disability policies.

As of December 31, 2008, one reinsurer accounted for 32% of the outstanding reinsurance recoverable and the next largest reinsurer had 13% of the balance. The Company believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to the Company, nor is the Company’s business substantially dependent upon any single reinsurer.

The Company writes its remaining group life, accident, and health business through UniCARE Life and Health Insurance Company (“UniCARE”), a third party administrator. Pursuant to a 1994 reinsurance agreement, the Company cedes 100% of this business to UniCARE. Premium ceded was less than $1 million for the years ended December 31, 2008, 2007 and 2006.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

13.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2008		2007
	Amount	Interest Rates	Amount	Interest Rates
	( $ In Millions)
Individual life	$32,317	2.5% - 6.0%	$30,316	2.5% - 6.0%
Group life	9,946	2.5% - 4.5%	9,400	2.5% - 4.5%
Group annuities	9,156	2.3% - 11.3%	8,638	2.3% - 11.3%
Individual annuities	3,758	2.3% - 11.3%	3,306	2.3% - 11.3%
Individual universal variable life	2,553	3.5% - 6.0%	2,231	3.5% - 6.0%
Disabled life claim reserves	1,781	3.5% - 6.0%	1,731	3.5% - 6.0%
Disability active life reserves	576	3.5% - 6.0%	568	3.5% - 6.0%
Guaranteed investment contracts	325	3.0% - 13.0%	473	2.5% - 13.0%
Other	158	2.5% - 4.5%	159	2.5% - 4.5%

Total	$60,570		$56,822

Guaranteed investment contracts (“GICs”) are pension plan investment contracts that pay a specified interest rate on contributions and pay book value at a specified maturity date.

As of December 31, 2008, GIC reserves totaled $325 million, which included $25 million in contracts that can be surrendered with a market-value adjustment.

As of December 31, 2008, the Company’s GIC reserves by maturity year were as follows (in millions):

2009	$294
2010	6
2011	25

Total	$325

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

The following table summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2008		2007
	Amount	Interest Rates	Amount	Interest Rates
	( $ In Millions)
Funding agreements	$2,632	0.4% - 10.2%	$2,999	2.0% - 10.2%
Dividend accumulations	600	4.3% - 4.9%	596	4.3% - 4.7%
Supplementary contracts	576	0.3% - 8.0%	553	0.3% - 8.0%
Other	113	4.0% - 8.0%	109	4.0% - 8.0%

Total	$3,921		$4,257

Funding agreements are investment contracts sold to domestic and international institutional investors. The terms of the funding agreements do not give the holder the right to terminate the contract prior to the contractually stated maturity date. No funding agreements have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes. Assets received for funding agreements may be invested in either the Company’s general account or in a separate account. As of December 31, 2008 and 2007, respectively, general account funding agreement balances totaled $2,632 million and $2,999 million, consisting of $2,595 million and $2,953 million in note programs and $37 million and $46 million in various other agreements.

Under most of the Company’s funding agreement programs, the Company creates an investment vehicle or trust for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these unconsolidated affiliates are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were issued from the Company’s $2 billion European Medium-Term Note Program, now in run-off, and are now issued from its $8 billion Global Medium-Term Note Program (“GMTN”).

As of December 31, 2008, the Company’s general account funding agreement balances by maturity year were as follows (in millions):

2009	$1,445
2010	506
2011	3
2012	10
2013	318
Thereafter	350

Total	$2,632

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of paying claims made under individual disability and long-term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that past experience is an appropriate indicator of future events, and involves a variety of actuarial techniques that analyze experience, trends and

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

The following table summarizes the disabled life unpaid claims and claim expense reserves:

	December 31,
	2008	2007
	(In Millions)
Claim reserves, beginning of year	$1,853	$1,835
Less reinsurance recoverables	(99)	(107)

Net claim reserves, beginning of year	1,754	1,728

Claims paid related to:
Current year	(19)	(19)
Prior years	(241)	(266)

Total claims paid	(260)	(285)

Incurred related to:
Current year’s incurred	234	221
Current year’s interest	5	5
Prior years’ incurred	(3)	7
Prior years’ interest	79	78

Total incurred	315	311

Net claim reserves, end of year	1,809	1,754
Plus reinsurance recoverables	84	99

Claim reserves, end of year	$1,893	$1,853

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. In 2008, the $3 million decrease in the prior years’ incurred claims was due to actual claim terminations being more than those anticipated by the morbidity table. In 2007, the $7 million increase in the prior years’ incurred claims was due to actual claim terminations being less than those anticipated by the morbidity table. Disability claims terminate when the recipient reaches the end of the contracted benefit period, they die, or they return to work full-time.

The following table reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2008	2007
	(In Millions)
Disabled life claim reserves	$1,782	$1,731
Accrued claim liabilities	27	23

Net claim reserves, end of year	$1,809	$1,754

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as guaranteed minimum death benefits (“GMDBs”), guaranteed minimum accumulation benefits (“GMABs”), guaranteed minimum income benefits (“GMIBs”), and guaranteed minimum withdrawal benefits (“GMWBs”). In general, these benefit guarantees require the contract or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits on annuity contracts is generally only available at contract issue.

The following table shows the liabilities for guaranteed minimum death, accumulation, income and withdrawal benefits on variable annuity contracts and incurred and paid guarantee benefits:

	Annuity
	GMDB	GMAB	GMIB	GMWB	Total
	(In Millions)
December 31, 2007	$3	$9	$22	$-	$34
Incurred guarantee benefits in 2008	28	4	671	-	703
Paid guarantee benefits in 2008	(5)	-	-	-	(5)

December 31, 2008	$26	$13	$693	$-	$732

The following table summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with guaranteed minimum death, accumulation, income and withdrawal benefits classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2008			December 31, 2007
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
Annuity:
GMDB	$6,112	$1,484	60	$7,697	$46	59
GMIB	2,524	1,023	60	2,135	31	60
GMAB	687	217	58	1,000	2	57
GMWB	78	21	65	-	-	-

A cash flow testing reserve of $659 million was established on December 31, 2008, to satisfy the asset adequacy analysis requirements of actuarial guidelines. The cash flow testing reserve is included in change in policyholders’ reserves on the Statutory Statements of Income.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Account balances of variable annuity contracts with GMDB, GMIB, GMAB and GMWB guarantees invested in separate accounts in addition to general account options are summarized in the table below:

	December 31, 2008				December 31, 2007
	GMDB	GMIB	GMAB	GMWB	GMDB	GMIB	GMAB	GMWB
	(In Millions)
Separate account	$5,436	$2,510	$652	$78	$6,979	$2,122	$969	$-
General account	676	14	35	-	718	13	31	-

Total	$6,112	$2,524	$687	$78	$7,697	$2,135	$1,000	$-

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs, or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The net liability for guarantees on universal life and variable universal life type contracts, as of December 31, 2008 and 2007, was as follows:

	December 31,
	2008	2007
	(In Millions)
Beginning balance	$800	$598
Net liability increase	181	202

Ending balance	$981	$800

The determination of individual life GMDB and other guarantees for universal life and variable universal life is based on actuarial guidelines and adopted model laws.

14.	Debt

The Company began issuing debt in the form of commercial paper in July 2007. Previously, the commercial paper was issued out of MassMutual Funding, LLC, an indirect subsidiary of the Company. Commercial paper had a carrying value and face amount of $250 million as of December 31, 2008 and 2007. The commercial paper issued in 2008 had interest rates ranging from 0.55% to 4.35% with maturity dates ranging from 1 day to 102 days. Interest expense for the commercial paper for the years ended December 31, 2008 and 2007 was $7 million and $6 million, respectively.

The Company and MassMutual Funding, LLC had a $500 million 5-year credit facility with a syndicate of lenders that could be used for general corporate purposes and to support the commercial paper borrowings. In 2007, the credit facility agreement was amended to remove MassMutual Funding, LLC as a borrower. The terms of the credit facility provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates, and adjusted statutory surplus. As of and for the years ended December 31, 2008 and 2007, the Company was in compliance with all covenants under the credit facility. For the years ended December 31, 2008 and 2007, there were no draws on the credit facility. For the years ended December 31, 2008, 2007 and 2006, there were credit facility fees of less than $1 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

During 2008, the Company changed the measurement date for determining benefit obligations and the fair value of plan assets for the pension and other postretirement plans to December 31, 2008. The Company previously used a September 30 measurement date.

a.	Pension and savings plans

The Company has funded and unfunded non-contributory defined benefit pension plans that cover substantially all employees and agents. For participants, benefits are calculated as the greater of a formula based on either final average earnings and length of service or a cash balance formula which calculates benefits based on amounts allocated to participants that take into consideration age, service and salary during their careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company did not contribute in 2008 or 2007 to its qualified defined benefit plan.

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (non-qualified deferred compensation thrift savings) defined contribution plans for all of its employees and agents. A change was made to the Company’s 401(k) thrift savings plan, effective on March 1, 2007, from a variable matching contribution that ranged from 1.5% to 5.0% of eligible compensation to a 100% (dollar-for-dollar) match on the first 4% of earnings contributed each pay period.

In 2007 and 2008, the Company’s Board of Directors approved increasing the matching contribution to the Company’s 401(k) thrift savings plan from 4% to 5% and changes to the defined benefit pension plan cash balance formula for the Company’s home office employees, including certain domestic subsidiaries and agents. All changes are to be effective January 1, 2010. The changes to the defined benefit pension plan cash balance plan formula were reviewed by the independent actuary and determined to have no impact on the projected benefit obligation of the plans.

The total matching thrift savings contributions by the Company were $22 million, $20 million and $18 million for the years ended December 31, 2008, 2007 and 2006, respectively, and were included in general insurance expenses.

The Company also maintains a money purchase pension plan for agents, which was frozen in 2001.

b.	Other postretirement and postemployment benefits

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and covered dependents. MassMutual Benefits Management, Inc., (“MMBMI”), a wholly owned subsidiary of MassMutual Holding LLC (“MMHLLC”) has the obligation to pay the Company’s other postretirement benefits. MMBMI was set up to design, administer, account for, and report on the benefits and wellness programs for the active and retired domestic employees and agents of the Company, which continues to be the Plan Sponsor. As the benefit plan sponsor, the Company continues to record the liability with a corresponding receivable from MMBMI; as such, these allocations do not relieve the Company of its primary liability.

MMBMI is primarily allocated other postretirement expenses related to interest cost, amortization of actuarial gains and losses and expected return on plan assets, whereas service cost and amortization of the transition obligation are primarily recorded by the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The health care plan is contributory; a portion of the basic life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as considered necessary by the Company’s management. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

In 2008, the Company’s Board of Directors approved changes to other postretirement benefit plans for the Company’s home office employees, including certain domestic subsidiaries and agents. All changes are to be effective January 1, 2010 for participants retiring on or after January 1, 2010.

The initial transition obligation of $138 million is being amortized over 20 years through 2012. The initial transition obligation represents the phased recognition on the income statement of the differences between the plan’s funded status and the accrued cost on the Company’s balance sheet when the Company first transitioned to SSAP No. 14, “Postretirement Benefits Other Than Pensions”. See section e. of this note Amounts recognized in the Statutory Statements of Financial Position for details on the plan’s funded status.

Projected benefit obligations for other postretirement benefits represent the present value of postretirement medical and life insurance benefits deemed earned as of a December 31 measurement date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, termination, disability, or death and are detailed in section c. of this note Benefit obligations.

The Company provides postemployment benefits for the Company’s home office employees. The net accumulated liability recorded for these benefits was $20 million and $21 million as of December 31, 2008 and 2007, respectively.

The Company accrues postemployment benefits for agents’ health benefits for those agents that qualify for long-term disability and are not retired. The net accumulated liability for these benefits was $11 million and $10 million as of December 31, 2008 and 2007, respectively.

c.	Benefit obligations

Accumulated benefit obligations represent the present value of pension benefits earned as of a December 31 measurement date based on service and compensation and do not take into consideration future salary.

Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of a December 31 measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table sets forth the change in the projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31, 2008 and 2007, respectively:

	Pension Benefits		Other Postretirement Benefits
	2008	2007	2008	2007
	(In Millions)
Change in projected benefit obligation:
Projected benefit obligation, beginning of period	$1,341	$1,404	$271	$274
Net effect of changing measurement date	14	-	-	-
Service cost	49	45	8	8
Interest cost	81	79	16	15
Actuarial loss/(gains)	62	(17)	5	(10)
Benefits paid	(77)	(80)	(26)	(26)
Contributions by plan participants	-	-	9	8
Change in actuarial assumptions	77	(90)	-	-
Medicare prescription drug direct subsidy	-	-	2	2

Projected benefit obligation, end of year	$1,547	$1,341	$285	$271

	Pension Benefits		Other Postretirement Benefits
	2008	2007	2008	2007
	(In Millions)
Projected benefit obligation for:
Vested employees	$1,547	$1,341	$285	$271
Non-vested employees	24	20	39	44

	$1,571	$1,361	$324	$315

Accumulated benefit obligation for:
Vested employees	$1,477	$1,263	$285	$271
Non-vested employees	13	14	39	44

	$1,490	$1,277	$324	$315

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation and current year expense. A few of the major assumptions used in this calculation include: expected return on assets, discount rate, expected future compensation levels, healthcare cost trend, mortality and expected retirement age.

The annual change in the discount rate is correlated to the change in the Citigroup Pension Discount (“Citigroup”) curve rate as of a measurement date of December 31, 2008. Each 25 basis point change in the discount rate results in an approximately $38 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits as provided by SSAP No. 89, “Accounting for Pensions” and SSAP No. 14, “Postretirement Benefits Other Than Pensions”. For active participants, service is projected to the end of 2008 and pensionable earnings are projected to the date of probable termination. The projected plan cash flow is discounted to the measurement date using the annual spot rates provided in the Citigroup curve. A single discount rate is then computed so that the present value of the benefits cash flow equals the present value computed using the Citigroup annual rates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Plan assets

The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31, 2008 and 2007, respectively:

	Pension Benefits		Other Postretirement Benefits
	2008	2007	2008	2007
	(In Millions)
Change in plan assets:
Fair value of plan assets, beginning of period	$1,486	$1,364	$8	$9
Net effect of changing measurement date	(46)	-	(1)	-
Actual return on plan assets	(415)	185	-	-
Employer contributions	16	17	16	17
Benefits paid	(77)	(80)	(26)	(26)
Contributions by plan participants	-	-	9	8

Fair value of plan assets, end of year	$964	$1,486	$6	$8

The Company’s pension plan weighted-average asset allocations are as follows:

	Plan Assets as of December 31, 2008 and September 30, 2007
	Actual 2008	2008 Target Ranges	Actual 2007
Asset Category:
Domestic equity	50%	45.0% to 55.0%	58%
International equity	9	7.5% to 12.5%	12
Domestic fixed-income	34	25.0% to 35.0%	25
Alternative investments	7	7.5% to 12.5%	5

Total	100%		100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2008 and 2007, the Company’s pension plan assets were invested in group annuity contracts, which invest in the Company’s general and separate accounts, and included the following:

	2008	2007
	(In Millions)
General account*	$325	$375
Oppenheimer Small Cap Core Fund	130	223
MM Premier Capital Appreciation Fund	97	184
MM Premier International Equity Fund	48	86
Babson Enhanced Index Value Fund	45	73
Oppenheimer Tremont Core Diversified Hedge Fund	37	20
Oppenheimer Large Cap Value Fund	22	39
MM Premier High Yield Fund	14	21
Oppenheimer Real Estate Fund	12	28
MM Premier Value Fund	12	30
MM Premier Enhanced Value Equity Fund	5	12

	$747	$1,091

* General account reported at book value

The remaining balance of the Company’s pension plan assets were invested with unaffiliated parties. The approximate amount of annual benefits to plan participants covered by the above group annuity contracts issued by the employer or related parties is estimated at $53 million in 2009.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as real estate, private equity and hedge funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset/liability studies.

Plan assets have decreased $522 million, or 35%, from $1,486 million at September 30, 2007 to $964 million as of December 31, 2008. Of the $522 million, actual return on plan assets was a loss of $415 million in 2008 compared to a gain of $185 million in 2007. This decrease reflects the continuing poor performance of both equity and credit markets. Approximately $472 million of the decrease relates to equity investments, while the balance relates to the general account.

The Company’s other postretirement benefit plans’ weighted-average asset allocations are as follows:

	Plan Assets as of December 31, 2008 and September 30, 2007
	2008	2007
Asset category
Domestic fixed-income	44%	39%
Cash and cash equivalents	56	61

Total	100%	100%

The Company invests in cash, cash equivalents and liquid domestic fixed income to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional amounts sufficient to satisfy reasonably unanticipated spikes in such liability amounts.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Amounts recognized in the Statutory Statements of Financial Position

The funded status of the defined benefit plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods which appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial loss, unrecognized prior service costs, and remaining initial transition. The following table sets forth the funded status of the plans as of December 31, 2008 and 2007, respectively, and then shows how the funded status is reconciled to the net asset and/or liability recognized in the Statutory Statements of Financial Position.

	Pension Benefits		Other Postretirement Benefits
	2008	2007	2008	2007
		(In Millions)
Fair value of plan assets, end of period	$964	$1,486	$6	$8
Less projected benefit obligations, end of year	1,547	1,341	285	271

Funded status	$(583)	$145	$(279)	$(263)

Funded status	$(583)	$145	$(279)	$(263)
Unrecognized net actuarial loss	936	224	31	27
Unrecognized prior service cost	-	-	2	2
Unrecognized net transition obligation	5	5	20	26
Effect of fourth quarter activity	-	4	-	5

Subtotal net amount recognized	358	378	(226)	(203)
Less assets nonadmitted	510	529	-	-

Net amount recognized	$(152)	$(151)	$(226)	$(203)

The qualified pension plan was under funded by $367 million and over funded by $336 million for the periods ended December 31, 2008 and 2007, respectively. The non-qualified pension plans are not funded and have total projected benefit obligations of $216 million and $191 million for the periods ended December 31, 2008 and 2007, respectively.

f.	Prepaid and accrued benefit costs

The net pension amount recognized is broken into its respective prepaid and accrued benefit costs which are included in other than invested assets and other liabilities, respectively, in the Company’s Statutory Statements of Financial Position. The Company continues to record the liability with a corresponding receivable from MMBMI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The status of these plans as of December 31, 2008 and 2007, respectively, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2008	2007	2008	2007
	(In Millions)
Amounts recognized in the Statutory Statements of Financial Position:
Prepaid benefit cost	$510	$524	$-	$-
Intangible assets	4	5	-	-
Less assets nonadmitted	(510)	(529)	-	-

Net prepaid pension plan asset	4	-	-	-
Accrued benefit cost	(526)	(178)	(226)	(203)
Surplus	374	27	-	-

Net amount recognized	$(152)	$(151)	$(226)	$(203)

The change in the net amount recognized for net pension benefits is as follows:

	Pension Benefits
	2008	2007
	(In Millions)
Net amount recognized, beginning of year	$378	$409
Employer contributions	16	17
Periodic cost	(29)	(47)
Periodic cost effect due to change in measurement date	(7)	-
Other	-	(1)

Subtotal net amount recognized	358	378
Nonadmitted asset	(510)	(529)

Net amount recognized, end of year	$(152)	$(151)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Net periodic (benefit) cost

The net periodic (benefit) cost represents the annual accounting expense or income that the Company recognized and included in general insurance expenses. The net periodic (benefit) cost in the Statutory Statements of Income for the years ended December 31, 2008 and 2007, which include the following components:

	Pension Benefits		Other Postretirement Benefits
	2008	2007	2008	2007
	(In Millions)
Components of net periodic (benefit) cost:
Service cost	$49	$45	$8	$8
Interest cost	81	79	16	15
Expected return on plan assets	(112)	(101)	-	-
Amortization of unrecognized transition obligation	1	-	5	5
Amount of recognized net actuarial and other losses	10	24	-	1

Total net periodic cost	$29	$47	$29	$29

Increase/(decrease) in minimum liability included in surplus	$343	$(16)	$-	$-

The Company anticipates that it will spend $187 million to meet its expected obligations under its qualified and non-qualified pension plans, and other postretirement benefit plans in 2009.

The expected future pension and other postretirement benefit payments and Medicare prescription drug direct government subsidy receipts, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits	Medicare Prescription Direct Government Subsidy
	(In Millions)
2009	$68	$22	$2
2010	71	23	3
2011	75	23	3
2012	80	24	3
2013	85	24	3
2014-2018	510	128	18

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense charged to domestic operations for all employee and agent benefit plans, for the years ended December 31, 2008, 2007 and 2006, was as follows:

	2008	2007	2006
	(In Millions)
Health	$53	$39	$43
Postretirement	29	29	28
Pension	29	47	61
Thrift	22	20	18
Life	3	2	2
Postemployment	1	(2)	23
Disability	2	2	2
Other benefits	6	10	15

Total	$145	$147	$192

h.	Assumptions

The assumptions as of December 31, 2008 and 2007, respectively used by the Company to calculate the benefit obligations and to determine the benefit costs for the year were as follows:

	Pension Benefits		Other Postretirement Benefits
	2008	2007	2008	2007
Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	5.80%	6.25%	5.80%	6.25%
Rate of increase in future compensation levels	4.00%	4.00%	4.00%	4.00%
Net periodic benefit cost:
Discount rate	6.25%	5.75%	6.25%	5.75%
Long-term expected rate of return on plan assets	8.00%	7.75%	3.00%	3.00%
Rate of increase in future compensation levels	4.00%	4.00%	4.00%	4.00%
Assumed health care cost trend rates:
Health care cost trend rate	-	-	7.00%	7.00%
Ultimate health care cost trend rate after gradual decrease until 2013 for years 2008 and 2007, respectively	-	-	5.00%	5.00%

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is then determined based on target allocations for each asset class.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Assumed health care cost trend rates have an effect on the amounts reported for the health care plans. A one percentage point change in the assumed health care cost trend rate would have had the following effects in 2008:

	One Percentage Point Increase	One Percentage Point Decrease
	(In Millions)
Effect on total service and interest cost	$2	$(2)
Effect on other postretirement benefit obligation	20	(17)

16.	Employee compensation plans

The Company’s long-term incentive compensation plan was effective as of January 1, 2008 under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (“PSAR”) and Phantom Restricted Stock (“PRS”).

There was no compensation expense recognized for PSAR for the year ended December 31, 2008, relating to 1,518,569 shares granted, with a weighted average exercise price of $60.86 per share. The weighted average period over which the PSAR expense is expected to be recognized is 1.3 years. As of December 31, 2008, there was no unrecognized compensation expense related to nonvested PSAR compensation arrangements. There was no related tax benefit for the year ended December 31, 2008. There were 600,701 exercisable shares as of December 31, 2008.

Compensation expense for PRS was less than $1 million for the year ended December 31, 2008, relating to 122,716 shares granted, with a weighted average calculated intrinsic value at issue of $61.24 per share. The weighted average period over which the PRS expense is expected to be recognized is 4.7 years. As of December 31, 2008, there was $3 million of unrecognized compensation expense related to nonvested PRS compensation arrangements. There was less than $1 million of net admitted related tax benefits for the year ended December 31, 2008. There were 2,412 exercisable shares as of December 31, 2008.

17.	Federal income taxes

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31,
	2008	2007
	(In Millions)
Total deferred tax assets	$2,817	$2,550
Total deferred tax liabilities	(1,713)	(1,290)

Net deferred tax asset	1,104	1,260
Deferred tax assets nonadmitted	(592)	(711)

Net admitted deferred tax asset	$512	$549

(Increase) decrease in nonadmitted asset	$119	$-

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Federal income tax expense (benefit) on operating earnings	$(283)	$108	$(60)
Foreign income tax expense (benefit) on operating earnings	15	11	10

	(268)	119	(50)
Federal income tax expense (benefit) on net realized capital gains	(29)	45	51

Total federal and foreign income tax expense (benefit)	$(297)	$164	$1

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2008	2007
	(In Millions)
Deferred tax assets:
Reserve items	$856	$637
Policy acquisition costs	480	477
Investment items	406	325
Nonadmitted assets	341	332
Policyholders’ dividends	290	301
Unrealized investment losses	247	116
Pension and compensation related items	189	201
Expense items	42	142
Other	(34)	19

Total deferred tax assets	2,817	2,550
Nonadmitted deferred tax assets	(592)	(711)

Admitted deferred tax assets	2,225	1,839

Deferred tax liabilities:
Unrealized investment gains	1,238	701
Deferred and uncollected premium	201	186
Pension items	177	184
Investment items	-	136
Other	97	83

Total deferred tax liabilities	1,713	1,290

Net admitted deferred tax asset	$512	$549

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes, excluding amounts nonadmitted, is comprised of the following and is presented as a change to net unrealized capital gains (losses) and net deferred income taxes within the Statutory Statements of Changes in Surplus:

	Years Ended December 31,
	2008	2007
	(In Millions)
Change in deferred tax assets	$268	$154
Change in deferred tax liabilities	(423)	(94)

Increase (decrease) in deferred tax asset	(155)	60
Less items not recorded in the change in net deferred income taxes:
Tax effect of unrealized losses	(131)	(26)
Tax effect of unrealized gains	537	290
Investment transferred from subsidiary, net of tax	27	-
Prior year correction	-	(5)

Increase (decrease) in net deferred income taxes	$278	$319

As of December 31, 2008, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the statutory federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2008		2007		2006
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	($ In Millions)
Provision computed at statutory rate	$(368)	35%	$93	35%	$229	35%
Investment items	(190)	18%	(170)	(64)%	(54)	(8)%
Tax credits	(55)	5%	(60)	(23)%	(61)	(9)%
Nonadmitted assets	(7)	1%	(27)	(10)%	(49)	(7)%
Change in reserve valuation basis	30	(3)%	2	1%	(3)	-%
Foreign governmental income taxes	9	(1)%	7	3%	8	1%
Policyholders’ dividends	-	-%	-	-%	(5)	(2)%
Other	6	(1)%	-	-%	(22)	(3)%

Total statutory income tax expense (benefit)	$(575)	54%	$(155)	(58)%	$43	7%

Federal and foreign income tax expense (benefit)	$(297)		$164		$1
Change in net deferred income taxes	(278)		(319)		42

Total statutory income tax expense (benefit)	$(575)		$(155)		$43

During the years ended December 31, 2008, and 2007, the Company paid federal income taxes in the amount of $10 million and $205 million, respectively. In 2006, the Company received federal income tax

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

payments in the amount of $6 million from subsidiaries and certain affiliates in accordance with the provisions of the written tax allocation agreement. As of December 31, 2008, $289 million of the Company’s $297 million federal income tax benefit can be carried back against prior years. Federal income taxes paid in prior years that will be available to offset the current year’s tax benefit or future tax benefits are as follows: $92 million in 2007, $69 million in 2006, and $18 million in 2005.

The Company and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. The Company and its subsidiaries and affiliates also file income tax returns in various states and foreign jurisdictions. The Company and its eligible subsidiaries and certain affiliates (the “Parties”) have executed and are subject to a written tax allocation agreement (the “Agreement”). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. (“FIN”) 48, “Accounting for Uncertainty in Income Taxes.” The NAIC is still evaluating the applicability of FIN 48 to statutory financial reporting. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements. The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5, “Liabilities, Contingencies and Impairments of Assets”.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits:

(In Millions)
Balance, January 1, 2008	$169
Gross increase related to positions taken in prior years	6
Gross increase related to positions taken in current year	89
Gross decrease related to settlements	-
Gross increase (decrease) related to lapse of statutes of limitations	-

Balance, December 31, 2008	$264

Included in the liability for unrecognized tax benefits as of December 31, 2008, are $243 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for unrecognized tax benefit balance as of December 31, 2008 includes $16 million of unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate. The Company does not expect the total amount of unrecognized tax benefits to decrease over the next 12 months.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest and penalties recognized in the Company’s financial statements as of December 31, 2008 and 2007, were $29 million and $24 million, respectively.

In February 2008, the Internal Revenue Service (“IRS”) commenced its examination of the years 2004 and 2005. In 2007, the IRS completed its examination of the Company’s income tax returns for the tax years 2001 through 2003. The IRS issued a Revenue Agent’s Report proposing to assess the Company additional income taxes for the years 2001 through 2003. In 2007, the Company made additional tax payments of $54 million with respect to tax years 2001 through 2003. In 2007, the Company filed a Letter of Protest with IRS Appeals contesting some of the proposed adjustments. Even if the Company were not to prevail on these contested proposed adjustments, the Company would not suffer a material change to its financial position or liquidity. Settlement has been reached with the IRS for tax years prior to 2001, although the

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Company has reserved the right to pursue refunds for certain pre-2001 contested issues. As of December 31, 2008 and 2007, the Company has no protective deposits recognized as admitted assets.

The Economic Stimulus Act of 2008, enacted in February 2008, allowed businesses to claim a bonus first year depreciation deduction of 50% for most personal property placed in service after 2007 and before 2009. The Housing Assistance Tax Act, enacted in July 2008, allowed low-income housing tax credits to offset the alternative minimum tax (“AMT”), effective for low income housing tax credits attributable to buildings placed in service after December 31, 2007. The Housing Assistance Tax Act also provided the option for corporations to treat certain unused research and AMT credits as allowable and refundable in lieu of claiming the bonus and accelerated depreciation deductions. These new tax provisions will not have a material effect on the Company’s financial position.

18.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

The Company’s currency exchange risk is related to non-U.S. dollar denominated investments, its medium-term note programs and international operations. The Company mitigates its currency exposures related to its investments and medium-term note programs through the use of derivatives.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Risks related to credit markets

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors.

Beginning in 2007, the slowing of the U.S. housing market, rising residential mortgage rates, and relaxed underwriting standards by residential mortgage loan originators led to higher delinquency and loss rates, reduced credit availability and reduced liquidity in the residential loan market. The Company has implemented a stringent review process for determining the nature and timing of other-than-temporary impairments on securities containing these risk characteristics. Cash flows were modeled for selected bonds deemed to be at risk for impairment using prepayment and default assumptions that varied according to collateral attributes. Bonds with nontrivial credit exposure were modeled across a variety of prepayment and default scenarios, spanning the range of possible outcomes specific to each individual security. Fair values resulting from internal models are those expected to be paid in an orderly transaction between market participants at the financial statement date.

The fair values of residential mortgage-backed securities, commercial mortgage-backed securities, and commercial mortgage loans are highly sensitive to evolving conditions that can impair the cash flows realized by investors. Determining fair value is made more difficult by the lack of observable prices, uncertainty of credit ratings, and the current liquidity crisis which may continue into the foreseeable future. The ultimate emergence of losses is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis or collateral performance was worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of other-than-temporary impairments and estimates of fair values given the underlying dynamics of the market and the

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

expected performance of these assets. A significant, unexpected credit event could change management’s view of these assets. The liquidity crisis continues to adversely affect lenders’ underwriting appetite for new financing arrangements and hence could lead to a diminished ability to refinance the underlying collateral. Also, continued down turns in the economy and real estate market and increased unemployment will likely result in higher defaults and ultimately, increased recognition of other-than-temporary impairments.

In response to the deterioration of Collateralized Debt Obligations (“CDOs”) backed by residential mortgage-backed securities in 2008 and 2007, the trading markets for all CDO-related structured products have been adversely affected by reduced liquidity. The Company has investments in CDOs that are exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as Collateralized Loan Obligations. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the nature of CDOs which complicate an evaluation of the underlying collateral, the overall negative economic environment, and resulting reduced market liquidity, the risk premium of CDOs have increased and resulted in declining prices. The steep decline in economic activity in the fourth quarter of 2008 will continue to affect the economic performance of the collateral pool of each CDO. Management believes its scenario analysis approach, based on actual collateral data and forward looking assumptions, does capture the level of default risks in each pool including refinancing risks. However, in a rapidly changing economic environment the risk in each collateral pool will be more volatile.

The current liquidity crisis has also resulted in increased risks related to the Company’s investments in domestic and European leveraged loans. European leveraged loans typically have speculative grade ratings. While default rates were low in 2007 and 2008, the weakening of world credit markets may have negative consequences in the future. In addition, the liquidity crisis continues to adversely affect lenders’ underwriting appetite for new financing arrangements and hence could lead to a diminished ability to refinance the underlying collateral which could lead to increased defaults.

Management’s judgment regarding other-than-temporary impairments and estimated fair value, including the difficulty of obtaining readily determinable prices impacted by the current illiquid credit market environment, for RMBS and other investments including leveraged loan exposure, depends upon evolving conditions that can alter the anticipated cash flows realized by investors. Further deterioration of market conditions and related management judgments of other-than-temporary impairments and fair value could negatively impact the Company’s results of operations, surplus, and the disclosed fair value.

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension obligations are subject to change due to fluctuations in long-term interest rates as well as factors such as changes in inflation, salary increases and members living longer. The risks are that market fluctuations could result in assets which are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels.

Additional market risks exist due to the Company’s investments in common stocks which are in a significant unrealized loss position. The Company believes these losses are temporary because of the high level of volatility in the equity market and the sectors of the economy in which the securities participate have the potential for recovery. The Company will monitor these investments and related markets and if there are not signs of recovery in the near term, management would revise expectations accordingly, and update its assessment of other-than-temporary impairments.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Leases

The Company leases office space and equipment in the normal course of business under various non-cancelable operating lease agreements. Additionally, the Company, as lessee, has entered into various sublease agreements with affiliates for office space, such as OppenheimerFunds, Inc. and Babson Capital Management LLC. Total rental expense on net operating leases, recorded in general insurance expenses, was $64 million, $41 million and $35 million, which is net of $24 million, $22 million and $19 million of sublease receipts, for the years ended December 31, 2008, 2007 and 2006, respectively.

Future minimum commitments for all net operating lease contractual obligations as of December 31, 2008 were as follows:

	Leases	Subleases	Net Operating Leases
	(In Millions)
2009	$61	$24	$37
2010	59	25	34
2011	52	23	29
2012	42	18	24
2013	35	16	19
Thereafter	91	54	37

Total	$340	$160	$180

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

In December 2008, Massachusetts Mutual Life Insurance Company (“MassMutual”) and MassMutual Holding LLC (“MMHLLC”) have been named as defendants in a number of putative class action lawsuits filed by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff (“Madoff”) through his company, Bernard L. Madoff Investment Securities, LLC (“BMIS”). The plaintiffs allege a variety of state law and federal securities claims against MassMutual and/or MMHLLC seeking to recover losses arising from their investments in several funds managed by Tremont Group Holdings, Inc. or Tremont Partners, Inc., including Rye Select Broad Market Prime Fund, L.P., Rye Select Broad Market Fund, L.P., American Masters Broad Market Prime Fund, L.P., American Masters Market Neutral Fund, L.P. and/or Tremont Market Neutral Fund, L.P. Tremont Group Holdings, Inc. and its subsidiary, Tremont Partners, Inc., are indirect subsidiaries of MMHLLC. MassMutual and MMHLLC believe they have substantial defenses and will vigorously defend themselves in these actions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual and MMHLLC believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. Therefore, no loss contingency has been recorded as of December 31, 2008. As of December 31, 2008, MassMutual had no investments in Madoff – managed strategies to which any value has been ascribed.

The Company, together with numerous other defendants, was named in an adversary proceeding in the Enron bankruptcy. In 2008, this matter was resolved between the parties with no additional adverse impact to the Company.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class included all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. Through December 31, 2008, the Company had paid $233 million resulting from this settlement.

e.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including among others, the Securities and Exchange Commission, U.S. Department of Labor, Financial Industry Regulatory Authority and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Recent market volatility in the financial services industry has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations and investigations will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2008 and 2007, the Company had approximately $75 million and $50 million, respectively, of unsecured funding commitments. As of December 31, 2008 and 2007, the Company had no commitments funded and no outstanding balance due.

In the normal course of business, the Company enters into letter of credit arrangements. As of December 31, 2008 and 2007, the Company had approximately $100 million and $27 million of outstanding letter of credit arrangements, respectively. As of December 31, 2008, the Company had no funding requests attributable to these letter of credit arrangements. As of December 31, 2007, the Company had a $1 million funding request attributable to these letter of credit arrangements.

In February 2008, the Company approved $834 million of financing for MassMutual Asset Finance LLC that can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. Borrowings under the facility with the Company, $704 million as of December 31, 2008, had interest of $18 million for the year ended December 31, 2008.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years except LIHTCs which extend up to nine years. The Company is not required to fund commitments once the commitment period expires. As of December 31, 2008, the Company had the following commitments:

	2009	2010	2011	2012	There after	Total
	(In millions)
Private placements	$697	$159	$106	$8	$909	$1,879
Mortgage loans	138	164	54	3	19	378
Partnerships and LLCs	436	168	173	465	1,565	2,807
LIHTC investments (including equity contributions)	16	25	-	-	3	44

Total	$1,287	$516	$333	$476	$2,496	$5,108

In connection with acquisitions and dispositions, the Company had commitments related to property lease arrangements, certain indemnities, investments and other business obligations, in the normal course of business. As of December 31, 2008 and 2007, the Company had no outstanding obligations attributable to these commitments.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. As of December 31, 2008 and 2007, the Company had no outstanding obligations attributable to these commitments and guarantees.

19.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2008 are illustrated below:

	Amount	% of Total
	($ In Millions)
Subject to discretionary withdrawal -
With fair value adjustment	$7,358	16%
At book value less current surrender charge of 5% or more	552	1
At fair value	25,723	58

Subtotal	33,633	75
Subject to discretionary withdrawal -
At book value without fair value adjustment	2,703	6
Not subject to discretionary withdrawal	8,483	19

Total	$44,819	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the reconciliation of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2008 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves - group annuities	$9,156
Policyholders’ reserves - individual annuities	3,758
Policyholders’ reserves - guaranteed investment contracts	325
Liabilities for deposit-type contracts	3,921

Subtotal	17,160
Separate Account Annual Statement:
Annuities	25,859
Other annuity contract deposit-funds and guaranteed interest contracts	1,800

Subtotal	27,659

Total	$44,819

b.	Separate accounts

The Company has guaranteed separate accounts classified as the following: (1) indexed, which are invested to mirror an established index based on the guarantee and (2) non-indexed, which have reserve interest rates at no greater than 4% and/or to fund a long-term interest guarantee in excess of a year that does not exceed 4%. The Company has non-guaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense, and minimum death benefit guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2008 is as follows:

	Indexed	Non- Indexed	Non- Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits	$-	$-	$6,622	$6,622

Reserves:
For accounts with assets at:
Fair value	$1,045	$2,038	$26,278	$29,361
Amortized cost	753	138	-	891

Total reserves	1,798	2,176	26,278	30,252
Other liabilities	-	-	600	600

Total	$1,798	$2,176	$26,878	$30,852

By withdrawal characteristics:
Subject to withdrawal:
With fair value adjustment	$794	$-	$-	$794
At fair value, which may or may not have a surrender charge	-	2,038	26,278	28,316
At book value without fair value adjustment and with current surrender charge less than 5%	-	138	-	138

Subtotal	794	2,176	26,278	29,248
Not subject to discretionary withdrawal	1,004	-	-	1,004
Other liabilities	-	-	600	600

Total	$1,798	$2,176	$26,878	$30,852

The following is a summary reconciliation of amounts reported as transfers to (from) separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers to (from) separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Income for the years ended December 31, 2008, 2007 and 2006:

	For the Years Ended December 31,
	2008	2007	2006
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$6,200	$7,207	$8,230
Transfers from separate accounts	(6,057)	(5,195)	(5,630)

Subtotal	143	2,012	2,600
Reconciling adjustments:
Net deposits on deposit-type liabilities	422	(463)	(497)

Net transfers to (from) separate accounts	$565	$1,549	$2,103

Net deposits on deposit-type liabilities of $422 million transferred to separate accounts in 2008 include $386 million for Pacific Investment Management Company deposit-type contracts and $36 million for Alpha Backed Notes. Net deposits on deposit-type liabilities of $463 million transferred from separate accounts in 2007 related to Alpha Backed Notes. These deposits are not considered premium and therefore were excluded from the Statutory Statements of Income.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

20.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows, non-cash transactions primarily related to the following:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Bond conversion	$3,581	$2,812	$1,698
Various invested assets converted to bonds	261	-	-
Stock conversion	103	19	314
Other invested assets stock distribution	21	41	111
Other invested asset received as dividend	18	-	-
Mortgage to other invested assets	14	-	-
Other invested assets converted to bonds	14	-	-
Interest capitalization for long-term debt	11	13	-
Dividend reinvestment	10	35	20
Net investment income payment in-kind bonds	6	7	11
Stock conversion to other invested assets	-	263	71
Bond transfers to other invested assets	-	120	47
Derivatives to long-term debt	-	26	-
Stock conversion to bonds	-	25	32
Reclassification of short-term investments to bonds	-	13	906
Transfer of real estate from separate accounts to partnerships and limited liability companies	-	-	398
Bonds conversion to stocks	-	-	1

Included in the bond conversion amount above is $1,983 million which is included in the Proceeds from investments sold, matured, or repaid on bonds and Cost of investments acquired for bonds on the Statutory Statements of Cash Flows for the year ended December 31, 2008 that represents rollover transactions processed as the result of rate resets on existing bank loans. For the years ended December 31, 2007 and 2006, the amounts were $1,774 million and $1,277 million, respectively.

As of December 31, 2007, the cash, cash equivalents and short-term investments of $2,558 million on the Statutory Statements of Cash Flows excluded $8 million of nonadmitted assets related to securities purchased under agreements to resell. The uncollateralized portion of the contract was nonadmitted when the fair value of the collateral fell below the contract value. There was no adjustment required for December 31, 2008.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

21.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2008 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors, LLC - 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor L, LLC

MML Mezzanine Investor II, LLC

MML Private Equity Fund Investor, LLC

MML Re Finance LLC

MMC Equipment Finance LLC

Invicta Advisors LLC

PL - Apts, LLC - 92% (remaining 8% owned by C.M. Life Insurance Company)

MML ABN Separate Account Holding Company LLC

MML ABN Separate Account Holding Company II LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Re Finance LLC

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Holding MSC, Inc.

MassMutual International LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation - 98%

MassMutual Baring Holding LLC

MML Financial, LLC

MassMutual Capital Partners LLC

First Mercantile Trust Company

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements

Financial Statements included in Part A

Condensed Financial Information

Financial Statements included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2008

Statements of Operations and Changes in Net Assets for the years ended December 31, 2008 and 2007

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2008 and 2007

Statutory Statements of Income for the years ended December 31, 2008, 2007, and 2006

Statutory Statements of Changes in Surplus for the years ended December 31, 2008, 2007, and 2006

Statutory Statements of Cash Flows for the years ended December 31, 2008, 2007, and 2006

Notes to Statutory Financial Statements

(b) Exhibits

Exhibit 1	Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account.(1)

Exhibit 2	Not Applicable.

Exhibit 3	(i) Principal Underwriting Agreement.(3)

(ii) Underwriting and Servicing Agreement.(3)

(iii) Insurance Products Distribution Agreement (4/08).(16)

(iv) Amendment for Insurance Product Distribution Agreement (4/08).(9)

Exhibit 4	Form of Individual Annuity Contract.(5)

Form of Contract Schedule(10)

Form of Guaranteed Minimum Income Benefit Rider(12)

Form of Guaranteed Minimum Withdrawal Benefit Rider(10)

9/8/2008 Revisions (2008 Version): Form of Individual Annuity Contract; Form of Guaranteed Minimum Income Benefit Rider; Unisex Annuity Rates Rider.(13)

Exhibit 5	Form of Individual Annuity Application.(13)

Exhibit 6	(i) Copy of Articles of Incorporation of the Company.(14)

(ii) Copy of the Bylaws of the Company.(15)

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Exhibit 7	Not Applicable.

Exhibit 8	(a) Fund Participation Agreements

Form of Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer, Inc.(8)

Form of Participation Agreement with Panorama Series Fund, Inc.(2)

Form of Participation Agreement with Fidelity Variable Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Variable Insurance Products Fund III.(4)

Form of Participation Agreement with ING Variable Products Trust.(8)

Form of Participation Agreement with MML Series Investment Fund.(6)

Form of Participation Agreement with MML Series Investment Fund II.(6)

Form of Participation Agreement with AIM Variable Insurance Funds, Inc.(7)

Form of Participation Agreement with PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC.(8)

(b) Rule 22c-2 Agreements(11)

AIM Variable Insurance Funds
Fidelity Variable Insurance Products Fund
ING Variable Products Trust
MML Series Investment Fund
MML Series Investment Fund II
Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.
PIMCO Variable Insurance Trust

Exhibit 9	Opinion and Consent of Counsel.*

Exhibit 10	(i) Consent of Independent Registered Public Accounting Firm, KPMG LLP*

(ii) Powers of Attorney(9):

Stuart H. Reese

Michael T. Rollings

Norman A. Smith

Thomas C. Barry

Kathleen A. Corbet

Roger W. Crandall

James H. DeGraffenreidt, Jr.

Patricia Diaz Dennis

William B. Ellis

Robert A. Essner

Robert M. Furek

Raymond W. LeBoeuf

John F. Maypole

Marc F. Racicot

William T. Spitz

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

Exhibit 14	None.

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(1)	Incorporated by reference to Registrant’s initial Registration Statement No. 333-45039 filed on January 28, 1998.
(2)	Incorporated by reference to Registration Statement No. 333-22557, filed on February 28, 1997.
(3)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-45039, filed on June 4, 1998.
(4)	Incorporated by reference to Initial Registration Statement No. 333-65887 filed on Form S-6 on October 20, 1998.
(5)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-112626 on Form N-4 on July 29, 2004.
(6)	Incorporated by reference to initial Registration Statement No. 333-130156 filed on December 6, 2005.
(7)	Incorporated by reference to initial Registration Statement No. 333-131007 filed on January 13, 2006.
(8)	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991, filed on Form N-4 in April 2006.
(9)	Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 333-81015, filed on Form N-4 in April 2009.
(10)	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-112626, filed in October 2007.
(11)	Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-80991, filed in April 2007.
(12)	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 333-112626, filed June 1, 2007.
(13)	Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 333-112626, filed on August 19, 2008.
(14)	Incorporated by reference to Initial Registration Statement No. 333-150916, filed on May 14, 2008.
(15)	Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement No. 333-50410, filed on November 24, 2008.
(16)	Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement No. 333-109620, filed on August 19, 2008.
*	Filed herewith.

Item 25. Directors and Officers of the Depositor

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Directors of Massachusetts Mutual Life Insurance Company

Thomas C. Barry, Director 320 Park Avenue, 28th Floor New York, NY 10022	Robert M. Furek, Director 1370 Cutler Court Marco Island, FL 34145

Kathleen A. Corbet, Director 49 Cross Ridge Road New Caanan, CT 06840	Raymond W. LeBoeuf, Director 1590 Galleon Drive Naples, FL 34101-7716

Roger W. Crandall, Director 1295 State Street Springfield, MA 01111	John F. Maypole, Director 55 Sandy Hook Road - North Sarasota, FL 34242

James H. DeGraffenreidt, Jr., Director 101 Constitution Avenue, NW Washington, DC 20080	Marc Racicot, Director 1130 Connecticut Ave., NW, Suite 1000 Washington, DC 20036

Patricia Diaz Dennis, Director 175 East Houston, Room 11-A-50 San Antonio, TX 78205	Stuart H. Reese, Director, Chairman 1295 State Street Springfield, MA 01111

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	William T. Spitz, Director 16 Wynstone Nashville, TN 37215
Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940 Officers of Massachusetts Mutual Life Insurance Company

Todd G. Picken, Corporate Vice President and Treasurer 1295 State Street Springfield, MA 01111	Norman A. Smith, Corporate Vice President and Corporate Controller 1295 State Street Springfield, MA 01111

Roger W. Crandall, President and Chief Operating Officer

1295 State Street

Springfield, MA 01111

John V. Murphy, Executive Vice President

1295 State Street

Springfield, MA 01111

Mark Roellig, Executive Vice President and General Counsel

1295 State Street

Springfield, MA 01111

Michael T. Rollings, Executive Vice President and Chief Financial Officer

1295 State Street

Springfield, MA 01111

Elaine A. Sarsynski, Executive Vice President

1295 State Street

Springfield, MA 01111

Michael Fanning, Executive Vice President

1295 State Street

Springfield, MA 01111

Stuart H. Reese, Chief Executive Officer (principal executive officer)

1295 State Street

Springfield, MA 01111

Thomas Finke, Executive Vice President and Chief Investment Officer

1295 State Street

Springfield, MA 01111

Christine Peaslee, Vice President, Corporate Secretary & Counsel

1295 State Street

Springfield, MA 01111

William Glavin, Executive Vice President

1295 State Street

Springfield, MA 01111

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I.	DIRECT SUBSIDIARIES OF MASSMUTUAL - MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

3.	CML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portfolio of the investment interests in a mezzanine fund.

4.	CML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

B.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

C.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

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b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer. (MML Investors Services, Inc. – 51% and Series Members – 49%)

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

1)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Real Estate Advisers Europe B.V. (October 31, 2008), a Dutch company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC that is applying to become a licensed Dutch investment firm regulated by the Dutch Authority for Financial Markets.

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b.	Cornerstone Real Estate Advisers Asia Limited (January 23, 2008), a Hong Kong company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC that is applying to become a Hong Kong licensed investment firm regulated by the Securities and Futures Commission.

c.	Cornerstone Acquisitions LLC (August 24, 2007), a Delaware limited liability company that was formed for the purpose of entering into purchase contracts for real property interests for the benefit of cornerstone Real Estate Advisers LLC clients.

4.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

b.	Babson Capital Management Inc., a Delaware corporation that holds a “corporation” real estate license.

c.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

d.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, serves as general partner of Almack Leveraged 1 LP, Almack Unleveraged 1 LP and Almack Leveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

c.)	Almack Mezzanine Fund II Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, serves as general partner of Almack Mezzanine II Leveraged LP, Almack Mezzanine II Unleveraged LP, and Almack Mezzanine Founder II LP.

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e.	Aldwych Funding, LLC, a Delaware Limited liability company that makes loans and other investments.

f.	BCCM I GP LLC (January 26, 2009), a Delaware limited liability company formed for the purpose of acting as the general partner for Babson Capital core Mortgage Fund I LLC.

5.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies. (MassMutual Holding LLC – 98.484%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds. (OppenheimerFunds Services, a division of OppenheimerFunds, Inc. operates as a transfer agent for the Oppenheimer funds.)

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Trusts.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a broker-dealer and general distributor of the Oppenheimer funds.

3.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

4.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for closed-end funds managed by Oppenheimer and certain closed-end funds managed by MassMutual.

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5.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for the Centennial Trusts.

6.)	OFI Private Investments Inc. (March 20, 2000) is a New York based registered investment adviser which manages separate accounts for investors and also acts as the Program Manager and Investment Manager for several states’ 529 college savings and prepaid tuition plans.

7.)	OFI Institutional Asset Management, Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	OppenheimerFunds International Distributor Limited, a Hong Kong based corporation which conducts the business of a trust company.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

d.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

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8.)	OppenheimerFunds International Ltd. (July 9, 1997), is a Dublin-based limited liability company that currently has no operations.

a.)	OFI Institutional Asset Management, Ltd., (February 6, 2007), is an English-based, limited liability company, wholly-owned by OppenheimerFunds International, Ltd. that currently has no operations.

b.	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda) Limited a Bermuda-based investment adviser.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management Limited, a company based in the United Kingdom.

4.)	Tremont Securities, Inc., a New York company that acts as a registered broker dealer.

5.)	Tremont Capital Management Corp., a Canadian company.

6.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

7.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

8.)	Tremont GP, Inc., a Delaware corporation.

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6.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

7.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

8.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

9.	MassMutual International LLC (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.99% by MassMutual International LLC and .01% by MassMutual Holding LLC.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (MassMutual Asia Limited owns 99.99% and MassMutual Services Limited owns .01%.

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 6.38% of MassMutual Life Insurance Company in Japan. (Owned 99.98% by MassMutual Asia Limited, .01% by Ling Sau Lei and .01% by Jones Leung.)

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4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited—50%.)

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC – 79.43%; MassMutual Holding LLC—.07%; 1279342 Ontario Limited – 20.5%)

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) Limitada – 99.99 % and MassMutual International LLC .01%).

a.)	Compañia de Seguros CorpVida S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual (Chile) Limitada – 33.49%)

c.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company.

d.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

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1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. 39.01%)

e.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC – 89.88%; MassMutual Asia Limited – 10.10%; and MassMutual Life Insurance Company—.02%).

1.)	Hakone Fund LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

2.)	Hakone Fund II LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

f.	MassMutual Mercuries Insurance Agency Co., Inc., a Taiwan company which operates as a life Insurance agency (MassMutual International LLC-50%).

10.	MassMutual Assignment Company (Oct. 4 2000), a North Carolina corporation which operated a structured settlement business.

11.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

b.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

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12.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Limted, a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

a.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

b.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

c.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

d.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

e.)	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

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i.	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

ii.	Baring International Investment Management Limited (October 26, 1973), organized in Hong Kong. In members’ voluntary liquidation.

iii.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

aa.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

bb.	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors.

cc.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

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dd.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

ee.	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland.

ff.	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

gg.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

i.	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

ii.	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

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iii.	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

iv.	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

13.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

14.	First Mercantile Trust Company (November 26, 1957), a Tennessee trust company engaged in the business of providing retirement plan investment management and recordkeeping products and services to businesses and individuals

D.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.

1.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide.

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a.	Winmark Special Finance LLC (May 18, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets.

b.	Winmark Limited Funding LLC (June 3, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets, and then issues non-recourse promissory notes which are secured by such assets (excluding residual interests).

c.	WEF Seller LLC 2006-A (January 26, 2007), a Delaware limited liability company that previously held a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

1.)	WEF Issuer LLC 2006-A (October 17, 2005), a Delaware limited liability company that holds and manages equipment-related assets and makes payments on certain notes.

J.	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

K.	MML ABN Separate Account Holding Company LLC (September 9, 2008), a Delaware limited liability company which serves as an investment vehicle for a MassMutual separate account.

L.	MML ABN Separate Account Holding Company II LLC (September 9, 2008), a Delaware limited liability company which serves as an investment vehicle for a MassMutual separate account.

M.	MML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

N.	MML Re Finance LLLC (December 19, 2008), a Delaware limited Liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

O.	PL-Apts, LLC (December 18, 2008), a Delaware limited liability company formed for the purpose of owning an apartment complex in Nashville, Tennessee.

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II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MML Series Investment Fund, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

•	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MassMutual Select Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•

MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

•	The Greater China Fund, Inc and The Asia Pacific Fund, Inc: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Bond Fund Series

•	Centennial California Tax-Exempt Trust

•	Centennial Government Trust

•	Centennial Money Market Trust

•	Centennial New York Tax Exempt Trust

•	Centennial Tax Exempt Trust

•	OFI Tremont Core Strategies Hedge Fund

•	Oppenheimer Absolute Return Fund

•	Oppenheimer AMT-Free Municipals

•	Oppenheimer AMT-Free New York Municipals

•	Oppenheimer Balanced Fund

•	Oppenheimer Baring China Fund

•	Oppenheimer Baring Japan Fund

•	Oppenheimer Baring SMA International Fund

•	Oppenheimer California Municipal Fund

•	Oppenheimer Capital Appreciation Fund

•	Oppenheimer Capital Income Fund

•	Oppenheimer Cash Reserves

•	Oppenheimer Champion Income Fund

•	Oppenheimer Commodity Strategy Total Return Fund

•	Oppenheimer Developing Markets Fund

•	Oppenheimer Discovery Fund

•	Oppenheimer Dividend Growth Fund

•	Oppenheimer Emerging Growth Fund

•	Oppenheimer Equity Fund, Inc.

•	Oppenheimer Equity Income Fund, Inc.

•	Oppenheimer Global Fund

•	Oppenheimer Global Opportunities Fund

•	Oppenheimer Global Value Fund

•	Oppenheimer Gold & Special Minerals Fund

•	Oppenheimer Institutional Money Market Fund

•	Oppenheimer Integrity Funds

•	Oppenheimer International Bond Fund

•	Oppenheimer International Diversified Fund

•	Oppenheimer International Growth Fund

•	Oppenheimer International Small Company Fund

•	Oppenheimer International Value Trust

•	Oppenheimer Limited Term California Municipal Fund

•	Oppenheimer Limited-Term Government Fund

•	Oppenheimer Main Street Funds, Inc.®

•	Oppenheimer Main Street Opportunity Fund®

•	Oppenheimer Main Street Small Cap Fund®

•	Oppenheimer Master Event-Linked Bond Fund, LLC

•	Oppenheimer Master International Value Fund, LLC

•	Oppenheimer Master Loan Fund, LLC

•	Oppenheimer MidCap Fund

•	Oppenheimer Money Market Fund, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer Municipal Fund

•	Oppenheimer Portfolio Series

•	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

•	Oppenheimer Principal Protected Trust II®

•	Oppenheimer Principal Protected Trust III®

•	Oppenheimer Principal Protected Trust®

•	Oppenheimer Quest For Value Funds

•	Oppenheimer Quest International Value Fund, Inc.

•	Oppenheimer Real Estate Fund

•	Oppenheimer Rising Dividends Fund, Inc.

•	Oppenheimer Rochester Arizona Municipal Fund

•	Oppenheimer Rochester Double Tax-Free Municipals Fund

•	Oppenheimer Rochester General Municipal Fund

•	Oppenheimer Rochester Maryland Municipal Fund

•	Oppenheimer Rochester Massachusetts Municipal Fund

•	Oppenheimer Rochester Michigan Municipal Fund

•	Oppenheimer Rochester Minnesota Municipal Fund

•	Oppenheimer Rochester North Carolina Municipal Fund

•	Oppenheimer Rochester Ohio Municipal Fund

•	Oppenheimer Rochester Virginia Municipal Fund

•	Oppenheimer Select Value Fund

•	Oppenheimer Senior Floating Rate Fund

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer SMA Core Bond Fund

•	Oppenheimer SMA International Bond Fund

•	Oppenheimer Strategic Income Fund

•	Oppenheimer Target Distribution Fund

•	Oppenheimer Target Distribution & Growth Fund

•	Oppenheimer Transition 2010 Fund

•	Oppenheimer Transition 2015 Fund

•	Oppenheimer Transition 2020 Fund

•	Oppenheimer Transition 2025 Fund

•	Oppenheimer Transition 2030 Fund

•	Oppenheimer Transition 2040 Fund

•	Oppenheimer Transition 2050 Fund

•	Oppenheimer Tremont Market Neutral Fund, LLC

•	Oppenheimer Tremont Opportunity Fund, LLC

•	Oppenheimer U.S. Government Trust

•	Oppenheimer Variable Account Funds

•	Panorama Series Fund, Inc.

•	Rochester Fund Municipals

•	Rochester Portfolio Series

•	Tennenbaum Opportunities Fund V, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Opportunities Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Partners, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Tennenbaum Opportunities Partners V, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

Item 27. Number Of Contract Owners

As of January 31, 2009, the number of contract owners was 40,118.

Item 28. Indemnification

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MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provides for indemnification of directors and officers as follows:

Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 29. Principal Underwriters

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(a) MML Distributors, LLC, (“MML Distributors”) and MML Investors Services, Inc. (“MMLISI”), subsidiaries of Massachusetts Mutual Life Insurance Company, act as principal underwriters for contracts/policies that utilize registered separate accounts of Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company. MMLISI serves as principal underwriter of the contracts/policies sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MML Distributors and MMLISI either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Massachusetts Mutual Variable Annuity Fund 1, Massachusetts Mutual Variable Annuity Fund 2, CML Variable Annuity Account A, CML Variable Annuity Account B, CML Accumulation Annuity Account E, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, and C.M. Life Variable Life Separate Account I. MassMutual Variable Life Separate Account II. MML Series Investment Fund and MML Series Investment Fund II

(b) MML Distributors, LLC and MML Investors Services, Inc. are the principal underwriters for the contracts. The following people are officers and member representatives of MML Distributors LLC and officers and directors of MML Investors Services, Inc.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Andrew Dickey	Chief Executive Officer, President and Springfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

Peter G. Lahaie	Chief Financial Officer, Vice President and Treasurer

Elaine A. Sarsynski	Member Representative Massachusetts Mutual Life Insurance Co. Member Representative MassMutual Holding L.L.C.	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Jennifer Dupuis-Krause	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

H. Bradford Hoffman	Chief Compliance Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Stephen Alibozek	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Michael Hicks	Registration Manager	1295 State Street Springfield, MA 01111-0001

Donna Watson	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Robert Wittneben	Chief Information Officer	1295 State Street Springfield, MA 01111-0001

Lenore MacWade	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Cade Cherry	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Retirement Services Supervisor and Fund Product Distribution Officer	1295 State Street Springfield, MA 01111-0001

Michael R. Fanning	USIG Operations Supervisor	1295 State Street Springfield, MA 01111-0001

William McCauley	Assistant Vice President and Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Melissa Millan	USIG Product/Sales Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Douglas Russell	Variable Annuity Product Distribution Officer Retirement Income Supervisor and Enfield OSJ Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Jo-Anne Rankin	Variable Life Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Barbara Upton	Assistant Vice President	1295 State Street Springfield, MA 01111-0001

Christine Peaslee	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, INC.

Name	Positions and Offices	Principal Business Address
Michael Fannning	Chairman of the Board & Chief Executive Officer, Investment Committee Member	*

Burvin E. Pugh	Vice Chairman of the Board, Senior Vice President, Director	*

John Vaccaro	President, Director, Agency Field Force Supervisor	*

Peter G. Lahaie	Vice President, Finance, Chief Financial Officer, Treasurer	*

William F. Monroe, Jr.	Vice President, Sales & Product Supervisor, Chief Operations Officer, Registered Options Principal	*

Michael L. Kerley	Chief Compliance Officer	*

Robert Wittneben	Chief Information Officer	*

Kenneth M. Rickson	Field Risk Officer, Director	*

Elaine Sarsynski	RS Supervisor, Director	*

Robert S. Rosenthal	Chief Legal Officer, Secretary, Vice President, Associate General Counsel	*

Mary S. Block	Second Vice President, Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Christine Peaslee	Assistant Secretary	*

William H. McCauley	Assistant Treasurer, Assistant Vice President	*

Bruce C. Frisbie	Assistant Treasurer	*

Kevin LaComb	Assistant Treasurer	*

Lenore McWade	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Daniel McLaughlin	Assistant Treasurer	**

Kathy Rogers	Continuing Education Officer	*

Thomas H. Jurkowski	Agency Vice President	*

Edward Youmell	Agency Vice President	*

John Carlson	Agency Vice President	*

Maritza Flores	Executive Benefits Supervisor	*

Douglas Russell	RI Supervisor Variable Annuity Product Distribution Officer	**

Frances Thomas	Assistant Vice President, Chief Privacy Officer	*

Mark Viviano	Assistant Vice President	*

Elaine Gruet	Assistant Vice President	*

Mark Larose	Assistant Vice President	*

Michael Rollings	Director	*

Gregory Deavens	Director	**

Melissa Millan	Director	**

Jo-Anne Rankin	Variable Life Product Distribution Officer	**

Francine Reipold	Registration Manager	*

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c)	For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Distribution” section of the Statement of Additional Information.

Item 30. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant at 100 Bright Meadow Boulevard, Enfield, CT 06082 and 1295 State Street, Springfield, MA 01111.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

(a)	Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

(b)	Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)	Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the individual deferred variable annuity contract described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

7

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 4, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 14 to Registration Statement No. 333-112626 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on April 27, 2009.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4 MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ STUART H. REESE*
Stuart H. Reese Chief Executive Officer Massachusetts Mutual Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

8

Signature	Title	Date

STUART H. REESE* Stuart H. Reese	Director and Chief Executive Officer (principal executive officer)	April 27, 2009

MICHAEL T. ROLLINGS* Michael T. Rollings	Chief Financial Officer (principal financial officer)	April 27, 2009

NORMAN A. SMITH* Norman A. Smith	Controller (principal accounting officer)	April 27, 2009

THOMAS C. BARRY* Thomas C. Barry	Director	April 27, 2009

KATHLEEN A. CORBET* Kathleen Corbet	Director	April 27, 2009

ROGER W. CRANDALL* Roger W. Crandall	Director	April 27, 2009

JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 27, 2009

PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 27, 2009

WILLIAM B. ELLIS* William B. Ellis	Director	April 27, 2009

ROBERT ESSNER* Robert Essner	Director	April 27, 2009

ROBERT M. FUREK* Robert M. Furek	Director	April 27, 2009

RAYMOND W. LEBOEUF* Raymond W. LeBoeuf	Director	April 27, 2009

JOHN F. MAYPOLE* John F. Maypole	Director	April 27, 2009

MARC RACICOT* Marc Racicot	Director	April 27, 2009

WILLIAM T. SPITZ* William T. Spitz	Director	April 27, 2009

/S/ JOHN E. DEITELBAUM		April 27, 2009
John E. Deitelbaum
*As Attorney-in-Fact Pursuant to Power of Attorney

REPRESENTATION BY REGISTRANT’S COUNSEL

As attorney to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 14 to Registration Statement No. 333-112626, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/    JAMES M. RODOLAKIS

James M. Rodolakis

Vice President and Senior

Counsel

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INDEX TO EXHIBITS

Exhibit 9	Opinion and Consent of Counsel

Exhibit 10(i)	Consent of Independent Registered Public Accounting Firm, KPMG LLP